                                           REGISTRATION STATEMENT NO. 333-58783
                                                                      811-08867
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 11


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 11


                               -----------------

          THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
                          (Exact name of Registrant)

                        THE TRAVELERS INSURANCE COMPANY
                              (Name of Depositor)

                One Cityplace, Hartford, Connecticut 06103-3415
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including area code: (860) 308-1000


                            JAMES L. LIPSCOMB, ESQ.
                 EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                        The Travelers Insurance Company
                                 One Cityplace
                       Hartford, Connecticut 06103-3415
                                (860) 308-1000
           (Name, Address, including Zip Code, and Telephone Number,
                   including Area Code of Agent for Service)
                    (Name and Address of Agent for Service)

                                  COPIES TO:
                                Diane E. Ambler
                  Krikpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, NW
                             Washington, DCi 20006


                               -----------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485.


[ ] __ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

                METLIFE RETIREMENT ACCOUNT ANNUITY PROSPECTUS:
                (Formerly Travelers Retirement Account Annuity)

          METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
     (Formerly The Travelers Separate Account Five for Variable Annuities)
           METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES
     (Formerly The Travelers Separate Account Six for Variable Annuities)
This prospectus describes MetLife Retirement Account Annuity, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut (formerly The Travelers Insurance Company and The Travelers Life and Annuity Company, respectively).* MetLife Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts".) We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts." The Contract is not available to new purchasers. Current Contract Owners may make additional purchase payments.

You can choose to have your premium ("Purchase Payments") and any applicable Purchase Payment Credits accumulate on a variable and, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund -- Class 2
 American Funds Growth Fund -- Class 2
 American Funds Growth-Income Fund -- Class 2
DELAWARE VIP TRUST -- STANDARD CLASS
 Delaware VIP Small Cap Value Series
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL SHARES
 Dreyfus Variable Investment Fund Appreciation Portfolio
 Dreyfus Variable Investment Fund Developing Leaders Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Templeton Developing Markets Securities Fund -- Class 2
 Templeton Foreign Securities Fund -- Class 2
JANUS ASPEN SERIES
 Mid Cap Growth Portfolio -- Service Shares
LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
 Legg Mason Partners Variable All Cap Portfolio -- Class I+
 Legg Mason Partners Variable Investors Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
 Legg Mason Partners Variable Appreciation Portfolio+
 Legg Mason Partners Variable Equity Index Portfolio -- Class II+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
 Legg Mason Partners Variable Adjustable Rate Income Portfolio+
 Legg Mason Partners Variable Aggressive Growth Portfolio+
 Legg Mason Partners Variable High Income Portfolio+
 Legg Mason Partners Variable Large Cap Growth Portfolio+
 Legg Mason Partners Variable Social Awareness Stock Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
 Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio+ MET INVESTORS SERIES TRUST
 Batterymarch Mid-Cap Stock Portfolio -- Class A+
 Dreman Small-Cap Value Portfolio -- Class A+
 Harris Oakmark International Portfolio -- Class A+
 Janus Capital Appreciation Portfolio -- Class A+
 Legg Mason Partners Managed Assets Portfolio+
 Lord Abbett Bond Debenture Portfolio -- Class A+
 Lord Abbett Growth and Income Portfolio -- Class B+


 Lord Abbett Mid-Cap Value Portfolio -- Class B+
 Mercury Large-Cap Core Portfolio -- Class A+
 Met/AIM Capital Appreciation Portfolio -- Class A+
 Met/AIM Small Cap Growth Portfolio -- Class A+
 MFS(R) Value Portfolio -- Class A+
 Neuberger Berman Real Estate Portfolio -- Class A+
 Pioneer Fund Portfolio -- Class A+
 Pioneer Mid-Cap Value Portfolio -- Class A
 Pioneer Strategic Income Portfolio -- Class A+
METLIFE INVESTMENT FUNDS, INC.
 MetLife Investment Diversified Bond Fund+ -- Class I
 MetLife Investment International Stock Fund+ -- Class I
 MetLife Investment Large Company Stock Fund+ -- Class I
 MetLife Investment Small Company Stock Fund+ -- Class I
METROPOLITAN SERIES FUND, INC.
 BlackRock Aggressive Growth Portfolio -- Class D+
 BlackRock Bond Income Portfolio -- Class A+
 BlackRock Money Market Portfolio -- Class A+
 FI Large Cap Portfolio -- Class A+
 FI Value Leaders Portfolio -- Class D+
 MFS(R) Total Return Portfolio -- Class F+
 Oppenheimer Global Equity Portfolio -- Class B+
 Western Asset Management High Yield Bond Portfolio -- Class A+
 Western Asset Management U.S. Government Portfolio -- Class A+
PIMCO VARIABLE INSURANCE TRUST -- Administrative Class
 Real Return Portfolio
 Total Return Portfolio
PUTNAM VARIABLE TRUST
 Putnam VT Small Cap Value Fund -- Class IB
VAN KAMPEN LIFE INVESTMENT TRUST
 Van Kampen Life Investment Trust
 Comstock Portfolio -- CLASS II
VARIABLE INSURANCE PRODUCTS FUND -- Service Class 2
 VIP Contrafund(R) Portfolio
 VIP Mid Cap Portfolio
METROPOLITAN SERIES FUND, INC. -- ASSET ALLOCATION PORTFOLIOS - CLASS B
 MetLife Conservative Allocation Portfolio
 MetLife Conservative to Moderate Allocation Portfolio
 MetLife Moderate Allocation Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio
 MetLife Aggressive Allocation Portfolio

--------

 (+)This Variable Funding Option has been subject to a merger, substitution or name change. Please see Appendix F.

We also offer variable annuity Contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2006.
We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, Hartford, 185 Asylum Street, Connecticut 06103-3415, call 1-800-233-3591 or access the SEC's website (http://www.sec.gov). See Appendix H for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED MAY 1, 2006

--------
 * The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The Travelers Life and Annuity Company has filed for approval to change its name to MetLife Life and Annuity Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred.

                               TABLE OF CONTENTS




Glossary...................................................................  3
Summary....................................................................  5
Fee Table..................................................................  9
Condensed Financial Information............................................ 18
The Annuity Contract....................................................... 18
 Contract Owner Inquiries.................................................. 19
 Purchase Payments......................................................... 19
 Purchase Payment Credits.................................................. 19
 Conservation Credit....................................................... 20
 Accumulation Units........................................................ 20
 The Variable Funding Options.............................................. 20
Fixed Account.............................................................. 26
Charges and Deductions..................................................... 26
 General................................................................... 26
 Withdrawal Charge......................................................... 27
 Free Withdrawal Allowance................................................. 28
 Transfer Charge........................................................... 28
 Mortality and Expense Risk Charge......................................... 29
 Variable Funding Option Expenses.......................................... 29
 Floor Benefit/Liquidity Benefit Charges................................... 29
 CHART Asset Allocation Program Charges.................................... 29
 Premium Tax............................................................... 30
 Changes in Taxes Based upon Premium or Value.............................. 30
Transfers.................................................................. 30
 Market Timing............................................................. 30
CHART Asset Allocation Program............................................. 33
Access to Your Money....................................................... 34
 Systematic Withdrawals.................................................... 35
Ownership Provisions....................................................... 35
 Types of Ownership........................................................ 35
   Contract Owner.......................................................... 35
   Beneficiary............................................................. 36
Death Benefit.............................................................. 36
 Death Proceeds before the Maturity Date................................... 36
 Step-Up Death Benefit Value............................................... 37
 Payment of Proceeds....................................................... 38
 Beneficiary Contract Continuance.......................................... 38
 Planned Death Benefit..................................................... 39
 Death Proceeds after the Maturity Date.................................... 39
The Annuity Period......................................................... 39
 Maturity Date............................................................. 39
 Liquidity Benefit......................................................... 40
 Allocation of Annuity..................................................... 41
 Variable Annuity.......................................................... 41
 Fixed Annuity............................................................. 42
Payment Options............................................................ 42
 Election of Options....................................................... 42


 Annuity Options...........................................................  43
Miscellaneous Contract Provisions..........................................  43
 Right to Return...........................................................  43
 Termination...............................................................  44
 Required Reports..........................................................  44
 Suspension of Payments....................................................  44
The Separate Accounts......................................................  44
 Performance Information...................................................  45
Federal Tax Considerations.................................................  45
 General Taxation of Annuities.............................................  45
 Qualified Annuity Contracts...............................................  46
   Taxation of Qualified Annuity Contracts.................................  47
   Mandatory Distributions for Qualified Plans.............................  47
   Treatment of Charges for Optional Benefits..............................  49
   Taxation of Death Benefit Proceeds......................................  49
 Other Tax Considerations..................................................  49
   Penalty Tax for Premature Distribution..................................  48
   Puerto Rico Tax Considerations..........................................  49
   Non-Resident Aliens.....................................................  50
   Hurricane Relief........................................................  50
Incorporation of Certain Documents by Reference............................  50
Other Information..........................................................  51
 The Insurance Companies...................................................  51
 Financial Statements......................................................  52
 Distribution of the Contracts.............................................  52
 Conformity with State and Federal Laws....................................  54
 Voting Rights.............................................................  54
 Restrictions on Financial Transactions....................................  54
 Legal Proceedings.........................................................  55
Appendix A: Condensed Financial Information for
 MetLife Insurance Company of Connecticut: Separate Account Five            A-1
Appendix B: Condensed Financial Information for
 MetLife Life and Annuity Company of Connecticut:
 Separate Account Six...................................................... B-1
Appendix C: Waiver of Withdrawal Charge for Nursing Home Confinement....... C-1
Appendix D: Market Value Adjustment........................................ D-1
Appendix E: What You Need To Know If You Are A Texas Optional Retirement
 Program Participant....................................................... E-1
Appendix -- F: Additional Information Regarding the Underlying Funds....... F-1
Appendix G: Portfolio Legal and Marketing Names............................ G-1
Appendix H: Contents of the Statement of Additional Information............ H-1

                                   GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or
(d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.


HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.


MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an Annuity or Income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.


SEPARATE ACCOUNT -- MetLife of CT Separate Account Five for Variable Annuities and MetLife of CT Separate Account Six for Variable Annuities, each a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- an open-end diversified management investment company that serves as an investment option under the Separate Account.


WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.


WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                   SUMMARY:


                          METLIFE RETIREMENT ACCOUNT


THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.


WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, ("the Company," "we" or "us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors MetLife of CT Separate Account Five for Variable Annuities ("Separate Account Five"); MetLife Life and Annuity Company of Connecticut sponsors MetLife of CT Separate Account Six for Variable Annuities ("Separate Account Six"). When we refer to the Separate Account, we are referring to either Separate Account Five or Separate Account Six, depending upon your issuing Company. The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.


CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.


During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is not available for purchase if the proposed owner or Annuitant Is age 81 or older. The Contract is not available to new purchasers.


CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to make Purchase Payments under this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, that the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the Contract Owner. If a group Contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual Contract Owner or the group participant, as applicable. We refer to both contracts and certificates as "Contracts." If a group unallocated Contract is purchased, we issue only the Contract.


We issue group Contracts in connection with retirement plans. Depending on your Plan, certain features and/or Variable Funding Options described in this prospectus may not be available to you. Your Plan provisions supersede the prospectus. If you have any questions about your specific Plan, contact your Plan administrator.


IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any Contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity Contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its Subaccounts, the Separate Account uses your Purchase Payments to purchase shares, at your direction, of one or more of the Variable Funding Options. In turn, each Variable Funding Option invests in an underlying mutual fund ("Underlying Fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners.


WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the M&E charge at an annual rate of 0.80% for the Standard Death Benefit, and 1.25% for the Optional Death Benefit. Each Underlying Fund also charges for management costs and other expenses.


We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 5%, decreasing to 0% in years six and later.

Upon annuitization, if you select the Variable Annuitization Floor Benefit, there is a Floor Benefit charge assessed. This charge will vary based upon market conditions, and will be set at the time you choose this option. Once established, this charge will remain the same throughout the term of the annuitization. If you select the Liquidity Benefit, there is a charge of 5% of the amounts withdrawn.

If you are a participant in the CHART Asset Allocation Program, the maximum charge is 0.75% deducted from amounts of the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Managed Distribution Program").


HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, and income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Optional Death Benefit. If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

   . DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

   . SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the free withdrawal allowance may be subject to a withdrawal charge.

   . MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain Contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.


   . ASSET ALLOCATION SERVICES. Effective February 1, 2006, the CHART Asset Allocation Program is closed. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll. Participants in the program enter into a separate advisory agreement with MetLife Investment Fund Services LLC ("MIFS") (formerly, CitiStreet Financial Services LLC), an affiliate of the Company for the purpose of receiving asset allocation advice under MIFS's CHART program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by MIFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program is not a part of the Contract issued by the Company, and is closed to new participants. The program is fully described in a separate disclosure statement prepared by MIFS.


   . BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.

                                   FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE..................................................... 5%/(1)/
(AS A PERCENTAGE OF THE PURCHASE PAYMENTS AND ANY APPLICABLE PURCHASE
PAYMENT CREDITS WITHDRAWN)

TRANSFER CHARGE....................................................... $10/(2)/
(ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)

LIQUIDITY BENEFIT CHARGE.............................................. 5%
(DURING THE ANNUITY PERIOD, IF YOU HAVE ELECTED THE LIQUIDITY
BENEFIT, A SURRENDER CHARGE OF 5% OF THE AMOUNT WITHDRAWN WILL BE
ASSESSED. SEE "LIQUIDITY BENEFIT").

--------
 (1)The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 5 years. The charge is as follows:

         YEARS SINCE PURCHASE
             PAYMENT MADE              WITHDRAWAL CHARGE
-------------------------------------- -----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 years           5%
        1 years             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5 years+                              0%

 (2)We do not currently assess the transfer charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.


ANNUAL SEPARATE ACCOUNT CHARGES
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE
ACCOUNT )(3)



We will assess a minimum mortality and expense risk charge ("M&E") of 0.80% for the standard death benefit and .1.25% for the optional Death Benefit. Below is a summary of all maximum charges that may apply, depending on the death benefit you select and the optional features you select:


                                          STANDARD DEATH BENEFIT: OPTIONAL DEATH BENEFIT:
                                          ----------------------- -----------------------
Mortality and Expense Risk Charge........          0.80%                   1.25%
Administrative Expense Charge............          None                    None
                                                   ----                    ----
   Total Annual Separate Account Charges.          0.80%                   1.25%

During the annuity period, if you have elected the Variable Annuitization Floor Benefit, a total annual separate account charge of up to 3.80% or 4.25% may apply. See "Variable Annuitization Floor Benefit".


(3) We are waiving the following amounts of the M&E charge on these
Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. and an amount equal to the underlying fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Series Trust.

CHART PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. Plan participants who enrolled in the program prior to February 1, 2006, may continue to make additional Purchase Payments into the program. Plan participants who cancel enrollment in the program, may not re-enroll.



MAXIMUM ANNUAL FEE FOR CHART PROGRAM.................................. 0.75%



The following table describes the annual investment advisory fee for clients who enter into an investment advisory agreement to participate in MIFS's CHART asset allocation program. The annual fee is applied to the participant's current Contract Value. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.



                                       MAXIMUM
   CONTRACT VALUE                   ANNUAL FEE FOR
EQUAL OR GREATER THAN BUT LESS THAN CHART PROGRAM
--------------------- ------------- --------------
         $0             $25,000         0.75
      $25,000           $50,000         0.75
      $50,000           $75,000         0.50
      $75,000           $100,000        0.35%
      $100,000          $250,000        0.25%
      $250,000          $500,000        0.15%
      $500,00+                          0.10%



UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2005 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1- 800-233-3591.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                              MINIMUM MAXIMUM
                                                                              ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management
fees, distribution and/or service fees (12b-1) fees, and other expenses).....  0.42%   4.47%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                         DISTRIBUTION                        CONTRACTUAL FEE NET TOTAL
                                                            AND/OR              TOTAL ANNUAL     WAIVER       ANNUAL
                                             MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING
UNDERLYING FUND:                                FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES
----------------                             ---------- -------------- -------- ------------ --------------- ----------
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Core Equity Fund -- Series I+....   0.60%         --         0.27%      0.87%           --        0.87%/(1)/
AMERICAN FUNDS INSURANCE SERIES
  American Funds Global Growth Fund --
   Class 2*.................................   0.58%        0.25%       0.04%      0.87%           --        0.87%
  American Funds Growth Fund -- Class
   2*.......................................   0.33%        0.25%       0.02%      0.60%           --        0.60%
  American Funds Growth-Income Fund --
   Class 2*.................................   0.28%        0.25%       0.01%      0.54%           --        0.54%
CREDIT SUISSE TRUST
  Credit Suisse Trust Emerging Market
   Portfolio+...............................   1.25%         --         0.44%      1.69%           --        1.69%
DELAWARE VIP TRUST
  Delaware VIP Small Cap Value Series --
   Standard Class...........................   0.73%         --         0.12%      0.85%           --        0.85%
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment Fund
   Appreciation Portfolio -- Initial Shares.   0.75%         --         0.05%      0.80%           --        0.80%
  Dreyfus Variable Investment Fund
   Developing Leaders Portfolio -- Initial
   Shares...................................   0.75%         --         0.06%      0.81%           --        0.81%
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Templeton Developing Markets Securities
   Fund -- Class 2*.........................   1.24%        0.25%       0.29%      1.78%           --        1.78%
  Templeton Foreign Securities Fund --
   Class 2*.................................   0.65%        0.25%       0.17%      1.07%          0.05%      1.02%/(2)/
JANUS ASPEN SERIES
  Mid Cap Growth Portfolio -- Service
   Shares*..................................   0.64%        0.25%       0.03%      0.92%           --        0.92%
  Worldwide Growth Portfolio -- Service
   Shares*+.................................   0.60%        0.25%       0.01%      0.86%           --        0.86%/(3)/
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio*....   0.75%        0.25%       0.22%      1.22%           --        1.22%
LEGG MASON PARTNERS INVESTMENT SERIES
  Legg Mason Partners Variable Dividend
   Strategy Portfolio+++....................   0.65%         --         0.21%      0.86%           --        0.86%
  Legg Mason Partners Variable Premier
   Selections All Cap Growth Portfolio+++...   0.75%         --         0.19%      0.94%           --        0.94%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
INC.
  Legg Mason Partners Variable All Cap
   Portfolio -- Class I.....................   0.75%         --         0.07%      0.82%           --        0.82%
  Legg Mason Partners Variable Investors
   Portfolio................................   0.65%         --         0.06%      0.71%           --        0.71%

                                                          DISTRIBUTION                        CONTRACTUAL FEE   NET TOTAL
                                                             AND/OR              TOTAL ANNUAL     WAIVER         ANNUAL
                                              MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                                 FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT    EXPENSES
----------------                              ---------- -------------- -------- ------------ --------------- --------------
  Legg Mason Partners Variable Small Cap
   Growth Portfolio+.........................   0.75%         --         0.22%      0.97%           --        0.97%
  Legg Mason Partners Variable Total Return
   Portfolio -- Class I+.....................   0.75%         --         0.18%      0.93%           --        0.93%/(4)/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable
   Appreciation Portfolio....................   0.70%         --         0.02%      0.72%           --        0.72%
  Legg Mason Partners Variable Equity Index
   Portfolio -- Class II*....................   0.31%        0.25%       0.03%      0.59%           --        0.59%
  Legg Mason Partners Variable
   Fundamental Value Portfolio+..............   0.75%         --         0.03%      0.78%           --        0.78%
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
INC.
  Legg Mason Partners Variable Adjustable
   Rate Income Portfolio*++..................   0.55%        0.25%       0.28%      1.08%           --        1.08%/(5)/
  Legg Mason Partners Variable Aggressive
   Growth Portfolio++........................   0.75%         --         0.02%      0.77%           --        0.77%/(5)/
  Legg Mason Partners Variable High
   Income Portfolio++........................   0.60%         --         0.06%      0.66%           --        0.66%
  Legg Mason Partners Variable International
   All Cap Growth Portfolio+++...............   0.85%         --         0.15%      1.00%           --        1.00%/(5)/
  Legg Mason Partners Variable Large Cap
   Growth Portfolio++........................   0.75%         --         0.04%      0.79%           --        0.79%/(5)/
  Legg Mason Partners Variable Social
   Awareness Stock Portfolio++...............   0.71%         --         0.04%      0.75%           --        0.75%/(6)/
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
  Legg Mason Partners Variable Small Cap
   Growth Opportunities Portfolio............   0.75%         --         0.30%      1.05%           --        1.05%
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock Portfolio --
   Class A...................................   0.70%         --         0.10%      0.80%           --        0.80%/(17)/
  Dreman Small-Cap Value Portfolio --
   Class A...................................   0.83%         --         3.64%      4.47%          3.37%      1.10%/(7)(17)/
  Harris Oakmark International Portfolio --
   Class A...................................   0.82%         --         0.13%      0.95%           --        0.95%
  Janus Capital Appreciation Portfolio --
   Class A...................................   0.65%         --         0.09%      0.74%           --        0.74%/(17)/
  Legg Mason Partners Managed Assets
   Portfolio.................................   0.50%         --         0.09%      0.59%           --        0.59%/(17)/
  Lord Abbett Bond Debenture Portfolio --
   Class A...................................   0.51%         --         0.05%      0.56%           --        0.56%
  Lord Abbett Growth and Income Portfolio
   -- Class B*...............................   0.50%        0.25%       0.04%      0.79%           --        0.79%/(16)/

                                                           DISTRIBUTION                        CONTRACTUAL FEE
                                                              AND/OR              TOTAL ANNUAL  WAIVER AND/OR  NET TOTAL ANNUAL
                                               MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING       EXPENSE        OPERATING
UNDERLYING FUND:                                  FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT      EXPENSES
----------------                               ---------- -------------- -------- ------------ --------------- ----------------
  Lord Abbett Mid-Cap Value Portfolio -
   Class B*...................................   0.68%        0.25%       0.08%      1.01%          --          1.01%
  Mercury Large-Cap Core Portfolio -- Class
   A..........................................   0.78%        --          0.12%      0.90%          --          0.90%/(17)/
  Met/AIM Capital Appreciation Portfolio --
   Class A....................................   0.76%        --          0.05%      0.81%          --          0.81%/(17)/
  Met/AIM Small Cap Growth Portfolio --
   Class A....................................   0.90%        --          0.10%      1.00%          --          1.00%/(7)(17)/
  MFS(R) Value Portfolio -- Class A...........   0.73%        --          0.24%      0.97%          --          0.97%/(17)/
  Neuberger Berman Real Estate Portfolio --
   Class A....................................   0.67%        --          0.03%      0.70%          --          0.70%
  Pioneer Fund Portfolio -- Class A...........   0.75%        --          0.28%      1.03%          0.03%       1.00%/(7)(17)/
  Pioneer Mid-Cap Value Portfolio -- Class
   A..........................................   0.75%        --          2.84%      3.59%          2.59%       1.00%/(7)(17)/
  Pioneer Strategic Income Portfolio -- Class
   A..........................................   0.73%        --          0.09%      0.82%          --          0.82%/(17)/
METLIFE INVESTMENT FUNDS
  MetLife Investment Diversified Bond Fund-
   Class I....................................   0.41%        --          0.11%      0.52%          --          0.52%/(8)/
  MetLife Investment International Stock
   Fund -- Class I............................   0.73%        --          0.19%      0.92%          --          0.92%/(8)/
  MetLife Investment Large Company Stock
   Fund -- Class I............................   0.53%        --          0.11%      0.64%          --          0.64%
  MetLife Investment Small Company Stock
   Fund -- Class I............................   0.64%        --          0.15%      0.79%          --          0.79%/(8)/
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth Portfolio --
   Class D*...................................   0.73%        0.10%       0.06%      0.89%          --          0.89%
  BlackRock Bond Income Portfolio -- Class
   A..........................................   0.40%        --          0.07%      0.47%          --          0.47%/(9)/
  BlackRock Money Market Portfolio --
   Class A....................................   0.35%        --          0.07%      0.42%          0.01%       0.41%/(10)/
  FI Large Cap Portfolio -- Class A...........   0.80%        --          0.06%      0.86%          --          0.86%/(11)/
  FI Value Leaders Portfolio -- Class D*......   0.66%        0.10%       0.07%      0.83%          --          0.83%
  MFS(R) Total Return Portfolio -- Class F*...   0.57%        0.20%       0.16%      0.93%          --          0.93%/(14)/
  Oppenheimer Global Equity Portfolio --
   Class B*...................................   0.60%        0.25%       0.33%      1.18%          --          1.18%
  Western Asset Management High Yield
   Bond Portfolio -- Class A..................   0.48%        --          0.12%      0.60%          --          0.60%/(11)/
  Western Asset Management U.S.
   Government Portfolio -- Class A............   0.54%        --          0.07%      0.61%          --          0.61%
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio -- Administrative
   Class......................................   0.25%        --          0.41%      0.66%          --          0.66%/(12)/
  Total Return Portfolio -- Administrative
   Class......................................   0.25%        --          0.40%      0.65%          --          0.65%

                                                            DISTRIBUTION                        CONTRACTUAL FEE  NET TOTAL
                                                               AND/OR              TOTAL ANNUAL     WAIVER        ANNUAL
                                                MANAGEMENT SERVICE(12B-1)  OTHER    OPERATING   AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                                   FEE          FEES      EXPENSES   EXPENSES    REIMBURSEMENT   EXPENSES
----------------                                ---------- -------------- -------- ------------ --------------- -----------
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth Fund --
   Class IB*+..................................   0.70%        0.25%       0.47%      1.42%           --        1.42%
  Putnam VT International Equity Fund --
   Class IB*+..................................   0.75%        0.25%       0.18%      1.18%           --        1.18%
  Putnam VT Small Cap Value Fund -- Class
   IB*.........................................   0.76%        0.25%       0.08%      1.09%           --        1.09%
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment Trust
   Comstock Portfolio Class II*................   0.56%        0.25%       0.03%      0.84%           --        0.84%
  Van Kampen Life Investment Trust
   Emerging Growth Portfolio Class II*+........   0.70%        0.25%       0.07%      1.02%           --        1.02%
  Van Kampen Life Investment Trust
   Enterprise Portfolio Class II*+.............   0.50%        0.25%       0.18%      0.93%           --        0.93%
VARIABLE INSURANCE PRODUCTS FUND
  VIP Contrafund(R) Portfolio -- Service Class
   2*..........................................   0.57%        0.25%       0.09%      0.91%           --        0.91%
  VIP Dynamic Capital Appreciation
   Portfolio -- Service Class 2*+..............   0.57%        0.25%       0.36%      1.18%           --        1.18%
  VIP Mid Cap Portfolio -- Service Class
   2*..........................................   0.57%        0.25%       0.12%      0.94%           --        0.94%
WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage VT Small/MidCap
   Value Fund*+................................   0.75%        0.25%       0.40%      1.40%          0.26%      1.14%/(13)/



                                                                                                      NET TOTAL
                                                                                                       ANNUAL
                                                                                                      OPERATING
                                                                                                      EXPENSES
                                                                                                      INCLUDING
                                    DISTRIBUTION                         CONTRACTUAL FEE NET TOTAL       NET
                                       AND/OR               TOTAL ANNUAL     WAIVER        ANNUAL    EXPENSES OF
                        MANAGEMENT SERVICE (12B-1)  OTHER    OPERATING   AND/OR EXPENSE  OPERATING   UNDERLYING
UNDERLYING FUND:           FEE          FEES       EXPENSES   EXPENSES    REIMBURSEMENT  EXPENSES**  PORTFOLIOS
----------------        ---------- --------------- -------- ------------ --------------- ---------- -------------
METROPOLITAN SERIES
FUND, INC.
Asset Allocation
 Portfolios
MetLife Conservative
 Allocation Portfolio
 -- Class B *..........   0.10%         0.25%       0.95%      1.30%          0.95%        0.35%    0.98%/(a)(b)/
MetLife Conservative to
 Moderate Allocation
 Portfolio -- Class
 B*....................   0.10%         0.25%       0.31%      0.66%          0.31%        0.35%    1.00%/(a)(b)/
MetLife Moderate
 Allocation Portfolio
 -- Class B*...........   0.10%         0.25%       0.19%      0.54%          0.19%        0.35%    1.04%/(a)(b)/
MetLife Moderate to
 Aggressive Allocation
 Portfolio -- Class
 B*....................   0.10%         0.25%       0.24%      0.59%          0.24%        0.35%    1.06%/(a)(b)/
MetLife Aggressive
 Allocation Portfolio
 -- Class B*...........   0.10%         0.25%       1.66%      2.01%          1.66%        0.35%    1.07%/(a)(b)/



 (a)Our affiliate, MetLife Advisers, LLC (the "adviser"), has contractually agreed, for the period May 1, 2006 through April 30, 2007, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) to 0.35%. This subsidy is subject to the Portfolio's obligation to repay the adviser in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class which was in effect at the time of the subsidy. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limit that was in effect at the time of the subsidy. The Portfolio is not obligated to repay such expenses more than five years after the end of the fiscal year in which the expenses were incurred.

 (b)These portfolios are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust. Because these portfolios invest in other underlying portfolios, each of these portfolios also will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the investment management fee. The total expenses of the underlying portfolios (after any applicable fee waivers and expense reimbursements) as of December 31, 2005 are: 0.63% for the MetLife Conservative Allocation Portfolio; 0.65% for the MetLife Conservative to Moderate Allocation Portfolio; 0.69% for the MetLife Moderate Allocation Portfolio; 0.71% for the MetLife Moderate to Aggressive Allocation Portfolio; and 0.72% for the MetLife Aggressive Allocation Portfolio. The total annual operating expenses of the portfolios (before any applicable fee waivers and expense reimbursements), including the total operating expenses of the underlying portfolios (before any applicable fee waivers and reimbursements) as of December 31, 2005 are: 1.93% for the MetLife Conservative Allocation Portfolio, 1.31% for the MetLife Conservative to Moderate Allocation Portfolio; 1.23% for the MetLife Moderate Allocation Portfolio, 1.30% for the MetLife Moderate to Aggressive Allocation Portfolio, and 2.73% for the MetLife Aggressive Allocation Portfolio. Investors may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the Portfolio. An investor who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.


--------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

 ** Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

 +  Closed to new investors.

 ++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2005.


NOTES


 (1)As a result of the Reorganization of another fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization. Effective upon the closing of the Reorganization which will occur on or about May 1, 2006, the advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 0.91% of average daily net assets excluding
    (i) interest; (ii) taxes; (iii) dividend expense on short sales;
    (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and
    (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The expense limitation agreement is in effect through April 30, 2007.
 (2)The Fund's manager has agreed in advance to reduce its fees with respect to assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees (Board) and an exemptive order by the Securities and Exchange Commission (SEC).
 (3)Effective February 1, 2006, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Portfolio's Statement of Additional Information.
 (4)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on October 1, 2005.
 (5)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on November 1, 2005.
 (6)The Management Fee in the table has been restated to reflect a new fee schedule that became effective on December 1, 2005.
 (7)Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the total annual expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) will not exceed, at any time prior to April 30, 2007, the following percentages: 1.10% for the Dreman Small-Cap Value Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the Pioneer Fund Portfolio and 1.00% for the Pioneer Mid-Cap Value Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may be repaid to the investment manager if, in the future, actual expenses of this portfolio are less than these expense limits. Certain amounts were recouped by the investment manager during 2005. The amounts repaid are reflected in Other Expenses and equal 0.04% for the Met/AIM Small Cap Growth Portfolio.
 (8)Expense information in the table has been restated to reflect current fees.
 (9)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.025% on assets in excess of $1 billion and less than $2 billion.
(10)Our affiliate, MetLife Advisers, LLC and the Metropolitan Series Fund, Inc. have entered into an expense agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, the management fees (other than brokerage costs, interest, taxes or extraordinary expenses) payable by the Portfolio, in the following amount: 0.005% on the first $500 million of assets and .015% on the next $500 million of assets.
(11)The Portfolio's total annual expenses have been restated to reflect the reorganization of another Portfolio into this Portfolio which occurred as of the close of business on April 28, 2006. The expenses have also been restated to reflect contractual arrangements in effect on May 1, 2006.

(12)Ratio of expenses to average net assets excluding interest expense is 0.65%.
(13)Other expenses may include expenses payable to affiliates of Wells Fargo & Company. Other expenses for the VT Small/Mid Cap Value Fund (formerly the Multi Cap Value Fund) are based on estimates for the current fiscal year. The adviser has committed through April 30, 2007 to waive fees and/ or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown.
(14)The Management Fee has been restated to reflect a new management fee schedule that became effective on May 1, 2006.
(15)The Management Fee in the table has been restated to reflect a new management fee schedule that became effective December 19, 2005.
(16)The Management Fee in the table has been restated to reflect a new management fee schedule that became effective January 1, 2006.
(17)Fees and expenses for this portfolio are estimated for the year ending December 31, 2006.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have elected the Optional Death Benefit and that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect the Optional Death Benefit.


EXAMPLE 1.


MAXIMUM CHARGES (ASSUMING YOU SELECT THE OPTIONAL DEATH BENEFIT)


                                                             IF CONTRACT IS SURRENDERED AT THE IF CONTRACT IS NOT SURRENDERED OR
                                                                  END OF PERIOD SHOWN:         ANNUITIZED AT END OF PERIOD SHOWN:
                                                             -------------------------------   -------------------------------
FUNDING OPTION                                               1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR    3 YEARS 5 YEARS 10 YEARS
--------------                                               ------   ------- ------- -------- ------    ------- ------- --------
Underlying Fund with Maximum Total Annual Operating Expenses $1,085   $1,979  $2,953   $5,623   $659     $1,944  $3,188   $6,127
Underlying Fund with Minimum Total Annual Operating Expenses $  677   $  789  $1,024   $2,051   $254     $  780  $1,333   $2,838



EXAMPLE 2 -- THIS EXAMPLE ASSUMES THAT YOU HAVE ELECTED THE MOST EXPENSIVE DEATH BENEFIT OPTION AND THE CHART PROGRAM AT THE MAXIMUM FEE. UNDER THE CHART PROGRAM, YOU CHOOSE TO ENTER INTO A SEPARATE INVESTMENT ADVISORY AGREEMENT WITH MIFS FOR THE PURPOSE OF RECEIVING ASSET ALLOCATION ADVICE. THE EXAMPLE ASSUMES THAT YOUR CONTRACT VALUE IS ALLOCATED TO THE MOST EXPENSIVE AND LEAST EXPENSIVE UNDERLYING FUNDS; HOWEVER, UNDER THE PROGRAM, YOUR CONTRACT VALUE IS CURRENTLY ALLOCATED AMONGST FOUR UNDERLYING FUNDS, EACH OF WHICH IS SUBSTANTIALLY LESS EXPENSIVE THAN THE EXAMPLE REFLECTING THE MAXIMUM TOTAL OPERATING EXPENSES. THE PROGRAM IS NOT PART OF THE CONTRACT ISSUED BY THE COMPANY.



                                                             IF CONTRACT IS SURRENDERED AT THE IF CONTRACT IS NOT SURRENDERED OR
                                                                  END OF PERIOD SHOWN:         ANNUITIZED AT END OF PERIOD SHOWN:
                                                             -------------------------------   -------------------------------
FUNDING OPTION                                               1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR    3 YEARS 5 YEARS 10 YEARS
--------------                                               ------   ------- ------- -------- ------    ------- ------- --------
Underlying Fund with Maximum Total Annual Operating Expenses $1,159   $2,184  $3,268   $6,127   $659      $1944  $3,188   $6,127
Underlying Fund with Minimum Total Annual Operating Expenses $  754   $1,020  $1,413   $2,838   $254      $ 780  $1,333   $2,838

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                             THE ANNUITY CONTRACT
--------------------------------------------------------------------------------


MetLife Retirement Account Annuity is a Contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.


The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.


The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older. The Contract is not open to new purchasers.

Purchase of this Contract through a tax-qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.


CONTRACT OWNER INQUIRIES


Any questions you have about your Contract should be directed to our Home Office at 1-800-233-3591.


PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $20,000. You may make additional payments of at least $5,000 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission). Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

PURCHASE PAYMENT CREDITS

If, for an additional charge, you select the Optional Death Benefit, we will add a credit to your Contract with each Purchase Payment. Each credit is added to the Contract Value when the corresponding Purchase Payment is applied, and will equal 2% of each Purchase Payment. These credits are applied pro rata to the same Variable Funding Options to which your Purchase Payment was applied. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

You should know that over time and under certain circumstances (such as a period of poor market performance) the costs associated with the Purchase Payment Credits may more than offset the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Optional Death Benefit.

CONSERVATION CREDIT

If you are purchasing this Contract with funds from another Contract issued by us or our affiliates, you may receive a conservation credit to your Purchase Payments. If applied, we will determine the amount of such credit.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, and Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS


You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the Underlying Fund, the Underlying Fund's investment adviser, or its distributor. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason.

We review the investment Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new purchase payment Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from owners. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may compensate the Company and/or certain of our affiliates or administrative or other services relating to the Underlying Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies are joint members of its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies". The Company's membership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company may benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table -- Underlying Fund Fees and Expenses" and "Other Information -- Distribution of the Contracts.") The payments are deducted from assets of the Underlying Funds and are paid to our distributor, MLI Distribution LLC. These payments decrease the Fund's investment return.

The agreement described above between MetLife and Legg Mason also obligates Legg Mason affiliates to continue on their current terms certain arrangements under which we receive payments in connection with our provision of administrative, marketing or other support services to the funds advised or subadvised by Legg Mason affiliates.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Other Information -- Distribution of the Contracts.")

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying fund prospectus by calling 1-800 - 233-3591 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser.:



                                                          INVESTMENT                                 INVESTMENT
            FUNDING OPTION                                OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------  --------------------------------------------- --------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Core Equity Fund -- Series I+  The Fund's investment objective is growth of  A I M Advisors, Inc.
                                         capital.
AMERICAN FUNDS INSURANCE SERIES
 American Funds Global Growth Fund --    Seeks capital appreciation through stocks.    Capital Research and Management
   Class 2                                                                             Company
 American Funds Growth Fund -- Class 2   Seeks capital appreciation through stocks.    Capital Research and Management
                                                                                       Company
 American Funds Growth-Income Fund --    Seeks both capital appreciation and income.   Capital Research and Management
   Class 2                                                                             Company
CREDIT SUISSE TRUST
 Credit Suisse Trust Emerging Market     Seeks long-term growth of capital.            Credit Suisse Asset Management, LLC
   Portfolio+                                                                          Subadviser: Credit Suisse Asset
                                                                                       Management Limited (U.K.), (Australia)
DELAWARE VIP TRUST
 Delaware VIP Small Cap Value Series --  Seeks capital appreciation.                   Delaware Management Company
   Standard Class
DREYFUS VARIABLE INVESTMENT FUND
 Dreyfus Variable Investment Fund        Seeks long-term capital growth consistent     The Dreyfus Corporation Subadviser:
   Appreciation Portfolio -- Initial     with the preservation of capital, with growth Fayez Sarofim & Co.
   Shares                                of current income is a secondary objective.

 Dreyfus Variable Investment Fund        Seeks capital growth.                         The Dreyfus Corporation
   Developing Leaders Portfolio --
   Initial Shares
FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST
 Templeton Developing Markets            Seeks long-term capital appreciation.         Templeton Asset Management Ltd.
   Securities Fund -- Class 2
 Templeton Foreign Securities Fund --    Seeks long-term capital growth.               Templeton Investment Counsel, LLC
   Class 2                                                                             Subadviser: Franklin Templeton
                                                                                       Investment Management Limited
JANUS ASPEN SERIES
 Mid Cap Growth Portfolio -- Service     Seeks long-term growth of capital.            Janus Capital Management LLC
   Shares
 Worldwide Growth Portfolio -- Service   Seeks long-term growth of capital in a        Janus Capital Management LLC
   Shares+                               manner consistent with the preservation of
                                         capital.

LAZARD RETIREMENT SERIES, INC.
 Lazard Retirement Small Cap Portfolio   Seeks long-term capital appreciation.         Lazard Asset Management LLC

                                                          INVESTMENT                                INVESTMENT
            FUNDING OPTION                                OBJECTIVE                             ADVISER/SUBADVISER
---------------------------------------  -------------------------------------------- --------------------------------------
LEGG MASON PARTNERS INVESTMENT SERIES
 Legg Mason Partners Variable Dividend   Seeks capital appreciation, principally      Smith Barney Fund Management LLC
   Strategy Portfolio+                   through investments in dividend-paying
                                         stocks.
 Legg Mason Partners Variable Premier    Seeks long-term capital growth.              Smith Barney Fund Management LLC
   Selections All Cap Growth Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 I, INC.
 Legg Mason Partners Variable All Cap    Seeks capital appreciation.                  Salomon Brothers Asset Management
   Portfolio -- Class I                                                               Inc
 Legg Mason Partners Variable Investors  Seeks long term growth of capital.           Salomon Brothers Asset Management
   Portfolio                             Secondarily seeks current income. The Fund   Inc
                                         normally invests in common stocks of
                                         established companies.
 Legg Mason Partners Variable Small Cap  Seeks long term growth of capital.           Salomon Brothers Asset Management
   Growth Portfolio+                                                                  Inc
 Legg Mason Partners Variable Total      Seeks above average income (compared to a    Salomon Brothers Asset Management
   Return Portfolio -- Class I+          portfolio invested entirely in equity        Inc
                                         securities). Secondarily seeks growth of
                                         capital and income.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 II
 Legg Mason Partners Variable            Seeks long-term appreciation of capital.     Smith Barney Fund Management LLC
   Appreciation Portfolio
 Legg Mason Partners Variable Equity     Seeks investment results that, before        TIMCO Asset Management Inc
   Index Portfolio -- Class II           expenses, correspond to the price and yield
                                         performance of the S&P 500 Index.
 Legg Mason Partners Variable            Long-term capital growth. Current income is  Smith Barney Fund Management LLC
   Fundamental Value Portfolio+*         a secondary consideration
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 III, INC.
 Legg Mason Partners Variable            Seeks high current income and to limit the   Smith Barney Fund Management LLC
   Adjustable Rate Income Portfolio      degree of fluctuation of its net asset value
                                         resulting from movements in interest rates.
 Legg Mason Partners Variable            Seeks long-term capital appreciation.        Smith Barney Fund Management LLC
   Aggressive Growth Portfolio
 Legg Mason Partners Variable High       Seeks high current income. Secondarily,      Smith Barney Fund Management LLC
   Income Portfolio                      seeks capital appreciation.
 Legg Mason Partners Variable            Seeks total return on assets from growth of  Smith Barney Fund Management LLC
   International All Cap Growth          capital and income.
   Portfolio+*
 Legg Mason Partners Variable Large Cap  Seeks long term growth of capital with       Smith Barney Fund Management LLC
   Growth Portfolio                      current income as a secondary objective.
 Legg Mason Partners Variable Social     Seeks long term capital appreciation and     Smith Barney Fund Management LLC
   Awareness Stock Portfolio             retention of net investment income.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS
 V
 Legg Mason Partners Variable Small Cap  Seeks long term capital growth. Dividend, if Smith Barney Fund Management LLC
   Growth Opportunities Portfolio        any, is incidental to the goal.
MET INVESTORS SERIES TRUST
 Batterymarch Mid-Cap Stock Portfolio    Seeks growth of capital.                     Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Batterymarch Financial Management,
                                                                                      Inc.
 Dreman Small-Cap Value Portfolio --     Seeks capital appreciation.                  Met Investors Advisory LLC Subadviser:
   Class A                                                                            Dreman Value Management L.L.C.
 Harris Oakmark International Portfolio  Seeks long-term capital appreciation.        Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Harris Associates L.P.
 Janus Capital Appreciation Portfolio    Seeks capital appreciation.                  Met Investors Advisory LLC Subadviser:
   -- Class A                                                                         Janus Capital Management LLC
 Legg Mason Partners Managed Assets      Seeks high total return.                     Met Investors Advisory LLC Subadviser:
   Portfolio                                                                          Legg Mason Capital Management, Inc.

                                                           INVESTMENT                                  INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                               ADVISER/SUBADVISER
---------------------------------------  ----------------------------------------------- ---------------------------------------
 Lord Abbett Bond Debenture Portfolio    Seeks high current income and the               Met Investors Advisory LLC Subadviser:
   -- Class A                            opportunity for capital appreciation to         Lord, Abbett & Co. LLC
                                         produce a high total return.

 Lord Abbett Growth and Income           Seeks growth of capital and current income      Met Investors Advisory LLC Subadviser:
   Portfolio -- Class B                  without excessive fluctuations in the market    Lord, Abbett & Co. LLC
                                         value.

 Lord Abbett Mid-Cap Value Portfolio --  Seeks capital appreciation through              Met Investors Advisory LLC Subadviser:
   Class B                               investments, primarily in equity securities     Lord, Abbett & Co. LLC
                                         which are believed to be undervalued in the
                                         marketplace.

 Mercury Large-Cap Core Portfolio --     Seeks long-term capital growth.                 Met Investors Advisory LLC Subadviser:
   Class A                                                                               Merrill Lynch Investment Managers, L.P.
 Met/AIM Capital Appreciation Portfolio  Seeks capital appreciation.                     Met Investors Advisory LLC Subadviser:
   -- Class A                                                                            AIM Capital Management, Inc.
 Met/AIM Small Cap Growth Portfolio --   Seeks long-term growth of capital.              Met Investors Advisory LLC Subadviser:
   Class A                                                                               AIM Capital Management, Inc.
 MFS(R) Value Portfolio -- Class A       Seeks capital appreciation and reasonable       Met Investors Advisory LLC Subadviser:
                                         income.                                         Massachusetts Financial Services
                                                                                         Company
 Neuberger Berman Real Estate Portfolio  Seeks to provide total return through           Met Investors Advisory LLC Subadviser:
   -- Class A                            investment in real estate securities,           Neuberger Berman Management, Inc.
                                         emphasizing both capital appreciation and
                                         current income

 Pioneer Fund Portfolio -- Class A       Seeks reasonable income and capital growth.     Met Investors Advisory LLC Subadviser:
                                                                                         Pioneer Investment Management, Inc.
 Pioneer Mid-Cap Value Portfolio --      Seeks capital appreciation.                     Met Investors Advisory LLC Subadviser:
   Class A                                                                               Pioneer Investment Management, Inc.
 Pioneer Strategic Income Portfolio --   Seeks a high level of current income.           Met Investors Advisory LLC Subadviser:
   Class A                                                                               Pioneer Investment Management, Inc.
METLIFE INVESTMENT FUNDS
 MetLife Investment Diversified Bond     Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Western Asset
                                         investing primarily in fixed income securities. Management Company; Wellington
                                                                                         Management Company LLP: SSgA Funds
                                                                                         Management, Inc.
 MetLife Investment International Stock  Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Alliance Capital
                                         investing primarily in common stocks of         Management L.P.; Oechsle International
                                         established non-U.S. companies.                 Advisors LLC; and SSgA Funds
                                                                                         Management, Inc.
 MetLife Investment Large Company Stock  Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Wellington
                                         investing primarily in common stocks of well-   Management Company; Smith Barney
                                         established companies.                          Fund Management LLC, and SSgA Funds
                                                                                         Management, Inc.
 MetLife Investment Small Company Stock  Seeks to provide maximum long-term total        MetLife Investment Funds Management
   Fund                                  return (capital appreciation and income) by     LLC Subadviser: Delaware Management
                                         investing primarily in common stocks of small   Company; OFI Institutional
                                         companies.                                      Management, Inc.; and SSgA Funds
                                                                                         Management, Inc.
METROPOLITAN SERIES FUND, INC.
 BlackRock Aggressive Growth Portfolio   Seeks maximum capital appreciation.             MetLife Advisers, LLC Subadviser:
   -- Class D                                                                            BlackRock Advisors, Inc.

                                                           INVESTMENT                              INVESTMENT
            FUNDING OPTION                                 OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------  ---------------------------------------------- ---------------------------------
 BlackRock Bond Income Portfolio --      Seeks competitive total return primarily from  MetLife Advisers, LLC Subadviser:
   Class A                               investing in fixed-income securities.          BlackRock Advisors, Inc.
 BlackRock Money Market Portfolio --     Seeks a high level of current income           MetLife Advisers, LLC Subadviser:
   Class A                               consistent with preservation of capital.       BlackRock Advisors, Inc.
 FI Large Cap Portfolio--Class A         Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
 FI Value Leaders Portfolio -- Class D   Seeks long-term growth of capital.             MetLife Advisers, LLC Subadviser:
                                                                                        Fidelity Management & Research
                                                                                        Company
ASSET ALLOCATION PORTFOLIOS
 MetLife Aggressive Allocation           Seeks growth of capital.                       MetLife Advisers, LLC
   Portfolio -- Class B
 MetLife Conservative Allocation         Seeks a high level of current income, with     MetLife Advisers, LLC
   Portfolio -- Class B                  growth of capital as a secondary objective.

 MetLife Conservative to Moderate        Seeks high total return in the form of income  MetLife Advisers, LLC
   Allocation Portfolio -- Class B       and growth of capital, with a greater
                                         emphasis on income.
 MetLife Moderate Allocation Portfolio   Seeks a balance between a high level of        MetLife Advisers, LLC
   -- Class B                            current income and growth of capital, with a
                                         greater emphasis on growth of capital.

 MetLife Moderate to Aggressive          Seeks growth of capital.                       MetLife Advisers, LLC
   Allocation Portfolio -- Class B
 MFS(R) Total Return Portfolio -- Class  Seeks a favorable total return through         MetLife Advisers, LLC Subadviser:
   F                                     investment in a diversified portfolio.         Massachusetts Financial Services
                                                                                        Company
 Oppenheimer Global Equity Portfolio --  Seeks capital appreciation.                    MetLife Advisers, LLC Subadviser:
   Class B                                                                              OppenheimerFunds, Inc.
 Western Asset Management High Yield     Seeks high current income.                     MetLife Advisers, LLC Subadviser:
   Bond Portfolio -- Class A                                                            Western Asset Management Company
 Western Asset Management U.S.           Seeks to maximize total return consistent with MetLife Advisers, LLC Subadviser:
   Government Portfolio -- Class A       preservation of capital and maintenance of     Western Asset Management Company
                                         liquidity.
PIMCO VARIABLE INSURANCE TRUST
 Real Return Portfolio --                Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company LLC
                                         investment management.
 Total Return Portfolio --               Seeks maximum total return, consistent with    Pacific Investment Management
   Administrative Class                  preservation of capital and prudent            Company LLC
                                         investment management.
PUTNAM VARIABLE TRUST
 Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital.             Putnam Investment Management, LLC
   Class IB+
 Putnam VT International Equity Fund --  Seeks capital appreciation.                    Putnam Investment Management, LLC
   Class IB+
 Putnam VT Small Cap Value Fund --       Seeks capital appreciation.                    Putnam Investment Management, LLC
   Class IB
 Van Kampen Life Investment Trust
 Comstock Portfolio Class II             Seeks capital growth and income through        Van Kampen Asset Management
                                         investments in equity securities, including
                                         common stocks, preferred stocks and
                                         securities convertible into common and
                                         preferred stocks.
 Emerging Growth Portfolio Class II+     Seeks capital appreciation.                    Van Kampen Asset Management
 Enterprise Portfolio Class II+          Seeks capital appreciation through             Van Kampen Asset Management
                                         investments in securities believed by the
                                         portfolio's investment adviser to have above-
                                         average potential for capital appreciation.

                                                      INVESTMENT                            INVESTMENT
            FUNDING OPTION                            OBJECTIVE                         ADVISER/SUBADVISER
---------------------------------------  ------------------------------------- -------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
 VIP Contrafund(R) Portfolio -- Service  Seeks long-term capital appreciation. Fidelity Management & Research
   Class 2                                                                     Company
 VIP Dynamic Capital Appreciation        Seeks capital appreciation.           Fidelity Management & Research
   Portfolio -- Service Class 2+                                               Company
 VIP Mid Cap Portfolio -- Service Class  Seeks long-term growth of capital.    Fidelity Management & Research
   2                                                                           Company
WELLS FARGO VARIABLE TRUST
 Wells Fargo Advantage VT Small/MidCap   Seeks long-term capital appreciation. Wells Fargo Funds Management, LLC
   Value Fund+*                                                                Subadviser: Wells Capital Management,
                                                                               Incorporated


--------
 +  Closed to new investors.

 * This closed Variable Funding Option has been subject to a merger, substitution or name change. Please see the tables below for more information.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Series Fund, Inc. of the or the Met Investors Series Trust. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolio, in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the asset allocation portfolios. A Contract Owner who chooses to invest directly in the underlying Portfolios would not however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please see separate prospectus for more information.

                            CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

   . the ability for you to make withdrawals and surrenders under the Contracts

   . the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

   . the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

   .   administration of the annuity options available under the Contracts

   .   the distribution of various reports to Contract Owners

Costs and expenses we incur include:

   . losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

   . sales and marketing expenses including commission payments to your sales agent

   .   other costs of doing business.

Risks we assume include:

   . that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

   .   that the amount of the death benefit will be greater than the Contract
       Value

   . that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.


We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any applicable Purchase Payment Credits are withdrawn before they have been in the Contract for five years. We will assess the charge as a percentage of the Purchase Payment and any applicable Purchase Payment Credits withdrawn as follows:

  YEARS SINCE PURCHASE PAYMENT MADE    WITHDRAWAL CHARGE
-------------------------------------- -----------------
GREATER THAN OR EQUAL TO BUT LESS THAN
------------------------ -------------
        0 years             1 year            5%
         1 year             2 years           4%
        2 years             3 years           3%
        3 years             4 years           2%
        4 years             5 years           1%
        5+ years                              0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment and any applicable Purchase Payment Credits to which no withdrawal charge applies then;

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a), then;

     (c) any remaining Purchase Payment and any applicable Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then;

     (d) any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

IF YOU DID NOT PURCHASE YOUR CONTRACT UNDER A 457 OR 403(B) QUALIFIED PLAN, WE WILL NOT DEDUCT A WITHDRAWAL CHARGE:

   .   from payments we make due to the death of the Annuitant

   . if a life annuity payout has begun, other than the Liquidity Benefit Option (See "Liquidity Benefit")

   .   if an income option of at least ten years' duration is elected

   . from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval

   . if withdrawals are taken under our Managed Distribution Program, if elected by you (see Access to Your Money) or

   . if you are confined to an eligible nursing home, as described in Appendix C

IF YOU PURCHASED YOUR CONTRACT UNDER A 457 OR 403(B) QUALIFIED PLAN, WE WILL NOT DEDUCT A WITHDRAWAL CHARGE:

   .   from payments we make due to the death of the Annuitant

   .   if a life annuity payout has begun

   .   if payments for a period of at least five years have begun

   . from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval

   .   if withdrawals are taken as a minimum distribution, as defined under The
       Code

   .   if withdrawals are taken due to a hardship, as defined under The Code

   . if withdrawals are taken due to a disability, as defined under The Code, of the Annuitant;

   . if you are confined to an eligible nursing home, as described in Appendix C (403 (B) PLANS ONLY).

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 20% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. We reserve the right to modify the free withdrawal provision.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

MORTALITY AND EXPENSE RISK CHARGE


Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge is equal to 0.80% annually. If you choose the Optional Death Benefit, the M&E charge is 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.


VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

FLOOR BENEFIT/LIQUIDITY BENEFIT CHARGES

If you select the Variable Annuitization Floor Benefit, we deduct a charge upon election of this benefit. This charge compensates us for guaranteeing a minimum variable Annuity Payment regardless of the performance of the Variable Funding Options you selected. This charge will vary based upon market conditions, but will never increase your annual Separate Account charge by more than 3%. The charge will be set at the time of election, and will remain level throughout the term of annuitization. If the Liquidity Benefit is selected, there is a surrender charge of 5% of the amounts withdrawn. Please refer to Payment Options for a description of these benefits.


CHART ASSET ALLOCATION PROGRAM FEE

If you are a participant in the CHART Program, there is an additional fee. Please see the "CHART Asset Allocation Program" sub-section under the section "Asset Allocation Programs" in this prospectus.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------


Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the New York Stock Exchange will be processed based on the value(s) next computed on the next business day.


Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING


Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "Market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield underlying funds (i.e., American Funds Global Growth Fund, Emerging Market Portfolio, Delaware VIP Small Cap Value Series, Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Worldwide Growth Portfolio, Lazard Retirement Small Cap Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Legg Mason Partners Variable High Income Portfolio,

Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio, Dreman Small-Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Oppenheimer Global Equity Portfolio, Western Asset Management High Yield Bond Portfolio, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, and Wells Fargo VT Advantage Small/Mid Cap Value Fund --the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Fund to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

   . reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

   . reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those underlying funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract Owners and other persons with interests in the Contracts should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to
(1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchase payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that some Underlying Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Fund, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner. You should read the Underlying Fund prospectuses for more details.

                        CHART ASSET ALLOCATION PROGRAM
--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset Class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/ fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAM DESCRIBED BELOW IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAM.

CHART ASSET ALLOCATION PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll.

An affiliate of the Company, MIFS, ( formerly CitiStreet Financial Services
LLC), offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART", is available for an additional asset-based fee that is payable by the participant to MIFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with MIFS. MIFS has a fiduciary obligation with respect to program participants.

Metropolitan Life Insurance Company, a broker-dealer and affiliate of MIFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. MIFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer affiliate of both the Company and Metropolitan Life Insurance Company, whereby MetLife Securities, Inc. is compensated by MIFS for referring participants who enter into investment advisory agreements with MIFS to participate in CHART. MIFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all our affiliates.

THE FOLLOWING IS A GENERAL DESCRIPTION OF THE CHART PROGRAM -- A COMPLETE DESCRIPTION IS AVAILABLE IN THE DISCLOSURE STATEMENT FOR THE PROGRAM. NOTE:
THERE ARE LIMITATIONS ON THE INVESTMENT ADVISORY ACTIVITIES THAT MIFS'S REPRESENTATIVES CAN PERFORM FOR PROGRAM PARTICIPANTS. PLEASE REFER TO THE DISCLOSURE STATEMENT AND OTHER DOCUMENTS THAT MIFS IS REQUIRED TO PROVIDE TO YOU.

Participants who enter into an investment advisory agreement with MIFS to participate in the program are authorizing MIFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds", each of which is a Variable Funding Option offered under the Contract. Currently, the program funds are MetLife Investment International

Stock Fund (formerly, CitiStreet International Stock Fund), MetLife Investment Small Company Stock Fund (formerly, CitiStreet Small Company Stock Fund), MetLife Investment Large Company Stock Fund (formerly, CitiStreet Large Company Stock Fund) and MetLife Investment Diversified Bond Fund (formerly, CitiStreet Diversified Bond Fund). Each of the program funds is advised by MetLife Investment Funds, Inc. (formerly, CitiStreet Funds Management LLC), an affiliate of MIFS.

Periodically, MIFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, MIFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Program participants are encouraged to regularly reconsider their investor profile or allocation by calling MIFS at the phone number provided in the investor advisory agreement for a review. Program participants are encouraged to do this at least once a year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

MIFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.



                                       MAXIMUM
   CONTRACT VALUE                   ANNUAL FEE FOR
EQUAL OR GREATER THAN BUT LESS THAN CHART PROGRAM
--------------------- ------------- --------------
         $0             $25,000         0.75
      $25,000           $50,000         0.75
      $50,000           $75,000         0.50
      $75,000           $100,000        0.35%
      $100,000          $250,000        0.25%
      $250,000          $500,000        0.15%
      $500,00+                          0.10%



Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals.


                             ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See Federal Tax Considerations") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                             OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page). The Annuitant is the individual upon whose life the Maturity Date and the amount of monthly payments depend. Because this is a Qualified Contract, the owner and the Annuitant must always be the same person, and there can be only one Contract Owner. You have sole power to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot take a loan or make additional Purchase Payments.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------


5Before the Maturity Date, generally, a death benefit is payable when you die. At purchase, you elect either the standard death benefit or the optional death benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of beneficiary contract continuance ("Death Report Date").


DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT

ANNUITANT'S AGE ON THE CONTRACT DATE           DEATH BENEFIT PAYABLE
-------------------------------------------------------------------------------
Before Age 80                               Greater of:
                                            1)  Contract Value on the Death
                                                Report Date, or
                                            2)  Total Purchase Payments less
                                                the total of any withdrawals
                                                (and related charges).
-------------------------------------------------------------------------------
On or after Age 80                          Contract Value
-------------------------------------------------------------------------------

OPTIONAL DEATH BENEFIT AND CREDIT

The Optional Death Benefit and Credit varies depending on the Annuitant's age on the Contract Date.

ANNUITANT'S AGE ON THE CONTRACT DATE           DEATH BENEFIT PAYABLE
-------------------------------------------------------------------------------
Under Age 70                                Greater of:
                                            1)  Contract Value on the Death
                                                Report Date, or
                                            2)  Total Purchase Payments less
                                                the total of any withdrawals
                                                (and related charges); or
                                            3)  Maximum Step-Up death
                                                benefit value (described
                                                below) associated with
                                                Contract Date anniversaries
                                                beginning with the 5th, and
                                                ending with the last before
                                                the Annuitant's 76th
                                                birthday.
-------------------------------------------------------------------------------
Age 70-75                                   Greater of:
                                            1)  Contract Value, or
                                            2)  Total Purchase Payments less
                                                the total of any withdrawals
                                                (and related charges); or
                                            3)  Step-Up death benefit value
                                                (described below) associated
                                                with the 5th Contract Date
                                                anniversary.
-------------------------------------------------------------------------------
Age 76-80                                   Greater of (1) or (2) above.
-------------------------------------------------------------------------------

Age over 80                                 Contract Value
-------------------------------------------------------------------------------

STEP-UP DEATH BENEFIT VALUE

We will establish a separate Step-Up death benefit value on the fifth Contract Date anniversary and on each subsequent Contract Date anniversary on or before the Death Report Date. The Step-Up death benefit value will initially equal the Contract Value on that anniversary. After a Step-Up death benefit value has been established, we will recalculate it each time a Purchase Payment is made or a withdrawal is taken until the Death Report Date. We will recalculate Step-Up death benefit values by increasing them by the amount of each applicable Purchase Payment and by reducing them by a partial surrender reduction (as described below) for each applicable withdrawal. Recalculations of Step-Up death benefit values related to any Purchase Payments or any withdrawals will be made in the order that such Purchase Payments or partial surrender reductions occur.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the Step-Up value by a partial surrender reduction which equals: (1) the step-up value immediately prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

  50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

  50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

BEFORE THE MATURITY DATE,             THE COMPANY WILL
  UPON THE DEATH OF THE             PAY THE PROCEEDS TO:            MANDATORY PAYOUT RULES APPLY*
-------------------------------------------------------------------------------------------------
 OWNER/ANNUITANT......... The beneficiary (ies), or if none, to the              Yes
                          CONTRACT OWNER's estate.
-------------------------------------------------------------------------------------------------
 BENEFICIARY............. No death proceeds are payable;                         N/A
                          Contract continues.
-------------------------------------------------------------------------------------------------
 CONTINGENT BENEFICIARY.. No death proceeds are payable;                         N/A
                          Contract continues.
-------------------------------------------------------------------------------------------------

--------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of the Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

   .   take a loan

   .   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT (INDIVIDUAL CONTRACTS ONLY)

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

   . through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

   . under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                              THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or
(3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday or ten years after the effective date of the Contract, if later.


This requirement may be changed by us.


At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

LIQUIDITY BENEFIT (BENEFIT NOT AVAILABLE UNDER 457 PLANS)

If you select any annuity option that guarantees you payments for a minimum period of time ("period certain"), you may take a lump sum payment (equal to a portion or all of the value of the remaining payments) any time after the first Contract Year. There is a charge of 5% of the amount withdrawn under this option.

For variable Annuity Payments, we use the Assumed Net Investment Factor, ("ANIF") as the interest rate to determine the lump sum amount. If you request only a percentage of the amount available, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period expires, your payments will increase to the level they would have been had no liquidation taken place.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate used depends on the amount of time left in the annuity option you elected. The current rate will be the same rate we would give someone electing an annuity option for that same amount of time. If you request a percentage of the amount available during the period certain, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period certain expires, your payments will increase to the level they would have been had no liquidation taken place.

The market value adjustment formula for calculating the present value described above for fixed Annuity Payments is as follows:

                                     n
           Present Value = (sigma) [Payment\\s\\ X (1/1 + iC)/t/365/
                                    s = 1

Where

   iC = the interest rate described above

   n = the number of payments remaining in the Contract Owner's period certain at the time of request for this benefit

   t = the number of days remaining until that payment is made, adjusting for leap years.


See Appendix D for examples of this market value adjustment.


ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Contract Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

ANNUITIZATION CREDIT. This credit is applied to the Contract Value used to purchase one of the annuity options described below. The credit equals 0.5% of your Contract Value if you annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Year 10. There is no credit applied to Contracts held less than 1 year.

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Contract Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Contract Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

If you have elected the Increasing Benefit Option, the payments will be calculated as above. However, the initial payment will be less than that reflected in the table and the subsequent payments will be increased by the percentage you elected.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.


VARIABLE ANNUITIZATION FLOOR BENEFIT (BENEFIT NOT AVAILABLE UNDER 457 PLANS). This benefit may not be available, or may only be available under certain annuity options, if we determine market conditions so dictate. If available, we will guarantee that, regardless of the performance of the Variable Funding Options selected by you, your Annuity Payments will never be less than a certain percentage of your first Annuity Payment. This percentage will vary depending on market conditions, but will never be less than 50%. You may not elect this benefit if you are over age 80. Additionally, you must select from certain funds available under this guarantee. Currently, these funds are the FI Value Leaders Portfolio, BlackRock Bond Income Portfolio and the Western Asset Management U.S. Government Portfolio. We may, at our discretion, increase or decrease the number of funds available under this benefit. This benefit is not currently available under Annuity Option 5. The benefit is not available with the 5% ANIF under any Option. If you select this benefit, you may not elect to liquidate any portion of your Contract.


There is a charge for this guarantee, which will begin upon election of this benefit. This charge will vary based upon market conditions, and will be established at the time the benefit is elected. Once established, the charge will remain level throughout the remainder of the annuitization, and will never increase your annual Separate Account charge by more than 3% per year.

We reserve the right to restrict the amount of Contract Value to be annuitized under this benefit.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION


We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states we may be required to pay you the Contract Value.


REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: Separate Account Five and Separate Account Six, respectively. Both Separate Account Five and Separate Account Six were established on March 27, 1997 and are registered with the SEC as unit investment trusts ("Separate Account") under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.


We hold the assets of Separate Account Five and Separate Account Six for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.


All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans as permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.


PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the Optional Death Benefit. However, if you elect optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                          FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------


The following general discussion of the federal income tax consequences related to the Participant's (for purposes of this section, referred to as "You") investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters may be contained in the SAI.


GENERAL TAXATION OF ANNUITIES


Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.


QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code
Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.


All IRAs, TSAs (ERISA and non-ERISA) (S)457(b), (S)403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter "Qualified Plans" unless otherwise specified) receive tax deferral under the Code. Although there are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits such as the availability of a guaranteed income for life.

KEOGH A Keogh plan is generally a qualified retirement plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax advisor.

TAXATION OF QUALIFIED ANNUITY CONTRACTS


Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS


Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more
IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE ANNUITANT'S DEATH: Upon the death of the Annuitant (a plan participant) of a Qualified Contract, the participant's remaining interest in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Alternative rules permit a spousal beneficiary under a qualified contract to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002-2004, $4,000 for calendar years 2005-2007, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code
Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $42,000 or 100% of pay for each participant in 2005 ($44,000 for 2006).

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or
(2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.


NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS


For Qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.


TAXATION OF DEATH BENEFIT PROCEEDS


Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

TREATMENT OF CHARGES FOR CERTAIN ASSET ALLOCATION PROGRAMS

Under various asset allocation programs that may be made available to participants in qualified employer retirement plans, note that based on our understanding of the tax law, including various IRS rulings, we do not treat charges for such programs that are paid from the Contract as taxable distributions. Consult your own tax advisor.


TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.


                           OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

PUERTO RICO TAX CONSIDERATIONS


The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.


HURRICANE RELIEF

DISTRIBUTIONS

Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a timely direct trustee-to-trustee transfer and will not be subject to income tax. To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS

Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma, whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year. Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------

Under the Securities Act of 1933, the Company has filed with the Commission a registration statement (the "Registration Statement") relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits, and reference is hereby made to such Registration Statement and exhibits for further information relating to the Company and the Contracts.

The Company's latest annual report on Form 10-K for both MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut have been filed with the Commission. It is incorporated by reference into this prospectus. The Form 10-K for the period ended December 31, 2005 contains additional information about the Company, including audited financial statements for the Company's latest fiscal year. MetLife Insurance Company of Connecticut filed its Form 10-K on March 31, 2006 via Edgar File No. 033-03094. MetLife Life and Annuity Company of Connecticut filed its Form 10-K on April 3, 2006 via EDGAR File No. 033-58677. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act (such as quarterly and periodic reports) or proxy or information statements filed pursuant to
Section 14 of the Exchange Act since the end of the fiscal year ending
December 31, 2005 are also incorporated by reference into this Prospectus.

There have been no material changes in the Company's affairs which have occurred since the end of the latest fiscal year for which audited financial statements were included in the latest Form 10-K or which have not been described in a Form 10-Q or Form 8-K filed by the Company under the Exchange Act.

If requested, the Company will furnish, without charge, a copy of any and all of the reports or documents that have been incorporated by reference into this prospectus. You may direct your requests to the Company at P.O. Box 990009, Hartford, CT 06199-0009, Attention: Annuity Operations and Services. The telephone number is (800) 233-3591. You may also access the incorporated reports and other documents at www.metlife.com.

You may also read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).


                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.


METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS


The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MLI Distribution LLC ("MLIDLLC") (formerly Travelers Distribution LLC) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDLLC for expenses MLIDLLC incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). MLIDLLC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. MLIDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDLLC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Company no longer offers the Contracts to new purchasers, but it continues to accept purchase payments from existing Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDLLC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDLLC may enter into similar arrangements with their other affiliates Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional Information -- "DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received additional compensation during 2005, as well as the range of additional compensation paid."

The Company and MLIDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds which may be offered in the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and MetLife Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALES OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Registered representatives of our affiliate, Metropolitan Life Insurance Company, receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representative are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Contract.

From time to time, MetLife Associates LLC (formerly, CitiStreet Associates LLC) pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce MetLife Associates LLC to potential clients and for establishing and maintaining relationships between MetLife Associates LLC and various organizations.


CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which the Contract is issued govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLI Distribution LLC to perform its contract with the Separate Account or of the Company to meet its obligations under the contracts.

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

          THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix H. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                     SEPARATE ACCOUNT CHARGES 0.80% 3% AIR


                                      UNIT VALUE AT               NUMBER OF UNITS
                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                   ---- ------------- ------------- ---------------
Capital Appreciation Fund (5/00) 2005     0.597         0.700         571,867
                                 2004     0.503         0.597         286,860
                                 2003     0.406         0.503         148,185
                                 2002     0.547         0.406         213,843
                                 2001     0.745         0.547           6,402
                                 2000     1.000         0.745              --

High Yield Bond Trust (9/99).... 2005     1.530         1.538         117,330
                                 2004     1.418         1.530         100,536
                                 2003     1.107         1.418          27,244
                                 2002     1.067         1.107              --
                                 2001     0.982         1.067              --
                                 2000     0.980         0.982              --
                                 1999     1.000         0.980              --

Managed Assets Trust (6/99)..... 2005     1.206         1.243         107,946
                                 2004     1.111         1.206          41,606
                                 2003     0.918         1.111          25,510
                                 2002     1.013         0.918          25,510
                                 2001     1.076         1.013          25,510
                                 2000     1.102         1.076          20,767
                                 1999     1.000         1.102          13,609

Money Market Portfolio (9/99)... 2005     1.127         1.151         775,320
                                 2004     1.125         1.127         236,987
                                 2003     1.125         1.125         289,912
                                 2002     1.119         1.125         264,365
                                 2001     1.087         1.119          77,342
                                 2000     1.032         1.087          76,073
                                 1999     1.000         1.032          36,453

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (5/01)........ 2005     0.800         0.839               --
                                                          2004     0.763         0.800               --
                                                          2003     0.615         0.763               --
                                                          2002     0.888         0.615               --
                                                          2001     1.000         0.888               --

American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)............ 2005     1.109         1.255            4,216
                                                          2004     1.000         1.109               --

  Growth Fund -- Class 2 Shares (5/04)................... 2005     1.091         1.258          115,038
                                                          2004     1.000         1.091           14,605

  Growth-Income Fund -- Class 2 Shares (5/04)............ 2005     1.082         1.136           77,329
                                                          2004     1.000         1.082           18,354

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (9/99)..... 2005     1.360         1.377        1,482,566
                                                          2004     1.310         1.360          764,591
                                                          2003     1.251         1.310          481,357
                                                          2002     1.157         1.251          470,261
                                                          2001     1.092         1.157               --
                                                          2000     0.979         1.092           12,041
                                                          1999     1.000         0.979           37,502

  CitiStreet International Stock Fund -- Class I (7/99).. 2005     1.024         1.165          484,883
                                                          2004     0.899         1.024          349,627
                                                          2003     0.697         0.899          291,178
                                                          2002     0.904         0.697          223,222
                                                          2001     1.160         0.904               --
                                                          2000     1.272         1.160            1,916
                                                          1999     1.000         1.272            6,933

  CitiStreet Large Company Stock Fund -- Class I (9/99).. 2005     0.746         0.789          977,381
                                                          2004     0.683         0.746          656,590
                                                          2003     0.537         0.683          525,471
                                                          2002     0.702         0.537          430,013
                                                          2001     0.840         0.702               --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  CitiStreet Large Company Stock Fund -- Class I (continued).. 2000     0.995         0.840          10,384
                                                               1999     1.000         0.995          21,459

  CitiStreet Small Company Stock Fund--Class I (9/99)......... 2005     1.974         2.101         154,209
                                                               2004     1.732         1.974         107,116
                                                               2003     1.220         1.732          83,489
                                                               2002     1.612         1.220          66,192
                                                               2001     1.600         1.612              --
                                                               2000     1.465         1.600           1,472
                                                               1999     1.000         1.465           6,201

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio (10/99)...... 2005     1.412         1.793          16,897
                                                               2004     1.140         1.412          11,251
                                                               2003     0.804         1.140          11,251
                                                               2002     0.916         0.804          11,251
                                                               2001     1.022         0.916              --
                                                               2000     1.506         1.022              --
                                                               1999     1.000         1.506              --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (9/00)........... 2005     2.368         2.517          74,750
                                                               2004     1.816         2.368          85,371
                                                               2003     1.366         1.816          31,398
                                                               2002     1.318         1.366          19,794
                                                               2001     1.221         1.318              --
                                                               2000     1.000         1.221              --

  Delaware VIP Small Cap Value Series -- Standard
  Class (10/99)............................................... 2005     2.050         2.225          83,441
                                                               2004     1.701         2.050          22,455
                                                               2003     1.208         1.701          22,455
                                                               2002     1.289         1.208          10,600
                                                               2001     1.162         1.289              --
                                                               2000     0.991         1.162              --
                                                               1999     1.000         0.991              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (7/99).. 2005     0.992         1.027         181,885
                                                                   2004     0.952         0.992         123,030
                                                                   2003     0.792         0.952          42,639
                                                                   2002     0.958         0.792          54,702
                                                                   2001     1.065         0.958          27,197
                                                                   2000     1.081         1.065          24,552
                                                                   1999     1.000         1.081          24,552

  Dreyfus VIF -- Developing Leaders Portfolio -- Initial
  Shares (10/99).................................................. 2005     1.503         1.577         167,125
                                                                   2004     1.360         1.503         102,644
                                                                   2003     1.041         1.360          57,302
                                                                   2002     1.298         1.041          58,130
                                                                   2001     1.394         1.298          13,264
                                                                   2000     1.240         1.394           3,246
                                                                   1999     1.000         1.240              --

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (5/03).......... 2005     1.345         1.475              --
                                                                   2004     1.204         1.345           6,200
                                                                   2003     1.000         1.204           6,200

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/04)................................................... 2005     1.234         1.560          66,766
                                                                   2004     1.000         1.234              --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04)...... 2005     1.156         1.264         100,149
                                                                   2004     1.000         1.156          19,656

  Templeton Growth Securities Fund -- Class 2 Shares (5/04)....... 2005     1.126         1.216         247,616
                                                                   2004     1.000         1.126          38,090

Greenwich Street Series Fund
  Appreciation Portfolio (5/01)................................... 2005     1.029         1.065          53,220
                                                                   2004     0.954         1.029          53,728
                                                                   2003     0.772         0.954          45,111

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Appreciation Portfolio (continued)................... 2002     0.943         0.772          20,346
                                                        2001     1.000         0.943           3,353

  Equity Index Portfolio -- Class II Shares (7/99)..... 2005     0.945         0.978         432,014
                                                        2004     0.864         0.945         140,723
                                                        2003     0.682         0.864         126,629
                                                        2002     0.886         0.682          47,426
                                                        2001     1.019         0.886          23,609
                                                        2000     1.133         1.019          14,389
                                                        1999     1.000         1.133          13,350

  Fundamental Value Portfolio (5/01)................... 2005     1.065         1.107          85,744
                                                        2004     0.992         1.065         157,189
                                                        2003     0.722         0.992         157,189
                                                        2002     0.924         0.722          30,684
                                                        2001     1.000         0.924              --

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01).......... 2005     1.080         1.154          25,695
                                                        2004     1.005         1.080          25,695
                                                        2003     0.891         1.005          25,695
                                                        2002     0.962         0.891              --
                                                        2001     1.000         0.962              --

  Mid Cap Growth Portfolio -- Service Shares (5/01).... 2005     0.880         0.978          85,976
                                                        2004     0.736         0.880          64,111
                                                        2003     0.551         0.736           5,302
                                                        2002     0.772         0.551          33,784
                                                        2001     1.000         0.772              --

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.577         0.604           5,661
                                                        2004     0.556         0.577           5,661
                                                        2003     0.453         0.556           5,661
                                                        2002     0.615         0.453           5,661
                                                        2001     0.801         0.615           5,661
                                                        2000     1.000         0.801              --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.127         1.162           7,320
                                                        2004     1.000         1.127              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)............................ 2005     1.111         1.138          28,886
                                                                 2004     1.000         1.111              --

  Mid-Cap Value Portfolio (5/04)................................ 2005     1.165         1.251              --
                                                                 2004     1.000         1.165              --

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)................ 2005     1.000         1.000              --

  MetLife Conservative Allocation Portfolio (1/05).............. 2005     1.000         1.000              --

  MetLife Conservative to Moderate Allocation Portfolio (1/05).. 2005     1.000         1.000              --

  MetLife Moderate Allocation Portfolio (1/05).................. 2005     1.000         1.000              --

  MetLife Moderate to Aggressive Allocation Portfolio (1/05).... 2005     1.000         1.000              --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04)...... 2005     1.078         1.131              --
                                                                 2004     1.000         1.078              --

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (10/05)......... 2005     1.008         1.012              --

  Total Return Portfolio -- Administrative Class (5/01)......... 2005     1.240         1.260         123,296
                                                                 2004     1.192         1.240         152,147
                                                                 2003     1.144         1.192           6,319
                                                                 2002     1.057         1.144           7,538
                                                                 2001     1.000         1.057              --

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB Shares (5/01)..... 2005     0.789         0.839              --
                                                                 2004     0.739         0.789              --
                                                                 2003     0.564         0.739              --
                                                                 2002     0.808         0.564              --
                                                                 2001     1.000         0.808              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
  Putnam VT International Equity Fund -- Class IB
  Shares (5/01)............................................. 2005     1.033         1.150             --
                                                             2004     0.897         1.033          6,667
                                                             2003     0.703         0.897          6,667
                                                             2002     0.861         0.703             --
                                                             2001     1.000         0.861             --

  Putnam VT Small Cap Value Fund -- Class IB Shares (5/01).. 2005     1.647         1.749         77,457
                                                             2004     1.315         1.647         63,465
                                                             2003     0.886         1.315         43,406
                                                             2002     1.093         0.886         40,852
                                                             2001     1.000         1.093             --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (4/00)............................ 2005     1.596         1.648          5,450
                                                             2004     1.486         1.596          5,450
                                                             2003     1.077         1.486          3,532
                                                             2002     1.449         1.077             --
                                                             2001     1.433         1.449             --
                                                             2000     1.000         1.433             --

  Investors Fund -- Class I (10/99)......................... 2005     1.298         1.372          6,680
                                                             2004     1.185         1.298          6,680
                                                             2003     0.903         1.185             --
                                                             2002     1.183         0.903          6,424
                                                             2001     1.244         1.183             --
                                                             2000     1.088         1.244             --
                                                             1999     1.000         1.088         13,535

  Small Cap Growth Fund -- Class I (5/01)................... 2005     1.064         1.107          5,985
                                                             2004     0.932         1.064             --
                                                             2003     0.631         0.932             --
                                                             2002     0.974         0.631             --
                                                             2001     1.000         0.974             --

  Total Return Fund -- Class I (9/00)....................... 2005     1.209         1.239             --
                                                             2004     1.121         1.209             --
                                                             2003     0.975         1.121             --
                                                             2002     1.055         0.975             --
                                                             2001     1.072         1.055             --
                                                             2000     1.000         1.072             --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio (5/01).. 2005     0.828         0.819           6,455
                                                    2004     0.807         0.828           6,455
                                                    2003     0.659         0.807           6,455
                                                    2002     0.897         0.659              --
                                                    2001     1.000         0.897              --

  Smith Barney Premier Selections All Cap Growth
  Portfolio (5/01)................................. 2005     0.887         0.935              --
                                                    2004     0.869         0.887              --
                                                    2003     0.652         0.869              --
                                                    2002     0.898         0.652              --
                                                    2001     1.000         0.898              --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/01)........ 2005     0.887         0.957           6,755
                                                    2004     0.840         0.887           6,755
                                                    2003     0.654         0.840              --
                                                    2002     0.867         0.654              --
                                                    2001     1.000         0.867              --

  Convertible Securities Portfolio (5/04).......... 2005     1.040         1.035              --
                                                    2004     1.000         1.040              --

  Disciplined Mid Cap Stock Portfolio (8/99)....... 2005     1.625         1.812          44,834
                                                    2004     1.406         1.625          46,180
                                                    2003     1.060         1.406          38,942
                                                    2002     1.247         1.060          22,864
                                                    2001     1.310         1.247           4,950
                                                    2000     1.132         1.310           4,950
                                                    1999     1.000         1.132           4,950

  Equity Income Portfolio (7/99)................... 2005     1.240         1.285         484,509
                                                    2004     1.137         1.240         294,106
                                                    2003     0.874         1.137         192,847
                                                    2002     1.024         0.874         151,978
                                                    2001     1.105         1.024         109,815
                                                    2000     1.021         1.105          12,381
                                                    1999     1.000         1.021          12,381

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                              ---- ------------- ------------- ---------------
  Federated Stock Portfolio (11/01)........ 2005     1.113         1.163           4,216
                                            2004     1.015         1.113           4,216
                                            2003     0.802         1.015           4,216
                                            2002     1.002         0.802           4,216
                                            2001     1.000         1.002              --

  Large Cap Portfolio (7/99)............... 2005     0.852         0.919          99,935
                                            2004     0.807         0.852         111,168
                                            2003     0.652         0.807          96,847
                                            2002     0.851         0.652          96,847
                                            2001     1.038         0.851          96,847
                                            2000     1.224         1.038          52,127
                                            1999     1.000         1.224          12,719

  Mercury Large Cap Core Portfolio (6/00).. 2005     0.897         0.997              --
                                            2004     0.780         0.897              --
                                            2003     0.649         0.780              --
                                            2002     0.874         0.649              --
                                            2001     1.136         0.874              --
                                            2000     1.000         1.136              --

  MFS(R) Emerging Growth Portfolio (5/01).. 2005     0.761         0.739              --
                                            2004     0.681         0.761              --
                                            2003     0.531         0.681              --
                                            2002     0.814         0.531              --
                                            2001     1.000         0.814              --

  MFS(R) Mid Cap Growth Portfolio (10/99).. 2005     1.029         1.052          57,026
                                            2004     0.909         1.029          59,981
                                            2003     0.668         0.909          47,678
                                            2002     1.317         0.668          45,675
                                            2001     1.739         1.317          33,694
                                            2000     1.603         1.739          30,494
                                            1999     1.000         1.603              --

  MFS(R) Total Return Portfolio (7/99)..... 2005     1.371         1.400         659,159
                                            2004     1.240         1.371         337,809
                                            2003     1.073         1.240         153,776
                                            2002     1.141         1.073         135,391
                                            2001     1.150         1.141          53,295

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  MFS(R) Total Return Portfolio (continued).............. 2000     0.994         1.150              --
                                                          1999     1.000         0.994              --

  MFS(R) Value Portfolio (5/04).......................... 2005     1.127         1.190         142,445
                                                          2004     1.000         1.127          21,046

  Mondrian International Stock Portfolio (8/99).......... 2005     0.971         1.055           6,318
                                                          2004     0.846         0.971           6,318
                                                          2003     0.663         0.846           6,318
                                                          2002     0.768         0.663           6,318
                                                          2001     1.049         0.768           4,591
                                                          2000     1.194         1.049           4,591
                                                          1999     1.000         1.194           4,591

  Pioneer Fund Portfolio (8/99).......................... 2005     0.847         0.890          36,743
                                                          2004     0.768         0.847          18,862
                                                          2003     0.625         0.768          31,058
                                                          2002     0.903         0.625          24,128
                                                          2001     1.183         0.903              --
                                                          2000     0.959         1.183              --
                                                          1999     1.000         0.959              --

  Pioneer Mid Cap Value Portfolio (1/05)................. 2005     1.000         1.001              --

  Pioneer Strategic Income Portfolio (1/01).............. 2005     1.415         1.455         143,490
                                                          2004     1.285         1.415          32,760
                                                          2003     1.084         1.285          32,760
                                                          2002     1.032         1.084          27,083
                                                          2001     1.000         1.032              --

  Strategic Equity Portfolio (7/99)...................... 2005     0.861         0.871          70,166
                                                          2004     0.787         0.861          81,278
                                                          2003     0.598         0.787          67,954
                                                          2002     0.908         0.598          67,954
                                                          2001     1.057         0.908          67,954
                                                          2000     1.303         1.057          56,806
                                                          1999     1.000         1.303          17,222

  Style Focus Series: Small Cap Growth Portfolio (1/05).. 2005     1.000         1.000              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                  ---- ------------- ------------- ---------------
  Style Focus Series: Small Cap Value Portfolio (1/05)......... 2005     1.000         1.000              --

  Travelers Quality Bond Portfolio (8/99)...................... 2005     1.290         1.300          39,391
                                                                2004     1.259         1.290          40,044
                                                                2003     1.186         1.259          36,759
                                                                2002     1.130         1.186          19,941
                                                                2001     1.063         1.130          19,941
                                                                2000     1.002         1.063          19,941
                                                                1999     1.000         1.002          19,941

  U.S. Government Securities Portfolio (8/99).................. 2005     1.396         1.445         480,652
                                                                2004     1.326         1.396         357,708
                                                                2003     1.301         1.326         328,667
                                                                2002     1.154         1.301         366,169
                                                                2001     1.099         1.154          20,423
                                                                2000     0.968         1.099          20,423
                                                                1999     1.000         0.968          20,423

Travelers Series Fund Inc.

  SB Adjustable Rate Income Portfolio--Class I Shares (9/03)... 2005     1.005         1.020              --
                                                                2004     1.001         1.005           1,000
                                                                2003     1.000         1.001           1,000

  Smith Barney Aggressive Growth Portfolio (5/01).............. 2005     0.923         1.022         319,390
                                                                2004     0.846         0.923         328,219
                                                                2003     0.634         0.846         251,625
                                                                2002     0.949         0.634          15,408
                                                                2001     1.000         0.949           2,646

  Smith Barney High Income Portfolio (8/99).................... 2005     1.166         1.187          61,681
                                                                2004     1.065         1.166          63,799
                                                                2003     0.842         1.065          22,349
                                                                2002     0.877         0.842          20,231
                                                                2001     0.918         0.877          20,231
                                                                2000     1.007         0.918          20,231
                                                                1999     1.000         1.007          20,231

  Smith Barney International All Cap Growth Portfolio (12/99).. 2005     0.883         0.978          17,480
                                                                2004     0.755         0.883          39,904

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Smith Barney International All Cap Growth
  Portfolio (continued)....................................... 2003     0.597         0.755          3,291
                                                               2002     0.810         0.597          3,291
                                                               2001     1.186         0.810          3,291
                                                               2000     1.569         1.186          3,291
                                                               1999     1.000         1.569             --

  Smith Barney Large Capitalization Growth Portfolio (10/99).. 2005     0.987         1.030         53,253
                                                               2004     0.991         0.987         40,912
                                                               2003     0.677         0.991          5,766
                                                               2002     0.907         0.677             --
                                                               2001     1.045         0.907             --
                                                               2000     1.132         1.045             --
                                                               1999     1.000         1.132             --

  Social Awareness Stock Portfolio (7/99)..................... 2005     0.925         0.957         18,473
                                                               2004     0.877         0.925         18,473
                                                               2003     0.686         0.877         18,473
                                                               2002     0.921         0.686         14,167
                                                               2001     1.100         0.921         14,167
                                                               2000     1.115         1.100         14,167
                                                               1999     1.000         1.115         14,167

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03)................ 2005     1.464         1.512         14,254
                                                               2004     1.257         1.464             --
                                                               2003     1.000         1.257             --

  Emerging Growth Portfolio -- Class II Shares (5/01)......... 2005     0.729         0.778             --
                                                               2004     0.688         0.729             --
                                                               2003     0.546         0.688             --
                                                               2002     0.817         0.546             --
                                                               2001     1.000         0.817             --

  Enterprise Portfolio -- Class II Shares (5/01).............. 2005     0.817         0.875             --
                                                               2004     0.794         0.817             --
                                                               2003     0.637         0.794             --
                                                               2002     0.911         0.637             --
                                                               2001     1.000         0.911             --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                           UNIT VALUE AT               NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                        ---- ------------- ------------- ---------------
Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)................................... 2005     1.130         1.176          13,085
                                                      2004     0.986         1.130          29,945
                                                      2003     0.700         0.986              --
                                                      2002     0.949         0.700              --
                                                      2001     1.000         0.949              --

Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (5/00).. 2005     0.990         1.019              --
                                                      2004     0.949         0.990          23,009
                                                      2003     0.813         0.949          23,009
                                                      2002     0.900         0.813          51,769
                                                      2001     0.949         0.900              --
                                                      2000     1.000         0.949              --

  Contrafund<<Portfolio -- Service Class 2 (5/01).... 2005     1.238         1.432         138,871
                                                      2004     1.083         1.238         124,888
                                                      2003     0.852         1.083          75,992
                                                      2002     0.950         0.852          14,509
                                                      2001     1.000         0.950              --

  Dynamic Capital Appreciation Portfolio -- Service
  Class 2 (5/01)..................................... 2005     0.966         1.157           9,176
                                                      2004     0.962         0.966          12,814
                                                      2003     0.776         0.962          12,814
                                                      2002     0.846         0.776          12,814
                                                      2001     1.000         0.846           2,853

  Mid Cap Portfolio -- Service Class 2 (5/01)........ 2005     1.563         1.830         246,839
                                                      2004     1.264         1.563          92,254
                                                      2003     0.921         1.264          47,487
                                                      2002     1.032         0.921           9,533
                                                      2001     1.000         1.032              --

Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (3/00).. 2005     1.175         1.358           8,864
                                                      2004     1.014         1.175           8,864
                                                      2003     0.739         1.014           8,864
                                                      2002     0.969         0.739           8,864

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                UNIT VALUE AT               NUMBER OF UNITS
                                                                BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                             YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                             ---- ------------- ------------- ---------------
  Wells Fargo Advantage Multi Cap Value Fund (continued).. 2001     0.938         0.969           --
                                                           2000     1.000         0.938           --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                     SEPARATE ACCOUNT CHARGES 1.25% 140 FL



                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (7/99).. 2005     0.850         0.862           --
                                                     2004     0.791         0.850           --
                                                     2003     0.636         0.791           --
                                                     2002     0.841         0.636           --
                                                     2001     0.986         0.841           --
                                                     2000     1.117         0.986           --
                                                     1999     1.000         1.117           --


                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/11/2005: Strong Multi Cap Value Fund II changed its name to Wells Fargo Advantage Multi Cap Value Fund.

On 02/25/2005, The Travelers Series Trust: MFS(R)(R) Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS(R)(R) Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc: AIM Charter Fund -- Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Neuberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

AIM Variable Insurance Funds, Inc. : AIM Premier Equity Fund -- Series I is no longer available to new contract owners.

Credit Suisse Trust: Emerging Markets Portfolio is no longer available to new contract owners

Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 -- is no longer available to new contract owners

The Travelers Series Trust: Federated Stock Portfolio is no longer available to new contract owners

Janus Aspen Series: Balanced Portfolio -- Service Shares -- is no longer available to new contract owners

Janus Aspen Series: World Wide Growth Portfolio -- Service Shares is no longer available to new contract holders.

Putnam Variable Trust: Putnam VT Discovery Growth Fund -- Class IB Share is no longer available to new contract owners

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new contract holders.

Salomon Brothers Variable Series Funds Inc.: Total Return Fund -- Class I is no longer available to new contract holders.

Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio is no longer available to new contract owners


Greenwich Street Series Fund: Fundamental Value Portfolio is no longer available to new contract holders.


Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new contract owners


Strong Variable insurance Funds, Inc. : Strong Multi Cap Value Fund II is no longer available to new contract owners.


Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares is no longer available to new contract holders.

Fidelity VIP Asset Manager Portfolio- Service Class 2 is no longer available to new contract owners.

Salomon Brothers Variable Small Cap Growth Fund -- Class I is no longer available to new contract owners.

Smith Barney Premier Selections All Cap Growth Portfolio is no longer available to new contract owners.

Van Kampen Emerging Growth Portfolio -- Class 2 shares is no longer available to new contract owners.

                                  APPENDIX B

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix H. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                     SEPARATE ACCOUNT CHARGES 0.80% 3% AIR


                                       UNIT VALUE AT               NUMBER OF UNITS
                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                    ---- ------------- ------------- ---------------
 Capital Appreciation Fund (5/00) 2005     0.597         0.700        1,713,108
                                  2004     0.503         0.597        1,555,826
                                  2003     0.406         0.503        1,630,081
                                  2002     0.547         0.406        1,837,286
                                  2001     0.745         0.547        1,046,590
                                  2000     1.000         0.745        1,006,482

 High Yield Bond Trust (5/99).... 2005     1.530         1.538          359,521
                                  2004     1.418         1.530          368,425
                                  2003     1.107         1.418          381,556
                                  2002     1.067         1.107          411,756
                                  2001     0.982         1.067          314,101
                                  2000     0.980         0.982          101,750
                                  1999     1.000         0.980           92,789

 Managed Assets Trust (3/99)..... 2005     1.206         1.243          979,865
                                  2004     1.111         1.206          946,294
                                  2003     0.918         1.111          968,180
                                  2002     1.013         0.918        1,042,680
                                  2001     1.076         1.013        1,174,637
                                  2000     1.102         1.076          913,007
                                  1999     1.000         1.102          232,345

Money Market Portfolio (4/99)     2005     1.127         1.151          847,943
                                  2004     1.125         1.127        1,106,052
                                  2003     1.125         1.125        1,753,058
                                  2002     1.119         1.125        1,258,377
                                  2001     1.087         1.119          990,283
                                  2000     1.032         1.087          700,403
                                  1999     1.000         1.032          239,890

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (7/01)........ 2005     0.800         0.839               --
                                                          2004     0.763         0.800          103,702
                                                          2003     0.615         0.763          103,682
                                                          2002     0.888         0.615           55,895
                                                          2001     1.000         0.888               --

American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)............ 2005     1.109         1.255          119,722
                                                          2004     1.010         1.109           31,153

  Growth Fund -- Class 2 Shares (5/04)................... 2005     1.091         1.258          157,801
                                                          2004     0.970         1.091           16,521

  Growth-Income Fund -- Class 2 Shares (5/04)............ 2005     1.082         1.136          385,501
                                                          2004     0.979         1.082          104,915

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (3/99)..... 2005     1.360         1.377        4,657,584
                                                          2004     1.310         1.360        4,115,266
                                                          2003     1.251         1.310        3,142,575
                                                          2002     1.157         1.251        3,360,816
                                                          2001     1.092         1.157        2,080,975
                                                          2000     0.979         1.092          601,543
                                                          1999     1.000         0.979          139,623

  CitiStreet International Stock Fund -- Class I (3/99).. 2005     1.024         1.165        2,279,498
                                                          2004     0.899         1.024        2,148,904
                                                          2003     0.697         0.899        2,010,293
                                                          2002     0.904         0.697        2,025,194
                                                          2001     1.160         0.904        1,238,125
                                                          2000     1.272         1.160          474,746
                                                          1999     1.000         1.272           90,221

  CitiStreet Large Company Stock Fund -- Class I (3/99).. 2005     0.746         0.789        4,775,451
                                                          2004     0.683         0.746        4,498,084
                                                          2003     0.537         0.683        4,110,325
                                                          2002     0.702         0.537        3,575,681
                                                          2001     0.840         0.702        2,080,499

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  CitiStreet Large Company Stock Fund -- Class I (continued).. 2000     0.995         0.840         959,029
                                                               1999     1.000         0.995         228,230

  CitiStreet Small Company Stock Fund -- Class I (3/99)....... 2005     1.974         2.101         940,105
                                                               2004     1.732         1.974         879,208
                                                               2003     1.220         1.732         844,568
                                                               2002     1.612         1.220         739,822
                                                               2001     1.600         1.612         542,731
                                                               2000     1.465         1.600         462,418
                                                               1999     1.000         1.465         113,574

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio (5/99)....... 2005     1.412         1.793          35,759
                                                               2004     1.140         1.412          44,528
                                                               2003     0.804         1.140          46,418
                                                               2002     0.916         0.804          45,812
                                                               2001     1.022         0.916          54,766
                                                               2000     1.506         1.022          71,391
                                                               1999     1.000         1.506          54,662

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard Class (7/99)........... 2005     2.368         2.517         312,481
                                                               2004     1.816         2.368         330,738
                                                               2003     1.366         1.816         282,138
                                                               2002     1.318         1.366         242,450
                                                               2001     1.221         1.318         128,487
                                                               2000     0.937         1.221         102,023
                                                               1999     1.000         0.937              --

  Delaware VIP Small Cap Value Series -- Standard
  Class (4/99)................................................ 2005     2.050         2.225         232,445
                                                               2004     1.701         2.050         203,692
                                                               2003     1.208         1.701         177,208
                                                               2002     1.289         1.208         139,177
                                                               2001     1.162         1.289          13,468
                                                               2000     0.991         1.162           5,110
                                                               1999     1.000         0.991              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                     ---- ------------- ------------- ---------------
Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial Shares (3/99).. 2005     0.992         1.027         318,098
                                                                   2004     0.952         0.992         330,399
                                                                   2003     0.792         0.952         331,736
                                                                   2002     0.958         0.792         356,023
                                                                   2001     1.065         0.958         396,091
                                                                   2000     1.081         1.065         311,873
                                                                   1999     1.000         1.081         244,529

  Dreyfus VIF -- Developing Leaders Portfolio --
  Initial Shares (4/99)........................................... 2005     1.503         1.577         463,289
                                                                   2004     1.360         1.503         619,182
                                                                   2003     1.041         1.360         589,418
                                                                   2002     1.298         1.041         540,784
                                                                   2001     1.394         1.298         388,047
                                                                   2000     1.240         1.394         305,761
                                                                   1999     1.000         1.240          45,091

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (8/03).......... 2005     1.345         1.475          61,250
                                                                   2004     1.204         1.345          23,498
                                                                   2003     1.000         1.204          17,090

  Templeton Developing Markets Securities Fund --.................
  Class 2 Shares (6/04)........................................... 2005     1.234         1.560         102,975
                                                                   2004     0.972         1.234              --

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04)...... 2005     1.156         1.264         193,399
                                                                   2004     0.962         1.156          40,991

  Templeton Growth Securities Fund -- Class 2 Shares (6/04)....... 2005     1.126         1.216         196,213
                                                                   2004     1.021         1.126          57,703

Greenwich Street Series Fund
  Appreciation Portfolio (8/01)................................... 2005     1.029         1.065         264,932
                                                                   2004     0.954         1.029         162,864
                                                                   2003     0.772         0.954         100,091

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Appreciation Portfolio (continued)................... 2002     0.943         0.772           82,395
                                                        2001     1.000         0.943           14,712

  Equity Index Portfolio -- Class II Shares (3/99)..... 2005     0.945         0.978        1,770,764
                                                        2004     0.864         0.945        1,899,361
                                                        2003     0.682         0.864        1,719,505
                                                        2002     0.886         0.682        1,579,821
                                                        2001     1.019         0.886        1,055,882
                                                        2000     1.133         1.019          842,129
                                                        1999     1.000         1.133          207,054

  Fundamental Value Portfolio (5/01)................... 2005     1.065         1.107          584,303
                                                        2004     0.992         1.065          630,507
                                                        2003     0.722         0.992          637,061
                                                        2002     0.924         0.722          486,577
                                                        2001     1.000         0.924          106,535

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01).......... 2005     1.080         1.154          157,215
                                                        2004     1.005         1.080          157,215
                                                        2003     0.891         1.005          123,022
                                                        2002     0.962         0.891           83,565
                                                        2001     1.000         0.962               --

  Mid Cap Growth Portfolio -- Service Shares (8/01).... 2005     0.880         0.978           23,960
                                                        2004     0.736         0.880               --
                                                        2003     0.551         0.736               --
                                                        2002     0.772         0.551               --
                                                        2001     1.000         0.772               --

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.577         0.604          254,343
                                                        2004     0.556         0.577          303,997
                                                        2003     0.453         0.556          319,311
                                                        2002     0.615         0.453          382,579
                                                        2001     0.801         0.615          441,531
                                                        2000     1.000         0.801          424,750

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.127         1.162            3,023
                                                        2004     1.009         1.127               --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                   ---- ------------- ------------- ---------------
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)............................ 2005     1.111         1.138          87,476
                                                                 2004     0.968         1.111              --

  Mid-Cap Value Portfolio (7/04)................................ 2005     1.165         1.251          97,239
                                                                 2004     1.007         1.165          34,410

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)................ 2005     1.000         1.000              --
  MetLife Conservative Allocation Portfolio (1/05).............. 2005     1.000         1.000              --
  MetLife Conservative to Moderate Allocation Portfolio (1/05).. 2005     1.000         1.000              --
  MetLife Moderate Allocation Portfolio (1/05).................. 2005     1.000         1.000              --
  MetLife Moderate to Aggressive Allocation Portfolio (1/05).... 2005     1.000         1.000              --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service Shares (5/04)...... 2005     1.078         1.131          14,297
                                                                 2004     0.975         1.078          10,342

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative Class (7/05).......... 2005     1.000         1.012          42,479

  Total Return Portfolio -- Administrative Class (6/01)......... 2005     1.240         1.260         569,639
                                                                 2004     1.192         1.240         378,880
                                                                 2003     1.144         1.192         385,107
                                                                 2002     1.057         1.144         388,046
                                                                 2001     1.000         1.057          42,621

Putnam Variable Trust
  Putnam VT Discovery Growth Fund --
  Class IB Shares (12/01)....................................... 2005     0.789         0.839          11,671
                                                                 2004     0.739         0.789          11,671
                                                                 2003     0.564         0.739          11,671
                                                                 2002     0.808         0.564          11,671
                                                                 2001     1.000         0.808              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                  UNIT VALUE AT               NUMBER OF UNITS
                                                                  BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                               YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                               ---- ------------- ------------- ---------------
  Putnam VT International Equity Fund --
  Class IB Shares (5/01).................................... 2005     1.033         1.150          81,614
                                                             2004     0.897         1.033          85,063
                                                             2003     0.703         0.897          88,330
                                                             2002     0.861         0.703          89,130
                                                             2001     1.000         0.861          36,530

  Putnam VT Small Cap Value Fund -- Class IB Shares (6/01).. 2005     1.647         1.749         319,412
                                                             2004     1.315         1.647         205,632
                                                             2003     0.886         1.315         173,137
                                                             2002     1.093         0.886         235,414
                                                             2001     1.000         1.093           1,734

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (3/99)............................ 2005     1.596         1.648         338,497
                                                             2004     1.486         1.596         344,257
                                                             2003     1.077         1.486         357,262
                                                             2002     1.449         1.077         340,827
                                                             2001     1.433         1.449         172,311
                                                             2000     1.222         1.433          70,934
                                                             1999     1.000         1.222          13,279

  Investors Fund -- Class I (3/99).......................... 2005     1.298         1.372         128,604
                                                             2004     1.185         1.298         149,763
                                                             2003     0.903         1.185         151,723
                                                             2002     1.183         0.903         140,603
                                                             2001     1.244         1.183         102,276
                                                             2000     1.088         1.244          20,655
                                                             1999     1.000         1.088           5,119

  Small Cap Growth Fund -- Class I (6/01)................... 2005     1.064         1.107           5,596
                                                             2004     0.932         1.064              --
                                                             2003     0.631         0.932              --
                                                             2002     0.974         0.631              --
                                                             2001     1.000         0.974             997

  Total Return Fund -- Class I (3/99)....................... 2005     1.209         1.239          23,410
                                                             2004     1.121         1.209          29,201
                                                             2003     0.975         1.121          13,990
                                                             2002     1.055         0.975          10,605
                                                             2001     1.072         1.055           7,423

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Total Return Fund -- Class I (continued)......... 2000     1.002         1.072            5,470
                                                    1999     1.000         1.002               --
Smith Barney Investment Series
  Smith Barney Dividend Strategy Portfolio (5/01).. 2005     0.828         0.819           23,093
                                                    2004     0.807         0.828           23,093
                                                    2003     0.659         0.807           20,096
                                                    2002     0.897         0.659           20,096
                                                    2001     1.000         0.897           20,096

  Smith Barney Premier Selections All Cap Growth
  Portfolio (6/01)................................. 2005     0.887         0.935            2,816
                                                    2004     0.869         0.887            2,816
                                                    2003     0.652         0.869               --
                                                    2002     0.898         0.652               --
                                                    2001     1.000         0.898               --
The Travelers Series Trust
  AIM Capital Appreciation Portfolio (11/01)....... 2005     0.887         0.957           51,831
                                                    2004     0.840         0.887           72,426
                                                    2003     0.654         0.840           35,106
                                                    2002     0.867         0.654           38,688
                                                    2001     1.000         0.867               --

  Convertible Securities Portfolio (5/04).......... 2005     1.040         1.035            5,612
                                                    2004     0.990         1.040               --

  Disciplined Mid Cap Stock Portfolio (6/99)....... 2005     1.625         1.812          288,657
                                                    2004     1.406         1.625          300,148
                                                    2003     1.060         1.406          298,395
                                                    2002     1.247         1.060          244,570
                                                    2001     1.310         1.247          156,409
                                                    2000     1.132         1.310           87,378
                                                    1999     1.000         1.132               --

  Equity Income Portfolio (3/99)................... 2005     1.240         1.285        1,344,215
                                                    2004     1.137         1.240        1,226,765
                                                    2003     0.874         1.137        1,133,992
                                                    2002     1.024         0.874        1,011,873
                                                    2001     1.105         1.024          343,935

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                 YEAR        YEAR       END OF YEAR    END OF YEAR
--------------                                 ----    ------------- ------------- ---------------
  Equity Income Portfolio (continued)......... 2000      1.021         1.105         212,588
                                               1999        1.000         1.021         216,322

  Federated Stock Portfolio (4/99)............ 2005        1.113         1.163          59,781
                                               2004        1.015         1.113          60,043
                                               2003        0.802         1.015          60,043
                                               2002        1.002         0.802          52,941
                                               2001        0.993         1.002          24,072
                                               2000        0.965         0.993           4,126
                                               1999        1.000         0.965              --

  Large Cap Portfolio (3/99).................. 2005        0.852         0.919         512,059
                                               2004        0.807         0.852         512,693
                                               2003        0.652         0.807         524,562
                                               2002        0.851         0.652         448,487
                                               2001        1.038         0.851         409,069
                                               2000        1.224         1.038         334,348
                                               1999        1.000         1.224         247,021

  Mercury Large Cap Core Portfolio (3/99)..... 2005        0.897         0.997          49,017
                                               2004        0.780         0.897          15,265
                                               2003        0.649         0.780          15,265
                                               2002        0.874         0.649          16,447
                                               2001        1.136         0.874          17,029
                                               2000        1.213         1.136          80,150
                                               1999        1.000         1.213              --

  MFS(R)(R) Emerging Growth Portfolio (8/01).. 2005        0.761         0.739              --
                                               2004        0.681         0.761              --
                                               2003        0.531         0.681              --
                                               2002        0.814         0.531              --
                                               2001        1.000         0.814              --

  MFS(R)(R) Mid Cap Growth Portfolio (5/99)... 2005        1.029         1.052         189,859
                                               2004        0.909         1.029         247,955
                                               2003        0.668         0.909         256,356
                                               2002        1.317         0.668         249,539
                                               2001        1.739         1.317         238,188
                                               2000        1.603         1.739         201,277
                                               1999        1.000         1.603          22,378

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                    ---- ------------- ------------- ---------------
  MFS(R)(R) Total Return Portfolio (4/99)........ 2005     1.371         1.400        1,402,006
                                                  2004     1.240         1.371        1,303,774
                                                  2003     1.073         1.240        1,112,494
                                                  2002     1.141         1.073          994,730
                                                  2001     1.150         1.141          458,197
                                                  2000     0.994         1.150          177,102
                                                  1999     1.000         0.994           56,338

  MFS(R)(R) Value Portfolio (5/04)............... 2005     1.127         1.190           25,099
                                                  2004     0.969         1.127               --

  Mondrian International Stock Portfolio (4/99).. 2005     0.971         1.055           80,241
                                                  2004     0.846         0.971           81,385
                                                  2003     0.663         0.846           57,438
                                                  2002     0.768         0.663           39,307
                                                  2001     1.049         0.768           43,074
                                                  2000     1.194         1.049           43,159
                                                  1999     1.000         1.194           13,922

  Pioneer Fund Portfolio (5/99).................. 2005     0.847         0.890           62,738
                                                  2004     0.768         0.847          128,011
                                                  2003     0.625         0.768          139,015
                                                  2002     0.903         0.625          177,705
                                                  2001     1.183         0.903          175,971
                                                  2000     0.959         1.183          136,065
                                                  1999     1.000         0.959           52,624

  Pioneer Mid Cap Value Portfolio (7/05)......... 2005     1.000         1.001               --

  Pioneer Strategic Income Portfolio (6/99)...... 2005     1.415         1.455           99,903
                                                  2004     1.285         1.415           48,519
                                                  2003     1.084         1.285           37,669
                                                  2002     1.032         1.084           29,999
                                                  2001     0.998         1.032           17,469
                                                  2000     1.010         0.998               --
                                                  1999     1.000         1.010               --

  Strategic Equity Portfolio (3/99).............. 2005     0.861         0.871          578,902
                                                  2004     0.787         0.861          781,329
                                                  2003     0.598         0.787          861,404
                                                  2002     0.908         0.598          907,697

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                               UNIT VALUE AT               NUMBER OF UNITS
                                                               BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                            YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                            ---- ------------- ------------- ---------------
  Strategic Equity Portfolio (continued)................. 2001     1.057         0.908        1,013,052
                                                          2000     1.303         1.057          787,876
                                                          1999     1.000         1.303          274,568

  Style Focus Series: Small Cap Growth Portfolio (1/05).. 2005     1.000         1.000               --

  Style Focus Series: Small Cap Value Portfolio (1/05)... 2005     1.000         1.000               --

  Travelers Quality Bond Portfolio (3/99)................ 2005     1.290         1.300          453,665
                                                          2004     1.259         1.290          428,682
                                                          2003     1.186         1.259          336,903
                                                          2002     1.130         1.186          324,873
                                                          2001     1.063         1.130          229,303
                                                          2000     1.002         1.063           89,190
                                                          1999     1.000         1.002           30,445

  U.S. Government Securities Portfolio (3/99)............ 2005     1.396         1.445          664,291
                                                          2004     1.326         1.396          612,998
                                                          2003     1.301         1.326          641,656
                                                          2002     1.154         1.301          674,168
                                                          2001     1.099         1.154          329,688
                                                          2000     0.968         1.099          147,364
                                                          1999     1.000         0.968           81,239
Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio --
  Class I Shares (10/03)................................. 2005     1.005         1.020           65,137
                                                          2004     1.001         1.005           56,767
                                                          2003     1.000         1.001           12,265

  Smith Barney Aggressive Growth Portfolio (5/01)........ 2005     0.923         1.022          833,193
                                                          2004     0.846         0.923          947,296
                                                          2003     0.634         0.846          829,147
                                                          2002     0.949         0.634          372,023
                                                          2001     1.000         0.949          148,073

  Smith Barney High Income Portfolio (5/99).............. 2005     1.166         1.187           46,658
                                                          2004     1.065         1.166           12,147
                                                          2003     0.842         1.065           20,424
                                                          2002     0.877         0.842           17,421

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                ---- ------------- ------------- ---------------
   Smith Barney High Income Portfolio (continued)............ 2001     0.918         0.877          26,499
                                                              2000     1.007         0.918          12,407
                                                              1999     1.000         1.007              --
   Smith Barney International All Cap Growth
     Portfolio (3/99)........................................ 2005     0.883         0.978         131,177
                                                              2004     0.755         0.883         176,162
                                                              2003     0.597         0.755         182,229
                                                              2002     0.810         0.597         184,371
                                                              2001     1.186         0.810         202,204
                                                              2000     1.569         1.186          76,324
                                                              1999     1.000         1.569          33,821

  Smith Barney Large Capitalization Growth Portfolio (3/99).. 2005     0.987         1.030         269,310
                                                              2004     0.991         0.987         338,275
                                                              2003     0.677         0.991         414,434
                                                              2002     0.907         0.677         335,753
                                                              2001     1.045         0.907         323,325
                                                              2000     1.132         1.045         265,016
                                                              1999     1.000         1.132         100,647

  Social Awareness Stock Portfolio (3/99).................... 2005     0.925         0.957         142,054
                                                              2004     0.877         0.925         210,284
                                                              2003     0.686         0.877         190,338
                                                              2002     0.921         0.686         205,434
                                                              2001     1.100         0.921         252,885
                                                              2000     1.115         1.100         338,770
                                                              1999     1.000         1.115         204,232

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (8/03)............... 2005     1.464         1.512          32,763
                                                              2004     1.257         1.464          35,463
                                                              2003     1.000         1.257          15,449

  Emerging Growth Portfolio -- Class II Shares (1/02)........ 2005     0.729         0.778              --
                                                              2004     0.688         0.729              --
                                                              2003     0.546         0.688              --
                                                              2002     0.817         0.546              --
                                                              2001     1.000         0.817              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
  Enterprise Portfolio -- Class II Shares (10/01).......................... 2005     0.817         0.875              --
                                                                            2004     0.794         0.817              --
                                                                            2003     0.637         0.794              --
                                                                            2002     0.911         0.637              --
                                                                            2001     1.000         0.911              --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)......................................................... 2005     1.130         1.176          27,437
                                                                            2004     0.986         1.130           2,533
                                                                            2003     0.700         0.986              --
                                                                            2002     0.949         0.700              --
                                                                            2001     1.000         0.949              --
Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (6/00)........................ 2005     0.990         1.019         229,844
                                                                            2004     0.949         0.990         291,168
                                                                            2003     0.813         0.949         262,244
                                                                            2002     0.900         0.813         227,798
                                                                            2001     0.949         0.900         178,530
                                                                            2000     1.000         0.949         133,640

  Contrafund(double left angle quote) Portfolio -- Service Class 2 (9/01).. 2005     1.238         1.432         307,737
                                                                            2004     1.083         1.238         274,073
                                                                            2003     0.852         1.083         244,184
                                                                            2002     0.950         0.852         208,513
                                                                            2001     1.000         0.950              --

  Dynamic Capital Appreciation Portfolio -- Service
  Class 2 (5/01)........................................................... 2005     0.966         1.157          16,820
                                                                            2004     0.962         0.966          16,820
                                                                            2003     0.776         0.962           5,993
                                                                            2002     0.846         0.776           5,993
                                                                            2001     1.000         0.846              --

  Mid Cap Portfolio -- Service Class 2 (7/01).............................. 2005     1.563         1.830         373,612
                                                                            2004     1.264         1.563         181,421
                                                                            2003     0.921         1.264         103,818
                                                                            2002     1.032         0.921         100,887
                                                                            2001     1.000         1.032              --

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                           UNIT VALUE AT               NUMBER OF UNITS
                                                           BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                        YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                        ---- ------------- ------------- ---------------
Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (7/99).. 2005     1.175         1.358          6,351
                                                      2004     1.014         1.175          6,351
                                                      2003     0.739         1.014          9,511
                                                      2002     0.969         0.739          9,511
                                                      2001     0.938         0.969          6,351
                                                      2000     0.877         0.938          6,351
                                                      1999     1.000         0.877          6,351

                     ACCUMULATION UNIT VALUES (IN DOLLARS)

                     SEPARATE ACCOUNT CHARGES 1.25% 140 FL




                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (3/99). 2005     0.850         0.862           --
                                                     2004     0.791         0.850           --
                                                     2003     0.636         0.791           --
                                                     2002     0.841         0.636           --
                                                     2001     0.986         0.841           --
                                                     2000     1.117         0.986           --
                                                     1999     1.000         1.117           --


                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/11/2005: Strong Multi Cap Value Fund II changed its name to Wells Fargo Advantage Multi Cap Value Fund.

On 02/25/2005, The Travelers Series Trust: MFS(R)(R) Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS(R) Mid Cap Growth Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund -- Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Neuberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.

AIM Variable Insurance Funds, Inc. : AIM Premier Equity Fund -- Series I is no longer available to new contract owners.

Credit Suisse Trust: Emerging Markets Portfolio is no longer available to new contract owners

Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 -- is no longer available to new contract owners

The Travelers Series Trust: Federated Stock Portfolio is no longer available to new contract owners

Janus Aspen Series: Balanced Portfolio -- Service Shares -- is no longer available to new contract owners

Janus Aspen Series: World Wide Growth Portfolio -- Service Shares is no longer available to new contract holders.

Putnam Variable Trust: Putnam VT Discovery Growth Fund -- Class IB Share is no longer available to new contract owners

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new contract holders.

Salomon Brothers Variable Series Funds Inc.: Total Return Fund -- Class I is no longer available to new contract holders.

Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio is no longer available to new contract owners


Greenwich Street Series Fund: Fundamental Value Portfolio is no longer available to new contract holders.

Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new contract owners

Strong Variable insurance Funds, Inc. : Strong Multi Cap Value Fund II is no longer available to new contract owners.


Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares is no longer available to new contract holders.

Fidelity VIP Asset Manager Portfolio- Service Class 2 is no longer available to new contract owners.

Salomon Brothers Variable Small Cap Growth Fund -- Class I is no longer available to new contract owners.

Smith Barney Premier Selections All Cap Growth Portfolio is no longer available to new contract owners.

Van Kampen Emerging Growth Portfolio -- Class 2 shares is no longer available to new contract owners.

                                  APPENDIX C
--------------------------------------------------------------------------------

           WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
                     NOT AVAILABLE UNDER SECTION 457 PLANS
        NOT AVAILABLE IF OWNER IS AGE 71 OR OLDER ON THE CONTRACT DATE.
      PLEASE REFER TO YOUR CONTRACT FOR STATE VARIATIONS OF THIS WAIVER.

If, after the first Contract Year and before the Maturity Date, the Annuitant begins confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty
(60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a) is Medicare approved as a provider of skilled nursing care services;
         and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

                                      OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                  APPENDIX D
--------------------------------------------------------------------------------

                            MARKET VALUE ADJUSTMENT

If you have selected any period certain option, you may elect to surrender a payment equal to a portion of the present value of the remaining period certain payments any time after the first Contract Year. There is a surrender charge of 5% of the amount withdrawn under this option.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate is the then current annual rate of return offered by Us on a new Fixed Annuity Period Certain Only annuitizations for the amount of time remaining in the certain period. If the period of time remaining is less that the minimum length of time for which we offer a new Fixed Annuity Period Certain Only annuitization, then the interest rate will be the rate of return for that minimum length of time.

The formula for calculating the Present Value is as follows:

                                     N
           Present Value = (sigma) [Payment\\s\\ X (1/1 + iC)/t/365/
                                    s = 1

Where

   iC = the interest rate described above

   n = the number of payments remaining in the Contract Owner's certain period at the time of request for this benefit

   t = number of days remaining until that payment is made, adjusting for leap years.

If you request a percentage of the total amount available, then the remaining period certain payments will be reduced by that percentage for the remainder of the certain period. After the certain period expires, any remaining payments, if applicable, will increase to the level they would have been had no liquidation taken place.

                                 ILLUSTRATION:

         Amount Annuitized $12,589.80
         Annuity Option    Life with 10 year certain period
         Annuity Payments  $1,000 Annually -- first payment immediately

For the purposes of illustration, assume after two years (immediately preceding the third payment), you choose to receive full liquidity, and the current rate of return that we are then crediting for 8 year fixed Period Certain Only Annuitizations is 4.00%. The total amount available for liquidity is calculated as follows:

1000 + (1000/1.04) + (1000/1.04)^2 + (1000/1.04)^3 + (1000/1.04)^4 +
(1000/1.04)^5 + (1000/1.04)^6 + (1000/1.04)^7 = $7002.06

The surrender penalty is calculated as 5% of $7,002.06, or $350.10.

The net result to you after subtraction of the surrender penalty of $350.10 would be $6,651.96.

You would receive no more payments for 8 years. After 8 years, if you are still living, you will receive $1,000 annually until your death.

                                  APPENDIX E
--------------------------------------------------------------------------------


               WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
                        RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                APPENDIX -- F:
             ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS
            ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS:

UNDERLYING FUND NAME CHANGES



                       FORMER NAME                                                  NEW NAME
--------------------------------------------------------- ------------------------------------------------------------
CitiStreet Funds, Inc.                                    Met Investment Funds, Inc.
CitiStreet Diversified Bond Fund -- Class I               MetLife Investment Diversified Bond Fund -- Class I
CitiStreet International Stock Fund -- Class I            MetLife Investment International Stock Fund -- Class I
CitiStreet Large Company Stock Fund -- Class I            MetLife Investment Large Company Stock Fund -- Class I
CitiStreet Small Company Stock Fund -- Class I            MetLife Investment Small Company Stock Fund -- Class I
Greenwich Street Series Fund                              Legg Mason Partners Variable Portfolios II
Appreciation Portfolio                                    Legg Mason Partners Variable Appreciation Portfolio
  Equity Index Portfolio -- Class I                       Legg Mason Partners Variable Equity Index Portfolio --
  Fundamental Value Portfolio+                            Class II
                                                          Legg Mason Partners Variable Fundamental Value Portfolio+
Salomon Brothers Variable Series Funds Inc                Legg Mason Partners Variable Portfolios I, Inc
Salomon Brothers Variable All Cap Fund -- Class I         Legg Mason Partners Variable All Cap Portfolio -- Class 1
Salomon Brothers Variable Investors Fund -- Class I       Legg Mason Partners Variable Investors Portfolio -- Class 1*
Salomon Brothers Variable Total Return Fund -- Class I+   Legg Mason Partners Variable Total Return Portfolio -- Class
Salomon Brothers Variable Small Cap Growth Fund --        1+
Class -- 1+                                               Legg Mason Partners Variable Small Cap Growth Portfolio --
                                                          Class -- 1 +
Smith Barney Investment Series                            Legg Mason Partners Investment Series
Smith Barney Dividend Strategy Portfolio+                 Legg Mason Partners Variable Dividend Strategy Portfolio+
Smith Barney Premier Selections All Cap Growth Portfolio+ Legg Mason Partners Variable Premier Selections All Cap
                                                          Growth Portfolio+
Travelers Series Fund Inc.                                Legg Mason Partners Variable Portfolios III, Inc.
  SB Adjustable Rate Income Portfolio                     Legg Mason Partners Variable Adjustable Rate Income
  Smith Barney Aggressive Growth Portfolio                Portfolio
  Smith Barney High Income                                Legg Mason Partners Variable Aggressive Growth Portfolio
  Smith Barney Large Capitalization Growth Portfolio      Legg Mason Partners Variable High Income Portfolio
  Social Awareness Stock Portfolio                        Legg Mason Partners Variable Large Cap Growth Portfolio
  Smith Barney International All Cap Growth               Legg Mason Partners Variable Social Awareness Stock
                                                          Portfolio
                                                          Legg Mason Partners Variable International All Cap Growth*
Variable Annuity Portfolios                               Legg Mason Partners Variable Portfolios V
Smith Barney Small Cap Growth Opportunities               Legg Mason Partners Small Cap Growth Opportunities
                                                          Portfolio
       Wells Fargo Variable Trust                                Wells Fargo Variable Trust
Wells Fargo Advantage Multi Cap Value Fund+               Wells Fargo Advantage VT Small/MidCap Value Fund+

UNDERLYING FUND MERGERS/REORGANIZATIONS

The former Underlying Funds were merged with and into the new Underlying Funds.



       Former Underlying Fund                          New Underlying Fund
Capital Appreciation Fund                       Met Investors Series Trust Janus Capital Appreciation
                                                Portfolio -- Class A
Managed Assets Trust                                   Metropolitan Series Fund, Inc.
                                                Legg Mason Partners Managed Assets Portfolio -- Class A

Money Market Portfolio                          BlackRock Money Market Portfolio -- Class A

High Yield Bond Trust                           Western Asset Management High Yield Bond Portfolio --
                                                Class A

       Travelers Series Trust                          Met Investors Series Trust
Disciplined Mid Cap Stock Portfolio             Batterymarch Mid-Cap Stock Portfolio -- Class A
Style Focus Series: Small Cap Value Portfolio   Dreman Small-Cap Value Portfolio -- Class A
Mondrian International Stock Portfolio          Harris Oakmark International Stock Portfolio -- Class A
Convertible Securities Portfolio                Lord Abbett Bond Debenture Portfolio Class A
Federated Stock Portfolio +                     Lord Abbett Growth and Income Portfolio -- Class B
Mercury Large Cap Core Portfoliot               Mercury Large-Cap Core Portfolio -- Class A
AIM Capital Appreciation Portfolio              Met/AIM Capital Appreciation Portfolio -- Class A
MFS(R) Value Portfolio                          MFS(R) Value Portfolio -- Class A
Pioneer Fund Portfolio*                         Pioneer Fund Portfolio -- Class A
Pioneer Mid-Cap Value Portfolio                 Pioneer Mid-Cap Value Portfolio
Pioneer Strategic Income Portfolio -- Class A * Pioneer Strategic Income Portfolio

                                                       Metropolitan Series Fund
MFS(R) Mid Cap Growth Portfolio                 BlackRock Aggressive Growth Portfolio -- Class D
Travelers Quality Bond Portfolio                BlackRock Bond Income Portfolio -- Class A

Large Cap Portfolio                             FI Large Cap Portfolio Class A
Strategic Equity Portfolio Trust                FI Large Cap Portfolio Class A
Equity Income Portfolio                         FI Value Leaders Portfolio -- Class D
MFS(R) Total Return*                            MFS(R) Total Return Portfolio -- Class F
U.S. Government Securities Portfolio            Western Asset Management U.S. Government Portfolio



UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.



                  FORMER UNDERLYING FUND                                       NEW UNDERLYING FUND
-----------------------------------------------------------  -------------------------------------------------------
       Lord Abbett Series Fund, Inc..                               Met Investors Series Trust
Growth and Income Portfolio                                  Lord Abbett Growth and Income Portfolio -- Class B Lord
Mid Cap Value Portfolio                                      Abbett Mid Cap Value Portfolio -- Class B
Oppenheimer Variable Account Funds
Oppenheimer Main Street Fund/VA -- Service Shares of the     Lord Abbett Growth and Income Portfolio -- Class B
       Franklin Templeton VIP Trust
Mutual Shares Securities Fund -- Class 2 Shares              Lord Abbett Growth and Income Portfolio -- Class B
       Delaware VIP Trust
Delaware VIP REIT Series -- Standard Class                   Neuberger Berman Real Estate Portfolio -- Class A
Fidelity Variable Insurance Products                                Metropolitan Series Fund, Inc.
Fidelity VIP Asset Manager Portfolio -- Service Class 2      MFS(R) Total Return Portfolio -- Class F
       Janus Aspen Series                                    MFS(R) Total Return Portfolio -- Class F
Janus Aspen Balanced Portfolio -- Service Shares+
       Franklin Templeton Variable Insurance Products
       Trust
Franklin Templeton Growth Securities Fund -- Class 2 Shares  Oppenheimer Global Equity Portfolio- Class B
Variable Insurance Product Fund, VIP Asset Manager           MFS Total Return Portfolio -- Class F
Portfolio+



 +  This funding option is closed to new investors.

               APPENDIX G -- PORTFOLIO LEGAL AND MARKETING NAMES



             SERIES FUND/                         PORTFOLIO/                 MARKETING
                 TRUST                              SERIES                     NAME
---------------------------------------  ---------------------------- ------------------------
AMERICAN FUNDS INSURANCE SERIES          Global Growth Fund           American Funds Global
                                                                      Growth Fund
AMERICAN FUNDS INSURANCE SERIES          Growth - Income Fund         American Funds Growth-
                                                                      Income Fund
AMERICAN FUNDS INSURANCE SERIES          Growth Fund                  American Funds Growth
                                                                      Fund
CREDIT SUISSE TRUST                      Emerging Markets Portfolio   Credit Suisse Emerging
                                                                      Markets Portfolio
DREYFUS VARIABLE INVESTMENT FUND         Appreciation Portfolio       Dreyfus VIF Appreciation
                                                                      Portfolio
DREYFUS VARIABLE INVESTMENT FUND         Developing Leaders Portfolio Dreyfus VIF Developing
                                                                      Leaders Portfolio
JANUS ASPEN SERIES                       Mid Cap Growth Portfolio     Janus Aspen Series Mid
                                                                      Cap Growth Portfolio
JANUS ASPEN SERIES                       Worldwide Growth Portfolio   Janus Aspen Series
                                                                      Worldwide Growth
                                                                      Portfolio
METROPOLITAN SERIES FUND, INC.           FI Large Cap Portfolio       FI Large Cap Portfolio
                                                                      (Fidelity)

             SERIES FUND/                        PORTFOLIO/                 MARKETING
                 TRUST                             SERIES                     NAME
---------------------------------------  -------------------------- --------------------------
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio FI Value Leaders Portfolio
                                                                    (Fidelity)
PIMCO VARIABLE INSURANCE TRUST           Real Return Portfolio      PIMCO VIT Real Return
                                                                    Portfolio
PIMCO VARIABLE INSURANCE TRUST           Total Return Portfolio     PIMCO VIT Total Return
                                                                    Portfolio
REGISTERED FIX ACCOUNT                   Registered Fix             Fixed Account
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Van Kampen LIT
                                         Trust Comstock Portfolio   Comstock Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Van Kampen LIT Emerging
                                         Trust Emerging Growth      Growth Portfolio
                                         Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST         Van Kampen Life Investment Van Kampen LIT Enterprise
                                         Trust Enterprise Portfolio Portfolio
VARIABLE INSURANCE PRODUCTS              Dynamic Capital            Fidelity VIP Dynamic
                                         Appreciation Portfolio     Capital Appreciation
                                                                    Portfolio
VARIABLE INSURANCE PRODUCTS              Contrafund(R) Portfolio    Fidelity VIP Contrafund(R)
                                                                    Portfolio
VARIABLE INSURANCE PRODUCTS              Mid Cap Portfolio          Fidelity VIP Mid Cap
                                                                    Portfolio

                                  APPENDIX H

--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:


                         The Insurance Company
                         Principal Underwriter
                         Distribution and Principal Underwriting Agreement

                         Net Investment Factor
                         Money Market Calculation

                         Federal Tax Considerations

                         Independent Registered Public Accounting Firms

                         Condensed Financial Information
                         Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 2006 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information, please request MIC Book 21 and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC Book 21.

Check Box:

[ ]  MIC Book 21
[ ]  MLAC Book 21


Name:
         -------------------------
Address:
         -------------------------

         -------------------------

                METLIFE RETIREMENT ACCOUNT ANNUITY PROSPECTUS:
                (Formerly Travelers Retirement Account Annuity)
          METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES (Formerly The Travelers Separate Account Five for Variable Annuities)
           METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES (Formerly The Travelers Separate Account Six for Variable Annuities)

The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The Travelers Life and Annuity Company has filed for approval to change its name to MetLife Life and Annuity Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred.

                                                                    May 1, 2006

                                    PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                          METLIFE RETIREMENT ACCOUNT


                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2006


                                      FOR


          METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES

         (THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES)


                                   ISSUED BY


                   METLIFE INSURANCE COMPANY OF CONNECTICUT*

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 2006. A copy of the prospectus may be obtained by writing to MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1- 800-233-3591 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                               TABLE OF CONTENTS


THE INSURANCE COMPANY......................................................  2
PRINCIPAL UNDERWRITER......................................................  2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..........................  2
NET INVESTMENT FACTOR......................................................  4
MONEY MARKET CALCULATION
FEDERAL TAX CONSIDERATIONS.................................................  5
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.............................  8
CONDENSED FINANCIAL INFORMATION............................................ 10
FINANCIAL STATEMENTS.......................................................  1



 * The Travelers Insurance Company has filed for approval to change its name to MetLife Insurance Company of Connecticut. The change will be effective May 1, 2006 pending regulatory approval. You will receive a contract endorsement notifying you of the name change once it has occurred.

                             THE INSURANCE COMPANY


MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

STATE REGULATION. The Company is subject to the laws of the State of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.


The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.


THE SEPARATE ACCOUNT. MetLife of CT Separate Account Five for Variable Annuities (formerly known as The Travelers Separate Account Five for Variable Annuities) (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act as amended ("1940 Act"). Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.


                             PRINCIPAL UNDERWRITER


MLI Distribution LLC ("MLIDLLC ") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDLLC 's principal executive offices are located at One Cityplace, Hartford, Connecticut. MLIDLLC is affiliated with the Company and the Separate Account.


               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT


Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDLLC and the Company, MLIDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDLLC over the past three years.

                       MLIDLLC Underwriting Commissions



     UNDERWRITING COMMISSIONS PAID TO AMOUNT OF UNDERWRITING COMMISSIONS
YEAR      MLIDLLC BY THE COMPANY             RETAINED BY MLIDLLC
---- -------------------------------- ----------------------------------
2005           $132,588,671                           $0
2004           $132,410,000                           $0
2003            $73,233,000                           $0



The Company and MLIDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDLLC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2005 ranged from $3,366,257 to $8,402. The amount of commissions paid to selected broker-dealer firms during 2005 ranged from $29,851,648 to $438,893. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2005 ranged from $33,217,905 to $273,717.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDLLC under which the broker-dealer firms received additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.
Linsco/Private Ledger
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
Pioneer Funds Distributor, Inc.
PFS Investments, Inc. (d/b/a/ Primerica)
DWS Scudder Distributors, Inc.
Citigroup Global Markets Inc. (d/b/a/ Smith Barney)
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                             NET INVESTMENT FACTOR


THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

      (a) = investment income plus capital gains and losses (whether realized or unrealized);

      (b) = any deduction for applicable taxes (presently zero); and

      (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                       CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

      Effective Yield = ((Base Return + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change - Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV X Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee X (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.


                          FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.


FOREIGN TAX CREDIT

To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section

403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.


The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to the lesser of $44,000 or 24% of compensation for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.


SIMPLE PLAN IRA FORM


Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 and 2006
(which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS
Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.


ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.


The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($44,000 for 2006). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.


Amounts attributable to salary reduction contributions under Code
Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS


Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($15,000 in 2006).


Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

         (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

         (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

         (d) the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.  OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The financial statements of The Travelers Separate Account Five for Variable Annuities as of December 31, 2005 and for the period in the year then ended and The Travelers Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.J., PUSH DOWN BASIS OF ACCOUNTING REQUIRED IN CERTAIN LIMITED CIRCUMSTANCES and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No.141, BUSINESS COMBINATIONS) as of December 31, 2005 and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite

1200, Tampa, Florida 33602-5827.


The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and for each of the years in the two-year period ended December 31, 2004, included herein, and the statement of changes in net assets of Travelers Separate Account Five for Variable Annuities for the year or lesser periods ended December 31, 2004, and financial highlights for each of the years or lesser periods in the four-year period ended December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Insurance Company and subsidiaries refer to changes in the Company ' s methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for variable interest entities in 2003.

     METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES FINANCIALS

                        CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                     SEPARATE ACCOUNT CHARGES 0.80% 5% AIR


                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Capital Appreciation Fund (5/00)................. 2005     0.597         0.700             --
                                                    2004     0.503         0.597             --
                                                    2003     0.406         0.503             --
                                                    2002     0.547         0.406             --
                                                    2001     0.745         0.547             --
                                                    2000     1.000         0.745             --

  High Yield Bond Trust (9/99)..................... 2005     1.530         1.538             --
                                                    2004     1.418         1.530             --
                                                    2003     1.107         1.418             --
                                                    2002     1.067         1.107             --
                                                    2001     0.982         1.067             --
                                                    2000     0.980         0.982             --
                                                    1999     1.000         0.980             --

  Managed Assets Trust (6/99)...................... 2005     1.206         1.243             --
                                                    2004     1.111         1.206             --
                                                    2003     0.918         1.111             --
                                                    2002     1.013         0.918             --
                                                    2001     1.076         1.013             --
                                                    2000     1.102         1.076             --
                                                    1999     1.000         1.102             --

  Money Market Portfolio (9/99).................... 2005     1.127         1.151             --
                                                    2004     1.125         1.127             --
                                                    2003     1.125         1.125             --
                                                    2002     1.119         1.125             --
                                                    2001     1.087         1.119             --
                                                    2000     1.032         1.087             --
                                                    1999     1.000         1.032             --

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (5/01).. 2005     0.800         0.839             --
                                                    2004     0.763         0.800             --
                                                    2003     0.615         0.763             --
                                                    2002     0.888         0.615          3,000
                                                    2001     1.000         0.888          3,000

                        CONDENSED FINANCIAL INFORMATION

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)......... 2005     1.109         1.255             --
                                                       2004     1.000         1.109          2,000

  Growth Fund -- Class 2 Shares (5/04)................ 2005     1.091         1.258             --
                                                       2004     1.000         1.091          5,000

  Growth-Income Fund -- Class 2 Shares (5/04)......... 2005     1.082         1.136             --
                                                       2004     1.000         1.082          4,000

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (9/99).. 2005     1.360         1.377             --
                                                       2004     1.310         1.360             --
                                                       2003     1.251         1.310             --
                                                       2002     1.157         1.251             --
                                                       2001     1.092         1.157             --
                                                       2000     0.979         1.092             --
                                                       1999     1.000         0.979             --

  CitiStreet International Stock Fund --
  Class I (7/99)...................................... 2005     1.024         1.165             --
                                                       2004     0.899         1.024             --
                                                       2003     0.697         0.899             --
                                                       2002     0.904         0.697             --
                                                       2001     1.160         0.904             --
                                                       2000     1.272         1.160             --
                                                       1999     1.000         1.272             --

  CitiStreet Large Company Stock Fund --
  Class I (9/99)...................................... 2005     0.746         0.789             --
                                                       2004     0.683         0.746             --
                                                       2003     0.537         0.683             --
                                                       2002     0.702         0.537             --
                                                       2001     0.840         0.702             --
                                                       2000     0.995         0.840             --
                                                       1999     1.000         0.995             --

  CitiStreet Small Company Stock Fund --
  Class I (9/99)...................................... 2005     1.974         2.101             --
                                                       2004     1.732         1.974             --
                                                       2003     1.220         1.732             --
                                                       2002     1.612         1.220             --
                                                       2001     1.600         1.612             --

                        CONDENSED FINANCIAL INFORMATION

                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
  CitiStreet Small Company Stock Fund -- Class I
  (continued)....................................... 2000     1.465         1.600           --
                                                     1999     1.000         1.465           --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets
  Portfolio (10/99)................................. 2005     1.412         1.793           --
                                                     2004     1.140         1.412           --
                                                     2003     0.804         1.140           --
                                                     2002     0.916         0.804           --
                                                     2001     1.022         0.916           --
                                                     2000     1.506         1.022           --
                                                     1999     1.000         1.506           --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard
  Class (9/00)...................................... 2005     2.368         2.517           --
                                                     2004     1.816         2.368           --
                                                     2003     1.366         1.816           --
                                                     2002     1.318         1.366           --
                                                     2001     1.221         1.318           --
                                                     2000     1.000         1.221           --

  Delaware VIP Small Cap Value Series --
  Standard Class (10/99)............................ 2005     2.050         2.225           --
                                                     2004     1.701         2.050           --
                                                     2003     1.208         1.701           --
                                                     2002     1.289         1.208           --
                                                     2001     1.162         1.289           --
                                                     2000     0.991         1.162           --
                                                     1999     1.000         0.991           --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial
  Shares (7/99)..................................... 2005     0.992         1.027           --
                                                     2004     0.952         0.992           --
                                                     2003     0.792         0.952           --
                                                     2002     0.958         0.792           --
                                                     2001     1.065         0.958           --
                                                     2000     1.081         1.065           --
                                                     1999     1.000         1.081           --

                        CONDENSED FINANCIAL INFORMATION

                                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                 ---- ------------- ------------- ---------------
  Dreyfus VIF -- Developing Leaders Portfolio --
  Initial Shares (10/99)...................................... 2005     1.503         1.577             --
                                                               2004     1.360         1.503             --
                                                               2003     1.041         1.360             --
                                                               2002     1.298         1.041             --
                                                               2001     1.394         1.298             --
                                                               2000     1.240         1.394             --
                                                               1999     1.000         1.240             --

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2 Shares (5/03)...... 2005     1.345         1.475             --
                                                               2004     1.204         1.345          2,000
                                                               2003     1.000         1.204          2,000

  Templeton Developing Markets Securities Fund -- Class 2
  Shares (5/04)............................................... 2005     1.234         1.560             --
                                                               2004     1.000         1.234          1,000

  Templeton Foreign Securities Fund -- Class 2 Shares (5/04).. 2005     1.156         1.264             --
                                                               2004     1.000         1.156          2,000

  Templeton Growth Securities Fund -- Class 2 Shares (5/04)... 2005     1.126         1.216             --
                                                               2004     1.000         1.126             --

Greenwich Street Series Fund
  Appreciation Portfolio (5/01)............................... 2005     1.029         1.065             --
                                                               2004     0.954         1.029             --
                                                               2003     0.772         0.954             --
                                                               2002     0.943         0.772             --
                                                               2001     1.000         0.943          3,000

  Equity Index Portfolio -- Class II Shares (7/99)............ 2005     0.945         0.978             --
                                                               2004     0.864         0.945             --
                                                               2003     0.682         0.864             --
                                                               2002     0.886         0.682             --
                                                               2001     1.019         0.886             --
                                                               2000     1.133         1.019             --
                                                               1999     1.000         1.133             --

                        CONDENSED FINANCIAL INFORMATION

                                                             UNIT VALUE AT               NUMBER OF UNITS
                                                             BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                          YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                          ---- ------------- ------------- ---------------
  Fundamental Value Portfolio (5/01)................... 2005     1.065         1.107             --
                                                        2004     0.992         1.065             --
                                                        2003     0.722         0.992             --
                                                        2002     0.924         0.722             --
                                                        2001     1.000         0.924          3,000

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01).......... 2005     1.080         1.154             --
                                                        2004     1.005         1.080             --
                                                        2003     0.891         1.005             --
                                                        2002     0.962         0.891          3,000
                                                        2001     1.000         0.962          3,000

  Mid Cap Growth Portfolio -- Service Shares (5/01).... 2005     0.880         0.978             --
                                                        2004     0.736         0.880             --
                                                        2003     0.551         0.736          3,000
                                                        2002     0.772         0.551          3,000
                                                        2001     1.000         0.772          3,000

  Worldwide Growth Portfolio -- Service Shares (5/00).. 2005     0.577         0.604             --
                                                        2004     0.556         0.577             --
                                                        2003     0.453         0.556             --
                                                        2002     0.615         0.453             --
                                                        2001     0.801         0.615             --
                                                        2000     1.000         0.801             --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04)......... 2005     1.127         1.162             --
                                                        2004     1.000         1.127          2,000

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)................... 2005     1.111         1.138             --
                                                        2004     1.000         1.111          3,000

  Mid-Cap Value Portfolio (5/04)....................... 2005     1.165         1.251             --
                                                        2004     1.000         1.165          2,000
Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)....... 2005     1.000         1.000             --

  MetLife Conservative Allocation Portfolio (1/05)..... 2005     1.000         1.000             --

                        CONDENSED FINANCIAL INFORMATION

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  MetLife Conservative to Moderate Allocation
  Portfolio (1/05)................................. 2005     1.000         1.000             --

  MetLife Moderate Allocation Portfolio (1/05)..... 2005     1.000         1.000             --

  MetLife Moderate to Aggressive Allocation
  Portfolio (1/05)................................. 2005     1.000         1.000             --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service
  Shares (5/04).................................... 2005     1.078         1.131             --
                                                    2004     1.000         1.078          2,000

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative
  Class (10/05).................................... 2005     1.008         1.012             --

  Total Return Portfolio -- Administrative
  Class (5/01)..................................... 2005     1.240         1.260             --
                                                    2004     1.192         1.240             --
                                                    2003     1.144         1.192             --
                                                    2002     1.057         1.144             --
                                                    2001     1.000         1.057          1,000

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB
  Shares (5/01).................................... 2005     0.789         0.839             --
                                                    2004     0.739         0.789          1,000
                                                    2003     0.564         0.739          1,000
                                                    2002     0.808         0.564          1,000
                                                    2001     1.000         0.808          1,000

  Putnam VT International Equity Fund -- Class IB
  Shares (5/01).................................... 2005     1.033         1.150             --
                                                    2004     0.897         1.033             --
                                                    2003     0.703         0.897             --
                                                    2002     0.861         0.703          2,000
                                                    2001     1.000         0.861          2,000

  Putnam VT Small Cap Value Fund -- Class IB
  Shares (5/01).................................... 2005     1.647         1.749             --
                                                    2004     1.315         1.647             --
                                                    2003     0.886         1.315             --

                        CONDENSED FINANCIAL INFORMATION

                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                 ---- ------------- ------------- ---------------
  Putnam VT Small Cap Value Fund -- Class IB
  Shares (continued).......................... 2002     1.093         0.886          2,000
                                               2001     1.000         1.093          2,000

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (4/00).............. 2005     1.596         1.648             --
                                               2004     1.486         1.596             --
                                               2003     1.077         1.486             --
                                               2002     1.449         1.077             --
                                               2001     1.433         1.449             --
                                               2000     1.000         1.433             --

  Investors Fund -- Class I (10/99)........... 2005     1.298         1.372             --
                                               2004     1.185         1.298             --
                                               2003     0.903         1.185             --
                                               2002     1.183         0.903             --
                                               2001     1.244         1.183             --
                                               2000     1.088         1.244             --
                                               1999     1.000         1.088             --

  Small Cap Growth Fund -- Class I (5/01)..... 2005     1.064         1.107             --
                                               2004     0.932         1.064             --
                                               2003     0.631         0.932             --
                                               2002     0.974         0.631          2,000
                                               2001     1.000         0.974          2,000

  Total Return Fund -- Class I (9/00)......... 2005     1.209         1.239             --
                                               2004     1.121         1.209             --
                                               2003     0.975         1.121             --
                                               2002     1.055         0.975             --
                                               2001     1.072         1.055             --
                                               2000     1.000         1.072             --

Smith Barney Investment Series
  Smith Barney Dividend Strategy
  Portfolio (5/01)............................ 2005     0.828         0.819             --
                                               2004     0.807         0.828             --
                                               2003     0.659         0.807             --
                                               2002     0.897         0.659          2,000
                                               2001     1.000         0.897          2,000

                        CONDENSED FINANCIAL INFORMATION

                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                 ---- ------------- ------------- ---------------
  Smith Barney Premier Selections All Cap
  Growth Portfolio (5/01)..................... 2005     0.887         0.935             --
                                               2004     0.869         0.887             --
                                               2003     0.652         0.869             --
                                               2002     0.898         0.652          2,000
                                               2001     1.000         0.898          2,000

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/01)... 2005     0.887         0.957             --
                                               2004     0.840         0.887          2,000
                                               2003     0.654         0.840          2,000
                                               2002     0.867         0.654          2,000
                                               2001     1.000         0.867          2,000

  Convertible Securities Portfolio (5/04)..... 2005     1.040         1.035             --
                                               2004     1.000         1.040          2,000

  Disciplined Mid Cap Stock Portfolio (8/99).. 2005     1.625         1.812             --
                                               2004     1.406         1.625             --
                                               2003     1.060         1.406             --
                                               2002     1.247         1.060             --
                                               2001     1.310         1.247             --
                                               2000     1.132         1.310             --
                                               1999     1.000         1.132             --

  Equity Income Portfolio (7/99).............. 2005     1.240         1.285             --
                                               2004     1.137         1.240             --
                                               2003     0.874         1.137             --
                                               2002     1.024         0.874             --
                                               2001     1.105         1.024             --
                                               2000     1.021         1.105             --
                                               1999     1.000         1.021             --

  Federated Stock Portfolio (11/01)........... 2005     1.113         1.163             --
                                               2004     1.015         1.113             --
                                               2003     0.802         1.015             --
                                               2002     1.002         0.802             --
                                               2001     1.000         1.002             --

  Large Cap Portfolio (7/99).................. 2005     0.852         0.919             --
                                               2004     0.807         0.852             --
                                               2003     0.652         0.807             --

                        CONDENSED FINANCIAL INFORMATION

                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                    ---- ------------- ------------- ---------------
  Large Cap Portfolio (continued)................ 2002     0.851         0.652             --
                                                  2001     1.038         0.851             --
                                                  2000     1.224         1.038             --
                                                  1999     1.000         1.224             --

  Mercury Large Cap Core Portfolio (6/00)........ 2005     0.897         0.997             --
                                                  2004     0.780         0.897             --
                                                  2003     0.649         0.780             --
                                                  2002     0.874         0.649             --
                                                  2001     1.136         0.874             --
                                                  2000     1.213         1.136             --
                                                  1999     1.000         1.213             --

  MFS(R) Emerging Growth Portfolio (5/01)........ 2005     0.761         0.739             --
                                                  2004     0.681         0.761          2,000
                                                  2003     0.531         0.681          2,000
                                                  2002     0.814         0.531          2,000
                                                  2001     1.000         0.814          2,000

  MFS(R) Mid Cap Growth Portfolio (10/99)........ 2005     1.029         1.052             --
                                                  2004     0.909         1.029             --
                                                  2003     0.668         0.909             --
                                                  2002     1.317         0.668             --
                                                  2001     1.739         1.317             --
                                                  2000     1.603         1.739             --
                                                  1999     1.000         1.603             --

  MFS(R) Total Return Portfolio (7/99)........... 2005     1.371         1.400             --
                                                  2004     1.240         1.371             --
                                                  2003     1.073         1.240             --
                                                  2002     1.141         1.073             --
                                                  2001     1.150         1.141             --
                                                  2000     0.994         1.150             --
                                                  1999     1.000         0.994             --

  MFS(R) Value Portfolio (5/04).................. 2005     1.127         1.190             --
                                                  2004     1.000         1.127          2,000

  Mondrian International Stock Portfolio (8/99).. 2005     0.971         1.055             --
                                                  2004     0.846         0.971             --
                                                  2003     0.663         0.846             --

                        CONDENSED FINANCIAL INFORMATION

                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                ---- ------------- ------------- ---------------
  Mondrian International Stock Portfolio
  (continued)................................ 2002     0.768         0.663           --
                                              2001     1.049         0.768           --
                                              2000     1.194         1.049           --
                                              1999     1.000         1.194           --

  Pioneer Fund Portfolio (8/99).............. 2005     0.847         0.890           --
                                              2004     0.768         0.847           --
                                              2003     0.625         0.768           --
                                              2002     0.903         0.625           --
                                              2001     1.183         0.903           --
                                              2000     0.959         1.183           --
                                              1999     1.000         0.959           --

  Pioneer Mid Cap Value Portfolio (1/05)..... 2005     1.000         1.001           --

  Pioneer Strategic Income Portfolio (1/01).. 2005     1.415         1.455           --
                                              2004     1.285         1.415           --
                                              2003     1.084         1.285           --
                                              2002     1.032         1.084           --
                                              2001     1.000         1.032           --

  Strategic Equity Portfolio (7/99).......... 2005     0.861         0.871           --
                                              2004     0.787         0.861           --
                                              2003     0.598         0.787           --
                                              2002     0.908         0.598           --
                                              2001     1.057         0.908           --
                                              2000     1.303         1.057           --
                                              1999     1.000         1.303           --

  Style Focus Series: Small Cap Growth
  Portfolio (1/05)........................... 2005     1.000         1.000           --

  Style Focus Series: Small Cap Value
  Portfolio (1/05)........................... 2005     1.000         1.000           --

  Travelers Quality Bond Portfolio (8/99).... 2005     1.290         1.300           --
                                              2004     1.259         1.290           --
                                              2003     1.186         1.259           --
                                              2002     1.130         1.186           --
                                              2001     1.063         1.130           --
                                              2000     1.002         1.063           --
                                              1999     1.000         1.002           --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  U.S. Government Securities Portfolio (8/99)..... 2005     1.396         1.445             --
                                                   2004     1.326         1.396             --
                                                   2003     1.301         1.326             --
                                                   2002     1.154         1.301             --
                                                   2001     1.099         1.154             --
                                                   2000     0.968         1.099             --
                                                   1999     1.000         0.968             --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I
  Shares (9/03)................................... 2005     1.005         1.020             --
                                                   2004     1.001         1.005             --
                                                   2003     1.000         1.001             --

  Smith Barney Aggressive Growth
  Portfolio (5/01)................................ 2005     0.923         1.022             --
                                                   2004     0.846         0.923             --
                                                   2003     0.634         0.846             --
                                                   2002     0.949         0.634             --
                                                   2001     1.000         0.949          2,000

  Smith Barney High Income Portfolio (8/99)....... 2005     1.166         1.187             --
                                                   2004     1.065         1.166             --
                                                   2003     0.842         1.065             --
                                                   2002     0.877         0.842             --
                                                   2001     0.918         0.877             --
                                                   2000     1.007         0.918             --
                                                   1999     1.000         1.007             --

  Smith Barney International All Cap Growth
  Portfolio (12/99)............................... 2005     0.883         0.978             --
                                                   2004     0.755         0.883             --
                                                   2003     0.597         0.755             --
                                                   2002     0.810         0.597             --
                                                   2001     1.186         0.810             --
                                                   2000     1.569         1.186             --
                                                   1999     1.000         1.569             --

  Smith Barney Large Capitalization Growth
  Portfolio (10/99)............................... 2005     0.987         1.030             --
                                                   2004     0.991         0.987             --
                                                   2003     0.677         0.991             --
                                                   2002     0.907         0.677             --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Smith Barney Large Capitalization Growth
  Portfolio (continued)........................... 2001     1.045         0.907             --
                                                   2000     1.132         1.045             --
                                                   1999     1.000         1.132             --

  Social Awareness Stock Portfolio (7/99)......... 2005     0.925         0.957             --
                                                   2004     0.877         0.925             --
                                                   2003     0.686         0.877             --
                                                   2002     0.921         0.686             --
                                                   2001     1.100         0.921             --
                                                   2000     1.115         1.100             --
                                                   1999     1.000         1.115             --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).... 2005     1.464         1.512             --
                                                   2004     1.257         1.464          1,000
                                                   2003     1.000         1.257          1,000

  Emerging Growth Portfolio -- Class II
  Shares (5/01)................................... 2005     0.729         0.778             --
                                                   2004     0.688         0.729          4,000
                                                   2003     0.546         0.688          4,000
                                                   2002     0.817         0.546          4,000
                                                   2001     1.000         0.817          4,000

  Enterprise Portfolio -- Class II Shares (5/01).. 2005     0.817         0.875             --
                                                   2004     0.794         0.817          2,000
                                                   2003     0.637         0.794          2,000
                                                   2002     0.911         0.637          2,000
                                                   2001     1.000         0.911          2,000

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)................................ 2005     1.130         1.176             --
                                                   2004     0.986         1.130          2,000
                                                   2003     0.700         0.986          2,000
                                                   2002     0.949         0.700          2,000
                                                   2001     1.000         0.949          2,000

Variable Insurance Products Fund
  Asset Manager Portfolio -- Service
  Class 2 (5/00).................................. 2005     0.990         1.019             --
                                                   2004     0.949         0.990             --
                                                   2003     0.813         0.949             --

                        CONDENSED FINANCIAL INFORMATION

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
  Asset Manager Portfolio -- Service Class 2
  (continued).............................................................. 2002     0.900         0.813             --
                                                                            2001     0.949         0.900             --
                                                                            2000     1.000         0.949             --

  Contrafund(double left angle quote) Portfolio -- Service Class 2 (5/01).. 2005     1.238         1.432             --
                                                                            2004     1.083         1.238             --
                                                                            2003     0.852         1.083             --
                                                                            2002     0.950         0.852             --
                                                                            2001     1.000         0.950          3,000

  Dynamic Capital Appreciation Portfolio --
  Service Class 2 (5/01)................................................... 2005     0.966         1.157             --
                                                                            2004     0.962         0.966             --
                                                                            2003     0.776         0.962             --
                                                                            2002     0.846         0.776          1,000
                                                                            2001     1.000         0.846          1,000

  Mid Cap Portfolio -- Service Class 2 (5/01).............................. 2005     1.563         1.830             --
                                                                            2004     1.264         1.563             --
                                                                            2003     0.921         1.264             --
                                                                            2002     1.032         0.921             --
                                                                            2001     1.000         1.032          2,000

Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value
  Fund (3/00).............................................................. 2005     1.175         1.358             --
                                                                            2004     1.014         1.175             --
                                                                            2003     0.739         1.014             --
                                                                            2002     0.969         0.739             --
                                                                            2001     0.938         0.969             --
                                                                            2000     1.000         0.938             --

                        CONDENSED FINANCIAL INFORMATION


                     SEPARATE ACCOUNT CHARGES 0.80% 25 FL


                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (8/99)...... 2005     1.271         1.279           --
                                                2004     1.244         1.271           --
                                                2003     1.175         1.244           --
                                                2002     1.122         1.175           --
                                                2001     1.058         1.122           --
                                                2000     1.000         1.058           --
                                                1999     1.000         1.000           --

  U.S. Government Securities Portfolio (8/99).. 2005     1.376         1.421           --
                                                2004     1.310         1.376           --
                                                2003     1.289         1.310           --
                                                2002     1.146         1.289           --
                                                2001     1.094         1.146           --
                                                2000     0.966         1.094           --
                                                1999     1.000         0.966           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 0.80% 43 FL


                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (8/99)...... 2005     1.258         1.263           --
                                                2004     1.233         1.258           --
                                                2003     1.167         1.233           --
                                                2002     1.117         1.167           --
                                                2001     1.055         1.117           --
                                                2000     0.999         1.055           --
                                                1999     1.000         0.999           --

  U.S. Government Securities Portfolio (8/99).. 2005     1.362         1.403           --
                                                2004     1.299         1.362           --
                                                2003     1.280         1.299           --
                                                2002     1.140         1.280           --
                                                2001     1.091         1.140           --
                                                2000     0.965         1.091           --
                                                1999     1.000         0.965           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 0.80% 62 FL


                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (7/99).. 2005     0.912         0.937           --
                                                     2004     0.839         0.912           --
                                                     2003     0.666         0.839           --
                                                     2002     0.871         0.666           --
                                                     2001     1.008         0.871           --
                                                     2000     1.127         1.008           --
                                                     1999     1.000         1.127           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 0.80% 110 FL


                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (7/99).. 2005     0.887         0.907           --
                                                     2004     0.820         0.887           --
                                                     2003     0.654         0.820           --
                                                     2002     0.859         0.654           --
                                                     2001     0.999         0.859           --
                                                     2000     1.123         0.999           --
                                                     1999     1.000         1.123           --

                        CONDENSED FINANCIAL INFORMATION


The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.


                     SEPARATE ACCOUNT CHARGES 1.25% 3% AIR


                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Capital Appreciation Fund (5/00)................. 2005     0.584         0.682        9,178,965
                                                    2004     0.495         0.584        7,939,019
                                                    2003     0.401         0.495        6,290,465
                                                    2002     0.542         0.401        4,796,319
                                                    2001     0.743         0.542        1,489,104
                                                    2000     1.000         0.743          978,236

  High Yield Bond Trust (9/99)..................... 2005     1.491         1.492        1,412,007
                                                    2004     1.389         1.491        1,319,172
                                                    2003     1.089         1.389        1,064,575
                                                    2002     1.054         1.089          634,852
                                                    2001     0.974         1.054          426,670
                                                    2000     0.977         0.974          311,003
                                                    1999     1.000         0.977           93,082

  Managed Assets Trust (6/99)...................... 2005     1.176         1.206        3,585,628
                                                    2004     1.088         1.176        3,650,452
                                                    2003     0.903         1.088        3,189,773
                                                    2002     1.000         0.903        2,415,855
                                                    2001     1.000         1.000        2,100,630
                                                    2001     1.067         1.000               --
                                                    2000     1.098         1.067        1,799,521
                                                    1999     1.000         1.098               --

  Money Market Portfolio (9/99).................... 2005     1.099         1.116        3,311,878
                                                    2004     1.101         1.099        2,821,194
                                                    2003     1.107         1.101        3,503,778
                                                    2002     1.105         1.107        3,223,219
                                                    2001     1.078         1.105        2,626,057
                                                    2000     1.028         1.078          911,055
                                                    1999     1.000         1.028          134,132

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (5/01).. 2005     0.787         0.821               --
                                                    2004     0.754         0.787               --
                                                    2003     0.610         0.754           22,659

                        CONDENSED FINANCIAL INFORMATION

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
  AIM V.I. Premier Equity Fund -- Series I
  (continued)......................................... 2002     0.886         0.610           22,659
                                                       2001     1.000         0.886               --

American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)......... 2005     1.105         1.245          215,095
                                                       2004     1.000         1.105            9,707

  Growth Fund -- Class 2 Shares (5/04)................ 2005     1.088         1.248          772,513
                                                       2004     1.000         1.088           72,498

  Growth-Income Fund -- Class 2 Shares (5/04)......... 2005     1.079         1.128          817,288
                                                       2004     1.000         1.079          121,980

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (9/99).. 2005     1.325         1.336       20,679,610
                                                       2004     1.282         1.325       15,302,307
                                                       2003     1.230         1.282       10,176,397
                                                       2002     1.143         1.230        7,885,571
                                                       2001     1.083         1.143        3,246,930
                                                       2000     0.976         1.083          409,109
                                                       1999     1.000         0.976           49,414

  CitiStreet International Stock Fund --
  Class I (7/99)...................................... 2005     0.998         1.130       11,190,945
                                                       2004     0.880         0.998        8,679,287
                                                       2003     0.685         0.880        6,530,023
                                                       2002     0.893         0.685        4,552,992
                                                       2001     1.151         0.893        1,527,648
                                                       2000     1.267         1.151          347,387
                                                       1999     1.000         1.267           91,971

  CitiStreet Large Company Stock Fund --
  Class I (9/99)...................................... 2005     0.726         0.765       23,987,923
                                                       2004     0.668         0.726       17,649,834
                                                       2003     0.528         0.668       12,079,242
                                                       2002     0.693         0.528        7,754,372
                                                       2001     0.833         0.693        2,768,720
                                                       2000     0.992         0.833          626,483
                                                       1999     1.000         0.992           68,472

                        CONDENSED FINANCIAL INFORMATION

                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
  CitiStreet Small Company Stock Fund --
  Class I (9/99).................................... 2005     1.924         2.038        4,822,772
                                                     2004     1.695         1.924        3,721,782
                                                     2003     1.199         1.695        2,740,029
                                                     2002     1.592         1.199        1,474,339
                                                     2001     1.587         1.592          530,066
                                                     2000     1.460         1.587          235,839
                                                     1999     1.000         1.460           29,981

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets
  Portfolio (10/99)................................. 2005     1.377         1.740          109,789
                                                     2004     1.116         1.377          105,009
                                                     2003     0.791         1.116          109,800
                                                     2002     0.906         0.791          101,806
                                                     2001     1.015         0.906          119,978
                                                     2000     1.502         1.015          122,227
                                                     1999     1.000         1.502           42,199

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard
  Class (9/00)...................................... 2005     2.310         2.445          757,893
                                                     2004     1.780         2.310          629,401
                                                     2003     1.345         1.780          529,773
                                                     2002     1.303         1.345          279,100
                                                     2001     1.213         1.303          106,721
                                                     2000     1.000         1.213           50,532

  Delaware VIP Small Cap Value Series --
  Standard Class (10/99)............................ 2005     1.998         2.159          800,005
                                                     2004     1.665         1.998          618,779
                                                     2003     1.188         1.665          514,784
                                                     2002     1.274         1.188          293,704
                                                     2001     1.153         1.274           96,667
                                                     2000     0.988         1.153           39,689
                                                     1999     1.000         0.988            3,413

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial
  Shares (7/99)..................................... 2005     0.966         0.996          489,080
                                                     2004     0.931         0.966          647,261
                                                     2003     0.778         0.931          611,101
                                                     2002     0.946         0.778          578,067

                        CONDENSED FINANCIAL INFORMATION

                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
  Dreyfus VIF -- Appreciation Portfolio -- Initial
  Shares (continued)................................ 2001     1.057         0.946          519,580
                                                     2000     1.077         1.057          509,909
                                                     1999     1.000         1.077          320,468

  Dreyfus VIF -- Developing Leaders Portfolio --
  Initial Shares (10/99)............................ 2005     1.464         1.530        1,543,081
                                                     2004     1.332         1.464        1,603,199
                                                     2003     1.024         1.332        1,457,171
                                                     2002     1.282         1.024          882,429
                                                     2001     1.383         1.282          545,002
                                                     2000     1.236         1.383          349,550
                                                     1999     1.000         1.236           37,863

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2
  Shares (5/03)..................................... 2005     1.335         1.458          231,875
                                                     2004     1.200         1.335           76,672
                                                     2003     1.000         1.200           33,400

  Templeton Developing Markets Securities
  Fund -- Class 2 Shares (5/04)..................... 2005     1.230         1.548          315,482
                                                     2004     1.000         1.230           46,605

  Templeton Foreign Securities Fund -- Class 2
  Shares (5/04)..................................... 2005     1.153         1.254          407,700
                                                     2004     1.000         1.153           57,503

  Templeton Growth Securities Fund -- Class 2
  Shares (5/04)..................................... 2005     1.123         1.207        1,538,191
                                                     2004     1.000         1.123          283,880

Greenwich Street Series Fund
  Appreciation Portfolio (5/01)..................... 2005     1.013         1.043        1,459,135
                                                     2004     0.942         1.013        1,710,244
                                                     2003     0.766         0.942        1,638,535
                                                     2002     0.941         0.766          870,255
                                                     2001     1.000         0.941            1,117

  Equity Index Portfolio -- Class II Shares (7/99).. 2005     0.921         0.948        6,882,940
                                                     2004     0.846         0.921        6,087,905

                        CONDENSED FINANCIAL INFORMATION

                                                      UNIT VALUE AT               NUMBER OF UNITS
                                                      BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                   YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                   ---- ------------- ------------- ---------------
  Equity Index Portfolio -- Class II Shares
  (continued)................................... 2003     0.671         0.846        4,785,205
                                                 2002     0.875         0.671        2,904,696
                                                 2001     1.011         0.875          986,668
                                                 2000     1.129         1.011          613,181
                                                 1999     1.000         1.129          317,090

  Fundamental Value Portfolio (5/01)............ 2005     1.048         1.084        1,959,578
                                                 2004     0.981         1.048        2,342,337
                                                 2003     0.716         0.981        1,858,465
                                                 2002     0.921         0.716          940,084
                                                 2001     1.000         0.921          132,819

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01)... 2005     1.062         1.130          294,915
                                                 2004     0.993         1.062          390,516
                                                 2003     0.884         0.993          416,592
                                                 2002     0.960         0.884          215,744
                                                 2001     1.000         0.960            9,564

  Mid Cap Growth Portfolio -- Service
  Shares (5/01)................................. 2005     0.865         0.957          236,155
                                                 2004     0.727         0.865          120,789
                                                 2003     0.546         0.727          127,957
                                                 2002     0.770         0.546               --
                                                 2001     1.000         0.770               --

  Worldwide Growth Portfolio -- Service
  Shares (5/00)................................. 2005     0.565         0.589          635,473
                                                 2004     0.547         0.565          804,370
                                                 2003     0.448         0.547          812,834
                                                 2002     0.610         0.448          751,717
                                                 2001     0.799         0.610          609,833
                                                 2000     1.000         0.799          409,725

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04).. 2005     1.123         1.154           80,991
                                                 2004     1.000         1.123            2,533

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04)............ 2005     1.107         1.129          516,868
                                                 2004     1.000         1.107           79,477

                        CONDENSED FINANCIAL INFORMATION

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Mid-Cap Value Portfolio (5/04)................... 2005     1.161         1.241          621,092
                                                    2004     1.000         1.161           36,456

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05)... 2005     1.000         1.000               --

  MetLife Conservative Allocation
  Portfolio (1/05)................................. 2005     1.000         1.000               --

  MetLife Conservative to Moderate Allocation
  Portfolio (1/05)................................. 2005     1.000         1.000               --

  MetLife Moderate Allocation Portfolio (1/05)..... 2005     1.000         1.000               --

  MetLife Moderate to Aggressive Allocation
  Portfolio (1/05)................................. 2005     1.000         1.000               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service
  Shares (5/04).................................... 2005     1.075         1.122          106,706
                                                    2004     1.000         1.075           40,148

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative
  Class (10/05).................................... 2005     1.007         1.010          142,108

  Total Return Portfolio -- Administrative
  Class (5/01)..................................... 2005     1.220         1.234        2,687,126
                                                    2004     1.178         1.220        2,270,916
                                                    2003     1.135         1.178        2,784,528
                                                    2002     1.054         1.135        1,430,431
                                                    2001     1.000         1.054           25,722

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB
  Shares (5/01).................................... 2005     0.776         0.822            1,846
                                                    2004     0.730         0.776            1,846
                                                    2003     0.560         0.730            1,846
                                                    2002     0.806         0.560               --
                                                    2001     1.000         0.806               --

  Putnam VT International Equity Fund -- Class IB
  Shares (5/01).................................... 2005     1.016         1.126          173,572
                                                    2004     0.886         1.016          166,176

                        CONDENSED FINANCIAL INFORMATION

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Putnam VT International Equity Fund -- Class IB
  Shares (continued)............................... 2003     0.698         0.886          155,084
                                                    2002     0.858         0.698          111,279
                                                    2001     1.000         0.858            7,952

  Putnam VT Small Cap Value Fund -- Class IB
  Shares (5/01).................................... 2005     1.620         1.713        1,078,884
                                                    2004     1.300         1.620          546,825
                                                    2003     0.879         1.300          304,761
                                                    2002     1.090         0.879          242,851
                                                    2001     1.000         1.090            2,364

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (4/00)................... 2005     1.555         1.598          578,348
                                                    2004     1.454         1.555          769,056
                                                    2003     1.059         1.454          658,282
                                                    2002     1.431         1.059          387,617
                                                    2001     1.422         1.431          274,586
                                                    2000     1.000         1.422           62,150

  Investors Fund -- Class I (10/99)................ 2005     1.265         1.331          210,110
                                                    2004     1.160         1.265          238,681
                                                    2003     0.888         1.160          218,111
                                                    2002     1.168         0.888          166,614
                                                    2001     1.234         1.168          156,631
                                                    2000     1.084         1.234           55,437
                                                    1999     1.000         1.084            6,020

  Small Cap Growth Fund -- Class I (5/01).......... 2005     1.046         1.084          365,697
                                                    2004     0.920         1.046          405,677
                                                    2003     0.626         0.920          354,641
                                                    2002     0.971         0.626          139,960
                                                    2001     1.000         0.971           83,878

  Total Return Fund -- Class I (9/00).............. 2005     1.178         1.202          124,412
                                                    2004     1.097         1.178          116,791
                                                    2003     0.958         1.097           54,550
                                                    2002     1.042         0.958           59,722
                                                    2001     1.064         1.042           59,722
                                                    2000     1.000         1.064            9,945

                        CONDENSED FINANCIAL INFORMATION

                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                 ---- ------------- ------------- ---------------
Smith Barney Investment Series
  Smith Barney Dividend Strategy
  Portfolio (5/01)............................ 2005     0.814         0.802          151,931
                                               2004     0.797         0.814          108,538
                                               2003     0.654         0.797          102,277
                                               2002     0.895         0.654           71,910
                                               2001     1.000         0.895               --

  Smith Barney Premier Selections All Cap
  Growth Portfolio (5/01)..................... 2005     0.872         0.916           51,560
                                               2004     0.858         0.872           58,711
                                               2003     0.647         0.858           51,540
                                               2002     0.895         0.647               --
                                               2001     1.000         0.895               --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/01)... 2005     0.872         0.937           44,662
                                               2004     0.830         0.872           40,953
                                               2003     0.650         0.830           53,682
                                               2002     0.864         0.650           64,399
                                               2001     1.000         0.864               --

  Convertible Securities Portfolio (5/04)..... 2005     1.037         1.028           42,156
                                               2004     1.000         1.037           42,156

  Disciplined Mid Cap Stock Portfolio (8/99).. 2005     1.585         1.759        1,037,101
                                               2004     1.378         1.585          959,983
                                               2003     1.043         1.378          821,211
                                               2002     1.233         1.043          507,530
                                               2001     1.301         1.233          186,474
                                               2000     1.129         1.301           88,563
                                               1999     1.000         1.129           13,503

  Equity Income Portfolio (7/99).............. 2005     1.208         1.246        6,810,723
                                               2004     1.113         1.208        6,282,506
                                               2003     0.859         1.113        4,935,749
                                               2002     1.011         0.859        3,021,391
                                               2001     1.096         1.011          838,058
                                               2000     1.017         1.096          437,309
                                               1999     1.000         1.017          255,091

  Federated Stock Portfolio (11/01)........... 2005     1.085         1.129           84,624
                                               2004     0.994         1.085          168,501

                        CONDENSED FINANCIAL INFORMATION

                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                              ---- ------------- ------------- ---------------
  Federated Stock Portfolio (continued).... 2003     0.789         0.994          146,425
                                            2002     0.990         0.789           65,464
                                            2001     1.000         0.990           20,459

  Large Cap Portfolio (7/99)............... 2005     0.830         0.891        2,490,510
                                            2004     0.789         0.830        2,565,167
                                            2003     0.641         0.789        2,458,865
                                            2002     0.841         0.641        2,003,276
                                            2001     1.030         0.841        1,375,102
                                            2000     1.219         1.030          804,272
                                            1999     1.000         1.219           89,328

  Mercury Large Cap Core Portfolio (6/00).. 2005     0.874         0.967          218,367
                                            2004     0.764         0.874           74,341
                                            2003     0.638         0.764           68,317
                                            2002     0.863         0.638           41,538
                                            2001     1.127         0.863            7,875
                                            2000     1.209         1.127            7,875
                                            1999     1.000         1.209               --

  MFS(R) Emerging Growth Portfolio (5/01).. 2005     0.749         0.727               --
                                            2004     0.672         0.749           60,696
                                            2003     0.527         0.672           17,176
                                            2002     0.812         0.527           19,936
                                            2001     1.000         0.812               --

  MFS(R) Mid Cap Growth Portfolio (10/99).. 2005     1.003         1.021          737,928
                                            2004     0.890         1.003          827,170
                                            2003     0.658         0.890          794,275
                                            2002     1.301         0.658          544,549
                                            2001     1.726         1.301          587,839
                                            2000     1.598         1.726          504,511
                                            1999     1.000         1.598           91,838

  MFS(R) Total Return Portfolio (7/99)..... 2005     1.336         1.359        4,912,833
                                            2004     1.214         1.336        3,493,408
                                            2003     1.055         1.214        2,959,776
                                            2002     1.127         1.055        2,301,022
                                            2001     1.142         1.127          812,897
                                            2000     0.991         1.142          487,321
                                            1999     1.000         0.991          114,042

                        CONDENSED FINANCIAL INFORMATION

                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                    ---- ------------- ------------- ---------------
  MFS(R) Value Portfolio (5/04).................. 2005     1.123         1.181          426,937
                                                  2004     1.000         1.123           62,053

  Mondrian International Stock Portfolio (8/99).. 2005     0.947         1.024          763,779
                                                  2004     0.828         0.947          858,165
                                                  2003     0.652         0.828          446,951
                                                  2002     0.759         0.652          377,746
                                                  2001     1.041         0.759           25,696
                                                  2000     1.190         1.041           17,988
                                                  1999     1.000         1.190               --

  Pioneer Fund Portfolio (8/99).................. 2005     0.825         0.864          337,419
                                                  2004     0.752         0.825          344,641
                                                  2003     0.615         0.752          334,981
                                                  2002     0.893         0.615          335,084
                                                  2001     1.174         0.893          392,586
                                                  2000     0.956         1.174          135,986
                                                  1999     1.000         0.956            2,049

  Pioneer Mid Cap Value Portfolio (1/05)......... 2005     1.000         0.999               --

  Pioneer Strategic Income Portfolio (1/01)...... 2005     1.380         1.413          948,526
                                                  2004     1.259         1.380          260,801
                                                  2003     1.067         1.259          247,782
                                                  2002     1.020         1.067           76,876
                                                  2001     1.000         1.020           30,002

  Strategic Equity Portfolio (7/99).............. 2005     0.838         0.845        1,586,262
                                                  2004     0.770         0.838        1,894,691
                                                  2003     0.588         0.770        2,051,381
                                                  2002     0.897         0.588        1,942,656
                                                  2001     1.048         0.897        1,358,290
                                                  2000     1.298         1.048          987,184
                                                  1999     1.000         1.298          226,122

  Style Focus Series: Small Cap Growth
  Portfolio (1/05)............................... 2005     1.000         1.000               --

  Style Focus Series: Small Cap Value
  Portfolio (1/05)............................... 2005     1.000         1.000               --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Travelers Quality Bond Portfolio (8/99)......... 2005     1.257         1.261        1,881,594
                                                   2004     1.232         1.257        1,837,114
                                                   2003     1.166         1.232        1,560,119
                                                   2002     1.116         1.166          958,999
                                                   2001     1.055         1.116          276,489
                                                   2000     0.998         1.055           54,601
                                                   1999     1.000         0.998            8,527

  U.S. Government Securities Portfolio (8/99)..... 2005     1.360         1.401        3,434,923
                                                   2004     1.298         1.360        3,318,271
                                                   2003     1.279         1.298        3,884,983
                                                   2002     1.140         1.279        2,882,790
                                                   2001     1.091         1.140          494,329
                                                   2000     0.965         1.091          141,994
                                                   1999     1.000         0.965           75,867

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I
  Shares (9/03)................................... 2005     0.999         1.010          118,915
                                                   2004     1.000         0.999           86,026
                                                   2003     1.000         1.000               --

  Smith Barney Aggressive Growth
  Portfolio (5/01)................................ 2005     0.908         1.001        4,013,388
                                                   2004     0.836         0.908        3,794,044
                                                   2003     0.629         0.836        2,571,412
                                                   2002     0.946         0.629          771,825
                                                   2001     1.000         0.946          349,246

  Smith Barney High Income Portfolio (8/99)....... 2005     1.137         1.153          182,840
                                                   2004     1.043         1.137          173,921
                                                   2003     0.828         1.043          148,031
                                                   2002     0.866         0.828          111,167
                                                   2001     0.912         0.866           49,735
                                                   2000     1.004         0.912           52,398
                                                   1999     1.000         1.004               --

  Smith Barney International All Cap Growth
  Portfolio (12/99)............................... 2005     0.860         0.949          490,767
                                                   2004     0.739         0.860          609,375
                                                   2003     0.587         0.739          541,855
                                                   2002     0.800         0.587          310,549
                                                   2001     1.177         0.800          275,427

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Smith Barney International All Cap Growth
  Portfolio (continued)........................... 2000     1.563         1.177          247,679
                                                   1999     1.000         1.563           53,669

  Smith Barney Large Capitalization Growth
  Portfolio (10/99)............................... 2005     0.961         0.999        1,074,489
                                                   2004     0.970         0.961        1,236,132
                                                   2003     0.666         0.970          854,538
                                                   2002     0.896         0.666          331,327
                                                   2001     1.037         0.896          213,815
                                                   2000     1.128         1.037          178,384
                                                   1999     1.000         1.128           77,927

  Social Awareness Stock Portfolio (7/99)......... 2005     0.901         0.929          501,930
                                                   2004     0.859         0.901          506,230
                                                   2003     0.675         0.859          485,603
                                                   2002     0.909         0.675          448,264
                                                   2001     1.092         0.909          159,905
                                                   2000     1.111         1.092          141,652
                                                   1999     1.000         1.111           57,036

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).... 2005     1.453         1.494          518,195
                                                   2004     1.253         1.453           58,317
                                                   2003     1.000         1.253               --

  Emerging Growth Portfolio -- Class II
  Shares (5/01)................................... 2005     0.717         0.762           93,318
                                                   2004     0.680         0.717          110,263
                                                   2003     0.542         0.680           66,716
                                                   2002     0.815         0.542               --
                                                   2001     1.000         0.815               --

  Enterprise Portfolio -- Class II Shares (5/01).. 2005     0.804         0.857               --
                                                   2004     0.784         0.804               --
                                                   2003     0.632         0.784               --
                                                   2002     0.909         0.632               --
                                                   2001     1.000         0.909               --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)................................ 2005     1.112         1.152           49,556
                                                   2004     0.974         1.112           34,048

                        CONDENSED FINANCIAL INFORMATION

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
  Smith Barney Small Cap Growth Opportunities
  Portfolio (continued).................................................... 2003     0.695         0.974           36,670
                                                                            2002     0.946         0.695           15,142
                                                                            2001     1.000         0.946           15,142

Variable Insurance Products Fund
  Asset Manager Portfolio -- Service Class 2 (5/00)........................ 2005     0.969         0.993        3,126,450
                                                                            2004     0.933         0.969        3,368,472
                                                                            2003     0.803         0.933        2,588,801
                                                                            2002     0.894         0.803        1,715,279
                                                                            2001     0.947         0.894          294,346
                                                                            2000     1.000         0.947          173,343

  Contrafund(double left angle quote) Portfolio -- Service Class 2 (5/01).. 2005     1.217         1.402        2,781,525
                                                                            2004     1.070         1.217        2,249,663
                                                                            2003     0.845         1.070        1,627,008
                                                                            2002     0.947         0.845          726,512
                                                                            2001     1.000         0.947           21,595

  Dynamic Capital Appreciation Portfolio --
  Service Class 2 (5/01)................................................... 2005     0.950         1.133          170,162
                                                                            2004     0.950         0.950          206,566
                                                                            2003     0.770         0.950          247,934
                                                                            2002     0.844         0.770           53,586
                                                                            2001     1.000         0.844               --

  Mid Cap Portfolio -- Service Class 2 (5/01).............................. 2005     1.537         1.792        2,302,391
                                                                            2004     1.249         1.537        1,404,786
                                                                            2003     0.914         1.249          836,747
                                                                            2002     1.029         0.914          328,766
                                                                            2001     1.000         1.029           32,298

Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (3/00)........................ 2005     1.146         1.319          135,322
                                                                            2004     0.994         1.146          131,078
                                                                            2003     0.727         0.994          150,458
                                                                            2002     0.958         0.727          155,163
                                                                            2001     0.932         0.958          115,369
                                                                            2000     1.000         0.932           24,959

                        CONDENSED FINANCIAL INFORMATION


                     SEPARATE ACCOUNT CHARGES 1.25% 5% AIR


                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  Capital Appreciation Fund (5/00)................. 2005     0.584         0.682           --
                                                    2004     0.495         0.584           --
                                                    2003     0.401         0.495           --
                                                    2002     0.542         0.401           --
                                                    2001     0.743         0.542           --
                                                    2000     1.000         0.743           --

  High Yield Bond Trust (9/99)..................... 2005     1.491         1.492           --
                                                    2004     1.389         1.491           --
                                                    2003     1.089         1.389           --
                                                    2002     1.054         1.089           --
                                                    2001     0.974         1.054           --
                                                    2000     0.977         0.974           --
                                                    1999     1.000         0.977           --

  Managed Assets Trust (6/99)...................... 2005     1.176         1.206           --
                                                    2004     1.088         1.176           --
                                                    2003     0.903         1.088           --
                                                    2002     1.000         0.903           --
                                                    2001     1.000         1.000           --
                                                    2001     1.067         1.000           --
                                                    2000     1.098         1.067           --
                                                    1999     1.000         1.098           --

  Money Market Portfolio (9/99).................... 2005     1.099         1.116           --
                                                    2004     1.101         1.099           --
                                                    2003     1.107         1.101           --
                                                    2002     1.105         1.107           --
                                                    2001     1.078         1.105           --
                                                    2000     1.028         1.078           --
                                                    1999     1.000         1.028           --

AIM Variable Insurance Funds
  AIM V.I. Premier Equity Fund -- Series I (5/01).. 2005     0.787         0.821           --
                                                    2004     0.754         0.787           --
                                                    2003     0.610         0.754           --
                                                    2002     0.886         0.610           --
                                                    2001     1.000         0.886           --

                        CONDENSED FINANCIAL INFORMATION

                                                            UNIT VALUE AT               NUMBER OF UNITS
                                                            BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                         YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                         ---- ------------- ------------- ---------------
American Funds Insurance Series
  Global Growth Fund -- Class 2 Shares (5/04)......... 2005     1.105         1.245           --
                                                       2004     1.000         1.105           --

  Growth Fund -- Class 2 Shares (5/04)................ 2005     1.088         1.248           --
                                                       2004     1.000         1.088           --

  Growth-Income Fund -- Class 2 Shares (5/04)......... 2005     1.079         1.128           --
                                                       2004     1.000         1.079           --

CitiStreet Funds, Inc.
  CitiStreet Diversified Bond Fund -- Class I (9/99).. 2005     1.325         1.336           --
                                                       2004     1.282         1.325           --
                                                       2003     1.230         1.282           --
                                                       2002     1.143         1.230           --
                                                       2001     1.083         1.143           --
                                                       2000     0.976         1.083           --
                                                       1999     1.000         0.976           --

  CitiStreet International Stock Fund --
  Class I (7/99)...................................... 2005     0.998         1.130           --
                                                       2004     0.880         0.998           --
                                                       2003     0.685         0.880           --
                                                       2002     0.893         0.685           --
                                                       2001     1.151         0.893           --
                                                       2000     1.267         1.151           --
                                                       1999     1.000         1.267           --

  CitiStreet Large Company Stock Fund --
  Class I (9/99)...................................... 2005     0.726         0.765           --
                                                       2004     0.668         0.726           --
                                                       2003     0.528         0.668           --
                                                       2002     0.693         0.528           --
                                                       2001     0.833         0.693           --
                                                       2000     0.992         0.833           --
                                                       1999     1.000         0.992           --

  CitiStreet Small Company Stock Fund --
  Class I (9/99)...................................... 2005     1.924         2.038           --
                                                       2004     1.695         1.924           --
                                                       2003     1.199         1.695           --
                                                       2002     1.592         1.199           --
                                                       2001     1.587         1.592           --

                        CONDENSED FINANCIAL INFORMATION

                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
  CitiStreet Small Company Stock Fund -- Class I
  (continued)....................................... 2000     1.460         1.587           --
                                                     1999     1.000         1.460           --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets
  Portfolio (10/99)................................. 2005     1.377         1.740           --
                                                     2004     1.116         1.377           --
                                                     2003     0.791         1.116           --
                                                     2002     0.906         0.791           --
                                                     2001     1.015         0.906           --
                                                     2000     1.502         1.015           --
                                                     1999     1.000         1.502           --

Delaware VIP Trust
  Delaware VIP REIT Series -- Standard
  Class (9/00)...................................... 2005     2.310         2.445           --
                                                     2004     1.780         2.310           --
                                                     2003     1.345         1.780           --
                                                     2002     1.303         1.345           --
                                                     2001     1.213         1.303           --
                                                     2000     1.000         1.213           --

  Delaware VIP Small Cap Value Series --
  Standard Class (10/99)............................ 2005     1.998         2.159           --
                                                     2004     1.665         1.998           --
                                                     2003     1.188         1.665           --
                                                     2002     1.274         1.188           --
                                                     2001     1.153         1.274           --
                                                     2000     0.988         1.153           --
                                                     1999     1.000         0.988           --

Dreyfus Variable Investment Fund
  Dreyfus VIF -- Appreciation Portfolio -- Initial
  Shares (7/99)..................................... 2005     0.966         0.996           --
                                                     2004     0.931         0.966           --
                                                     2003     0.778         0.931           --
                                                     2002     0.946         0.778           --
                                                     2001     1.057         0.946           --
                                                     2000     1.077         1.057           --
                                                     1999     1.000         1.077           --

                        CONDENSED FINANCIAL INFORMATION

                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
  Dreyfus VIF -- Developing Leaders Portfolio --
  Initial Shares (10/99)............................ 2005     1.464         1.530             --
                                                     2004     1.332         1.464             --
                                                     2003     1.024         1.332             --
                                                     2002     1.282         1.024             --
                                                     2001     1.383         1.282             --
                                                     2000     1.236         1.383             --
                                                     1999     1.000         1.236             --

Franklin Templeton Variable Insurance Products Trust
  Mutual Shares Securities Fund -- Class 2
  Shares (5/03)..................................... 2005     1.335         1.458             --
                                                     2004     1.200         1.335             --
                                                     2003     1.000         1.200             --

  Templeton Developing Markets Securities
  Fund -- Class 2 Shares (5/04)..................... 2005     1.230         1.548             --
                                                     2004     1.000         1.230             --

  Templeton Foreign Securities Fund -- Class 2
  Shares (5/04)..................................... 2005     1.153         1.254             --
                                                     2004     1.000         1.153             --

  Templeton Growth Securities Fund -- Class 2
  Shares (5/04)..................................... 2005     1.123         1.207             --
                                                     2004     1.000         1.123             --

Greenwich Street Series Fund
  Appreciation Portfolio (5/01)..................... 2005     1.013         1.043             --
                                                     2004     0.942         1.013             --
                                                     2003     0.766         0.942             --
                                                     2002     0.941         0.766             --
                                                     2001     1.000         0.941             --

  Equity Index Portfolio -- Class II Shares (7/99).. 2005     0.921         0.948         30,364
                                                     2004     0.846         0.921         32,933
                                                     2003     0.671         0.846         33,662
                                                     2002     0.875         0.671         36,096
                                                     2001     1.011         0.875             --
                                                     2000     1.129         1.011             --
                                                     1999     1.000         1.129             --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Fundamental Value Portfolio (5/01).............. 2005     1.048         1.084           --
                                                   2004     0.981         1.048           --
                                                   2003     0.716         0.981           --
                                                   2002     0.921         0.716           --
                                                   2001     1.000         0.921           --

Janus Aspen Series
  Balanced Portfolio -- Service Shares (5/01)..... 2005     1.062         1.130           --
                                                   2004     0.993         1.062           --
                                                   2003     0.884         0.993           --
                                                   2002     0.960         0.884           --
                                                   2001     1.000         0.960           --

  Mid Cap Growth Portfolio -- Service
  Shares (5/01)................................... 2005     0.865         0.957           --
                                                   2004     0.727         0.865           --
                                                   2003     0.546         0.727           --
                                                   2002     0.770         0.546           --
                                                   2001     1.000         0.770           --

  Worldwide Growth Portfolio -- Service
  Shares (5/00)................................... 2005     0.565         0.589           --
                                                   2004     0.547         0.565           --
                                                   2003     0.448         0.547           --
                                                   2002     0.610         0.448           --
                                                   2001     0.799         0.610           --
                                                   2000     1.000         0.799           --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio (5/04).... 2005     1.123         1.154           --
                                                   2004     1.000         1.123           --

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio (5/04).............. 2005     1.107         1.129           --
                                                   2004     1.000         1.107           --

  Mid-Cap Value Portfolio (5/04).................. 2005     1.161         1.241           --
                                                   2004     1.000         1.161           --

Metropolitan Series Fund
  MetLife Aggressive Allocation Portfolio (1/05).. 2005     1.000         1.000           --

  MetLife Conservative Allocation
  Portfolio (1/05)................................ 2005     1.000         1.000           --

                        CONDENSED FINANCIAL INFORMATION

                                                         UNIT VALUE AT               NUMBER OF UNITS
                                                         BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                      YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                      ---- ------------- ------------- ---------------
  MetLife Conservative to Moderate Allocation
  Portfolio (1/05)................................. 2005     1.000         1.000           --

  MetLife Moderate Allocation Portfolio (1/05)..... 2005     1.000         1.000           --

  MetLife Moderate to Aggressive Allocation
  Portfolio (1/05)................................. 2005     1.000         1.000           --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street Fund/VA -- Service
  Shares (5/04).................................... 2005     1.075         1.122           --
                                                    2004     1.000         1.075           --

PIMCO Variable Insurance Trust
  Real Return Portfolio -- Administrative
  Class (10/05).................................... 2005     1.007         1.010           --

  Total Return Portfolio -- Administrative
  Class (5/01)..................................... 2005     1.220         1.234           --
                                                    2004     1.178         1.220           --
                                                    2003     1.135         1.178           --
                                                    2002     1.054         1.135           --
                                                    2001     1.000         1.054           --

Putnam Variable Trust
  Putnam VT Discovery Growth Fund -- Class IB
  Shares (5/01).................................... 2005     0.776         0.822           --
                                                    2004     0.730         0.776           --
                                                    2003     0.560         0.730           --
                                                    2002     0.806         0.560           --
                                                    2001     1.000         0.806           --

  Putnam VT International Equity Fund -- Class IB
  Shares (5/01).................................... 2005     1.016         1.126           --
                                                    2004     0.886         1.016           --
                                                    2003     0.698         0.886           --
                                                    2002     0.858         0.698           --
                                                    2001     1.000         0.858           --

  Putnam VT Small Cap Value Fund -- Class IB
  Shares (5/01).................................... 2005     1.620         1.713           --
                                                    2004     1.300         1.620           --
                                                    2003     0.879         1.300           --

                        CONDENSED FINANCIAL INFORMATION

                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                 ---- ------------- ------------- ---------------
  Putnam VT Small Cap Value Fund -- Class IB
  Shares (continued).......................... 2002     1.090         0.879           --
                                               2001     1.000         1.090           --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund -- Class I (4/00).............. 2005     1.555         1.598           --
                                               2004     1.454         1.555           --
                                               2003     1.059         1.454           --
                                               2002     1.431         1.059           --
                                               2001     1.422         1.431           --
                                               2000     1.000         1.422           --

  Investors Fund -- Class I (10/99)........... 2005     1.265         1.331           --
                                               2004     1.160         1.265           --
                                               2003     0.888         1.160           --
                                               2002     1.168         0.888           --
                                               2001     1.234         1.168           --
                                               2000     1.084         1.234           --
                                               1999     1.000         1.084           --

  Small Cap Growth Fund -- Class I (5/01)..... 2005     1.046         1.084           --
                                               2004     0.920         1.046           --
                                               2003     0.626         0.920           --
                                               2002     0.971         0.626           --
                                               2001     1.000         0.971           --

  Total Return Fund -- Class I (9/00)......... 2005     1.178         1.202           --
                                               2004     1.097         1.178           --
                                               2003     0.958         1.097           --
                                               2002     1.042         0.958           --
                                               2001     1.064         1.042           --
                                               2000     1.000         1.064           --

Smith Barney Investment Series
  Smith Barney Dividend Strategy
  Portfolio (5/01)............................ 2005     0.814         0.802           --
                                               2004     0.797         0.814           --
                                               2003     0.654         0.797           --
                                               2002     0.895         0.654           --
                                               2001     1.000         0.895           --

                        CONDENSED FINANCIAL INFORMATION

                                                    UNIT VALUE AT               NUMBER OF UNITS
                                                    BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                 YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                 ---- ------------- ------------- ---------------
  Smith Barney Premier Selections All Cap
  Growth Portfolio (5/01)..................... 2005     0.872         0.916           --
                                               2004     0.858         0.872           --
                                               2003     0.647         0.858           --
                                               2002     0.895         0.647           --
                                               2001     1.000         0.895           --

The Travelers Series Trust
  AIM Capital Appreciation Portfolio (5/01)... 2005     0.872         0.937           --
                                               2004     0.830         0.872           --
                                               2003     0.650         0.830           --
                                               2002     0.864         0.650           --
                                               2001     1.000         0.864           --

  Convertible Securities Portfolio (5/04)..... 2005     1.037         1.028           --
                                               2004     1.000         1.037           --

  Disciplined Mid Cap Stock Portfolio (8/99).. 2005     1.585         1.759           --
                                               2004     1.378         1.585           --
                                               2003     1.043         1.378           --
                                               2002     1.233         1.043           --
                                               2001     1.301         1.233           --
                                               2000     1.129         1.301           --
                                               1999     1.000         1.129           --

  Equity Income Portfolio (7/99).............. 2005     1.208         1.246           --
                                               2004     1.113         1.208           --
                                               2003     0.859         1.113           --
                                               2002     1.011         0.859           --
                                               2001     1.096         1.011           --
                                               2000     1.017         1.096           --
                                               1999     1.000         1.017           --

  Federated Stock Portfolio (11/01)........... 2005     1.085         1.129           --
                                               2004     0.994         1.085           --
                                               2003     0.789         0.994           --
                                               2002     0.990         0.789           --
                                               2001     1.000         0.990           --

  Large Cap Portfolio (7/99).................. 2005     0.830         0.891           --
                                               2004     0.789         0.830           --
                                               2003     0.641         0.789           --

                        CONDENSED FINANCIAL INFORMATION

                                                       UNIT VALUE AT               NUMBER OF UNITS
                                                       BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                    YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                    ---- ------------- ------------- ---------------
  Large Cap Portfolio (continued)................ 2002     0.841         0.641           --
                                                  2001     1.030         0.841           --
                                                  2000     1.219         1.030           --
                                                  1999     1.000         1.219           --

  Mercury Large Cap Core Portfolio (6/00)........ 2005     0.874         0.967           --
                                                  2004     0.764         0.874           --
                                                  2003     0.638         0.764           --
                                                  2002     0.863         0.638           --
                                                  2001     1.127         0.863           --
                                                  2000     1.000         1.127           --
                                                  2000     1.209         1.000           --
                                                  1999     1.000         1.209           --

  MFS(R) Emerging Growth Portfolio (5/01)........ 2005     0.749         0.727           --
                                                  2004     0.672         0.749           --
                                                  2003     0.527         0.672           --
                                                  2002     0.812         0.527           --
                                                  2001     1.000         0.812           --

  MFS(R) Mid Cap Growth Portfolio (10/99)........ 2005     1.003         1.021           --
                                                  2004     0.890         1.003           --
                                                  2003     0.658         0.890           --
                                                  2002     1.301         0.658           --
                                                  2001     1.726         1.301           --
                                                  2000     1.598         1.726           --
                                                  1999     1.000         1.598           --

  MFS(R) Total Return Portfolio (7/99)........... 2005     1.336         1.359           --
                                                  2004     1.214         1.336           --
                                                  2003     1.055         1.214           --
                                                  2002     1.127         1.055           --
                                                  2001     1.142         1.127           --
                                                  2000     0.991         1.142           --
                                                  1999     1.000         0.991           --

  MFS(R) Value Portfolio (5/04).................. 2005     1.123         1.181           --
                                                  2004     1.000         1.123           --

  Mondrian International Stock Portfolio (8/99).. 2005     0.947         1.024           --
                                                  2004     0.828         0.947           --

                        CONDENSED FINANCIAL INFORMATION

                                                   UNIT VALUE AT               NUMBER OF UNITS
                                                   BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                ---- ------------- ------------- ---------------
  Mondrian International Stock Portfolio
  (continued)................................ 2003     0.652         0.828           --
                                              2002     0.759         0.652           --
                                              2001     1.041         0.759           --
                                              2000     1.190         1.041           --
                                              1999     1.000         1.190           --

  Pioneer Fund Portfolio (8/99).............. 2005     0.825         0.864           --
                                              2004     0.752         0.825           --
                                              2003     0.615         0.752           --
                                              2002     0.893         0.615           --
                                              2001     1.174         0.893           --
                                              2000     0.956         1.174           --
                                              1999     1.000         0.956           --

  Pioneer Mid Cap Value Portfolio (1/05)..... 2005     1.000         0.999           --

  Pioneer Strategic Income Portfolio (1/01).. 2005     1.380         1.413           --
                                              2004     1.259         1.380           --
                                              2003     1.067         1.259           --
                                              2002     1.020         1.067           --
                                              2001     1.000         1.020           --

  Strategic Equity Portfolio (7/99).......... 2005     0.838         0.845           --
                                              2004     0.770         0.838           --
                                              2003     0.588         0.770           --
                                              2002     0.897         0.588           --
                                              2001     1.048         0.897           --
                                              2000     1.298         1.048           --
                                              1999     1.000         1.298           --

  Style Focus Series: Small Cap Growth
  Portfolio (1/05)........................... 2005     1.000         1.000           --

  Style Focus Series: Small Cap Value
  Portfolio (1/05)........................... 2005     1.000         1.000           --

  Travelers Quality Bond Portfolio (8/99).... 2005     1.257         1.261           --
                                              2004     1.232         1.257           --
                                              2003     1.166         1.232           --
                                              2002     1.116         1.166           --
                                              2001     1.055         1.116           --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Travelers Quality Bond Portfolio (continued).... 2000     0.998         1.055             --
                                                   1999     1.000         0.998             --

  U.S. Government Securities Portfolio (8/99)..... 2005     1.360         1.401         11,607
                                                   2004     1.298         1.360         12,587
                                                   2003     1.279         1.298         12,879
                                                   2002     1.140         1.279         13,811
                                                   2001     1.091         1.140             --
                                                   2000     0.965         1.091             --
                                                   1999     1.000         0.965             --

Travelers Series Fund Inc.
  SB Adjustable Rate Income Portfolio -- Class I
  Shares (9/03)................................... 2005     0.999         1.010             --
                                                   2004     1.000         0.999             --
                                                   2003     1.000         1.000             --

  Smith Barney Aggressive Growth
  Portfolio (5/01)................................ 2005     0.908         1.001             --
                                                   2004     0.836         0.908             --
                                                   2003     0.629         0.836             --
                                                   2002     0.946         0.629             --
                                                   2001     1.000         0.946             --

  Smith Barney High Income Portfolio (8/99)....... 2005     1.137         1.153             --
                                                   2004     1.043         1.137             --
                                                   2003     0.828         1.043             --
                                                   2002     0.866         0.828             --
                                                   2001     0.912         0.866             --
                                                   2000     1.004         0.912             --
                                                   1999     1.000         1.004             --

  Smith Barney International All Cap Growth
  Portfolio (12/99)............................... 2005     0.860         0.949             --
                                                   2004     0.739         0.860             --
                                                   2003     0.587         0.739             --
                                                   2002     0.800         0.587             --
                                                   2001     1.177         0.800             --
                                                   2000     1.563         1.177             --
                                                   1999     1.000         1.563             --

                        CONDENSED FINANCIAL INFORMATION

                                                        UNIT VALUE AT               NUMBER OF UNITS
                                                        BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                     YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                     ---- ------------- ------------- ---------------
  Smith Barney Large Capitalization Growth
  Portfolio (10/99)............................... 2005     0.961         0.999           --
                                                   2004     0.970         0.961           --
                                                   2003     0.666         0.970           --
                                                   2002     0.896         0.666           --
                                                   2001     1.037         0.896           --
                                                   2000     1.128         1.037           --
                                                   1999     1.000         1.128           --

  Social Awareness Stock Portfolio (7/99)......... 2005     0.901         0.929           --
                                                   2004     0.859         0.901           --
                                                   2003     0.675         0.859           --
                                                   2002     0.909         0.675           --
                                                   2001     1.092         0.909           --
                                                   2000     1.111         1.092           --
                                                   1999     1.000         1.111           --

Van Kampen Life Investment Trust
  Comstock Portfolio -- Class II Shares (5/03).... 2005     1.453         1.494           --
                                                   2004     1.253         1.453           --
                                                   2003     1.000         1.253           --

  Emerging Growth Portfolio -- Class II
  Shares (5/01)................................... 2005     0.717         0.762           --
                                                   2004     0.680         0.717           --
                                                   2003     0.542         0.680           --
                                                   2002     0.815         0.542           --
                                                   2001     1.000         0.815           --

  Enterprise Portfolio -- Class II Shares (5/01).. 2005     0.804         0.857           --
                                                   2004     0.784         0.804           --
                                                   2003     0.632         0.784           --
                                                   2002     0.909         0.632           --
                                                   2001     1.000         0.909           --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities
  Portfolio (5/01)................................ 2005     1.112         1.152           --
                                                   2004     0.974         1.112           --
                                                   2003     0.695         0.974           --
                                                   2002     0.946         0.695           --
                                                   2001     1.000         0.946           --

                        CONDENSED FINANCIAL INFORMATION

                                                                                 UNIT VALUE AT               NUMBER OF UNITS
                                                                                 BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                                              YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                                              ---- ------------- ------------- ---------------
Variable Insurance Products Fund
  Asset Manager Portfolio -- Service
  Class 2 (5/00)........................................................... 2005     0.969         0.993           --
                                                                            2004     0.933         0.969           --
                                                                            2003     0.803         0.933           --
                                                                            2002     0.894         0.803           --
                                                                            2001     0.947         0.894           --
                                                                            2000     1.000         0.947           --

  Contrafund(double left angle quote) Portfolio -- Service Class 2 (5/01).. 2005     1.217         1.402           --
                                                                            2004     1.070         1.217           --
                                                                            2003     0.845         1.070           --
                                                                            2002     0.947         0.845           --
                                                                            2001     1.000         0.947           --

  Dynamic Capital Appreciation Portfolio --
  Service Class 2 (5/01)................................................... 2005     0.950         1.133           --
                                                                            2004     0.950         0.950           --
                                                                            2003     0.770         0.950           --
                                                                            2002     0.844         0.770           --
                                                                            2001     1.000         0.844           --

  Mid Cap Portfolio -- Service Class 2 (5/01).............................. 2005     1.537         1.792           --
                                                                            2004     1.249         1.537           --
                                                                            2003     0.914         1.249           --
                                                                            2002     1.029         0.914           --
                                                                            2001     1.000         1.029           --

Wells Fargo Variable Trust
  Wells Fargo Advantage Multi Cap Value Fund (3/00)........................ 2005     1.146         1.319           --
                                                                            2004     0.994         1.146           --
                                                                            2003     0.727         0.994           --
                                                                            2002     0.958         0.727           --
                                                                            2001     0.932         0.958           --
                                                                            2000     1.000         0.932           --

                        CONDENSED FINANCIAL INFORMATION


                     SEPARATE ACCOUNT CHARGES 1.25% 33 FL


                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (8/99)...... 2005     1.233         1.234           --
                                                2004     1.213         1.233           --
                                                2003     1.152         1.213           --
                                                2002     1.106         1.152           --
                                                2001     1.049         1.106           --
                                                2000     0.996         1.049           --
                                                1999     1.000         0.996           --

  U.S. Government Securities Portfolio (8/99).. 2005     1.334         1.370           --
                                                2004     1.277         1.334           --
                                                2003     1.263         1.277           --
                                                2002     1.129         1.263           --
                                                2001     1.084         1.129           --
                                                2000     0.962         1.084           --
                                                1999     1.000         0.962           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 1.25% 53 FL


                                                     UNIT VALUE AT               NUMBER OF UNITS
                                                     BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                  YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                  ---- ------------- ------------- ---------------
The Travelers Series Trust
  Travelers Quality Bond Portfolio (8/99)...... 2005     1.219         1.217           --
                                                2004     1.201         1.219           --
                                                2003     1.143         1.201           --
                                                2002     1.100         1.143           --
                                                2001     1.045         1.100           --
                                                2000     0.994         1.045           --
                                                1999     1.000         0.994           --

  U.S. Government Securities Portfolio (8/99).. 2005     1.319         1.352           --
                                                2004     1.265         1.319           --
                                                2003     1.253         1.265           --
                                                2002     1.123         1.253           --
                                                2001     1.080         1.123           --
                                                2000     0.961         1.080           --
                                                1999     1.000         0.961           --

                        CONDENSED FINANCIAL INFORMATION

                     SEPARATE ACCOUNT CHARGES 1.25% 83 FL


                                                          UNIT VALUE AT               NUMBER OF UNITS
                                                          BEGINNING OF  UNIT VALUE AT OUTSTANDING AT
PORTFOLIO NAME                                       YEAR     YEAR       END OF YEAR    END OF YEAR
--------------                                       ---- ------------- ------------- ---------------
Greenwich Street Series Fund
  Equity Index Portfolio -- Class II Shares (7/99).. 2005     0.878         0.896           --
                                                     2004     0.813         0.878           --
                                                     2003     0.650         0.813           --
                                                     2002     0.855         0.650           --
                                                     2001     0.996         0.855           --
                                                     2000     1.122         0.996           --
                                                     1999     1.000         1.122           --


                                     NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.


Funding options not listed above had no amount allocated to them or where not available as of December 31, 2005.


"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.


If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Effective 04/18/2005: Lazard International Stock Portfolio changed its name to Mondrian International Stock Portfolio.

Effective 04/18/2005: Merrill Lynch Large Cap Core Portfolio changed its name to Mercury Large Cap Core Portfolio.

Effective 04/11/2005: Strong Multi Cap Value Fund II changed its name to Wells Fargo Advantage Multi Cap Value Fund.

On 02/25/2005, The Travelers Series Trust: MFS(R) Emerging Growth Portfolio was merged into the Traveler Series Trust: MFS(R) Mid Cap Growth Portfolio, which is no longer available as a funding option.

On 02/25/2005, The AIM Equity Fund, Inc.: AIM Constellation Fund -- Class A was replaced by the Travelers Series Trust: AIM Capital Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, the Fidelity Advisor Series I: Advisor growth Opportunities Fund -- Class T was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The AIM Equity Funds, Inc: AIM Charter Fund -- Class A was replaced by the Greenwich Street Series Fund: Appreciation Portfolio, and is no longer available as a funding option.

On 02/25/2005, The Dreyfus/Laurel Funds, Inc: Dreyfus Disciplined Stock Fund was replaced by the Greenwich Street Series Fund: Equity Index Portfolio -- Class II Shares, and is no longer available as a funding option.

On 02/25/2005, The Neuberger Berman Equity Assets: Neuberger Berman Guardian Fund Advisor Class was replaced by the American Funds Insurance Series: Growth -- Income Fund -- Class 2 Shares, and is no longer available as a funding option.

On 02/25/2005. the PBHG Funds: PBHG Growth Fund -- Advisor Class was replaced by the Janus Aspen Series: Mid Cap Growth Portfolio -- Service Shares, and is no longer available as a funding option.

On 02/25/2005. the Greenwich Street Series Funds: Diversified Strategic Income Portfolio was replaced by the Travelers Series Trust: Pioneer Strategic Income Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Smith Barney Equity Funds: Smith Barney Social Awareness Fund -- Class A was replaced by the Travelers Series Fund, Inc: Social Awareness Stock Portfolio, and is no longer available as a funding option.

On 02/25/2005. the Dreyfus A Bonds Plus, Inc: Dreyfus A Bonds Plus, Inc was replaced by the Travelers Series Trust: U.S. Government Securities Portfolio, and is no longer available as a funding option.


AIM Variable Insurance Funds, Inc. : AIM Premier Equity Fund -- Series I is no longer available to new contract owners.

Credit Suisse Trust: Emerging Markets Portfolio is no longer available to new contract owners


Variable Insurance Products Fund III: Dynamic Capital Appreciation Portfolio -- Service Class 2 -- is no longer available to new contract owners

The Travelers Series Trust: Federated Stock Portfolio is no longer available to new contract owners

Janus Aspen Series: Balanced Portfolio -- Service Shares -- is no longer available to new contract owners


Janus Aspen Series: World Wide Growth Portfolio -- Service Shares is no longer available to new contract holders.


Putnam Variable Trust: Putnam VT Discovery Growth Fund -- Class IB Share is no longer available to new contract owners

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new contract holders.


Salomon Brothers Variable Series Funds Inc.: Total Return Fund -- Class I is no longer available to new contract holders.


Smith Barney Investment Series: Smith Barney Dividend Strategy Portfolio is no longer available to new contract owners


Greenwich Street Series Fund: Fundamental Value Portfolio is no longer available to new contract holders.


Travelers Series Fund Inc.: Smith Barney International All Cap Growth Portfolio is no longer available to new contract owners


Strong Variable insurance Funds, Inc. : Strong Multi Cap Value Fund II is no longer available to new contract owners.

Van Kampen Life Investment Trust: Enterprise Portfolio -- Class II Shares is no longer available to new contract holders.


Fidelity VIP Asset Manager Portfolio -- Service Class 2 is no longer available to new contract owners.

Salomon Brothers Variable Small Cap Growth Fund -- Class I is no longer available to new contract owners.

Smith Barney Premier Selections All Cap Growth Portfolio is no longer available to new contract owners.

Van Kampen Emerging Growth Portfolio -- Class 2 shares is no longer available to new contract owners.

ANNUAL REPORT
DECEMBER 31, 2005

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES
                                       OF
                         THE TRAVELERS INSURANCE COMPANY

The Travelers Insurance Company
One Cityplace
Hartford, CT 06103

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
The Travelers Separate Account Five for Variable Annuities and the Board of Directors of The Travelers Insurance Company:

We have audited the accompanying statement of assets and liabilities of the sub-accounts (as disclosed in Appendix A) comprising The Travelers Separate Account Five for Variable Annuities (the "Separate Account") of The Travelers Insurance Company ("TIC") as of December 31, 2005, and the related statements of operations and changes in net assets for the period in the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising The Travelers Separate Account Five for Variable Annuities of TIC as of December 31, 2005, the results of their operations and the changes in their net assets for the period in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 15, 2006

                                   APPENDIX A

                       AIM Capital Appreciation Portfolio
                     AIM V.I. Premier Equity Fund - Series I
                             All Cap Fund - Class I
                             Appreciation Portfolio
                    Asset Manager Portfolio - Service Class 2
                       Balanced Portfolio - Service Shares
                            Capital Appreciation Fund
                   CitiStreet Diversified Bond Fund - Class I
                  CitiStreet International Stock Fund - Class I
                  CitiStreet Large Company Stock Fund - Class I
                  CitiStreet Small Company Stock Fund - Class I
                      Comstock Portfolio - Class II Shares
                     Contrafund Portfolio - Service Class 2
                        Convertible Securities Portfolio
                 Credit Suisse Trust Emerging Markets Portfolio
                    Delaware VIP REIT Series - Standard Class
              Delaware VIP Small Cap Value Series - Standard Class
                       Disciplined Mid Cap Stock Portfolio
              Dreyfus VIF - Appreciation Portfolio - Initial Shares
           Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
            Dynamic Capital Appreciation Portfolio - Service Class 2
                   Emerging Growth Portfolio - Class II Shares
                     Enterprise Portfolio - Class II Shares
                             Equity Income Portfolio
                    Equity Index Portfolio - Class II Shares
                            Federated Stock Portfolio
                           Fundamental Value Portfolio
                       Global Growth Fund - Class 2 Shares
                           Growth and Income Portfolio
                          Growth Fund - Class 2 Shares
                       Growth-Income Fund - Class 2 Shares
                              High Yield Bond Trust
                            Investors Fund - Class I
                               Large Cap Portfolio
                      Lazard Retirement Small Cap Portfolio
                              Managed Assets Trust
                        Mercury Large Cap Core Portfolio
                          MFS Emerging Growth Portfolio
                          MFS Mid Cap Growth Portfolio
                           MFS Total Return Portfolio
                               MFS Value Portfolio
                    Mid Cap Growth Portfolio - Service Shares
                       Mid Cap Portfolio - Service Class 2
                             Mid-Cap Value Portfolio
                     Mondrian International Stock Portfolio
                             Money Market Portfolio
                 Mutual Shares Securities Fund - Class 2 Shares
                Oppenheimer Main Street Fund/VA - Service Shares
                             Pioneer Fund Portfolio
                       Pioneer Strategic Income Portfolio
                Putnam VT Discovery Growth Fund - Class IB Shares
              Putnam VT International Equity Fund - Class IB Shares
                Putnam VT Small Cap Value Fund - Class IB Shares
                  Real Return Portfolio - Administrative Class
              SB Adjustable Rate Income Portfolio - Class I Shares
                         Small Cap Growth Fund - Class I
                    Smith Barney Aggressive Growth Portfolio
                    Smith Barney Dividend Strategy Portfolio
                       Smith Barney High Income Portfolio
               Smith Barney International All Cap Growth Portfolio
               Smith Barney Large Capitalization Growth Portfolio
            Smith Barney Premier Selections All Cap Growth Portfolio
              Smith Barney Small Cap Growth Opportunities Portfolio
                        Social Awareness Stock Portfolio
                           Strategic Equity Portfolio
          Templeton Developing Markets Securities Fund - Class 2 Shares
               Templeton Foreign Securities Fund - Class 2 Shares
                Templeton Growth Securities Fund - Class 2 Shares
                           Total Return Fund - Class I
                  Total Return Portfolio - Administrative Class
                        Travelers Quality Bond Portfolio
                      U.S. Government Securities Portfolio
                   Wells Fargo Advantage Multi Cap Value Fund
                   Worldwide Growth Portfolio - Service Shares

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Insurance Company and Owners of Variable Annuity Contracts of The Travelers Separate Account Five for Variable Annuities:

We have audited the statement of changes in net assets of The Travelers Separate Account Five for Variable Annuities (comprised of the sub-accounts disclosed in Note 1 and Note 4) for the year or lesser periods ended December 31, 2004 and the financial highlights for each of the years or lesser periods in the four-year period then ended. The statement of changes in net assets and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statement of changes in net assets and financial highlights referred to above present fairly, in all material respects, the changes in net assets of each of the sub-accounts constituting The Travelers Separate Account Five for Variable Annuities for the year or lesser periods then ended, and the financial highlights for each of the years or lesser periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Hartford, Connecticut
March 21, 2005

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

                                    CAPITAL
                                  APPRECIATION   HIGH YIELD BOND   MANAGED ASSETS   MONEY MARKET
                                     FUND            TRUST             TRUST          PORTFOLIO
                                 -------------   ---------------   --------------   ------------
ASSETS:
  Investments at market value:   $   6,661,704   $     2,287,737   $    4,456,835   $  4,582,172

  Receivables:
    Dividends ................               -                 -                -          7,811
                                 -------------   ---------------   --------------   ------------

      Total Assets ...........       6,661,704         2,287,737        4,456,835      4,589,983
                                 -------------   ---------------   --------------   ------------

LIABILITIES:
  Payables:
    Insurance charges ........             223                76              151            145
                                 -------------   ---------------   --------------   ------------

      Total Liabilities ......             223                76              151            145
                                 -------------   ---------------   --------------   ------------

NET ASSETS:                      $   6,661,481   $     2,287,661   $    4,456,684   $  4,589,838
                                 =============   ===============   ==============   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                      CITISTREET
                                     GLOBAL          GROWTH         GROWTH-INCOME    DIVERSIFIED
                                  GROWTH FUND -   FUND - CLASS 2   FUND - CLASS 2     BOND FUND -
                                 CLASS 2 SHARES      SHARES            SHARES          CLASS I
                                 --------------   --------------   --------------    ------------
ASSETS:
  Investments at market value:   $      273,130   $    1,108,944   $    1,009,782    $ 29,666,658

  Receivables:
    Dividends ................                -                -                -               -
                                 --------------   --------------   --------------    ------------

      Total Assets ...........          273,130        1,108,944        1,009,782      29,666,658
                                 --------------   --------------   --------------    ------------

LIABILITIES:
  Payables:
    Insurance charges ........                9               36               34             991
                                 --------------   --------------   --------------    ------------

      Total Liabilities ......                9               36               34             991
                                 --------------   --------------   --------------    ------------

NET ASSETS:                      $      273,121   $    1,108,908   $    1,009,748    $ 29,665,667
                                 ==============   ==============   ==============    ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

    CITISTREET          CITISTREET LARGE       CITISTREET SMALL     CREDIT SUISSE TRUST   DELAWARE VIP REIT   DELAWARE VIP SMALL
INTERNATIONAL STOCK   COMPANY STOCK FUND -   COMPANY STOCK FUND -    EMERGING MARKETS     SERIES - STANDARD   CAP VALUE SERIES -
  FUND - CLASS I            CLASS I                CLASS I                PORTFOLIO             CLASS           STANDARD CLASS
-------------------   --------------------   --------------------   -------------------   -----------------   ------------------
$        13,211,978   $         19,127,624   $         10,152,124   $           221,338   $       2,041,332   $        1,912,832

                  -                      -                      -                     -                   -                    -
-------------------   --------------------   --------------------   -------------------   -----------------   ------------------

         13,211,978             19,127,624             10,152,124               221,338           2,041,332            1,912,832
-------------------   --------------------   --------------------   -------------------   -----------------   ------------------

                446                    646                    344                     8                  68                   63
-------------------   --------------------   --------------------   -------------------   -----------------   ------------------

                446                    646                    344                     8                  68                   63
-------------------   --------------------   --------------------   -------------------   -----------------   ------------------

$        13,211,532   $         19,126,978   $         10,151,780   $           221,330   $       2,041,264   $        1,912,769
===================   ====================   ====================   ===================   =================   ==================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                             DREYFUS VIF -
                                      DREYFUS VIF -       DEVELOPING LEADERS        MUTUAL SHARES          TEMPLETON DEVELOPING
                                 APPRECIATION PORTFOLIO   PORTFOLIO - INITIAL   SECURITIES FUND - CLASS     MARKETS SECURITIES
                                  - INITIAL SHARES               SHARES               2 SHARES            FUND - CLASS 2 SHARES
                                 ----------------------   -------------------   -----------------------   ---------------------
ASSETS:
  Investments at market value:   $              673,976   $         2,624,666   $               337,989   $             592,464

  Receivables:
    Dividends ................                        -                     -                         -                       -
                                 ----------------------   -------------------   -----------------------   ---------------------

      Total Assets ...........                  673,976             2,624,666                   337,989                 592,464
                                 ----------------------   -------------------   -----------------------   ---------------------

LIABILITIES:
  Payables:
    Insurance charges ........                       21                    87                        11                      19
                                 ----------------------   -------------------   -----------------------   ---------------------

      Total Liabilities ......                       21                    87                        11                      19
                                 ----------------------   -------------------   -----------------------   ---------------------

NET ASSETS:                      $              673,955   $         2,624,579   $               337,978   $             592,445
                                 ======================   ===================   =======================   =====================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

TEMPLETON FOREIGN   TEMPLETON GROWTH                   EQUITY INDEX     FUNDAMENTAL      BALANCED
SECURITIES FUND -    SECURITIES FUND   APPRECIATION     PORTFOLIO -        VALUE        PORTFOLIO -
 CLASS 2 SHARES     - CLASS 2 SHARES    PORTFOLIO     CLASS II SHARES    PORTFOLIO    SERVICE SHARES
-----------------   ----------------   ------------   ---------------   -----------   --------------
$         638,023   $      2,157,738   $  1,578,501   $     6,978,735   $ 2,220,062   $      362,756

                -                  -              -                 -             -                -
-----------------   ----------------   ------------   ---------------   -----------   --------------

          638,023          2,157,738      1,578,501         6,978,735     2,220,062          362,756
-----------------   ----------------   ------------   ---------------   -----------   --------------

               20                 70             53               233            74               12
-----------------   ----------------   ------------   ---------------   -----------   --------------

               20                 70             53               233            74               12
-----------------   ----------------   ------------   ---------------   -----------   --------------

$         638,003   $      2,157,668   $  1,578,448   $     6,978,502   $ 2,219,988   $      362,744
=================   ================   ============   ===============   ===========   ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                 MID CAP GROWTH   WORLDWIDE GROWTH   LAZARD RETIREMENT
                                   PORTFOLIO -      PORTFOLIO -         SMALL CAP        GROWTH AND INCOME
                                 SERVICE SHARES    SERVICE SHARES       PORTFOLIO           PORTFOLIO
                                 --------------   ----------------   -----------------   -----------------
ASSETS:
  Investments at market value:   $      310,161   $        377,573   $         101,957   $         616,470

  Receivables:
    Dividends ................                -                  -                   -                   -
                                 --------------   ----------------   -----------------   -----------------

      Total Assets ...........          310,161            377,573             101,957             616,470
                                 --------------   ----------------   -----------------   -----------------

LIABILITIES:
  Payables:
    Insurance charges ........               10                 13                   4                  21
                                 --------------   ----------------   -----------------   -----------------

      Total Liabilities ......               10                 13                   4                  21
                                 --------------   ----------------   -----------------   -----------------

NET ASSETS:                      $      310,151   $        377,560   $         101,953   $         616,449
                                 ==============   ================   =================   =================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                      REAL RETURN     TOTAL RETURN                             PUTNAM VT
                OPPENHEIMER MAIN      PORTFOLIO -      PORTFOLIO -    PUTNAM VT DISCOVERY    INTERNATIONAL
MID-CAP VALUE    STREET FUND/VA -   ADMINISTRATIVE   ADMINISTRATIVE      GROWTH FUND -       EQUITY FUND -
 PORTFOLIO       SERVICE SHARES          CLASS            CLASS         CLASS IB SHARES     CLASS IB SHARES
-------------   -----------------   --------------   --------------   -------------------   ---------------
$     770,994   $         119,776   $      143,476   $    3,472,255   $             1,515   $       195,503

            -                   -                -                -                     -                 -
-------------   -----------------   --------------   --------------   -------------------   ---------------

      770,994             119,776          143,476        3,472,255                 1,515           195,503
-------------   -----------------   --------------   --------------   -------------------   ---------------

           27                   5                5              117                    (2)                7
-------------   -----------------   --------------   --------------   -------------------   ---------------

           27                   5                5              117                    (2)                7
-------------   -----------------   --------------   --------------   -------------------   ---------------

$     770,967   $         119,771   $      143,471   $    3,472,138   $             1,517   $       195,496
=============   =================   ==============   ==============   ===================   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                 PUTNAM VT SMALL CAP                                        SMALL CAP
                                 VALUE FUND - CLASS    ALL CAP FUND -   INVESTORS FUND -   GROWTH FUND
                                    IB SHARES             CLASS I           CLASS I        - CLASS I
                                 -------------------   --------------   ----------------   -----------
ASSETS:
  Investments at market value:   $         1,983,171   $      933,322   $        288,747   $   403,071

  Receivables:
    Dividends ................                     -                -                  -             -
                                 -------------------   --------------   ----------------   -----------

      Total Assets ...........             1,983,171          933,322            288,747       403,071
                                 -------------------   --------------   ----------------   -----------

LIABILITIES:
  Payables:
    Insurance charges ........                    66               32                  9            14
                                 -------------------   --------------   ----------------   -----------

      Total Liabilities ......                    66               32                  9            14
                                 -------------------   --------------   ----------------   -----------

NET ASSETS:                      $         1,983,105   $      933,290   $        288,738   $   403,057
                                 ===================   ==============   ================   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                        SMITH BARNEY
                    SMITH BARNEY     PREMIER SELECTIONS    AIM CAPITAL   CONVERTIBLE     DISCIPLINED
 TOTAL RETURN    DIVIDEND STRATEGY         ALL CAP        APPRECIATION    SECURITIES       MID CAP
FUND - CLASS I      PORTFOLIO         GROWTH PORTFOLIO     PORTFOLIO      PORTFOLIO    STOCK PORTFOLIO
--------------   -----------------   ------------------   ------------   -----------   ---------------
$      149,572   $         127,186   $           47,207   $     48,307   $    43,317   $     1,905,871

             -                   -                    -              -             -                 -
--------------   -----------------   ------------------   ------------   -----------   ---------------

       149,572             127,186               47,207         48,307        43,317         1,905,871
--------------   -----------------   ------------------   ------------   -----------   ---------------

             5                   4                    1              2             1                64
--------------   -----------------   ------------------   ------------   -----------   ---------------

             5                   4                    1              2             1                64
--------------   -----------------   ------------------   ------------   -----------   ---------------

$      149,567   $         127,182   $           47,206   $     48,305   $    43,316   $     1,905,807
==============   =================   ==================   ============   ===========   ===============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                 EQUITY INCOME   FEDERATED STOCK    LARGE CAP    MERCURY LARGE CAP
                                   PORTFOLIO        PORTFOLIO       PORTFOLIO     CORE PORTFOLIO
                                 -------------   ---------------   -----------   -----------------
ASSETS:
  Investments at market value:   $   9,112,166   $       100,420   $ 2,311,690   $         211,192

  Receivables:
    Dividends ................               -                 -             -                   -
                                 -------------   ---------------   -----------   -----------------

      Total Assets ...........       9,112,166           100,420     2,311,690             211,192
                                 -------------   ---------------   -----------   -----------------

LIABILITIES:
  Payables:
    Insurance charges ........             304                 3            78                   7
                                 -------------   ---------------   -----------   -----------------

      Total Liabilities ......             304                 3            78                   7
                                 -------------   ---------------   -----------   -----------------

NET ASSETS:                      $   9,111,862   $       100,417   $ 2,311,612   $         211,185
                                 =============   ===============   ===========   =================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                      MONDRIAN
  MFS MID CAP       MFS TOTAL RETURN   MFS VALUE    INTERNATIONAL    PIONEER FUND   PIONEER STRATEGIC
GROWTH PORTFOLIO       PORTFOLIO       PORTFOLIO   STOCK PORTFOLIO     PORTFOLIO     INCOME PORTFOLIO
----------------    ----------------   ---------   ---------------   ------------   -----------------
$        813,278    $      7,598,394   $ 673,675   $       788,744   $    324,194   $       1,548,652

               -                   -           -                 -              -                   -
----------------    ----------------   ---------   ---------------   ------------   -----------------

         813,278           7,598,394     673,675           788,744        324,194           1,548,652
----------------    ----------------   ---------   ---------------   ------------   -----------------

              27                 248          21                27             10                  51
----------------    ----------------   ---------   ---------------   ------------   -----------------

              27                 248          21                27             10                  51
----------------    ----------------   ---------   ---------------   ------------   -----------------

$        813,251    $      7,598,146   $ 673,654   $       788,717   $    324,184   $       1,548,601
================    ================   =========   ===============   ============   =================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                                                                SB ADJUSTABLE RATE
                                  STRATEGIC EQUITY   TRAVELERS QUALITY     U.S. GOVERNMENT      INCOME PORTFOLIO -
                                     PORTFOLIO        BOND PORTFOLIO     SECURITIES PORTFOLIO     CLASS I SHARES
                                  ----------------   -----------------   --------------------   ------------------
ASSETS:
   Investments at market value:   $      1,401,393   $       2,424,649   $          5,524,432   $          120,077

   Receivables:
      Dividends ...............                  -                   -                      -                    -
                                  ----------------   -----------------   --------------------   ------------------
         Total Assets .........          1,401,393           2,424,649              5,524,432              120,077
                                  ----------------   -----------------   --------------------   ------------------

LIABILITIES:
   Payables:
      Insurance charges .......                 47                  83                    180                    4
                                  ----------------   -----------------   --------------------   ------------------
         Total Liabilities ....                 47                  83                    180                    4
                                  ----------------   -----------------   --------------------   ------------------

NET ASSETS:                       $      1,401,346   $       2,424,566   $          5,524,252   $          120,073
                                  ================   =================   ====================   ==================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

  SMITH BARNEY                              SMITH BARNEY         SMITH BARNEY LARGE
AGGRESSIVE GROWTH   SMITH BARNEY HIGH   INTERNATIONAL ALL CAP   CAPITALIZATION GROWTH   SOCIAL AWARENESS   COMSTOCK PORTFOLIO -
    PORTFOLIO        INCOME PORTFOLIO     GROWTH PORTFOLIO            PORTFOLIO          STOCK PORTFOLIO     CLASS II SHARES
-----------------   -----------------   ---------------------   ---------------------   ----------------   --------------------
$       4,342,694   $         283,962   $             482,731   $           1,128,130   $        483,828   $            795,728

                -                   -                       -                       -                  -                      -
-----------------   -----------------   ---------------------   ---------------------   ----------------   --------------------
        4,342,694             283,962                 482,731               1,128,130            483,828                795,728
-----------------   -----------------   ---------------------   ---------------------   ----------------   --------------------

              144                   9                      17                      38                 16                     27
-----------------   -----------------   ---------------------   ---------------------   ----------------   --------------------
              144                   9                      17                      38                 16                     27
-----------------   -----------------   ---------------------   ---------------------   ----------------   --------------------

$       4,342,550   $         283,953   $             482,714   $           1,128,092   $        483,812   $            795,701
=================   =================   =====================   =====================   ================   ====================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

                                                         SMITH BARNEY SMALL
                                    EMERGING GROWTH          CAP GROWTH          ASSET MANAGER         CONTRAFUND(R)
                                  PORTFOLIO - CLASS II      OPPORTUNITIES     PORTFOLIO - SERVICE   PORTFOLIO - SERVICE
                                         SHARES               PORTFOLIO             CLASS 2               CLASS 2
                                  --------------------   ------------------   -------------------   -------------------
ASSETS:
   Investments at market value:   $             71,101   $           72,482   $         3,105,632   $         4,099,937

   Receivables:
      Dividends ...............                      -                    -                     -                     -
                                  --------------------   ------------------   -------------------   -------------------
         Total Assets .........                 71,101               72,482             3,105,632             4,099,937
                                  --------------------   ------------------   -------------------   -------------------

LIABILITIES:
   Payables:
      Insurance charges .......                      3                    2                   106                   138
                                  --------------------   ------------------   -------------------   -------------------
         Total Liabilities ....                      3                    2                   106                   138
                                  --------------------   ------------------   -------------------   -------------------

NET ASSETS:                       $             71,098   $           72,480   $         3,105,526   $         4,099,799
                                  ====================   ==================   ===================   ===================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2005

   DYNAMIC CAPITAL                                 WELLS FARGO
APPRECIATION PORTFOLIO   MID CAP PORTFOLIO -   ADVANTAGE MULTI CAP
  - SERVICE CLASS 2        SERVICE CLASS 2         VALUE FUND
----------------------   -------------------   -------------------

$              203,370   $         4,576,957   $           190,457

                     -                     -                     -
----------------------   -------------------   -------------------
               203,370             4,576,957               190,457
----------------------   -------------------   -------------------

                     7                   151                     7
----------------------   -------------------   -------------------
                     7                   151                     7
----------------------   -------------------   -------------------

$              203,363   $         4,576,806   $           190,450
======================   ===================   ===================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                       CAPITAL APPRECIATION   HIGH YIELD BOND                          MONEY MARKET
                                                               FUND                TRUST        MANAGED ASSETS TRUST     PORTFOLIO
                                                       --------------------   ---------------   --------------------   ------------
INVESTMENT INCOME:
   Dividends ........................................  $                  -   $           115   $                700   $    110,630
                                                       --------------------   ---------------   --------------------   ------------

EXPENSES:
   Insurance charges ................................                65,711            27,251                 53,628         45,402
                                                       --------------------   ---------------   --------------------   ------------

       Net investment income (loss) .................               (65,711)          (27,136)               (52,928)        65,228
                                                       --------------------   ---------------   --------------------   ------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
     Realized gain distribution .....................                     -                 -                 27,280              -
     Realized gain (loss) on sale of investments ....               238,408            31,096                 23,289              -
                                                       --------------------   ---------------   --------------------   ------------

       Realized gain (loss) .........................               238,408            31,096                 50,569              -
                                                       --------------------   ---------------   --------------------   ------------

     Change in unrealized gain (loss) on
       investments ..................................               683,591               286                111,384              -
                                                       --------------------   ---------------   --------------------   ------------
   Net increase (decrease) in net assets
     resulting from operations ......................  $            856,288   $         4,246   $            109,025   $     65,228
                                                       ====================   ===============   ====================   ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                         CITISTREET           CITISTREET       CITISTREET LARGE
GLOBAL GROWTH FUND -  GROWTH FUND - CLASS 2  GROWTH - INCOME FUND -     DIVERSIFIED      INTERNATIONAL STOCK COMPANY STOCK FUND -
   CLASS 2 SHARES             SHARES            CLASS 2 SHARES      BOND FUND - CLASS I    FUND - CLASS I          CLASS I
--------------------  ---------------------  ---------------------- -------------------  ------------------- --------------------
$                502  $               5,603  $               11,270 $           914,715  $           150,784 $            193,242
--------------------  ---------------------  ---------------------- -------------------  ------------------- --------------------

               1,371                  6,148                   6,531             315,979              132,396              200,190
--------------------  ---------------------  ---------------------- -------------------  ------------------- --------------------

                (869)                  (545)                  4,739             598,736               18,388               (6,948)
--------------------  ---------------------  ---------------------- -------------------  ------------------- --------------------

                   -                      -                   1,913                   -                    -                    -
                 (23)                   940                   1,932              24,772              119,803               99,702
--------------------  ---------------------  ---------------------- -------------------  ------------------- --------------------

                 (23)                   940                   3,845              24,772              119,803               99,702
--------------------  ---------------------  ---------------------- -------------------  ------------------- --------------------

              21,703                 96,352                  35,714            (412,075)           1,384,474              851,294
--------------------  ---------------------  ---------------------- -------------------  ------------------- --------------------

$             20,811  $              96,747  $               44,298 $           211,433  $         1,522,665 $            944,048
====================  =====================  ====================== ===================  =================== ====================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                CITISTREET SMALL    CREDIT SUISSE TRUST  DELAWARE VIP REIT   DELAWARE VIP SMALL
                                              COMPANY STOCK FUND -    EMERGING MARKETS    SERIES - STANDARD   CAP VALUE SERIES -
                                                    CLASS I              PORTFOLIO             CLASS          STANDARD CLASS
                                              --------------------  -------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends ...............................  $             10,092  $             1,197  $           33,906  $             5,018
                                              --------------------  -------------------  ------------------  -------------------

EXPENSES:
   Insurance charges .......................               106,066                2,066              22,305               18,180
                                              --------------------  -------------------  ------------------  -------------------

        Net investment income (loss) .......               (95,974)                (869)             11,601              (13,162)
                                              --------------------  -------------------  ------------------  -------------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Realized gain distribution ...........               392,916                    -             102,755               95,336
      Realized gain (loss) on sale of
       investments .........................                70,530               13,102              86,408               32,254
                                              --------------------  -------------------  ------------------  -------------------

        Realized gain (loss) ...............               463,446               13,102             189,163              127,590
                                              --------------------  -------------------  ------------------  -------------------

      Change in unrealized gain (loss) on
       investments .........................               227,806               29,486             (89,656)               7,088
                                              --------------------  -------------------  ------------------  -------------------

   Net increase (decrease) in net assets
     resulting from operations .............  $            595,278  $            41,719  $          111,108  $           121,516
                                              ====================  ===================  ==================  ===================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                           DREYFUS VIF -        MUTUAL SHARES     TEMPLETON DEVELOPING   TEMPLETON FOREIGN
     DREYFUS VIF -      DEVELOPING LEADERS       SECURITIES       MARKETS SECURITIES       SECURITIES FUND     TEMPLETON GROWTH
APPRECIATION PORTFOLIO  PORTFOLIO - INITIAL     FUND - CLASS 2           FUND -              - CLASS 2         SECURITIES FUND -
   - INITIAL SHARES           SHARES               SHARES            CLASS 2 SHARES            SHARES           CLASS 2 SHARES
----------------------  -------------------  -------------------  --------------------  --------------------  ------------------
$                  142  $                 -  $             1,241  $              1,784  $              2,905  $           12,048
----------------------  -------------------  -------------------  --------------------  --------------------  ------------------

                 8,637               30,322                2,489                 2,929                 3,684              14,030
----------------------  -------------------  -------------------  --------------------  --------------------  ------------------

                (8,495)             (30,322)              (1,248)               (1,145)                 (779)             (1,982)
----------------------  -------------------  -------------------  --------------------  --------------------  ------------------

                     -                    -                  465                     -                     -                   -
                 9,051               83,966                2,110                 1,734                   727               2,324
----------------------  -------------------  -------------------  --------------------  --------------------  ------------------

                 9,051               83,966                2,575                 1,734                   727               2,324
----------------------  -------------------  -------------------  --------------------  --------------------  ------------------

                23,384               58,119               21,013                76,924                46,539             112,494
----------------------  -------------------  -------------------  --------------------  --------------------  ------------------

$               23,940  $           111,763  $            22,340  $             77,513  $             46,487  $          112,836
======================  ===================  ===================  ====================  ====================  ==================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                      EQUITY INDEX PORTFOLIO FUNDAMENTAL VALUE  BALANCED PORTFOLIO -
                                              APPRECIATION PORTFOLIO     - CLASS II SHARES       PORTFOLIO         SERVICE SHARES
                                              ----------------------  ---------------------- -----------------  --------------------
INVESTMENT INCOME:
   Dividends ...............................  $               13,327  $               83,141 $          20,465  $              7,669
                                              ----------------------  ---------------------- -----------------  --------------------

EXPENSES:
   Insurance charges .......................                  20,764                  77,953            29,025                 4,722
                                              ----------------------  ---------------------- -----------------  --------------------

        Net investment income (loss) .......                  (7,437)                  5,188            (8,560)                2,947
                                              ----------------------  ---------------------- -----------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Realized gain distribution ...........                       -                       -           128,533                     -
      Realized gain (loss) on sale of
       investments .........................                  66,005                 110,692           106,998                15,051
                                              ----------------------  ---------------------- -----------------  --------------------

        Realized gain (loss) ...............                  66,005                 110,692           235,531                15,051
                                              ----------------------  ---------------------- -----------------  --------------------

      Change in unrealized gain (loss) on
       investments .........................                 (13,500)                102,258          (158,649)                4,265
                                              ----------------------  ---------------------- -----------------  --------------------

   Net increase (decrease) in net assets
       resulting from operations ...........  $               45,068  $              218,138 $          68,322  $             22,263
                                              ======================  ====================== =================  ====================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

  MID CAP GROWTH        WORLDWIDE GROWTH                                                                   OPPENHEIMER MAIN
PORTFOLIO - SERVICE   PORTFOLIO - SERVICE    LAZARD RETIREMENT    GROWTH AND INCOME   MID - CAP VALUE   STREET FUND/VA - SERVICE
      SHARES                SHARES          SMALL CAP PORTFOLIO       PORTFOLIO         PORTFOLIO                SHARES
-------------------   -------------------   -------------------   -----------------   ---------------   ------------------------
$                 -   $             4,889   $                 -   $           5,875   $         3,254   $                    768
-------------------   -------------------   -------------------   -----------------   ---------------   ------------------------

              2,590                 5,212                   557               4,083             5,128                      1,110
-------------------   -------------------   -------------------   -----------------   ---------------   ------------------------

             (2,590)                 (323)                 (557)              1,792            (1,874)                      (342)
-------------------   -------------------   -------------------   -----------------   ---------------   ------------------------

                  -                     -                 3,643              35,894            44,465                          -
             11,471               (21,383)                  288                 (57)              867                        119
-------------------   -------------------   -------------------   -----------------   ---------------   ------------------------

             11,471               (21,383)                3,931              35,837            45,332                        119
-------------------   -------------------   -------------------   -----------------   ---------------   ------------------------

             20,515                36,902                (1,412)            (15,420)           (2,232)                     5,054
-------------------   -------------------   -------------------   -----------------   ---------------   ------------------------

$            29,396   $            15,196   $             1,962   $          22,209   $        41,226   $                  4,831
===================   ===================   ===================   =================   ===============   ========================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                  PUTNAM VT
                                                REAL RETURN          TOTAL RETURN       PUTNAM VT DISCOVERY  INTERNATIONAL EQUITY
                                                PORTFOLIO -           PORTFOLIO -       GROWTH FUND - CLASS     FUND - CLASS IB
                                            ADMINISTRATIVE CLASS  ADMINISTRATIVE CLASS       IB SHARES              SHARES
                                           ---------------------  --------------------  -------------------  --------------------
INVESTMENT INCOME:
   Dividends ............................  $                 860  $            110,712  $                 -  $              2,574
                                           ---------------------  --------------------  -------------------  --------------------

EXPENSES:
   Insurance charges ....................                    287                39,294                   21                 2,281
                                           ---------------------  --------------------  -------------------  --------------------

        Net investment income (loss) ....                    573                71,418                  (21)                  293
                                           ---------------------  --------------------  -------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Realized gain distribution ........                  1,495                55,231                    -                     -
      Realized gain (loss) on sale of
       investments ......................                     (2)                4,273                   81                13,660
                                           ---------------------  --------------------  -------------------  --------------------

        Realized gain (loss) ............                  1,493                59,504                   81                13,660
                                           ---------------------  --------------------  -------------------  --------------------

      Change in unrealized gain (loss) on
       investments ......................                 (1,574)              (95,330)                  (1)                5,849
                                           ---------------------  --------------------  -------------------  --------------------

   Net increase (decrease) in net assets
     resulting from operations ..........  $                 492  $             35,592  $                59  $             19,802
                                           =====================  ====================  ===================  ====================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

PUTNAM VT SMALL CAP                                                                                           SMITH BARNEY
 VALUE FUND - CLASS                          INVESTORS FUND - CLASS  SMALL CAP GROWTH  TOTAL RETURN FUND -  DIVIDEND STRATEGY
     IB SHARES       ALL CAP FUND - CLASS I            I              FUND - CLASS I       CLASS I              PORTFOLIO
-------------------  ----------------------  ----------------------  ----------------  -------------------  -----------------
$             2,263  $                7,980  $                3,383  $              -  $             2,954  $           2,498
-------------------  ----------------------  ----------------------  ----------------  -------------------  -----------------

             17,706                  13,262                   3,606             5,198                1,878              1,454
-------------------  ----------------------  ----------------------  ----------------  -------------------  -----------------

            (15,443)                 (5,282)                   (223)           (5,198)               1,076              1,044
-------------------  ----------------------  ----------------------  ----------------  -------------------  -----------------

             73,447                     657                       -            32,359                  997                  -
             16,343                  66,755                  12,505            11,820                  555                127
-------------------  ----------------------  ----------------------  ----------------  -------------------  -----------------

             89,790                  67,412                  12,505            44,179                1,552                127
-------------------  ----------------------  ----------------------  ----------------  -------------------  -----------------

             20,922                 (39,743)                  3,395           (24,118)                 532             (1,977)
-------------------  ----------------------  ----------------------  ----------------  -------------------  -----------------

$            95,269  $               22,387  $               15,677  $         14,863  $             3,160  $            (806)
===================  ======================  ======================  ================  ===================  =================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                           SMITH BARNEY PREMIER
                                            SELECTIONS ALL CAP        AIM CAPITAL        CONVERTIBLE SECURITIES  DISCIPLINED MID CAP
                                             GROWTH PORTFOLIO    APPRECIATION PORTFOLIO        PORTFOLIO           STOCK PORTFOLIO
                                           --------------------  ----------------------  ----------------------  -------------------
INVESTMENT INCOME:
   Dividends ............................  $                 57  $                   87  $                1,125  $                -
                                           --------------------  ----------------------  ----------------------  ------------------

EXPENSES:
   Insurance charges ....................                   636                     482                     536              21,241
                                           --------------------  ----------------------  ----------------------  ------------------

        Net investment income (loss) ....                  (579)                   (395)                    589             (21,241)
                                           --------------------  ----------------------  ----------------------  ------------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Realized gain distribution ........                     -                       -                     777              19,854
      Realized gain (loss) on sale of
       investments ......................                   888                   1,131                     (92)             48,059
                                           --------------------  ----------------------  ----------------------  ------------------

        Realized gain (loss) ............                   888                   1,131                     685              67,913
                                           --------------------  ----------------------  ----------------------  ------------------

      Change in unrealized gain (loss) on
        investments .....................                 2,330                   2,020                  (1,777)            140,147
                                           --------------------  ----------------------  ----------------------  ------------------

   Net increase (decrease) in net assets
     resulting from operations ..........  $              2,639  $                2,756  $                 (503) $          186,819
                                           ====================  ======================  ======================  ==================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

EQUITY INCOME  FEDERATED STOCK                       MERCURY LARGE CAP    MFS EMERGING    MFS MID CAP GROWTH
  PORTFOLIO       PORTFOLIO     LARGE CAP PORTFOLIO    CORE PORTFOLIO   GROWTH PORTFOLIO       PORTFOLIO
-------------  ---------------  -------------------  -----------------  ----------------  ------------------
$           -  $             -  $                 -  $               -  $              -  $                -
-------------  ---------------  -------------------  -----------------  ----------------  ------------------

      103,160            1,722               26,158              1,404                86              10,327
-------------  ---------------  -------------------  -----------------  ----------------  ------------------

     (103,160)          (1,722)             (26,158)            (1,404)              (86)            (10,327)
-------------  ---------------  -------------------  -----------------  ----------------  ------------------

      115,390                -                    -                  -                 -                   -
      152,846           29,279               (5,029)             1,398             4,191             (85,244)
-------------  ---------------  -------------------  -----------------  ----------------  ------------------

      268,236           29,279               (5,029)             1,398             4,191             (85,244)
-------------  ---------------  -------------------  -----------------  ----------------  ------------------

      126,507          (21,160)             193,225             12,876            (5,494)            110,714
-------------  ---------------  -------------------  -----------------  ----------------  ------------------

$     291,583  $         6,397  $           162,038  $          12,870  $         (1,389) $           15,143
=============  ===============  ===================  =================  ================  ==================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                            MONDRIAN
                                                MFS TOTAL RETURN                       INTERNATIONAL STOCK  PIONEER FUND
                                                    PORTFOLIO     MFS VALUE PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                ----------------  -------------------  -------------------  ------------
INVESTMENT INCOME:
   Dividends .................................  $        163,452  $             7,392  $               417  $          -
                                                ----------------  -------------------  -------------------  ------------

EXPENSES:
   Insurance charges .........................            78,153                3,927                9,762         3,807
                                                ----------------  -------------------  -------------------  ------------

        Net investment income (loss) .........            85,299                3,465               (9,345)       (3,807)
                                                ----------------  -------------------  -------------------  ------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Realized gain distribution .............           355,069               25,676                    -             -
      Realized gain (loss) on sale of
       investments ...........................            44,080                  594               24,832       (13,037)
                                                ----------------  -------------------  -------------------  ------------

        Realized gain (loss) .................           399,149               26,270               24,832       (13,037)
                                                ----------------  -------------------  -------------------  ------------

      Change in unrealized gain (loss) on
       investments ...........................          (351,269)              (7,835)              43,333        30,953
                                                ----------------  -------------------  -------------------  ------------

   Net increase (decrease) in net assets
     resulting from operations ...............  $        133,179  $            21,900  $            58,820  $     14,109
                                                ================  ===================  ===================  ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                              SB ADJUSTABLE RATE     SMITH BARNEY
PIONEER STRATEGIC  STRATEGIC EQUITY  TRAVELERS QUALITY    U.S. GOVERNMENT      INCOME PORTFOLIO -  AGGRESSIVE GROWTH
INCOME PORTFOLIO      PORTFOLIO       BOND PORTFOLIO    SECURITIES PORTFOLIO     CLASS I SHARES        PORTFOLIO
-----------------  ----------------  -----------------  --------------------  -------------------  -----------------
$          61,813  $          8,564  $               -  $                  4  $             3,586  $               -
-----------------  ----------------  -----------------  --------------------  -------------------  -----------------

           11,673            17,923             29,678                64,696                1,360             46,792
-----------------  ----------------  -----------------  --------------------  -------------------  -----------------

           50,140            (9,359)           (29,678)              (64,692)               2,226            (46,792)
-----------------  ----------------  -----------------  --------------------  -------------------  -----------------

                -                 -                  -                 5,093                    -                125
            1,735            73,658             (2,447)                2,610                   17             70,835
-----------------  ----------------  -----------------  --------------------  -------------------  -----------------

            1,735            73,658             (2,447)                7,703                   17             70,960
-----------------  ----------------  -----------------  --------------------  -------------------  -----------------

          (28,314)          (68,374)            41,248               210,903               (1,025)           358,991
-----------------  ----------------  -----------------  --------------------  -------------------  -----------------

$          23,561  $         (4,075) $           9,123  $            153,914  $             1,218  $         383,159
=================  ================  =================  ====================  ===================  =================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                       SMITH BARNEY         SMITH BARNEY LARGE
                                                SMITH BARNEY HIGH  INTERNATIONAL ALL CAP  CAPITALIZATION GROWTH  SOCIAL AWARENESS
                                                 INCOME PORTFOLIO     GROWTH PORTFOLIO          PORTFOLIO         STOCK PORTFOLIO
                                                -----------------  ---------------------  ---------------------  ----------------
INVESTMENT INCOME:
   Dividends .................................  $          22,878  $               6,571  $               1,483  $          3,406
                                                -----------------  ---------------------  ---------------------  ----------------

EXPENSES:
   Insurance charges .........................              3,092                  6,864                 13,879             5,634
                                                -----------------  ---------------------  ---------------------  ----------------

        Net investment income (loss) .........             19,786                   (293)               (12,396)           (2,228)
                                                -----------------  ---------------------  ---------------------  ----------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Realized gain distribution .............                  -                      -                      -                 -
      Realized gain (loss) on sale of
       investments ...........................                747                 72,770                 15,409            11,452
                                                -----------------  ---------------------  ---------------------  ----------------

        Realized gain (loss) .................                747                 72,770                 15,409            11,452
                                                -----------------  ---------------------  ---------------------  ----------------

      Change in unrealized gain (loss) on
       investments ...........................            (16,562)               (15,613)                35,420             4,748
                                                -----------------  ---------------------  ---------------------  ----------------

   Net increase (decrease) in net assets
     resulting from operations ...............  $           3,971  $              56,864  $              38,433  $         13,972
                                                =================  =====================  =====================  ================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                    SMITH BARNEY SMALL
                        EMERGING GROWTH                                 CAP GROWTH        ASSET MANAGER         CONTRAFUND(R)
COMSTOCK PORTFOLIO -  PORTFOLIO - CLASS II  ENTERPRISE PORTFOLIO -     OPPORTUNITIES    PORTFOLIO - SERVICE  PORTFOLIO - SERVICE
  CLASS II SHARES           SHARES           CLASS II SHARES             PORTFOLIO             CLASS 2             CLASS 2
--------------------  --------------------  ----------------------  ------------------  -------------------  -------------------
$              1,653  $                  9  $                    8  $                -  $            81,995  $             3,852
--------------------  --------------------  ----------------------  ------------------  -------------------  -------------------

               5,331                   889                       5                 732               39,935               39,209
--------------------  --------------------  ----------------------  ------------------  -------------------  -------------------

              (3,678)                 (880)                      3                (732)              42,060              (35,357)
--------------------  --------------------  ----------------------  ------------------  -------------------  -------------------

               5,725                     -                       -               6,061                1,123                  550
                 861                 1,796                      88               2,969               37,771              135,271
--------------------  --------------------  ----------------------  ------------------  -------------------  -------------------

               6,586                 1,796                      88               9,030               38,894              135,821
--------------------  --------------------  ----------------------  ------------------  -------------------  -------------------

              23,733                 2,995                     (85)             (6,368)              (5,695)             380,279
--------------------  --------------------  ----------------------  ------------------  -------------------  -------------------

$             26,641  $              3,911  $                    6  $            1,930  $            75,259  $           480,743
====================  ====================  ======================  ==================  ===================  ===================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                       FOR THE YEAR ENDED DECEMBER 31, 2005

                                                     DYNAMIC CAPITAL                               WELLS FARGO
                                                 APPRECIATION PORTFOLIO  MID CAP PORTFOLIO -   ADVANTAGE MULTI CAP
                                                    - SERVICE CLASS 2      SERVICE CLASS 2         VALUE FUND
                                                 ----------------------  -------------------   -------------------
INVESTMENT INCOME:
   Dividends ..................................  $                    -  $                 -   $               608
                                                 ----------------------  -------------------   -------------------

EXPENSES:
   Insurance charges ..........................                   2,374               39,912                 2,070
                                                 ----------------------  -------------------   -------------------

        Net investment income (loss) ..........                  (2,374)             (39,912)               (1,462)
                                                 ----------------------  -------------------   -------------------

REALIZED GAIN (LOSS) AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
      Realized gain distribution ..............                       -               40,353                     -
      Realized gain (loss) on sale of
       investments ............................                  16,812              132,890                 4,865
                                                 ----------------------  -------------------   -------------------

        Realized gain (loss) ..................                  16,812              173,243                 4,865
                                                 ----------------------  -------------------   -------------------

      Change in unrealized gain (loss) on
       investments ............................                  20,936              421,956                20,703
                                                 ----------------------  -------------------   -------------------

   Net increase (decrease) in net assets
     resulting from operations ................  $               35,374  $           555,287   $            24,106
                                                 ======================  ===================   ===================

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                  CAPITAL APPRECIATION FUND     HIGH YIELD BOND TRUST        MANAGED ASSETS TRUST
                                                  -------------------------   -------------------------   -------------------------
                                                     2005          2004          2005          2004          2005          2004
                                                  -----------   -----------   -----------   -----------   -----------   -----------
OPERATIONS:
   Net investment income (loss) ................  $   (65,711)  $   (46,621)  $   (27,136)  $   116,980   $   (52,928)  $    49,149
   Realized gain (loss) ........................      238,408        51,255        31,096        15,803        50,569        31,657
   Change in unrealized gain (loss)
      on investments ...........................      683,591       722,394           286         7,771       111,384       239,787
                                                  -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets
         resulting from operations .............      856,288       727,028         4,246       140,554       109,025       320,593
                                                  -----------   -----------   -----------   -----------   -----------   -----------

UNIT TRANSACTIONS:
   Participant purchase payments ...............    1,904,245     1,279,843       464,627       249,356       845,955       820,009
   Participant transfers from other
      funding options ..........................      235,396        40,707       165,078       352,087        45,048       206,058
   Administrative and asset allocation
        charges ................................            -             -             -             -             -             -
   Contract surrenders .........................     (705,467)     (251,669)     (135,322)      (29,295)     (615,531)     (198,518)
   Participant transfers to other
      funding options ..........................     (427,408)     (165,418)     (164,349)     (108,413)     (342,389)     (283,539)
   Other receipts/(payments) ...................      (12,138)       (8,560)     (167,970)            -        73,191       (20,996)
                                                  -----------   -----------   -----------   -----------   -----------   -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ......      994,628       894,903       162,064       463,735         6,274       523,014
                                                  -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets ....    1,850,916     1,621,931       166,310       604,289       115,299       843,607

NET ASSETS:
      Beginning of year ........................    4,810,565     3,188,634     2,121,351     1,517,062     4,341,385     3,497,778
                                                  -----------   -----------   -----------   -----------   -----------   -----------

      End of year ..............................  $ 6,661,481   $ 4,810,565   $ 2,287,661   $ 2,121,351   $ 4,456,684   $ 4,341,385
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                            AIM V.I. PREMIER EQUITY      GLOBAL GROWTH
                                                   MONEY MARKET PORTFOLIO        FUND - SERIES I     FUND - CLASS 2 SHARES
                                                  ------------------------  -----------------------  ---------------------
                                                     2005         2004        2005         2004         2005        2004
                                                  -----------  -----------  ---------  ------------  -----------  --------
OPERATIONS:
   Net investment income (loss) ................  $    65,228  $    (8,176)         -  $       (186) $      (869) $    (40)
   Realized gain (loss) ........................            -            -          -         1,161          (23)        2
   Change in unrealized gain (loss)
      on investments ...........................            -            -          -          (662)      21,703     1,358
                                                  -----------  -----------  ---------  ------------  -----------  --------

      Net increase (decrease) in net assets
         resulting from operations .............       65,228       (8,176)         -           313       20,811     1,320
                                                  -----------  -----------  ---------  ------------  -----------  --------

UNIT TRANSACTIONS:
   Participant purchase payments ...............    2,788,675      522,095          -             2       99,866     5,131
   Participant transfers from other
      funding options ..........................      370,206      596,788          -             -      140,007     6,495
   Administrative and asset allocation
        charges ................................            -            -          -             -            -         -
   Contract surrenders .........................     (260,077)    (684,637)         -             -         (509)        -
   Participant transfers to other
      funding options ..........................   (1,757,675)  (1,248,109)         -       (17,388)           -         -
   Other receipts/(payments) ...................       16,381        3,917          -             -            -         -
                                                  -----------  -----------  ---------  ------------  -----------  --------

      Net increase (decrease) in net assets
         resulting from unit transactions ......    1,157,510     (809,946)         -       (17,386)     239,364    11,626
                                                  -----------  -----------  ---------  ------------  -----------  --------

      Net increase (decrease) in net assets ....    1,222,738     (818,122)         -       (17,073)     260,175    12,946

NET ASSETS:
      Beginning of year ........................    3,367,100    4,185,222          -        17,073       12,946         -
                                                  -----------  -----------  ---------  ------------  -----------  --------
      End of year ..............................  $ 4,589,838  $ 3,367,100  $       -  $          -  $   273,121  $ 12,946
                                                  ===========  ===========  =========  ============  ===========  ========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                              GROWTH-INCOME FUND - CLASS 2  CITISTREET DIVERSIFIED BOND FUND -  CITISTREET INTERNATIONAL STOCK
GROWTH FUND - CLASS 2 SHARES            SHARES                           CLASS I                         FUND - CLASS I
----------------------------  ----------------------------  ----------------------------------  ------------------------------
    2005           2004           2005           2004             2005               2004            2005            2004
-------------  -------------  ------------  --------------  ----------------   ---------------  --------------  --------------
$        (545) $        (217) $      4,739  $          532  $        598,736   $       409,822  $       18,388  $       14,159
          940             12         3,845             (20)           24,772            26,621         119,803          78,456

       96,352          8,390        35,714           7,682          (412,075)          161,984       1,384,474         935,608
-------------  -------------  ------------  --------------  ----------------   ---------------  --------------  --------------

       96,747          8,185        44,298           8,194           211,433           598,427       1,522,665       1,028,223
-------------  -------------  ------------  --------------  ----------------   ---------------  --------------  --------------

      663,620         57,064       547,693         105,138         9,508,973         6,950,348       3,853,717       2,847,470

      257,103         35,000       318,479          45,008         1,015,509         1,577,184          96,283         185,864
            -              -             -               -          (128,218)         (105,068)        (53,088)        (41,664)
       (8,811)             -          (495)         (2,503)       (1,423,606)         (948,820)       (535,604)       (399,121)

            -              -       (46,940)              -          (749,161)         (414,909)       (670,654)       (588,054)
            -              -        (9,124)              -           (88,983)          (17,573)        (22,663)        (20,252)
-------------  -------------  ------------  --------------  ----------------   ---------------  --------------  --------------

      911,912         92,064       809,613         147,643         8,134,514         7,041,162       2,667,991       1,984,243
-------------  -------------  ------------  --------------  ----------------   ---------------  --------------  --------------

    1,008,659        100,249       853,911         155,837         8,345,947         7,639,589       4,190,656       3,012,466

      100,249              -       155,837               -        21,319,720        13,680,131       9,020,876       6,008,410
-------------  -------------  ------------  --------------  ----------------   ---------------  --------------  --------------

$   1,108,908  $     100,249  $  1,009,748  $      155,837  $     29,665,667   $    21,319,720  $   13,211,532  $    9,020,876
=============  =============  ============  ==============  ================   ===============  ==============  ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                              CREDIT SUISSE TRUST
                                                    CITISTREET LARGE COMPANY     CITISTREET SMALL COMPANY       EMERGING MARKETS
                                                      STOCK FUND - CLASS I         STOCK FUND - CLASS I            PORTFOLIO
                                                  ---------------------------   --------------------------   ---------------------
                                                      2005           2004           2005           2004         2005        2004
                                                  ------------   ------------   ------------   -----------   ---------   ---------
OPERATIONS:
   Net investment income (loss) ................  $     (6,948)  $    (36,483)  $    (95,974)  $   (65,419)  $    (869)  $  (1,236)
   Realized gain (loss) ........................        99,702         47,832        463,446        84,485      13,102      12,998
   Change in unrealized gain (loss)
      on investments ...........................       851,294      1,010,951        227,806       809,131      29,486      19,712
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
        resulting from operations ..............       944,048      1,022,300        595,278       828,197      41,719      31,474
                                                  ------------   ------------   ------------   -----------   ---------   ---------

UNIT TRANSACTIONS:
   Participant purchase payments ...............     6,264,993      4,531,692      2,879,342     2,298,205           -           3
   Participant transfers from other
      funding options ..........................       166,314        315,575        129,969       186,489      70,240      97,350
   Administrative and asset allocation
      charges ..................................       (85,052)       (64,151)       (37,747)      (29,058)          -           -
   Contract surrenders .........................      (784,734)      (567,348)      (397,133)     (299,219)    (32,994)          -
   Participant transfers to other
      funding options ..........................      (658,780)      (338,103)      (366,422)     (392,659)    (18,144)   (103,698)
   Other receipts/(payments) ...................       (29,800)       (22,855)       (22,726)       (8,924)          -           -
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from unit transactions ......     4,872,941      3,854,810      2,185,283     1,754,834      19,102      (6,345)
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets ....     5,816,989      4,877,110      2,780,561     2,583,031      60,821      25,129

NET ASSETS:
      Beginning of year ........................    13,309,989      8,432,879      7,371,219     4,788,188     160,509     135,380
                                                  ------------   ------------   ------------   -----------   ---------   ---------
      End of year ..............................  $ 19,126,978   $ 13,309,989   $ 10,151,780   $ 7,371,219   $ 221,330   $ 160,509
                                                  ============   ============   ============   ===========   =========   =========

                       See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

   DELAWARE VIP REIT SERIES -       DELAWARE VIP SMALL CAP VALUE    DREYFUS VIF - APPRECIATION     DREYFUS VIF - DEVELOPING LEADERS
         STANDARD CLASS               SERIES - STANDARD CLASS       PORTFOLIO - INITIAL SHARES       PORTFOLIO  - INITIAL SHARES
-------------------------------   -------------------------------   ----------------------------   --------------------------------
     2005             2004             2005             2004            2005            2004            2005              2004
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------
$       11,601   $        8,070   $      (13,162)  $      (10,930)  $      (8,495)  $      4,236   $      (30,322)   $      (23,437)
       189,163           72,526          127,590           35,766           9,051         (1,980)          83,966            29,052

       (89,656)         260,135            7,088          174,967          23,384         25,514           58,119           214,519
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

       111,108          340,731          121,516          199,803          23,940         27,770          111,763           220,134
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

       512,189          320,230          487,403          139,544         104,904        205,602          463,393           427,054

       236,965          280,418          200,864          113,168          19,722          9,993           95,376            81,887
             -                -                -                -               -              -                -                 -

       (74,215)         (59,210)        (103,567)         (29,623)       (153,243)       (69,666)        (349,376)         (108,903)

      (400,914)        (226,298)         (75,721)         (36,042)        (93,975)       (34,913)        (198,463)         (136,791)
             -                -                -                -          25,130         (1,113)               -                 -
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

       274,025          315,140          508,979          187,047         (97,462)       109,903           10,930           263,247
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

       385,133          655,871          630,495          386,850         (73,522)       137,673          122,693           483,381

     1,656,131        1,000,260        1,282,274          895,424         747,477        609,804        2,501,886         2,018,505
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------
$    2,041,264   $    1,656,131   $    1,912,769   $    1,282,274   $     673,955   $    747,477   $    2,624,579    $    2,501,886
==============   ==============   ==============   ==============   =============   ============   ==============    ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                   TEMPLETON DEVELOPING        TEMPLETON FOREIGN
                                                    MUTUAL SHARES SECURITIES        MARKETS SECURITIES         SECURITIES FUND -
                                                     FUND - CLASS 2 SHARES         FUND - CLASS 2 SHARES         CLASS 2 SHARES
                                                  ---------------------------   --------------------------   ---------------------
                                                      2005           2004           2005           2004         2005        2004
                                                  ------------   ------------   ------------   -----------   ---------   ---------
OPERATIONS:
   Net investment income (loss) ................  $     (1,248)  $       (362)  $     (1,145)  $      (196)  $    (779)  $     (93)
   Realized gain (loss) ........................         2,575          1,970          1,734            21         727           3
   Change in unrealized gain (loss)
      on investments ...........................        21,013          7,837         76,924         9,465      46,539       4,643
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from operations .............        22,340          9,445         77,513         9,290      46,487       4,553
                                                  ------------   ------------   ------------   -----------   ---------   ---------

UNIT TRANSACTIONS:
   Participant purchase payments ...............       106,789         68,007        269,499        13,750     310,906      73,941
   Participant transfers from other
      funding options ..........................       117,525         12,276        189,820        35,516     215,263      12,847
   Administrative and asset allocation
      charges ..................................             -              -              -             -           -           -
   Contract surrenders .........................             -         (2,443)             -             -     (10,550)          -
   Participant transfers to other
      funding options ..........................       (22,063)       (23,854)        (2,943)            -     (15,444)          -
   Other receipts/(payments) ...................             -              -              -             -           -           -
                                                  ------------   ------------   ------------   -----------   ---------   ---------

     Net increase (decrease) in net assets
        resulting from unit transactions .......       202,251         53,986        456,376        49,266     500,175      86,788
                                                  ------------   ------------   ------------   -----------   ---------   ---------

     Net increase (decrease) in net assets .....       224,591         63,431        533,889        58,556     546,662      91,341

NET ASSETS:
     Beginning of year .........................       113,387         49,956         58,556             -      91,341           -
                                                  ------------   ------------   ------------   -----------   ---------   ---------
     End of year ...............................  $    337,978   $    113,387   $    592,445   $    58,556   $ 638,003   $  91,341
                                                  ============   ============   ============   ===========   =========   =========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

  TEMPLETON GROWTH SECURITIES                                         EQUITY INDEX PORTFOLIO -
     FUND - CLASS 2 SHARES             APPRECIATION PORTFOLIO              CLASS II SHARES            FUNDAMENTAL VALUE PORTFOLIO
-------------------------------   -------------------------------   ----------------------------   --------------------------------
     2005             2004             2005             2004            2005            2004            2005              2004
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------
$       (1,982)  $         (392)  $       (7,437)  $       (1,510)  $       5,188   $     13,789   $       (8,560)   $      (12,747)
         2,324              538           66,005           29,489         110,692         46,283          235,531            95,477

       112,494           23,467          (13,500)          93,951         102,258        397,530         (158,649)           75,568
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

       112,836           23,613           45,068          121,930         218,138        457,602           68,322           158,298
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

     1,453,945          306,561           46,195          204,380       1,473,766      1,443,948           73,876           512,400

       258,870           45,927            6,162           34,007         216,711        105,816           99,119           158,136
             -                -                -                -               -              -                -                 -
        (6,408)          (2,382)        (122,689)        (107,936)       (430,347)      (324,889)        (203,208)          (63,373)

       (21,825)         (12,134)        (175,439)         (52,553)       (294,050)       (94,607)        (440,252)         (121,663)
        (1,335)               -           (7,962)               -          23,034         (3,283)               -                 -
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

     1,683,247          337,972         (253,733)          77,898         989,114      1,126,985         (470,465)          485,500
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

     1,796,083          361,585         (208,665)         199,828       1,207,252      1,584,587         (402,143)          643,798

       361,585                -        1,787,113        1,587,285       5,771,250      4,186,663        2,622,131         1,978,333
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

$    2,157,668   $      361,585   $    1,578,448   $    1,787,113   $   6,978,502   $  5,771,250   $    2,219,988    $    2,622,131
==============   ==============   ==============   ==============   =============   ============   ==============    ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                WORLDWIDE GROWTH
                                                      BALANCED PORTFOLIO -      MID CAP GROWTH PORTFOLIO -        PORTFOLIO -
                                                         SERVICE SHARES               SERVICE SHARES             SERVICE SHARES
                                                  ---------------------------   --------------------------   ---------------------
                                                      2005           2004           2005           2004         2005        2004
                                                  ------------   ------------   ------------   -----------   ---------   ---------
OPERATIONS:
   Net investment income (loss) ................  $      2,947   $      4,169   $     (2,590)  $    (1,373)  $    (323)  $  (1,525)
   Realized gain (loss) ........................        15,051          6,444         11,471         1,626     (21,383)    (13,287)
   Change in unrealized gain (loss)
      on investments ...........................         4,265         18,636         20,515        23,817      36,902      26,516
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from operations .............        22,263         29,249         29,396        24,070      15,196      11,704
                                                  ------------   ------------   ------------   -----------   ---------   ---------

UNIT TRANSACTIONS:
   Participant purchase payments ...............             -         33,405        165,548        42,992      57,507      19,629
   Participant transfers from other
      funding options ..........................         3,912              -          1,000             -           -      33,286
   Administrative and asset allocation
      charges ..................................             -              -              -             -           -           -
   Contract surrenders .........................       (10,259)       (21,807)       (46,715)         (999)    (58,442)    (28,740)
   Participant transfers to other
      funding options ..........................       (95,772)       (37,875)             -        (4,311)    (94,212)    (26,181)
   Other receipts/(payments) ...................             -              -              -             -           -           -
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from unit transactions ......      (102,119)       (26,277)       119,833        37,682     (95,147)     (2,006)
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets ....       (79,856)         2,972        149,229        61,752     (79,951)      9,698

NET ASSETS:
      Beginning of year ........................       442,600        439,628        160,922        99,170     457,511     447,813
                                                  ------------   ------------   ------------   -----------   ---------   ---------
      End of year ..............................  $    362,744   $    442,600   $    310,151   $   160,922   $ 377,560   $ 457,511
                                                  ============   ============   ============   ===========   =========   =========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

  LAZARD RETIREMENT SMALL CAP                                                                          OPPENHEIMER MAIN STREET
           PORTFOLIO                GROWTH AND INCOME PORTFOLIO        MID-CAP VALUE PORTFOLIO         FUND/VA - SERVICE SHARES
-------------------------------   -------------------------------   ----------------------------   --------------------------------
     2005             2004             2005             2004            2005            2004            2005              2004
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------
$         (557)  $          (19)  $        1,792   $          605   $      (1,874)  $        (38)  $         (342)   $         (215)
         3,931                1           35,837              736          45,332            366              119                 4

        (1,412)             617          (15,420)           2,262          (2,232)         3,397            5,054             3,370
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

         1,962              599           22,209            3,603          41,226          3,725            4,831             3,159
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

        43,286            2,000          368,279           87,736         408,067         29,196           53,035            27,151

        58,751            2,500          134,622                -         286,174         11,750           16,595            15,000
             -                -                -                -               -              -                -                 -
             -                -                -                -               -              -                -                 -

        (7,145)               -                -                -          (9,171)             -                -                 -
             -                -                -                -               -              -                -                 -
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

        94,892            4,500          502,901           87,736         685,070         40,946           69,630            42,151
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

        96,854            5,099          525,110           91,339         726,296         44,671           74,461            45,310

         5,099                -           91,339                -          44,671              -           45,310                 -
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

$      101,953   $        5,099   $      616,449   $       91,339   $     770,967   $     44,671   $      119,771    $       45,310
==============   ==============   ==============   ==============   =============   ============   ==============    ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                              PUTNAM VT DISCOVERY
                                                    REAL RETURN PORTFOLIO -      TOTAL RETURN PORTFOLIO -     GROWTH FUND - CLASS
                                                      ADMINISTRATIVE CLASS         ADMINISTRATIVE CLASS            IB SHARES
                                                  ---------------------------   --------------------------   ---------------------
                                                      2005           2004           2005           2004         2005        2004
                                                  ------------   ------------   ------------   -----------   ---------   ---------
OPERATIONS:
   Net investment income (loss) ................  $        573   $          -   $     71,418   $    20,345   $     (21)  $     (24)
   Realized gain (loss) ........................         1,493              -         59,504        61,775          81           1
   Change in unrealized gain (loss)
      on investments ...........................        (1,574)             -        (95,330)       29,351          (1)        155
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from operations .............           492              -         35,592       111,471          59         132
                                                  ------------   ------------   ------------   -----------   ---------   ---------

UNIT TRANSACTIONS:
   Participant purchase payments ...............       132,268              -        539,061       353,049        (765)          -
   Participant transfers from other
      funding options ..........................        10,711              -        291,513        41,365           -           -
   Administrative and asset allocation
      charges ..................................             -              -              -             -           -           -
   Contract surrenders .........................             -              -       (176,723)     (337,098)          -           -
   Participant transfers to other
      funding options ..........................             -              -       (176,447)     (496,583)          -           -
   Other receipts/(payments) ...................             -              -              -             -           3           -
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from unit transactions ......       142,979              -        477,404      (439,267)       (762)          -
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets ....       143,471              -        512,996      (327,796)       (703)        132

NET ASSETS:
      Beginning of year ........................             -              -      2,959,142     3,286,938       2,220       2,087
                                                  ------------   ------------   ------------   -----------   ---------   ---------
      End of year ..............................  $    143,471   $          -   $  3,472,138   $ 2,959,142   $   1,517   $   2,220
                                                  ============   ============   ============   ===========   =========   =========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

    PUTNAM VT INTERNATIONAL        PUTNAM VT SMALL CAP VALUE FUND
 EQUITY FUND - CLASS IB SHARES           - CLASS IB SHARES             ALL CAP FUND - CLASS I          INVESTORS FUND - CLASS I
-------------------------------   -------------------------------   ----------------------------   --------------------------------
     2005             2004             2005             2004            2005            2004            2005              2004
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------
$          293   $          465   $      (15,443)  $       (6,305)  $      (5,282)  $     (7,254)  $         (223)   $        1,003
        13,660            4,490           89,790           15,874          67,412         12,374           12,505             6,454

         5,849           17,867           20,922          162,342         (39,743)        68,759            3,395            18,414
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

        19,802           22,822           95,269          171,911          22,387         73,879           15,677            25,871
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

             -           15,661          883,667          312,735          87,555        254,486           10,401            12,665

        70,023           23,401           77,399           83,001          29,158         22,187           16,508            36,539
             -                -                -                -               -              -                -                 -
       (60,459)          (8,186)         (19,598)          (9,975)       (101,059)       (73,020)         (35,959)          (17,596)

        (9,673)         (21,243)         (44,111)         (20,407)       (298,269)       (35,103)         (28,439)                -
             -                -                -                -         (11,336)             -                -                 -
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

          (109)           9,633          897,357          365,354        (293,951)       168,550          (37,489)           31,608
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

        19,693           32,455          992,626          537,265        (271,564)       242,429          (21,812)           57,479

       175,803          143,348          990,479          453,214       1,204,854        962,425          310,550           253,071
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

$      195,496   $      175,803   $    1,983,105   $      990,479   $     933,290   $  1,204,854   $      288,738    $      310,550
==============   ==============   ==============   ==============   =============   ============   ==============    ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                     SMALL CAP GROWTH FUND           TOTAL RETURN FUND       SMITH BARNEY DIVIDEND
                                                           - CLASS I                     - CLASS I             STRATEGY PORTFOLIO
                                                  ---------------------------   --------------------------   ---------------------
                                                      2005           2004           2005           2004         2005        2004
                                                  ------------   ------------   ------------   -----------   ---------   ---------
OPERATIONS:
   Net investment income (loss) ................  $     (5,198)  $     (4,619)  $      1,076   $     1,151   $   1,044   $    (232)
   Realized gain (loss) ........................        44,179          9,545          1,552         2,502         127         113
   Change in unrealized gain (loss)
      on investments ...........................       (24,118)        43,301            532         4,044      (1,977)      1,959
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from operations .............        14,863         48,227          3,160         7,697        (806)      1,840
                                                  ------------   ------------   ------------   -----------   ---------   ---------

UNIT TRANSACTIONS:
   Participant purchase payments ...............        15,992         50,693              -        39,869      34,302       5,100
   Participant transfers from other
      funding options ..........................             -         35,353         20,103        33,210           -           -
   Administrative and asset allocation
      charges ..................................             -              -              -             -           -           -
   Contract surrenders .........................       (42,680)       (15,483)        (2,774)            -           -           -
   Participant transfers to other
      funding options ..........................        (9,640)       (20,703)        (8,530)       (3,019)          -           -
   Other receipts/(payments) ...................             -              -              -             -           -           -
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets
         resulting from unit transactions ......       (36,328)        49,860          8,799        70,060      34,302       5,100
                                                  ------------   ------------   ------------   -----------   ---------   ---------

      Net increase (decrease) in net assets ....       (21,465)        98,087         11,959        77,757      33,496       6,940

NET ASSETS:
      Beginning of year ........................       424,522        326,435        137,608        59,851      93,686      86,746
                                                  ------------   ------------   ------------   -----------   ---------   ---------
      End of year ..............................  $    403,057   $    424,522   $    149,567   $   137,608   $ 127,182   $  93,686
                                                  ============   ============   ============   ===========   =========   =========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

SMITH BARNEY PREMIER SELECTIONS       AIM CAPITAL APPRECIATION         CONVERTIBLE SECURITIES          DISCIPLINED MID CAP STOCK
   ALL CAP GROWTH PORTFOLIO                  PORTFOLIO                        PORTFOLIO                        PORTFOLIO
-------------------------------   -------------------------------   ----------------------------   --------------------------------
     2005             2004             2005             2004            2005            2004            2005              2004
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------
$         (579)  $         (606)  $         (395)  $         (422)  $         589   $        822   $      (21,241)   $      (12,730)
           888              (48)           1,131            2,272             685              1           67,913            69,573

         2,330            1,392            2,020              653          (1,777)           511          140,147           147,458
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

         2,639              738            2,756            2,503            (503)         1,334          186,819           204,301
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

             -            6,038              594           10,584          (1,965)        42,450          177,707           253,921

             -            4,570            6,751                -               -          2,000          142,039            81,823
             -                -                -                -               -              -                -                 -
             -                -                -                -               -              -          (59,832)          (83,342)

        (6,631)          (4,383)          (5,292)         (15,801)              -              -         (137,073)          (46,812)
             -                -                -                -               -              -                -                 -
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

        (6,631)           6,225            2,053           (5,217)         (1,965)        44,450          122,841           205,590
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------

        (3,992)           6,963            4,809           (2,714)         (2,468)        45,784          309,660           409,891

        51,198           44,235           43,496           46,210          45,784              -        1,596,147         1,186,256
--------------   --------------   --------------   --------------   -------------   ------------   --------------    --------------
$       47,206   $       51,198   $       48,305   $       43,496   $      43,316   $     45,784   $    1,905,807    $    1,596,147
==============   ==============   ==============   ==============   =============   ============   ==============    ==============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    EQUITY INCOME PORTFOLIO      FEDERATED STOCK PORTFOLIO    LARGE CAP PORTFOLIO
                                                  ---------------------------   --------------------------   ---------------------
                                                      2005           2004           2005           2004         2005        2004
                                                  ------------   ------------   ------------   -----------   ----------  ----------
OPERATIONS:
   Net investment income (loss) ................  $   (103,160)  $     17,840   $     (1,722)  $       547   $  (26,158) $   (8,117)
   Realized gain (loss) ........................       268,236        435,852         29,279           767       (5,029)    (49,024)
   Change in unrealized gain (loss)
      on investments ...........................       126,507        183,680        (21,160)       14,317      193,225     171,906
                                                  ------------   ------------   ------------   -----------   ----------  ----------

      Net increase (decrease) in net assets
         resulting from operations .............       291,583        637,372          6,397        15,631      162,038     114,765
                                                  ------------   ------------   ------------   -----------   ----------  ----------

UNIT TRANSACTIONS:
   Participant purchase payments ...............     1,428,638      2,076,884         18,838        15,845      645,861     424,238
   Participant transfers from other
      funding options ..........................       582,513        169,854              -         8,957       13,610      16,049
   Administrative and asset allocation
      charges ..................................             -              -              -             -            -           -
   Contract surrenders .........................      (507,261)      (369,843)       (41,907)            -     (496,306)   (191,254)
   Participant transfers to other
      funding options ..........................      (645,887)      (187,625)       (70,461)       (2,700)    (238,365)   (149,371)
   Other receipts/(payments) ...................         7,716        (86,327)             -             -            -      (8,672)
                                                  ------------   ------------   ------------   -----------   ----------  ----------

      Net increase (decrease) in net assets
         resulting from unit transactions ......       865,719      1,602,943        (93,530)       22,102      (75,200)     90,990
                                                  ------------   ------------   ------------   -----------   ----------  ----------

      Net increase (decrease) in net assets ....     1,157,302      2,240,315        (87,133)       37,733       86,838     205,755

NET ASSETS:
      Beginning of year ........................     7,954,560      5,714,245        187,550       149,817    2,224,774   2,019,019
                                                  ------------   ------------   ------------   -----------   ----------  ----------

      End of year ..............................  $  9,111,862   $  7,954,560   $    100,417   $   187,550   $2,311,612  $2,224,774
                                                  ============   ============   ============   ===========   ==========  ==========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

    MERCURY LARGE CAP CORE
          PORTFOLIO              MFS EMERGING GROWTH PORTFOLIO   MFS MID CAP GROWTH PORTFOLIO   MFS TOTAL RETURN PORTFOLIO
------------------------------   -----------------------------   ----------------------------   --------------------------
    2005             2004            2005            2004            2005            2004           2005          2004
-------------   --------------   -------------   -------------   -------------   ------------   ------------   -----------
$      (1,404)  $         (455)  $         (86)  $        (402)  $     (10,327)  $     (9,954)  $     85,299   $    78,190
        1,398              802           4,191              14         (85,244)      (105,130)       399,149       170,453

       12,876            7,097          (5,494)          4,642         110,714        208,647       (351,269)      209,225
-------------   --------------   -------------   -------------   -------------   ------------   ------------   -----------

       12,870            7,444          (1,389)          4,254          15,143         93,563        133,179       457,868
-------------   --------------   -------------   -------------   -------------   ------------   ------------   -----------

       27,877                -          (1,469)         29,794          93,843        222,919      2,214,716     1,104,150

      114,693           17,437               -               -          63,147         10,204        797,016       256,430

            -                -               -               -               -              -              -             -

       (2,666)               -               -               -        (144,384)       (46,408)      (358,015)     (215,912)

       (6,560)         (12,077)        (44,100)              -         (89,225)       (92,676)      (252,969)     (254,699)

            -                -               -               -         (16,602)       (46,567)       (67,463)            -
-------------   --------------   -------------   -------------   -------------   ------------   ------------   -----------

      133,344            5,360         (45,569)         29,794         (93,221)        47,472      2,333,285       889,969
-------------   --------------   -------------   -------------   -------------   ------------   ------------   -----------

      146,214           12,804         (46,958)         34,048         (78,078)       141,035      2,466,464     1,347,837

       64,971           52,167          46,958          12,910         891,329        750,294      5,131,682     3,783,845
-------------   --------------   -------------   -------------   -------------   ------------   ------------   -----------

$     211,185   $       64,971   $           -   $      46,958   $     813,251   $    891,329   $  7,598,146   $ 5,131,682
=============   ==============   =============   =============   =============   ============   ============   ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                             MONDRIAN INTERNATIONAL STOCK
                                                    MFS VALUE PORTFOLIO                PORTFOLIO             PIONEER FUND PORTFOLIO
                                                   ----------------------    ----------------------------    ----------------------
                                                     2005         2004           2005            2004          2005         2004
                                                   ---------    ---------    ------------    ------------    ---------    ---------
OPERATIONS:
  Net investment income (loss) .................   $   3,465    $     647    $     (9,345)   $      3,481    $  (3,807)   $    (898)
  Realized gain (loss) .........................      26,270        1,094          24,832          11,277      (13,037)      (9,070)
  Change in unrealized gain (loss)
    on investments .............................      (7,835)       8,561          43,333          84,620       30,953       38,312
                                                   ---------    ---------    ------------    ------------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ................      21,900       10,302          58,820          99,378       14,109       28,344
                                                   ---------    ---------    ------------    ------------    ---------    ---------

UNIT TRANSACTIONS:
  Participant purchase payments ................     363,640       64,261          16,676         266,327       80,925       28,002
  Participant transfers from other
    funding options ............................     210,001       33,614          32,609         100,793       12,346            -
  Administrative and asset allocation charges ..           -            -               -               -            -            -
  Contract surrenders ..........................      (2,411)      (2,710)        (71,633)         (8,182)     (11,277)      (6,028)
  Participant transfers to other
    funding options ............................     (15,141)      (9,802)        (66,311)        (15,256)     (38,284)     (25,665)
  Other receipts/(payments) ....................           -            -               -               -      (34,038)           -
                                                   ---------    ---------    ------------    ------------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions .........     556,089       85,363         (88,659)        343,682        9,672       (3,691)
                                                   ---------    ---------    ------------    ------------    ---------    ---------

    Net increase (decrease) in net assets ......     577,989       95,665         (29,839)        443,060       23,781       24,653

NET ASSETS:
    Beginning of year ..........................      95,665            -         818,556         375,496      300,403      275,750
                                                   ---------    ---------    ------------    ------------    ---------    ---------

    End of year ................................   $ 673,654    $  95,665    $    788,717    $    818,556    $ 324,184    $ 300,403
                                                   =========    =========    ============    ============    =========    =========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                        U.S. GOVERNMENT SECURITIES
PIONEER STRATEGIC INCOME PORTFOLIO    STRATEGIC EQUITY PORTFOLIO    TRAVELERS QUALITY BOND PORTFOLIO             PORTFOLIO
----------------------------------    --------------------------    --------------------------------    --------------------------
     2005               2004             2005           2004             2005              2004            2005           2004
---------------    ---------------    -----------    -----------    --------------    --------------    -----------    -----------
$        50,140    $        21,929    $    (9,359)   $     2,611    $      (29,678)   $       84,183    $   (64,692)   $   163,815
          1,735              1,031         73,658         39,460            (2,447)            1,353          7,703        (20,360)

        (28,314)            11,767        (68,374)        92,337            41,248           (40,656)       210,903        114,051
---------------    ---------------    -----------    -----------    --------------    --------------    -----------    -----------

         23,561             34,727         (4,075)       134,408             9,123            44,880        153,914        257,506
---------------    ---------------    -----------    -----------    --------------    --------------    -----------    -----------

        858,799            102,175        168,573        133,816           176,848           419,446        904,736        499,896

        287,618             17,091         11,162            100            44,539            96,823        165,978        153,235
              -                  -              -              -                 -                 -              -              -

        (10,877)           (29,988)      (212,960)      (225,806)          (58,657)          (59,983)      (370,226)      (375,916)

        (16,679)           (71,970)      (219,887)       (17,466)          (55,222)         (109,132)      (261,345)      (997,724)
              1                  -              -              -           (52,415)                -        (98,325)        (1,337)
---------------    ---------------    -----------    -----------    --------------    --------------    -----------    -----------

      1,118,862             17,308       (253,112)      (109,356)           55,093           347,154        340,818       (721,846)
---------------    ---------------    -----------    -----------    --------------    --------------    -----------    -----------

      1,142,423             52,035       (257,187)        25,052            64,216           392,034        494,732       (464,340)

        406,178            354,143      1,658,533      1,633,481         2,360,350         1,968,316      5,029,520      5,493,860
---------------    ---------------    -----------    -----------    --------------    --------------    -----------    -----------

$     1,548,601    $       406,178    $ 1,401,346    $ 1,658,533    $    2,424,566    $    2,360,350    $ 5,524,252    $ 5,029,520
===============    ===============    ===========    ===========    ==============    ==============    ===========    ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                            SB ADJUSTABLE RATE INCOME   SMITH BARNEY AGGRESSIVE GROWTH  SMITH BARNEY HIGH INCOME
                                            PORTFOLIO - CLASS I SHARES            PORTFOLIO                    PORTFOLIO
                                            --------------------------  ------------------------------  ------------------------
                                                2005          2004          2005             2004          2005          2004
                                            -----------    -----------  -------------    -------------  ----------    ----------
OPERATIONS:
  Net investment income (loss) ..........   $     2,226    $       346  $     (46,792)   $     (36,387) $   19,786    $   19,153
  Realized gain (loss) ..................            17              3         70,960           26,397         747           655
  Change in unrealized gain (loss)
    on investments ......................        (1,025)           (84)       358,991          287,283     (16,562)        1,527
                                            -----------    -----------  -------------    -------------  ----------    ----------

    Net increase (decrease) in net assets
      resulting from operations .........         1,218            265        383,159          277,293       3,971        21,335
                                            -----------    -----------  -------------    -------------  ----------    ----------

UNIT TRANSACTIONS:
  Participant purchase payments .........        13,194         85,667        651,551        1,100,606      10,242        61,944
  Participant transfers from other
    funding options .....................        18,728              -        112,157          105,023      15,647        20,300
  Administrative and asset
    allocation charges ..................             -              -              -                -           -             -
  Contract surrenders ...................             -              -       (160,174)         (45,037)     (3,446)         (915)
  Participant transfers to other
    funding options .....................             -              -       (390,505)         (53,757)    (14,679)       (8,578)
  Other receipts/(payments) .............             -              -              -                -           -             -
                                            -----------    -----------  -------------    -------------  ----------    ----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..        31,922         85,667        213,029        1,106,835       7,764        72,751
                                            -----------    -----------  -------------    -------------  ----------    ----------
    Net increase (decrease)
      in net assets .....................        33,140         85,932        596,188        1,384,128      11,735        94,086

NET ASSETS:
    Beginning of year ...................        86,933          1,001      3,746,362        2,362,234     272,218       178,132
                                            -----------    -----------  -------------    -------------  ----------    ----------

    End of year .........................   $   120,073    $    86,933  $   4,342,550    $   3,746,362  $  283,953    $  272,218
                                            ===========    ===========  =============    =============  ==========    ==========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

  SMITH BARNEY INTERNATIONAL           SMITH BARNEY LARGE                                             COMSTOCK PORTFOLIO - CLASS II
   ALL CAP GROWTH PORTFOLIO      CAPITALIZATION GROWTH PORTFOLIO   SOCIAL AWARENESS STOCK PORTFOLIO              SHARES
------------------------------   -------------------------------   --------------------------------   -----------------------------
    2005             2004            2005              2004            2005              2004             2005            2004
------------    --------------   -------------    --------------   -------------    ---------------   ------------    -------------
$       (293)   $       (2,229)  $     (12,396)   $       (9,058)  $      (2,228)   $        (2,014)  $     (3,678)   $        (211)

      72,770            29,259          15,409            (1,274)         11,452              1,755          6,586               10
     (15,613)           39,874          35,420            (1,876)          4,748             21,639         23,733            5,192
------------    --------------   -------------    --------------   -------------    ---------------   ------------    -------------

      56,864            66,904          38,433           (12,208)         13,972             21,380         26,641            4,991
------------    --------------   -------------    --------------   -------------    ---------------   ------------    -------------

      48,021           114,652         181,694           501,345          43,277             30,089        429,074           63,082

     849,300           767,156          32,903            54,187           9,215                  -        267,689           18,369
           -                 -               -                 -               -                  -              -                -

    (107,280)          (18,301)        (87,594)          (23,023)        (44,371)           (10,539)        (5,163)               -

    (923,438)         (773,939)       (265,958)         (126,215)        (11,361)            (1,000)        (8,739)          (1,500)

           -                 -               -                 -               -                  -              -                -
------------    --------------   -------------    --------------   -------------    ---------------   ------------    -------------

    (133,397)           89,568        (138,955)          406,294          (3,240)            18,550        682,861           79,951
------------    --------------   -------------    --------------   -------------    ---------------   ------------    -------------

     (76,533)          156,472        (100,522)          394,086          10,732             39,930        709,502           84,942

     559,247           402,775       1,228,614           834,528         473,080            433,150         86,199            1,257
------------    --------------   -------------    --------------   -------------    ---------------   ------------    -------------

$    482,714    $      559,247   $   1,128,092    $    1,228,614   $     483,812    $       473,080   $    795,701    $      86,199
============    ==============   =============    ==============   =============    ===============   ============    =============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                      EMERGING GROWTH         ENTERPRISE PORTFOLIO -   SMITH BARNEY SMALL CAP GROWTH
                                                PORTFOLIO - CLASS II SHARES      CLASS II  SHARES        OPPORTUNITIES PORTFOLIO
                                                ---------------------------   ----------------------   -----------------------------
                                                    2005           2004          2005         2004        2005             2004
                                                 ----------     -----------   -----------    -------   -----------     ------------
OPERATIONS:
   Net investment income (loss) ...............  $     (880)    $      (674)  $         3    $   (10)  $      (732)    $      (445)
   Realized gain (loss) .......................       1,796           2,019            88          -         9,030           6,088
   Change in unrealized gain (loss)
      on investments ..........................       2,995           5,036           (85)        58        (6,368)          1,719
                                                 ----------     -----------   -----------    -------   -----------     -----------

      Net increase (decrease) in net assets
         resulting from operations ............       3,911           6,381             6         48         1,930           7,362
                                                 ----------     -----------   -----------    -------   -----------     -----------

UNIT TRANSACTIONS:
   Participant purchase payments ..............      (2,871)          5,092        (1,641)         -        21,948          31,171
   Participant transfers from other
      funding options .........................           -          38,000             -          -        12,250          47,076
   Administrative and asset allocation
      charges .................................           -               -             -          -             -               -
   Contract surrenders ........................      (8,609)              -             -          -       (35,220)         (2,639)
   Participant transfers to other
      funding options .........................      (3,276)        (15,627)            -          -        (2,400)        (46,682)
   Other receipts/(payments) ..................           -               -             -          -             -               -
                                                 ----------     -----------   -----------    -------   -----------     -----------

      Net increase (decrease) in net assets
         resulting from unit transactions .....     (14,756)         27,465        (1,641)         -        (3,422)         28,926
                                                 ----------     -----------   -----------    -------   -----------     -----------

      Net increase (decrease) in net assets ...     (10,845)         33,846        (1,635)        48        (1,492)         36,288

NET ASSETS:
      Beginning of year .......................      81,943          48,097         1,635      1,587        73,972          37,684
                                                 ----------     -----------   -----------    -------   -----------     -----------

      End of year .............................  $   71,098     $    81,943   $         -    $ 1,635   $    72,480     $    73,972
                                                 ==========     ===========   ===========    =======   ===========     ===========

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

  ASSET MANAGER PORTFOLIO -        CONTRAFUND(R) PORTFOLIO -     DYNAMIC CAPITAL APPRECIATION       MID CAP PORTFOLIO - SERVICE
       SERVICE CLASS 2                 SERVICE CLASS 2            PORTFOLIO - SERVICE CLASS 2              CLASS 2
-----------------------------     --------------------------     -----------------------------      ---------------------------
    2005           2004                2005         2004             2005            2004              2005            2004
-------------  -------------       -----------  ------------     -------------    ------------      -----------    ------------
$      42,060  $      28,626       $   (35,357) $    (23,322)    $      (2,374)   $     (2,747)     $   (39,912)   $    (20,093)
       38,894         11,201           135,821       113,288            16,812           2,037          173,243          40,675

       (5,695)        78,269           380,279       238,216            20,936          (4,625)         421,956         381,950
-------------  -------------       -----------  ------------     -------------    ------------      -----------    ------------

       75,259        118,096           480,743       328,182            35,374          (5,335)         555,287         402,532
-------------  -------------       -----------  ------------     -------------    ------------      -----------    ------------

      216,512        836,849           852,443       599,874            25,500          10,288        1,486,182         730,766

       11,320         65,419           635,238       929,713            11,049               -          884,313         224,549

            -              -                 -             -                 -               -                -               -
     (174,924)      (148,157)         (205,529)      (26,978)          (37,590)        (31,841)        (219,738)        (19,461)

     (309,991)       (22,129)         (544,299)     (761,399)          (39,682)        (12,317)        (432,896)       (139,540)
            -              -           (12,079)            -                 -               -                -               -
-------------  -------------       -----------  ------------     -------------    ------------      -----------    ------------

     (257,083)       731,982           725,774       741,210           (40,723)        (33,870)       1,717,861         796,314
-------------  -------------       -----------  ------------     -------------    ------------      -----------    ------------

     (181,824)       850,078         1,206,517     1,069,392            (5,349)        (39,205)       2,273,148       1,198,846

    3,287,350      2,437,272         2,893,282     1,823,890           208,712         247,917        2,303,658       1,104,812
-------------  -------------       -----------  ------------     -------------    ------------      -----------    ------------

$   3,105,526  $   3,287,350       $ 4,099,799  $  2,893,282     $     203,363    $    208,712      $ 4,576,806    $  2,303,658
=============  =============       ===========  ============     =============    ============      ===========    ============

                        See Notes to Financial Statements

                       THE TRAVELERS SEPARATE ACCOUNT FIVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                    WELLS FARGO ADVANTAGE MULTI
                                                          CAP VALUE FUND
                                                    ---------------------------
                                                        2005            2004
                                                    ------------    -----------
OPERATIONS:
   Net investment income (loss) ..................  $     (1,462)   $    (1,807)
   Realized gain (loss) ..........................         4,865          5,015
   Change in unrealized gain (loss)
      on investments .............................        20,703         18,615
                                                    ------------    -----------

      Net increase (decrease) in net assets
         resulting from operations ...............        24,106         21,823
                                                    ------------    -----------

UNIT TRANSACTIONS:
   Participant purchase payments .................             -           (123)
   Participant transfers from other
      funding options ............................        21,077              -
   Administrative and asset allocation charges ...             -              -
   Contract surrenders ...........................       (15,348)       (19,582)
   Participant transfers to other funding
      options ....................................             -              -
   Other receipts/(payments) .....................             -              -
                                                    ------------    -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ........         5,729        (19,705)
                                                    ------------  -------------

      Net increase (decrease) in net assets ......        29,835          2,118

NET ASSETS:
      Beginning of year ..........................       160,615        158,497
                                                    ------------    -----------

      End of year ................................  $    190,450    $   160,615
                                                    ============    ===========

                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

      On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup Inc. ("Citigroup") including The Travelers Insurance Company, The Travelers Life and Annuity Company, certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses.

      Effective July 1, 2005, a reorganization of mutual funds within two trusts was implemented. As part of the acquisition, MetLife acquired The Travelers Series Trust while Citigroup retained the Travelers Series Fund, Inc. The AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, and Strategic Equity Portfolio were moved from the Travelers Series Fund, Inc. to The Travelers Series Trust. Additionally, the Social Awareness Stock Portfolio was moved from The Travelers Series Trust to the Travelers Series Fund, Inc.

      The Travelers Separate Account Five for Variable Annuities ("Separate Account Five") is a separate account of The Travelers Insurance Company ("The Company"), a wholly owned subsidiary of MetLife and is available for funding certain variable annuity contracts issued by The Company. Separate Account Five, established on March 27, 1997, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The product supported by Separate Account Five is Travelers Retirement Account Annuity.

      Participant purchase payments applied to Separate Account Five are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2005, the investments comprising Separate Account Five were:

         Capital Appreciation Fund, Massachusetts business trust, Affiliate of
            The Company
         High Yield Bond Trust, Massachusetts business trust, Affiliate of The
            Company
         Managed Assets Trust, Massachusetts business trust, Affiliate of The
            Company
         Money Market Portfolio, Massachusetts business trust, Affiliate of The
            Company
         American Funds Insurance Series, Massachusetts business trust
            Global Growth Fund - Class 2 Shares
            Growth Fund - Class 2 Shares
            Growth-Income Fund - Class 2 Shares
         CitiStreet Funds, Inc., Massachusetts business trust, Affiliate of The
            Company
            CitiStreet Diversified Bond Fund - Class I
            CitiStreet International Stock Fund - Class I
            CitiStreet Large Company Stock Fund - Class I
            CitiStreet Small Company Stock Fund - Class I
         Credit Suisse Trust, Massachusetts business trust
            Credit Suisse Trust Emerging Markets Portfolio
         Delaware VIP Trust, Maryland business trust
            Delaware VIP REIT Series - Standard Class
            Delaware VIP Small Cap Value Series - Standard Class
         Dreyfus Variable Investment Fund, Maryland business trust
            Dreyfus VIF - Appreciation Portfolio - Initial Shares
            Dreyfus VIF - Developing Leaders Portfolio - Initial Shares Franklin Templeton Variable Insurance Products Trust, Massachusetts
            business trust
            Mutual Shares Securities Fund - Class 2 Shares
            Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
            Templeton Growth Securities Fund - Class 2 Shares
         Greenwich Street Series Fund, Massachusetts business trust, Affiliate of The Company
            Appreciation Portfolio
            Equity Index Portfolio - Class II Shares
            Fundamental Value Portfolio
         Janus Aspen Series, Delaware business trust
            Balanced Portfolio - Service Shares
            Mid Cap Growth Portfolio - Service Shares
            Worldwide Growth Portfolio - Service Shares

         Lazard Retirement Series, Inc., Massachusetts business trust
            Lazard Retirement Small Cap Portfolio
         Lord Abbett Series Fund, Inc., Maryland business trust
            Growth and Income Portfolio
            Mid-Cap Value Portfolio
         Oppenheimer Variable Account Funds, Massachusetts business trust
            Oppenheimer Main Street Fund/VA - Service Shares
         PIMCO Variable Insurance Trust, Massachusetts business trust
            Real Return Portfolio - Administrative Class
            Total Return Portfolio - Administrative Class
         Putnam Variable Trust, Massachusetts business trust
            Putnam VT Discovery Growth Fund - Class IB Shares
            Putnam VT International Equity Fund - Class IB Shares
            Putnam VT Small Cap Value Fund - Class IB Shares
         Salomon Brothers Variable Series Funds Inc., Maryland business trust
            All Cap Fund - Class I
            Investors Fund - Class I
            Small Cap Growth Fund - Class I
            Total Return Fund - Class I
         Smith Barney Investment Series, Massachusetts business trust
            Smith Barney Dividend Strategy Portfolio
            Smith Barney Premier Selections All Cap Growth Portfolio
         The Travelers Series Trust, Massachusetts business trust, Affiliate of The Company
            AIM Capital Appreciation Portfolio
            Convertible Securities Portfolio
            Disciplined Mid Cap Stock Portfolio
            Equity Income Portfolio
            Federated Stock Portfolio
            Large Cap Portfolio
            Mercury Large Cap Core Portfolio (Formerly Merrill Lynch Large
               Cap Core Portfolio)
            MFS Mid Cap Growth Portfolio
            MFS Total Return Portfolio
            MFS Value Portfolio
            Mondrian International Stock Portfolio (Formerly Lazard
               International Stock Portfolio)
            Pioneer Fund Portfolio
            Pioneer Mid Cap Value Portfolio *
            Pioneer Strategic Income Portfolio
            Strategic Equity Portfolio
            Style Focus Series: Small Cap Growth Portfolio *
            Style Focus Series: Small Cap Value Portfolio *
            Travelers Quality Bond Portfolio
            U.S. Government Securities Portfolio
         Travelers Series Fund Inc., Maryland business trust
            SB Adjustable Rate Income Portfolio - Class I Shares
            Smith Barney Aggressive Growth Portfolio
            Smith Barney High Income Portfolio
            Smith Barney International All Cap Growth Portfolio
            Smith Barney Large Capitalization Growth Portfolio
            Social Awareness Stock Portfolio

         Van Kampen Life Investment Trust, Delaware business trust
            Comstock Portfolio - Class II Shares
            Emerging Growth Portfolio - Class II Shares
            Enterprise Portfolio - Class II Shares *
         Variable Annuity Portfolios, Massachusetts business trust
            Smith Barney Small Cap Growth Opportunities Portfolio
         Variable Insurance Products Fund, Massachusetts business trust
            Asset Manager Portfolio - Service Class 2
            Contrafund(R) Portfolio - Service Class 2
            Dynamic Capital Appreciation Portfolio - Service Class 2
            Mid Cap Portfolio - Service Class 2
         Wells Fargo Variable Trust (Formerly Strong Variable Insurance Funds,
            Inc.), Delaware business trust
            Wells Fargo Advantage Multi Cap Value Fund (Formerly Strong Multi
               Cap Value Fund II)

         * No assets for the period

New Funds in 2005 included above:

      Pioneer Mid Cap Value Portfolio                  The Travelers Series Trust       5/2/2005
      Real Return Portfolio - Administrative Class     PIMCO Variable Insurance Trust   5/2/2005
      Style Focus Series: Small Cap Growth Portfolio   The Travelers Series Trust       5/2/2005
      Style Focus Series: Small Cap Value Portfolio    The Travelers Series Trust       5/2/2005

      Not all funds may be available in all states or to all contract owners.

      This report is prepared for the general information of contract owners and is not an offer of units of Separate Account Five or shares of Separate Account Five's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for Separate Account Five product offered by The Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by Separate Account Five in the preparation of its financial statements.

      Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

      Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions are recorded on the ex-distribution date.

      Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with The Company and distributions for payouts.

      The operations of Separate Account Five form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Separate Account Five. Separate Account Five is not taxed as a "regulated investment company" under Subchapter M of the Code.

      In 2001, Separate Account Five adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

      The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values:

      - Mortality and Expense Risks assumed by The Company (M&E)
      - Floor Benefit(FL), as chosen by the policyholder

      The table below displays separate account charges with their associated products offered in this Separate Account for each funding option. The table displays Standard (S) and Optional (O) Death Benefit (Dth Ben) designations:

SEPARATE ACCOUNT                                         FIVE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 Asset-based Charges
                                                 Dth                                       -------------------------------
   Separate Account Charge (1) (5)               Ben                 Product                M&E         FL (2)     Total
--------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.80% 3% AIR              S      Travelers Retirement Account      0.80%                   0.80%

Separate Account Charge 0.80% 5% AIR              S      Travelers Retirement Account      0.80%                   0.80%

Separate Account Charge 0.80% 0.25% FL (3)        S      Travelers Retirement Account      0.80%        0.25%      1.05%

Separate Account Charge 0.80% 0.43% FL (3)        S      Travelers Retirement Account      0.80%        0.43%      1.23%

Separate Account Charge 0.80% 0.62% FL (4)        S      Travelers Retirement Account      0.80%        0.62%      1.42%

Separate Account Charge 0.80% 1.10% FL (4)        S      Travelers Retirement Account      0.80%        1.10%      1.90%

Separate Account Charge 1.25% 3% AIR              O      Travelers Retirement Account      1.25%                   1.25%

Separate Account Charge 1.25% 5% AIR              O      Travelers Retirement Account      1.25%                   1.25%

Separate Account Charge 1.25% 0.33% FL (3)        O      Travelers Retirement Account      1.25%        0.33%      1.58%

Separate Account Charge 1.25% 0.53% FL (3)        O      Travelers Retirement Account      1.25%        0.53%      1.78%

Separate Account Charge 1.25% 0.83% FL (4)        O      Travelers Retirement Account      1.25%        0.83%      2.08%

Separate Account Charge 1.25% 1.40% FL (4)        O      Travelers Retirement Account      1.25%        1.40%      2.65%

(1) Certain accumulation and annuity unit values may not be available through certain sub-accounts.

(2) This charge applies in the annuitization phase when the floor benefit has been selected.

(3) Applies to the Travelers Quality Bond Portfolio and the U.S. Government Securities Portfolio.

(4)   Applies to the Equity Index Portfolio - Class II Shares.

(5)   Assumed Interest Rate (AIR)

      No sales charges are deducted from participant purchase payments when they are received. However, The Company assesses a withdrawal charge if a participant's purchase payment is surrendered within five years of its payment date. The maximum charge, applied to the amount withdrawn, is 5% decreasing to 0% in years six and later and assessed through the redemption of units.

      If the Variable Annuitization Floor Benefit is selected, a charge is assessed through the redemption of units upon election of this benefit. This charge compensates The Company for guaranteeing a minimum variable annuity payment regardless of the performance of the variable funding option. The charge will vary based upon market conditions, but will not exceed 3% annually. It will be set at the time of election and remain level throughout the term of annuitization.

      If the Liquidity Benefit is selected, there is a surrender charge of 5% of the amount withdrawn assessed through the redemption of units. Participants in CitiStreet Funds Inc. ("the Funds"), may elect to enter into a separate asset allocation advisory agreement with CitiStreet Financial Services, LLC ("CitiStreet"), an affiliate of The Company. Under this arrangement, CitiStreet provides asset allocation advice and charges participants an annual fee, plus a one-time set-up fee of $30. The annual fee, which decreases as the participant's assets increase, was 0.80% from January 1, 2005 to August 31, 2005. On September 1, 2005, this fee was reduced to 0.75%.

      For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. PORTFOLIO MERGERS, SUBSTITUTIONS, AND/OR LIQUIDATIONS

      Effective February 25, 2005, The Travelers Series Trust: MFS Emerging Growth Portfolio was merged into The Travelers Series Trust: MFS Mid Cap Growth Portfolio.

5. OTHER

      If the Optional Death Benefit and Credit is selected, The Company will add a credit to the contract with each purchase payment. Each credit is added to the contract value when the applicable purchase payment is applied and will equal 2% of each purchase payment. These credits are applied pro rata to the same funding option(s) to which the purchase payment was applied. An additional annuitization credit is applied to a contract value once an annuity option is purchased. This credit equals 0.5% of the contract value if annuitized during contract years 2-5, 1% during contract years 6-10 and 2% after contract year 10. There is no credit applied to contracts held less than one year.

6. STATEMENT OF INVESTMENTS

                                                                                FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                       ----------------------------------------------------

                                                                         NO. OF        MARKET       COST OF       PROCEEDS
INVESTMENTS                                                              SHARES        VALUE       PURCHASES     FROM SALES
                                                                       ----------   -----------   -----------   -----------
CAPITAL APPRECIATION FUND (3.7%)
      Total (Cost $4,926,242)                                              85,101   $ 6,661,704   $ 1,971,357   $ 1,042,216
                                                                       ----------   -----------   -----------   -----------

HIGH YIELD BOND TRUST (1.3%)
      Total (Cost $2,147,573)                                             227,862     2,287,737       674,141       539,136
                                                                       ----------   -----------   -----------   -----------

MANAGED ASSETS TRUST (2.5%)
      Total (Cost $4,252,637)                                             259,118     4,456,835     1,072,754     1,091,977
                                                                       ----------   -----------   -----------   -----------

MONEY MARKET PORTFOLIO (2.5%)
      Total (Cost $4,582,172)                                           4,582,172     4,582,172     2,956,703     1,738,677
                                                                       ----------   -----------   -----------   -----------

AMERICAN FUNDS INSURANCE SERIES (1.3%)
   Global Growth Fund - Class 2 Shares (Cost $250,069)                     13,992       273,130       246,097         7,593
   Growth Fund - Class 2 Shares (Cost $1,004,202)                          18,802     1,108,944       946,921        35,517
   Growth-Income Fund - Class 2 Shares (Cost $966,386)                     26,490     1,009,782       906,140        89,840
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $2,220,657)                                              59,284     2,391,856     2,099,158       132,950
                                                                       ----------   -----------   -----------   -----------

CITISTREET FUNDS, INC. (40.2%)
   CitiStreet Diversified Bond Fund - Class I (Cost $29,515,142)        2,539,954    29,666,658     9,942,197     1,207,955
   CitiStreet International Stock Fund - Class I (Cost $10,277,617)       862,401    13,211,978     3,398,676       711,852
   CitiStreet Large Company Stock Fund - Class I (Cost $16,456,077)     1,556,357    19,127,624     5,655,278       788,639
   CitiStreet Small Company Stock Fund - Class I (Cost $8,325,338)        708,452    10,152,124     2,880,657       398,088
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $64,574,174)                                          5,667,164    72,158,384    21,876,808     3,106,534
                                                                       ----------   -----------   -----------   -----------

CREDIT SUISSE TRUST (0.1%)
   Credit Suisse Trust Emerging Markets Portfolio
      Total (Cost $151,462)                                                13,159       221,338        71,437        53,197
                                                                       ----------   -----------   -----------   -----------

DELAWARE VIP TRUST (2.2%)
   Delaware VIP REIT Series - Standard Class (Cost $1,681,355)            108,755     2,041,332       890,031       501,581
   Delaware VIP Small Cap Value Series - Standard Class
      (Cost $1,525,206)                                                    62,045     1,912,832       741,617       150,401
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $3,206,561)                                             170,800     3,954,164     1,631,648       651,982
                                                                       ----------   -----------   -----------   -----------

DREYFUS VARIABLE INVESTMENT FUND (1.8%)
   Dreyfus VIF - Appreciation Portfolio - Initial Shares
      (Cost $640,015)                                                      18,162       673,976       169,960       275,897
   Dreyfus VIF - Developing Leaders Portfolio - Initial Shares
      (Cost $2,187,473)                                                    59,706     2,624,666       569,655       588,961
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $2,827,488)                                              77,868     3,298,642       739,615       864,858
                                                                       ----------   -----------   -----------   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (2.1%)
   Mutual Shares Securities Fund - Class 2 Shares (Cost $305,464)          18,601       337,989       228,572        27,092
   Templeton Developing Markets Securities Fund - Class 2 Shares
     (Cost $506,075)                                                       54,354       592,464       467,552        12,302
   Templeton Foreign Securities Fund - Class 2 Shares
      (Cost $586,841)                                                      40,847       638,023       527,507        28,091
   Templeton Growth Securities Fund - Class 2 Shares
      (Cost $2,021,777)                                                   156,245     2,157,738     1,749,418        68,082
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $3,420,157)                                             270,047     3,726,214     2,973,049       135,567
                                                                       ----------   -----------   -----------   -----------

GREENWICH STREET SERIES FUND (6.0%)
   Appreciation Portfolio (Cost $1,239,298)                                65,147     1,578,501        72,189       333,306
   Equity Index Portfolio - Class II Shares (Cost $6,041,314)             229,564     6,978,735     1,786,907       792,371
   Fundamental Value Portfolio (Cost $1,938,369)                          107,613     2,220,062       325,772       676,190
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $9,218,981)                                             402,324    10,777,298     2,184,868     1,801,867
                                                                       ----------   -----------   -----------   -----------

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2005 (CONTINUED)
                                                                       ----------------------------------------------------

                                                                         NO. OF        MARKET       COST OF       PROCEEDS
INVESTMENTS                                                              SHARES        VALUE       PURCHASES     FROM SALES
                                                                       ----------   -----------   -----------   -----------
JANUS ASPEN SERIES (0.6%)
   Balanced Portfolio - Service Shares (Cost $300,511)                     13,627   $   362,756   $    11,580   $   110,740
   Mid Cap Growth Portfolio - Service Shares (Cost $248,057)               10,917       310,161       166,495        49,243
   Worldwide Growth Portfolio - Service Shares (Cost $405,576)             13,601       377,573        62,396       157,853
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $954,144)                                                38,145     1,050,490       240,471       317,836
                                                                       ----------   -----------   -----------   -----------

LAZARD RETIREMENT SERIES, INC. (0.1%)
   Lazard Retirement Small Cap Portfolio
      Total (Cost $102,752)                                                 6,251       101,957       112,804        14,822
                                                                       ----------   -----------   -----------   -----------

LORD ABBETT SERIES FUND, INC. (0.8%)
   Growth and Income Portfolio (Cost $629,628)                             23,565       616,470       554,275        13,667
   Mid-Cap Value Portfolio (Cost $769,829)                                 36,557       770,994       764,009        36,322
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $1,399,457)                                              60,122     1,387,464     1,318,284        49,989
                                                                       ----------   -----------   -----------   -----------

OPPENHEIMER VARIABLE ACCOUNT FUNDS (0.1%)
   Oppenheimer Main Street Fund/VA - Service Shares
      Total (Cost $111,351)                                                 5,537       119,776        72,507         3,214
                                                                       ----------   -----------   -----------   -----------

PIMCO VARIABLE INSURANCE TRUST (2.0%)
   Real Return Portfolio - Administrative Class (Cost $145,050)            11,306       143,476       145,305           253
   Total Return Portfolio - Administrative Class (Cost $3,498,523)        339,087     3,472,255       960,351       356,183
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $3,643,573)                                             350,393     3,615,731     1,105,656       356,436
                                                                       ----------   -----------   -----------   -----------

PUTNAM VARIABLE TRUST (1.2%)
   Putnam VT Discovery Growth Fund - Class IB Shares (Cost $1,231)            284         1,515             -           785
   Putnam VT International Equity Fund - Class IB Shares
      (Cost $148,706)                                                      12,024       195,503        72,470        72,278
   Putnam VT Small Cap Value Fund - Class IB Shares
      (Cost $1,675,144)                                                    86,488     1,983,171     1,053,645        98,217
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $1,825,081)                                              98,796     2,180,189     1,126,115       171,280
                                                                       ----------   -----------   -----------   -----------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (1.0%)
   All Cap Fund - Class I (Cost $776,991)                                  53,794       933,322       157,176       455,720
   Investors Fund - Class I (Cost $227,863)                                19,859       288,747        30,224        67,927
   Small Cap Growth Fund - Class I (Cost $332,324)                         29,551       403,071        48,351        57,504
   Total Return Fund - Class I (Cost $143,510)                             13,190       149,572        24,054        13,177
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $1,480,688)                                             116,394     1,774,712       259,805       594,328
                                                                       ----------   -----------   -----------   -----------

SMITH BARNEY INVESTMENT SERIES (0.1%)
   Smith Barney Dividend Strategy Portfolio (Cost $117,895)                14,636       127,186        36,800         1,450
   Smith Barney Premier Selections All Cap Growth Portfolio
      (Cost $41,747)                                                        3,665        47,207            57         7,266
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $159,642)                                                18,301       174,393        36,857         8,716
                                                                       ----------   -----------   -----------   -----------

THE TRAVELERS SERIES TRUST (19.3%)
   AIM Capital Appreciation Portfolio (Cost $39,811)                        4,161        48,307         9,158         7,498
   Convertible Securities Portfolio (Cost $44,583)                          3,655        43,317         1,902         2,501
   Disciplined Mid Cap Stock Portfolio (Cost $1,391,541)                   86,788     1,905,871       320,972       199,454
   Equity Income Portfolio (Cost $7,888,556)                              515,394     9,112,166     2,142,744     1,264,489
   Federated Stock Portfolio (Cost $83,724)                                 5,758       100,420        58,148       153,397
   Large Cap Portfolio (Cost $2,174,058)                                  152,688     2,311,690       676,449       777,729
   Mercury Large Cap Core Portfolio (Cost $188,546)                        20,828       211,192       142,222        10,275
   MFS Emerging Growth Portfolio (Cost $0)                                      -             -             -        45,655
   MFS Mid Cap Growth Portfolio (Cost $1,001,378)                         100,529       813,278       171,758       275,279
   MFS Total Return Portfolio (Cost $7,578,290)                           462,189     7,598,394     3,463,341       689,441
   MFS Value Portfolio (Cost $672,950)                                     54,154       673,675       601,865        16,613

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2005 (CONTINUED)
                                                                       ----------------------------------------------------

                                                                         NO. OF        MARKET       COST OF       PROCEEDS
INVESTMENTS                                                              SHARES        VALUE       PURCHASES     FROM SALES
                                                                       ----------   -----------   -----------   -----------
THE TRAVELERS SERIES TRUST (CONTINUED)
   Mondrian International Stock Portfolio (Cost $598,329)                  63,099   $   788,744   $    47,089   $   145,066
   Pioneer Fund Portfolio (Cost $349,222)                                  25,427       324,194        93,119        87,244
   Pioneer Strategic Income Portfolio (Cost $1,565,978)                   165,986     1,548,652     1,268,395        99,341
   Strategic Equity Portfolio (Cost $1,125,241)                            78,774     1,401,393       174,835       437,258
   Travelers Quality Bond Portfolio (Cost $2,437,468)                     216,293     2,424,649       207,147       181,650
   U.S. Government Securities Portfolio (Cost $5,443,683)                 415,683     5,524,432     1,028,514       747,114
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $32,583,358)                                          2,371,406    34,830,374    10,407,658     5,140,004
                                                                       ----------   -----------   -----------   -----------

TRAVELERS SERIES FUND INC. (3.8%)
   SB Adjustable Rate Income Portfolio - Class I Shares
     (Cost $121,186)                                                       12,080       120,077        36,517         2,364
   Smith Barney Aggressive Growth Portfolio (Cost $3,455,391)             292,044     4,342,694       743,266       576,758
   Smith Barney High Income Portfolio (Cost $292,191)                      39,826       283,962        56,884        29,325
   Smith Barney International All Cap Growth Portfolio
     (Cost $417,935)                                                       33,757       482,731       894,293     1,027,966
   Smith Barney Large Capitalization Growth Portfolio
     (Cost $1,013,860)                                                     74,711     1,128,130      206,014       357,327
   Social Awareness Stock Portfolio (Cost $429,698)                        19,207       483,828       113,496       118,948
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $5,730,261)                                             471,625     6,841,422     2,050,470     2,112,688
                                                                       ----------   -----------   -----------   -----------

VAN KAMPEN LIFE INVESTMENT TRUST (0.5%)
   Comstock Portfolio - Class II Shares (Cost $766,541)                    58,295       795,728       731,579        46,645
   Emerging Growth Portfolio - Class II Shares (Cost $57,577)               2,557        71,101             9        15,643
   Enterprise Portfolio - Class II Shares (Cost $0)                             -             -             8         1,646
                                                                       ----------   -----------   -----------   -----------
      Total (Cost $824,118)                                                60,852       866,829       731,596        63,934
                                                                       ----------   -----------   -----------   -----------

VARIABLE ANNUITY PORTFOLIOS (0.0%)
   Smith Barney Small Cap Growth Opportunities Portfolio
      Total (Cost $72,188)                                                  6,687        72,482        42,400        40,491
                                                                       ----------   -----------   -----------   -----------

VARIABLE INSURANCE PRODUCTS FUND (6.7%)
   Asset Manager Portfolio - Service Class 2 (Cost $2,784,747)            209,698     3,105,632       309,425       523,219
   Contrafund(R) Portfolio - Service Class 2 (Cost $3,201,952)            133,592     4,099,937     1,414,852       723,747
   Dynamic Capital Appreciation Portfolio - Service Class 2
     (Cost $152,677)                                                       23,703       203,370        36,549        79,639
   Mid Cap Portfolio - Service Class 2 (Cost $3,539,447)                  132,015     4,576,957     2,336,648       618,196
                                                                       ----------   -----------   -----------   -----------
     Total (Cost $9,678,823)                                              499,008    11,985,896     4,097,474     1,944,801
                                                                       ----------   -----------   -----------   -----------

WELLS FARGO VARIABLE TRUST (0.1%)
   Wells Fargo Advantage Multi Cap Value Fund
      Total (Cost $128,139)                                                13,943       190,457        21,831        17,557
                                                                       ----------   -----------   -----------   -----------

7. FINANCIAL HIGHLIGHTS

                                        YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)   TOTAL RETURN (3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
CAPITAL APPRECIATION FUND                2005   9,751  0.682 - 0.700    6,661               -        0.80 - 1.25      16.78 - 17.25
                                         2004   8,226  0.584 - 0.597    4,811               -        0.80 - 1.25      17.98 - 18.69
                                         2003   6,439  0.495 - 0.503    3,189            0.06        0.80 - 1.25      23.44 - 23.89
                                         2002   5,010  0.401 - 0.406    2,012            1.96        0.80 - 1.25  (26.01) - (25.78)
                                         2001   1,496  0.542 - 0.547      811            0.58        0.80 - 1.25  (27.05) - (26.58)

HIGH YIELD BOND TRUST                    2005   1,529  1.492 - 1.538    2,288            0.01        0.80 - 1.25        0.07 - 0.52
                                         2004   1,420  1.491 - 1.530    2,121            7.71        0.80 - 1.25        7.34 - 7.90
                                         2003   1,092  1.389 - 1.418    1,517            8.19        0.80 - 1.25      13.99 - 27.55
                                         2002     635          1.089      691           17.29               1.25               3.32
                                         2001     427          1.054      450            6.33               1.25               8.21

MANAGED ASSETS TRUST                     2005   3,694  1.206 - 1.243    4,457            0.02        0.80 - 1.25        2.55 - 3.07
                                         2004   3,692  1.176 - 1.206    4,341            2.48        0.80 - 1.25        8.09 - 8.55
                                         2003   3,215  1.088 - 1.111    3,498            2.97        0.80 - 1.25      20.49 - 21.02
                                         2002   2,441  0.903 - 0.918    2,205            6.67        0.80 - 1.25    (9.70) - (9.38)
                                         2001   2,126  1.000 - 1.013    2,127            2.84        0.80 - 1.25    (6.28) - (5.86)

MONEY MARKET PORTFOLIO                   2005   4,087  1.116 - 1.151    4,590            2.91        0.80 - 1.25        1.55 - 2.13
                                         2004   3,058  1.099 - 1.127    3,367            1.00        0.80 - 1.25      (0.18) - 0.18
                                         2003   3,794  1.101 - 1.125    4,185            0.78        0.80 - 1.25      (0.54) - 0.00
                                         2002   3,488  1.107 - 1.125    3,864            1.37        0.80 - 1.25        0.18 - 0.54
                                         2001   2,703  1.105 - 1.119    2,989            3.35        0.80 - 1.25        2.50 - 2.94

AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares    2005     219  1.245 - 1.255      273            0.45        0.80 - 1.25       8.75 - 13.17
                                         2004      12  1.105 - 1.109       13            0.37        0.80 - 1.25      10.90 - 11.39

  Growth Fund - Class 2 Shares           2005     888  1.248 - 1.258    1,109            1.11        0.80 - 1.25      14.71 - 15.31
                                         2004      92  1.088 - 1.091      100            0.25        0.80 - 1.25       8.34 - 10.46

  Growth-Income Fund - Class 2 Shares    2005     895  1.128 - 1.136    1,010            2.09        0.80 - 1.25        4.54 - 4.99
                                         2004     144  1.079 - 1.082      156            1.62        0.80 - 1.25        2.08 - 8.20
CITISTREET FUNDS, INC.
  CitiStreet Diversified Bond
    Fund - Class I                       2005  22,162  1.336 - 1.377   29,666            3.54        0.80 - 1.25        0.83 - 1.25
                                         2004  16,067  1.325 - 1.360   21,320            3.55        0.80 - 1.25        3.35 - 3.82
                                         2003  10,658  1.282 - 1.310   13,680            4.30        0.80 - 1.25        4.23 - 4.72
                                         2002   8,356  1.230 - 1.251   10,286            4.25        0.80 - 1.25        7.61 - 8.12
                                         2001   3,247          1.143    3,710            4.55               1.25               5.54

  CitiStreet International Stock
    Fund - Class I                       2005  11,676  1.130 - 1.165   13,212            1.40        0.80 - 1.25      13.23 - 13.77
                                         2004   9,029  0.998 - 1.024    9,021            1.43        0.80 - 1.25      13.41 - 13.90
                                         2003   6,821  0.880 - 0.899    6,008            0.84        0.80 - 1.25      28.47 - 28.98
                                         2002   4,776  0.685 - 0.697    3,275            0.65        0.80 - 1.25  (23.29) - (22.90)
                                         2001   1,528          0.904    1,364            1.21               1.25            (22.42)

                                        YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)   TOTAL RETURN (3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
CITISTREET FUNDS, INC. (CONTINUED)
  CitiStreet Large Company Stock
    Fund - Class I                       2005  24,965  0.765 - 0.789   19,127            1.19        0.80 - 1.25        5.37 - 5.76
                                         2004  18,306  0.726 - 0.746   13,310            0.89        0.80 - 1.25        8.68 - 9.22
                                         2003  12,605  0.668 - 0.683    8,433            0.74        0.80 - 1.25      26.52 - 27.19
                                         2002   8,184  0.528 - 0.537    4,327            0.68        0.80 - 1.25  (23.81) - (23.50)
                                         2001   2,769          0.693    1,919            0.91               1.25            (16.81)

  CitiStreet Small Company Stock
    Fund - Class I                       2005   4,977  2.038 - 2.101   10,152            0.12        0.80 - 1.25        5.93 - 6.43
                                         2004   3,829  1.924 - 1.974    7,371            0.12        0.80 - 1.25      13.51 - 13.97
                                         2003   2,824  1.695 - 1.732    4,788            0.14        0.80 - 1.25      41.37 - 41.97
                                         2002   1,541  1.199 - 1.220    1,849            0.55        0.80 - 1.25  (24.69) - (24.32)
                                         2001     530          1.592      844            0.05               1.25               0.32
CREDIT SUISSE TRUST
  Credit Suisse Trust Emerging
     Markets Portfolio                   2005     127  1.740 - 1.793      221            0.69        0.80 - 1.25      26.36 - 26.98
                                         2004     116  1.377 - 1.412      161            0.29        0.80 - 1.25      23.39 - 23.86
                                         2003     121  1.116 - 1.140      135               -        0.80 - 1.25      41.09 - 41.79
                                         2002     113  0.791 - 0.804       90            0.18        0.80 - 1.25     (12.69) - 4.15
                                         2001     120          0.906      109               -               1.25            (10.74)
DELAWARE VIP TRUST
  Delaware VIP REIT Series -
    Standard Class                       2005     833  2.445 - 2.517    2,041            1.82        0.80 - 1.25        5.84 - 6.29
                                         2004     715  2.310 - 2.368    1,656            1.87        0.80 - 1.25      29.78 - 30.40
                                         2003     561  1.780 - 1.816    1,000            2.01        0.80 - 1.25      32.34 - 32.94
                                         2002     299  1.345 - 1.366      402            1.76        0.80 - 1.25      (6.63) - 3.22
                                         2001     107          1.303      139            1.73               1.25               7.42
  Delaware VIP Small Cap Value
    Series - Standard Class              2005     883  2.159 - 2.225    1,913            0.34        0.80 - 1.25        8.06 - 8.54
                                         2004     641  1.998 - 2.050    1,282            0.19        0.80 - 1.25      20.00 - 20.52
                                         2003     537  1.665 - 1.701      895            0.35        0.80 - 1.25      40.15 - 40.81
                                         2002     304  1.188 - 1.208      362            0.36        0.80 - 1.25   (14.63) - (6.75)
                                         2001      97          1.274      123            0.53               1.25              10.49
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF - Appreciation
    Portfolio - Initial Shares           2005     671  0.996 - 1.027      674            0.02        0.80 - 1.25        3.11 - 3.53
                                         2004     770  0.966 - 0.992      747            1.83        0.80 - 1.25        3.76 - 4.20
                                         2003     654  0.931 - 0.952      610            1.45        0.80 - 1.25      19.67 - 20.20
                                         2002     633  0.778 - 0.792      493            1.25        0.80 - 1.25  (17.76) - (17.33)
                                         2001     547  0.946 - 0.958      518            0.85        0.80 - 1.25  (10.50) - (10.05)
  Dreyfus VIF - Developing Leaders
    Portfolio - Initial Shares           2005   1,710  1.530 - 1.577    2,625               -        0.80 - 1.25        4.51 - 4.92
                                         2004   1,706  1.464 - 1.503    2,502            0.21        0.80 - 1.25       9.91 - 10.51
                                         2003   1,514  1.332 - 1.360    2,019            0.04        0.80 - 1.25      30.08 - 30.64
                                         2002     941  1.024 - 1.041      964            0.05        0.80 - 1.25  (20.12) - (19.80)
                                         2001     558  1.282 - 1.298      716            0.46        0.80 - 1.25    (7.30) - (6.89)

                                        YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)  TOTAL RETURN (3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Mutual Shares Securities
    Fund - Class 2 Shares                2005     232  1.458 - 1.475      338            0.61        0.80 - 1.25        9.21 - 9.67
                                         2004      85  1.335 - 1.345      113            0.78        0.80 - 1.25      11.25 - 11.71
                                         2003      42  1.200 - 1.204       50            0.12        0.80 - 1.25       2.91 - 20.40
  Templeton Developing Markets
    Securities Fund - Class 2 Shares     2005     382  1.548 - 1.560      592            0.71        0.80 - 1.25      23.32 - 26.42
                                         2004      48  1.230 - 1.234       59            0.07        0.80 - 1.25      23.40 - 26.67
  Templeton Foreign Securities
    Fund - Class 2 Shares                2005     508  1.254 - 1.264      638            0.90        0.80 - 1.25        8.76 - 9.34
                                         2004      79  1.153 - 1.156       91            0.13        0.80 - 1.25      11.37 - 15.60
  Templeton Growth Securities
    Fund - Class 2 Shares                2005   1,786  1.207 - 1.216    2,158            1.05        0.80 - 1.25        7.48 - 7.99
                                         2004     322  1.123 - 1.126      362            0.46        0.80 - 1.25      12.60 - 16.13
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                 2005   1,512  1.043 - 1.065    1,578            0.79        0.80 - 1.25        2.96 - 3.50
                                         2004   1,764  1.013 - 1.029    1,787            1.15        0.80 - 1.25        7.54 - 7.86
                                         2003   1,684  0.942 - 0.954    1,587            0.76        0.80 - 1.25      22.98 - 23.58
                                         2002     891  0.766 - 0.772      682            3.39        0.80 - 1.25  (18.60) - (18.13)
                                         2001       7  0.941 - 0.943        7            0.77        0.80 - 1.25      (5.70) - 6.92

  Equity Index Portfolio - Class II
    Shares                               2005   7,345  0.948 - 0.978    6,979            1.32        0.80 - 1.25        2.93 - 3.49
                                         2004   6,262  0.921 - 0.945    5,771            1.52        0.80 - 1.25        8.87 - 9.38
                                         2003   4,945  0.846 - 0.864    4,187            1.19        0.80 - 1.25      26.08 - 26.69
                                         2002   2,988  0.671 - 0.682    2,005            2.70        0.80 - 1.25  (23.31) - (23.02)
                                         2001   1,010  0.875 - 0.886      884            0.71        0.80 - 1.25  (13.45) - (13.05)

  Fundamental Value Portfolio            2005   2,045  1.084 - 1.107    2,220            0.87        0.80 - 1.25        3.44 - 3.94
                                         2004   2,500  1.048 - 1.065    2,622            0.69        0.80 - 1.25        6.83 - 7.36
                                         2003   2,016  0.981 - 0.992    1,978            0.81        0.80 - 1.25      37.01 - 37.40
                                         2002     971  0.716 - 0.722      695            2.01        0.80 - 1.25  (22.26) - (20.92)
                                         2001     136  0.921 - 0.924      125            0.51        0.80 - 1.25    (7.60) - (4.36)
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares    2005     321  1.130 - 1.154      363            1.98        0.80 - 1.25        6.40 - 6.85
                                         2004     416  1.062 - 1.080      443            2.16        0.80 - 1.25        6.95 - 7.46
                                         2003     442  0.993 - 1.005      440            1.95        0.80 - 1.25      12.33 - 15.78
                                         2002     219  0.884 - 0.891      193            5.07        0.80 - 1.25    (7.92) - (7.38)
                                         2001      13  0.960 - 0.962       12            1.21        0.80 - 1.25    (3.80) - (0.72)

  Mid Cap Growth Portfolio - Service
    Shares                               2005     322  0.957 - 0.978      310               -        0.80 - 1.25      10.64 - 11.14
                                         2004     185  0.865 - 0.880      161               -        0.80 - 1.25      18.98 - 19.57
                                         2003     136  0.727 - 0.736       99               -        0.80 - 1.25      33.58 - 35.89
                                         2002      37          0.551       20               -               0.80   (28.63) - (1.25)
                                         2001       3          0.772        2               -               0.80            (22.80)

  Worldwide Growth
    Portfolio - Service Shares           2005     641  0.589 - 0.604      378            1.17        0.80 - 1.25        4.25 - 4.68
                                         2004     810  0.565 - 0.577      458            0.92        0.80 - 1.25        3.29 - 3.78
                                         2003     818  0.547 - 0.556      448            0.87        0.80 - 1.25      22.10 - 22.74
                                         2002     757  0.448 - 0.453      339            0.66        0.80 - 1.25  (26.56) - (26.34)
                                         2001     615  0.610 - 0.615      376            0.28        0.80 - 1.25   (23.65) - (7.10)
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap
    Portfolio                            2005      88  1.154 - 1.162      102               -        0.80 - 1.25        1.66 - 3.11
                                         2004       5  1.123 - 1.127        5               -        0.80 - 1.25      12.70 - 13.78

                                        YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)  TOTAL RETURN (3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio            2005     546  1.129 - 1.138      616            1.77        0.80 - 1.25        1.99 - 5.08
                                         2004      82  1.107 - 1.111       91            4.68        0.80 - 1.25       6.96 - 11.10

  Mid-Cap Value Portfolio                2005     621  1.241 - 1.251      771            0.79        0.80 - 1.25        6.89 - 7.38
                                         2004      38  1.161 - 1.165       45            0.50        0.80 - 1.25      14.95 - 16.50
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Main Street Fund/VA -
    Service Shares                       2005     107  1.122 - 1.131      120            0.86        0.80 - 1.25        4.37 - 4.92
                                         2004      42  1.075 - 1.078       45               -        0.80 - 1.25        6.23 - 7.80
PIMCO VARIABLE INSURANCE TRUST
  Real Return
    Portfolio - Administrative Class     2005     142          1.010      143            0.74               1.25               0.30

  Total Return Portfolio -
    Administrative Class                 2005   2,810  1.234 - 1.260    3,472            3.44        0.80 - 1.25        1.15 - 1.61
                                         2004   2,423  1.220 - 1.240    2,959            1.88        0.80 - 1.25        3.57 - 4.03
                                         2003   2,791  1.178 - 1.192    3,287            2.79        0.80 - 1.25        3.79 - 4.20
                                         2002   1,438  1.135 - 1.144    1,633            4.14        0.80 - 1.25        2.97 - 7.69
                                         2001      27  1.054 - 1.057       28            2.59        0.80 - 1.25        0.00 - 5.70
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth
    Fund - Class IB Shares               2005       2  0.822 - 0.839        2               -        0.80 - 1.25        5.93 - 6.34
                                         2004       3  0.776 - 0.789        2               -        0.80 - 1.25        6.30 - 6.77
                                         2003       3  0.730 - 0.739        2               -        0.80 - 1.25      12.14 - 31.03
                                         2002       1          0.564        1               -               0.80            (30.20)
                                         2001       1          0.808        1               -               0.80            (19.20)
  Putnam VT International Equity
    Fund - Class IB Shares               2005     174  1.126 - 1.150      195            1.38        0.80 - 1.25      10.83 - 11.33
                                         2004     173  1.016 - 1.033      176            1.52        0.80 - 1.25      14.67 - 15.16
                                         2003     162  0.886 - 0.897      143            0.56        0.80 - 1.25      26.93 - 31.14
                                         2002     113  0.698 - 0.703       79            0.24        0.80 - 1.25  (18.65) - (18.35)
                                         2001      10  0.858 - 0.861        9               -        0.80 - 1.25     (13.90) - 1.66
  Putnam VT Small Cap Value
    Fund - Class IB Shares               2005   1,156  1.713 - 1.749    1,983            0.16        0.80 - 1.25        5.74 - 6.19
                                         2004     610  1.620 - 1.647      990            0.27        0.80 - 1.25      24.62 - 25.25
                                         2003     348  1.300 - 1.315      453            0.34        0.80 - 1.25      47.90 - 48.42
                                         2002     286  0.879 - 0.886      252            0.01        0.80 - 1.25  (22.35) - (18.94)
                                         2001       4  1.090 - 1.093        5               -        0.80 - 1.25        9.30 - 9.66
SALOMON BROTHERS VARIABLE SERIES
  FUNDS INC.
  All Cap Fund - Class I                 2005     584  1.598 - 1.648      933            0.75        0.80 - 1.25        2.77 - 3.26
                                         2004     775  1.555 - 1.596    1,205            0.58        0.80 - 1.25        6.95 - 7.40
                                         2003     662  1.454 - 1.486      962            0.35        0.80 - 1.25       4.94 - 37.30
                                         2002     388          1.059      410            0.54               1.25            (26.00)
                                         2001     275          1.431      393            1.11               1.25               0.63

                                        YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)  TOTAL RETURN (3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
SALOMON BROTHERS VARIABLE SERIES
  FUNDS INC. (CONTINUED)
  Investors Fund - Class I               2005     217  1.331 - 1.372      289            1.16        0.80 - 1.25        5.22 - 5.70
                                         2004     245  1.265 - 1.298      311            1.61        0.80 - 1.25        9.05 - 9.54
                                         2003     218  1.160 - 1.185      253            1.64        0.80 - 1.25      30.63 - 31.23
                                         2002     173  0.888 - 0.903      154            1.42        0.80 - 1.25  (23.97) - (23.67)
                                         2001     157          1.168      183            1.06               1.25             (5.35)

  Small Cap Growth Fund - Class I        2005     372  1.084 - 1.107      403               -        0.80 - 1.25       3.63 - 14.24
                                         2004     406  1.046 - 1.064      425               -        0.80 - 1.25      13.70 - 14.16
                                         2003     355  0.920 - 0.932      326               -        0.80 - 1.25      46.96 - 47.70
                                         2002     142  0.626 - 0.631       89               -        0.80 - 1.25  (35.53) - (35.22)
                                         2001      86  0.971 - 0.974       83               -        0.80 - 1.25     (2.60) - 14.50

  Total Return Fund - Class I            2005     124          1.202      150            1.97               1.25               2.04
                                         2004     117          1.178      138            2.35               1.25               7.38
                                         2003      55          1.097       60            1.94               1.25              14.51
                                         2002      60          0.958       57            1.45               1.25             (8.06)
                                         2001      60          1.042       62            5.02               1.25             (2.07)
SMITH BARNEY INVESTMENT SERIES
  Smith Barney Dividend Strategy
    Portfolio                            2005     158  0.802 - 0.819      127            2.11        0.80 - 1.25    (1.47) - (1.09)
                                         2004     115  0.814 - 0.828       94            0.97        0.80 - 1.25        2.13 - 2.60
                                         2003     109  0.797 - 0.807       87            0.54        0.80 - 1.25       5.91 - 22.46
                                         2002      74  0.654 - 0.659       48            1.97        0.80 - 1.25   (26.53) - (9.79)
                                         2001       2          0.897        2               -               0.80            (10.30)
  Smith Barney Premier Selections All
    Cap Growth Portfolio                 2005      52          0.916       47            0.11               1.25               5.41
                                         2004      59  0.872 - 0.887       51               -        0.80 - 1.25        1.63 - 2.07
                                         2003      52  0.858 - 0.869       44               -        0.80 - 1.25       4.63 - 33.28
                                         2002       2          0.652        1            0.06               0.80            (27.39)
                                         2001       2          0.898        2               -               0.80            (10.20)
THE TRAVELERS SERIES TRUST
  AIM Capital Appreciation Portfolio     2005      51  0.937 - 0.957       48            0.21        0.80 - 1.25        7.45 - 7.89
                                         2004      50  0.872 - 0.887       43            0.14        0.80 - 1.25        5.06 - 9.24
                                         2003      56  0.830 - 0.840       46               -        0.80 - 1.25      27.69 - 28.44
                                         2002      66  0.650 - 0.654       43               -        0.80 - 1.25   (24.57) - (4.97)
                                         2001       2          0.867        2               -               0.80            (13.30)

  Convertible Securities Portfolio       2005      42  1.028 - 1.035       43            2.60        0.80 - 1.25    (0.87) - (0.48)
                                         2004      44  1.037 - 1.040       46            7.59        0.80 - 1.25        3.08 - 4.00

                                        YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)  TOTAL RETURN (3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
THE TRAVELERS SERIES TRUST
  (CONTINUED)
  Disciplined Mid Cap Stock Portfolio    2005   1,082  1.759 - 1.812    1,906               -        0.80 - 1.25      10.98 - 11.51
                                         2004   1,006  1.585 - 1.625    1,596            0.30        0.80 - 1.25      15.02 - 15.58
                                         2003     860  1.378 - 1.406    1,186            0.35        0.80 - 1.25      32.12 - 32.64
                                         2002     530  1.043 - 1.060      554            0.79        0.80 - 1.25  (15.41) - (15.00)
                                         2001     191  1.233 - 1.247      236            0.37        0.80 - 1.25    (5.23) - (4.81)

  Equity Income Portfolio                2005   7,295  1.246 - 1.285    9,112               -        0.80 - 1.25        3.15 - 3.63
                                         2004   6,577  1.208 - 1.240    7,955            1.50        0.80 - 1.25        8.54 - 9.06
                                         2003   5,129  1.113 - 1.137    5,714            1.10        0.80 - 1.25      29.57 - 30.09
                                         2002   3,173  0.859 - 0.874    2,729            1.92        0.80 - 1.25  (15.03) - (14.65)
                                         2001     948  1.011 - 1.024      960            1.52        0.80 - 1.25    (7.76) - (7.33)

  Federated Stock Portfolio              2005      89  1.129 - 1.163      100               -        0.80 - 1.25        4.06 - 4.49
                                         2004     173  1.085 - 1.113      188            1.57        0.80 - 1.25        9.15 - 9.66
                                         2003     151  0.994 - 1.015      150            2.17        0.80 - 1.25      25.98 - 26.56
                                         2002      70  0.789 - 0.802       55            4.61        0.80 - 1.25   (20.30) - (1.60)
                                         2001      20          0.990       20               -               1.25               8.67

  Large Cap Portfolio                    2005   2,590  0.891 - 0.919    2,312               -        0.80 - 1.25        7.35 - 7.86
                                         2004   2,676  0.830 - 0.852    2,225            0.84        0.80 - 1.25        5.20 - 5.58
                                         2003   2,556  0.789 - 0.807    2,019            0.45        0.80 - 1.25      23.09 - 23.77
                                         2002   2,100  0.641 - 0.652    1,347            0.61        0.80 - 1.25  (23.78) - (23.38)
                                         2001   1,472  0.841 - 0.851    1,239            0.58        0.80 - 1.25  (18.35) - (18.02)

  Mercury Large Cap Core Portfolio       2005     218          0.967      211               -               1.25              10.64
                                         2004      74          0.874       65            0.53               1.25              14.40
                                         2003      68          0.764       52            1.47               1.25              19.75
                                         2002      42          0.638       27            1.87               1.25            (26.07)
                                         2001       8          0.863        7            0.04               1.25            (23.43)

  MFS Mid Cap Growth Portfolio           2005     795  1.021 - 1.052      813               -        0.80 - 1.25        1.79 - 2.24
                                         2004     887  1.003 - 1.029      891               -        0.80 - 1.25      12.70 - 13.20
                                         2003     842  0.890 - 0.909      750               -        0.80 - 1.25      35.26 - 36.08
                                         2002     590  0.658 - 0.668      389               -        0.80 - 1.25  (49.42) - (49.28)
                                         2001     622  1.301 - 1.317      809               -        0.80 - 1.25  (24.62) - (24.27)

  MFS Total Return Portfolio             2005   5,572  1.359 - 1.400    7,598            2.52        0.80 - 1.25        1.72 - 2.12
                                         2004   3,831  1.336 - 1.371    5,132            3.02        0.80 - 1.25      10.05 - 10.56
                                         2003   3,114  1.214 - 1.240    3,784            2.50        0.80 - 1.25      15.07 - 15.56
                                         2002   2,436  1.055 - 1.073    2,572            9.23        0.80 - 1.25    (6.39) - (5.96)
                                         2001     866  1.127 - 1.141      977            2.78        0.80 - 1.25      (1.31) - 3.35

  MFS Value Portfolio                    2005     569  1.181 - 1.190      674            2.17        0.80 - 1.25        5.16 - 5.59
                                         2004      85  1.123 - 1.127       96            2.03        0.80 - 1.25      12.64 - 12.93

                                        YEAR             UNIT VALUE     NET    INVESTMENT (1)  EXPENSE RATIO (2)  TOTAL RETURN (3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
THE TRAVELERS SERIES TRUST
  (CONTINUED)
  Mondrian International Stock
    Portfolio                            2005     770  1.024 - 1.055      789            0.05        0.80 - 1.25        8.13 - 8.65
                                         2004     864  0.947 - 0.971      819            1.77        0.80 - 1.25      14.37 - 14.78
                                         2003     453  0.828 - 0.846      375            2.16        0.80 - 1.25      26.99 - 27.60
                                         2002     384  0.652 - 0.663      250            5.71        0.80 - 1.25  (14.10) - (13.67)
                                         2001      30  0.759 - 0.768       23            0.12        0.80 - 1.25  (27.09) - (26.79)

  Pioneer Fund Portfolio                 2005     374  0.864 - 0.890      324               -        0.80 - 1.25        4.73 - 5.08
                                         2004     364  0.825 - 0.847      300            0.91        0.80 - 1.25       9.71 - 10.29
                                         2003     366  0.752 - 0.768      276            1.51        0.80 - 1.25      22.28 - 22.88
                                         2002     359  0.615 - 0.625      221            6.93        0.80 - 1.25  (31.13) - (27.33)
                                         2001     393          0.893      350            2.29               1.25            (23.94)

  Pioneer Strategic Income Portfolio     2005   1,092  1.413 - 1.455    1,549            6.41        0.80 - 1.25        2.39 - 2.83
                                         2004     294  1.380 - 1.415      406            6.93        0.80 - 1.25       9.61 - 10.12
                                         2003     281  1.259 - 1.285      354           10.37        0.80 - 1.25      17.99 - 18.54
                                         2002     104  1.067 - 1.084      111           37.42        0.80 - 1.25        1.59 - 4.61
                                         2001      30          1.020       31            8.76               1.25             (0.10)

  Strategic Equity Portfolio             2005   1,656  0.845 - 0.871    1,401            0.59        0.80 - 1.25        0.84 - 1.16
                                         2004   1,976  0.838 - 0.861    1,659            1.40        0.80 - 1.25        8.83 - 9.40
                                         2003   2,119  0.770 - 0.787    1,633               -        0.80 - 1.25      30.95 - 31.61
                                         2002   2,011  0.588 - 0.598    1,184            0.65        0.80 - 1.25  (34.45) - (34.14)
                                         2001   1,426  0.897 - 0.908    1,280            0.20        0.80 - 1.25  (14.41) - (14.10)

  Travelers Quality Bond Portfolio       2005   1,921  1.261 - 1.300    2,425               -        0.80 - 1.25        0.32 - 0.78
                                         2004   1,877  1.257 - 1.290    2,360            5.05        0.80 - 1.25        2.03 - 2.46
                                         2003   1,597  1.232 - 1.259    1,968            5.05        0.80 - 1.25        5.66 - 6.16
                                         2002     979  1.166 - 1.186    1,142           10.45        0.80 - 1.25        4.48 - 4.96
                                         2001     296  1.116 - 1.130      331            4.08        0.80 - 1.25        5.78 - 6.30

  U.S. Government Securities
    Portfolio                            2005   3,927  1.401 - 1.445    5,524               -        0.80 - 1.25        3.01 - 3.51
                                         2004   3,689  1.360 - 1.396    5,030            4.31        0.80 - 1.25        4.78 - 5.28
                                         2003   4,227  1.298 - 1.326    5,494            5.33        0.80 - 1.25        1.49 - 1.92
                                         2002   3,263  1.279 - 1.301    4,181           11.60        0.80 - 1.25      12.19 - 12.74
                                         2001     515  1.140 - 1.154      587            4.61        0.80 - 1.25        4.49 - 5.00
TRAVELERS SERIES FUND INC.
  SB Adjustable Rate Income
    Portfolio - Class I Shares           2005     119  1.010 - 1.020      120            3.29        0.80 - 1.25        1.10 - 1.49
                                         2004      87  0.999 - 1.005       87            1.97        0.80 - 1.25        0.30 - 0.40
                                         2003       1          1.001        1            0.34               0.80               0.10

                                        YEAR             UNIT VALUE     NET     INVESTMENT(1)   EXPENSE RATIO(2)   TOTAL RETURN(3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
TRAVELERS SERIES FUND INC.
  (CONTINUED)
  Smith Barney Aggressive Growth
    Portfolio                            2005   4,333  1.001 - 1.022    4,343               -        0.80 - 1.25      10.24 - 10.73
                                         2004   4,122  0.908 - 0.923    3,746               -        0.80 - 1.25        8.61 - 9.10
                                         2003   2,823  0.836 - 0.846    2,362               -        0.80 - 1.25      32.91 - 33.44
                                         2002     787  0.629 - 0.634      495               -        0.80 - 1.25  (33.51) - (33.19)
                                         2001     354  0.946 - 0.949      335               -        0.80 - 1.25    (8.51) - 13.25

  Smith Barney High Income Portfolio     2005     245  1.153 - 1.187      284            8.35        0.80 - 1.25        1.41 - 1.80
                                         2004     238  1.137 - 1.166      272            9.74        0.80 - 1.25        9.01 - 9.48
                                         2003     170  1.043 - 1.065      178            7.51        0.80 - 1.25      25.97 - 26.48
                                         2002     131  0.828 - 0.842      109           35.13        0.80 - 1.25    (4.39) - (3.99)
                                         2001      70  0.866 - 0.877       61           11.65        0.80 - 1.25    (5.04) - (4.47)
  Smith Barney International All Cap
    Growth Portfolio                     2005     508  0.949 - 0.978      483            1.17        0.80 - 1.25      10.35 - 10.76
                                         2004     649  0.860 - 0.883      559            0.84        0.80 - 1.25      16.37 - 16.95
                                         2003     545  0.739 - 0.755      403            2.31        0.80 - 1.25      25.89 - 26.47
                                         2002     314  0.587 - 0.597      184            0.91        0.80 - 1.25  (26.63) - (26.30)
                                         2001     279  0.800 - 0.810      223               -        0.80 - 1.25  (32.03) - (31.70)
  Smith Barney Large Capitalization
    Growth Portfolio                     2005   1,128  0.999 - 1.030    1,128            0.13        0.80 - 1.25        3.95 - 4.36
                                         2004   1,277  0.961 - 0.987    1,229            0.40        0.80 - 1.25    (0.93) - (0.40)
                                         2003     860  0.970 - 0.991      835            0.03        0.80 - 1.25       1.33 - 45.65
                                         2002     331          0.666      221            0.43               1.25            (25.67)
                                         2001     214          0.896      192               -               1.25            (13.60)

  Social Awareness Stock Portfolio       2005     520  0.929 - 0.957      484            0.75        0.80 - 1.25        3.11 - 3.46
                                         2004     525  0.901 - 0.925      473            0.77        0.80 - 1.25        4.89 - 5.47
                                         2003     504  0.859 - 0.877      433            0.60        0.80 - 1.25      27.26 - 27.84
                                         2002     462  0.675 - 0.686      312            1.21        0.80 - 1.25  (25.74) - (25.52)
                                         2001     174  0.909 - 0.921      158            0.42        0.80 - 1.25  (16.76) - (16.27)
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II
    Shares                               2005     532  1.494 - 1.512      796            0.38        0.80 - 1.25        2.82 - 4.20
                                         2004      59  1.453 - 1.464       86            0.06        0.80 - 1.25      11.77 - 16.47
                                         2003       1          1.257        1               -               0.80              25.70

  Emerging Growth
    Portfolio - Class II Shares          2005      93  0.762 - 0.778       71            0.01        0.80 - 1.25       6.28 - 6.72
                                         2004     114  0.717 - 0.729       82               -        0.80 - 1.25       5.44 - 5.96
                                         2003      71  0.680 - 0.688       48               -        0.80 - 1.25     26.01 - 27.58
                                         2002       4          0.546        2            0.05               0.80            (33.17)
                                         2001       4          0.817        3               -               0.80            (18.30)
VARIABLE ANNUITY PORTFOLIOS
  Smith Barney Small Cap Growth
    Opportunities Portfolio              2005      63  1.152 - 1.176       72               -        0.80 - 1.25        3.60 - 4.07
                                         2004      66  1.112 - 1.130       74            0.12        0.80 - 1.25      11.11 - 14.60
                                         2003      39  0.974 - 0.986       38               -        0.80 - 1.25      40.14 - 40.86
                                         2002      17  0.695 - 0.700       12               -        0.80 - 1.25  (26.53) - (26.24)
                                         2001      17  0.946 - 0.949       16               -        0.80 - 1.25    (6.24) - (5.10)

                                        YEAR             UNIT VALUE     NET     INVESTMENT(1)   EXPENSE RATIO(2)   TOTAL RETURN(3)
                                        ENDED  UNITS     LOWEST TO     ASSETS      INCOME          LOWEST TO          LOWEST TO
                                       DEC 31  (000S)   HIGHEST ($)   ($000S)     RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       ------  ------  -------------  -------  --------------  -----------------  -----------------
VARIABLE INSURANCE PRODUCTS FUND
  Asset Manager Portfolio - Service
    Class 2                              2005   3,126  0.993 - 1.019    3,106            2.56        0.80 - 1.25        2.48 - 2.93
                                         2004   3,391  0.969 - 0.990    3,287            2.22        0.80 - 1.25        3.86 - 4.32
                                         2003   2,612  0.933 - 0.949    2,437            2.78        0.80 - 1.25      16.19 - 16.73
                                         2002   1,767  0.803 - 0.813    1,419            1.58        0.80 - 1.25   (10.18) - (9.67)
                                         2001     294          0.894      263            3.26               1.25             (5.60)

  Contrafund(R)
    Portfolio - Service Class 2          2005   2,920  1.402 - 1.432    4,100            0.12        0.80 - 1.25      15.20 - 15.67
                                         2004   2,375  1.217 - 1.238    2,893            0.16        0.80 - 1.25      13.74 - 14.31
                                         2003   1,703  1.070 - 1.083    1,824            0.22        0.80 - 1.25      26.63 - 27.11
                                         2002     741  0.845 - 0.852      627            0.11        0.80 - 1.25     (10.77) - 0.83
                                         2001      25  0.947 - 0.950       23               -        0.80 - 1.25      (5.00) - 3.84
  Dynamic Capital Appreciation
    Portfolio - Service Class 2          2005     179  1.133 - 1.157      203               -        0.80 - 1.25      19.26 - 19.77
                                         2004     219  0.950 - 0.966      209               -        0.80 - 1.25        0.00 - 0.42
                                         2003     261  0.950 - 0.962      248               -        0.80 - 1.25      23.38 - 23.97
                                         2002      67  0.770 - 0.776       52            0.61        0.80 - 1.25    (8.55) - (8.27)
                                         2001       4  0.846 - 0.846        3               -        0.80 - 0.80     (15.40) - 1.68

  Mid Cap Portfolio - Service
    Class 2                              2005   2,549  1.792 - 1.830    4,577               -        0.80 - 1.25      16.59 - 17.08
                                         2004   1,497  1.537 - 1.563    2,304               -        0.80 - 1.25      23.06 - 23.66
                                         2003     884  1.249 - 1.264    1,105            0.17        0.80 - 1.25      36.65 - 37.24
                                         2002     338  0.914 - 0.921      309            0.28        0.80 - 1.25     (11.18) - 1.10
                                         2001      34  1.029 - 1.032       35               -        0.80 - 1.25        3.20 - 4.26
WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage Multi Cap
    Value Fund                           2005     144  1.319 - 1.358      190            0.36        0.80 - 1.25      15.10 - 15.57
                                         2004     140  1.146 - 1.175      161               -        0.80 - 1.25      15.29 - 15.88
                                         2003     159  0.994 - 1.014      158            0.10        0.80 - 1.25      36.73 - 37.21
                                         2002     164  0.727 - 0.739      119            0.60        0.80 - 1.25     (24.11) - 2.64
                                         2001     115          0.958      111            0.01               1.25               2.79

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                   CAPITAL APPRECIATION
                                                           FUND              HIGH YIELD BOND TRUST      MANAGED ASSETS TRUST
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       8,225,879    6,438,650    1,419,708    1,091,819    3,692,058    3,215,283
Accumulation units purchased and
  transferred from other funding options ...       3,402,625    2,635,744      424,073      423,837      757,403      931,084
Accumulation units redeemed and
  transferred to other funding options .....      (1,877,672)    (848,515)    (314,444)     (95,948)    (755,887)    (454,309)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       9,750,832    8,225,879    1,529,337    1,419,708    3,693,574    3,692,058
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                            AIM V.I. PREMIER EQUITY       GLOBAL GROWTH
                                                  MONEY MARKET PORTFOLIO         FUND - SERIES I        FUND - CLASS 2 SHARES
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       3,058,181    3,793,690            -       22,659       11,707            -
Accumulation units purchased and
  transferred from other funding options ...       2,821,637    1,013,401            -            -      208,036       11,707
Accumulation units redeemed and
  transferred to other funding options .....      (1,792,620)  (1,748,910)           -      (22,659)        (432)           -
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       4,087,198    3,058,181            -            -      219,311       11,707
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                    GROWTH FUND - CLASS           GROWTH-INCOME        CITISTREET DIVERSIFIED
                                                          2 SHARES           FUND - CLASS 2 SHARES      BOND FUND - CLASS I
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................          92,103            -      144,334            -   16,066,898   10,657,754
Accumulation units purchased and
  transferred from other funding options ...         803,838       92,103      802,796      146,859    7,886,518    6,552,135
Accumulation units redeemed and
  transferred to other funding options .....          (8,390)           -      (52,513)      (2,525)  (1,791,240)  (1,142,991)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         887,551       92,103      894,617      144,334   22,162,176   16,066,898
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                                CITISTREET LARGE          CITISTREET SMALL
                                                 CITISTREET INTERNATIONAL         COMPANY STOCK            COMPANY STOCK
                                                   STOCK FUND - CLASS I          FUND - CLASS I            FUND - CLASS I
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       9,028,914    6,821,202   18,306,425   12,604,714    3,828,897    2,823,518
Accumulation units purchased and
  transferred from other funding options ...       3,907,740    3,372,490    8,776,474    7,173,772    1,577,054    1,426,088
Accumulation units redeemed and
  transferred to other funding options .....      (1,260,826)  (1,164,778)  (2,117,595)  (1,472,061)    (428,970)    (420,709)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................      11,675,828    9,028,914   24,965,304   18,306,425    4,976,981    3,828,897
                                                 ===========   ==========   ==========   ==========   ==========   ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                    CREDIT SUISSE TRUST                                DELAWARE VIP SMALL CAP
                                                         EMERGING               DELAWARE VIP REIT         VALUE SERIES -
                                                     MARKETS PORTFOLIO      SERIES - STANDARD CLASS        STANDARD CLASS
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................         116,259      121,050      714,772      561,171      641,234      537,239
Accumulation units purchased and
  transferred from other funding options ...          46,300       83,311      320,677      304,924      331,163      142,413
Accumulation units redeemed and
  transferred to other funding options .....         (35,873)     (88,102)    (202,807)    (151,323)     (88,950)     (38,418)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         126,686      116,259      832,642      714,772      883,447      641,234
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                                 DREYFUS VIF -
                                                                                  DEVELOPING
                                                        DREYFUS VIF -               LEADERS                MUTUAL SHARES
                                                 APPRECIATION PORTFOLIO -          PORTFOLIO -           SECURITIES FUND -
                                                      INITIAL SHARES             INITIAL SHARES            CLASS 2 SHARES
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................         770,291      653,740    1,705,842    1,514,473       84,872       41,600
Accumulation units purchased and
  transferred from other funding options ...         126,334      230,206      379,456      368,435      163,162       64,135
Accumulation units redeemed and
  transferred to other funding options .....        (224,473)    (112,463)    (375,092)    (177,066)     (16,159)     (20,863)
Annuity units ..............................          (1,187)      (1,192)           -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         670,965      770,291    1,710,206    1,705,842      231,875       84,872
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                   TEMPLETON DEVELOPING        TEMPLETON FOREIGN         TEMPLETON GROWTH
                                                    MARKETS SECURITIES         SECURITIES FUND -         SECURITIES FUND -
                                                   FUND - CLASS 2 SHARES         CLASS 2 SHARES            CLASS 2 SHARES
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................          47,605            -       79,159            -      321,970            -
Accumulation units purchased and
  transferred from other funding options ...         336,993       47,605      450,854       79,159    1,489,049      336,506
Accumulation units redeemed and
  transferred to other funding options .....          (2,350)           -      (22,164)           -      (25,212)     (14,536)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         382,248       47,605      507,849       79,159    1,785,807      321,970
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                                 EQUITY INDEX
                                                                                   PORTFOLIO -           FUNDAMENTAL VALUE
                                                  APPRECIATION PORTFOLIO        CLASS II SHARES               PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       1,763,972    1,683,646    6,261,561    4,945,495    2,499,526    2,015,654
Accumulation units purchased and
  transferred from other funding options ...          51,202      248,344    1,840,263    1,812,566      165,951      666,780
Accumulation units redeemed and
  transferred to other funding options .....        (302,819)    (168,018)    (752,764)    (492,674)    (620,155)    (182,908)
Annuity units ..............................               -            -       (3,743)      (3,826)           -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       1,512,355    1,763,972    7,345,317    6,261,561    2,045,322    2,499,526
                                                 ===========   ==========   ==========   ==========   ==========   ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                 MID CAP GROWTH          WORLDWIDE GROWTH
                                                    BALANCED PORTFOLIO             PORTFOLIO -             PORTFOLIO -
                                                     - SERVICE SHARES            SERVICE SHARES           SERVICE SHARES
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................         416,211      442,288      184,900      136,259      810,031      818,495
Accumulation units purchased and
  transferred from other funding options ...           3,668       33,223      188,049       55,809      104,745       95,319
Accumulation units redeemed and
  transferred to other funding options .....         (99,268)     (59,300)     (50,818)      (7,168)    (273,642)    (103,783)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         320,611      416,211      322,131      184,900      641,134      810,031
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                     LAZARD RETIREMENT          GROWTH AND INCOME
                                                    SMALL CAP PORTFOLIO            PORTFOLIO          MID-CAP VALUE PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................           4,533            -       82,477            -       38,456            -
Accumulation units purchased and
  transferred from other funding options ...          90,155        4,533      463,277       82,477      590,126       38,456
Accumulation units redeemed and
  transferred to other funding options .....          (6,377)           -            -            -       (7,490)           -
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................          88,311        4,533      545,754       82,477      621,092       38,456
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                                                           TOTAL RETURN
                                                  OPPENHEIMER MAIN STREET   REAL RETURN PORTFOLIO -         PORTFOLIO -
                                                 FUND/VA - SERVICE SHARES     ADMINISTRATIVE CLASS     ADMINISTRATIVE CLASS
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................          42,148            -            -            -    2,423,063    2,790,847
Accumulation units purchased and
  transferred from other funding options ...          64,558       42,148      142,108            -      674,381      329,346
Accumulation units redeemed and
  transferred to other funding options .....               -            -            -            -     (287,021)    (697,130)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         106,706       42,148      142,108            -    2,810,423    2,423,063
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                   PUTNAM VT DISCOVERY      PUTNAM VT INTERNATIONAL     PUTNAM VT SMALL CAP
                                                        GROWTH FUND -             EQUITY FUND -            VALUE FUND -
                                                      CLASS IB SHARES            CLASS IB SHARES          CLASS IB SHARES
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................           2,846        2,846      172,843      161,751      610,290      348,167
Accumulation units purchased and
  transferred from other funding options ...          (1,000)           -       68,416       43,464      586,119      282,454
Accumulation units redeemed and
  transferred to other funding options .....               -            -      (67,687)     (32,372)     (40,068)     (20,331)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................           1,846        2,846      173,572      172,843    1,156,341      610,290
                                                 ===========   ==========   ==========   ==========   ==========   ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                INVESTORS FUND -          SMALL CAP GROWTH
                                                  ALL CAP FUND - CLASS I            CLASS I                FUND - CLASS I
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................         774,506      661,815      245,360      218,111      405,677      354,641
Accumulation units purchased and
  transferred from other funding options ...          76,889      188,303       21,727       42,439       16,181       90,392
Accumulation units redeemed and
  transferred to other funding options .....        (267,598)     (75,612)     (50,298)     (15,190)     (50,176)     (39,356)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         583,797      774,506      216,789      245,360      371,682      405,677
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                                                        SMITH BARNEY PREMIER
                                                        TOTAL RETURN         SMITH BARNEY DIVIDEND       SELECTIONS ALL CAP
                                                       FUND - CLASS I         STRATEGY PORTFOLIO          GROWTH PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................         116,791       54,550      114,992      108,732       58,711       51,540
Accumulation units purchased and
  transferred from other funding options ...          17,200       64,984       43,394        6,260            -       12,564
Accumulation units redeemed and
  transferred to other funding options .....          (9,579)      (2,743)           -            -       (7,151)      (5,393)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         124,412      116,791      158,386      114,992       51,560       58,711
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                 AIM CAPITAL APPRECIATION    CONVERTIBLE SECURITIES     DISCIPLINED MID CAP
                                                         PORTFOLIO                 PORTFOLIO              STOCK PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................          49,708       55,682       44,156            -    1,006,163      860,152
Accumulation units purchased and
  transferred from other funding options ...           7,755       12,801       (2,000)      44,156      195,185      238,149
Accumulation units redeemed and
  transferred to other funding options .....          (6,047)     (18,775)           -            -     (119,413)     (92,138)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................          51,416       49,708       42,156       44,156    1,081,935    1,006,163
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                               FEDERATED STOCK
                                                  EQUITY INCOME PORTFOLIO          PORTFOLIO            LARGE CAP PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       6,576,612    5,128,596      172,717      150,641    2,676,335    2,555,712
Accumulation units purchased and
  transferred from other funding options ...       1,667,608    2,030,365       17,318       24,769      790,752      561,677
Accumulation units redeemed and
  transferred to other funding options .....        (948,988)    (582,349)    (101,195)      (2,693)    (876,643)    (441,054)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       7,295,232    6,576,612       88,840      172,717    2,590,444    2,676,335
                                                 ===========   ==========   ==========   ==========   ==========   ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                      MERCURY LARGE               MFS EMERGING               MFS MID CAP
                                                    CAP CORE PORTFOLIO          GROWTH PORTFOLIO          GROWTH PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................          74,341       68,317       62,696       19,176      887,151      841,953
Accumulation units purchased and
  transferred from other funding options ...         154,044       21,502       (2,000)      43,520      160,778      249,869
Accumulation units redeemed and
  transferred to other funding options .....         (10,018)     (15,478)     (60,696)           -     (252,975)    (204,671)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         218,367       74,341            -       62,696      794,954      887,151
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                     MFS TOTAL RETURN                                  MONDRIAN INTERNATIONAL
                                                        PORTFOLIO             MFS VALUE PORTFOLIO         STOCK PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       3,831,217    3,113,552       85,099            -      864,484      453,270
Accumulation units purchased and
  transferred from other funding options ...       2,243,637    1,096,035      499,332       97,427       52,675      437,607
Accumulation units redeemed and
  transferred to other funding options .....        (502,862)    (378,370)     (15,049)     (12,328)    (147,062)     (26,393)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       5,571,992    3,831,217      569,382       85,099      770,097      864,484
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                               PIONEER STRATEGIC            STRATEGIC
                                                  PIONEER FUND PORTFOLIO        INCOME PORTFOLIO        EQUITY PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................         363,503      366,039      293,561      280,542    1,975,969    2,119,335
Accumulation units purchased and
  transferred from other funding options ...         112,099       37,847      818,493       93,321      219,878      173,296
Accumulation units redeemed and
  transferred to other funding options .....        (101,440)     (40,383)     (20,038)     (80,302)    (539,419)    (316,662)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................         374,162      363,503    1,092,016      293,561    1,656,428    1,975,969
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                                                          SB ADJUSTABLE
                                                  TRAVELERS QUALITY BOND         U.S. GOVERNMENT      RATE INCOME PORTFOLIO -
                                                          PORTFOLIO           SECURITIES PORTFOLIO       CLASS I SHARES
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       1,877,158    1,596,878    3,688,565    4,226,529       87,026        1,000
Accumulation units purchased and
  transferred from other funding options ...         176,009      415,954      763,319      495,603       31,889       86,026
Accumulation units redeemed and
  transferred to other funding options .....        (132,183)    (135,674)    (523,722)  (1,032,557)           -            -
Annuity units ..............................               -            -         (980)      (1,010)           -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       1,920,984    1,877,158    3,927,182    3,688,565      118,915       87,026
                                                 ===========   ==========   ==========   ==========   ==========   ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                                                                           SMITH BARNEY
                                                  SMITH BARNEY AGGRESSIVE      SMITH BARNEY HIGH         INTERNATIONAL ALL
                                                      GROWTH PORTFOLIO          INCOME PORTFOLIO        CAP GROWTH PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       4,122,264    2,823,037      237,720      170,381      649,279      545,146
Accumulation units purchased and
  transferred from other funding options ...         825,638    1,417,188       22,721       76,307    1,063,009    1,155,001
Accumulation units redeemed and
  transferred to other funding options .....        (615,124)    (117,961)     (15,920)      (8,968)  (1,204,042)  (1,050,868)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       4,332,778    4,122,264      244,521      237,720      508,246      649,279
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                     SMITH BARNEY LARGE
                                                   CAPITALIZATION GROWTH     SOCIAL AWARENESS STOCK     COMSTOCK PORTFOLIO -
                                                         PORTFOLIO                 PORTFOLIO               CLASS II SHARES
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       1,277,044      860,303      524,702      504,076       59,317        1,000
Accumulation units purchased and
  transferred from other funding options ...         227,604      584,352       58,769       34,634      482,795       59,352
Accumulation units redeemed and
  transferred to other funding options .....        (376,906)    (167,611)     (63,068)     (14,008)      (9,662)      (1,035)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       1,127,742    1,277,044      520,403      524,702      532,450       59,317
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                     EMERGING GROWTH                                    SMITH BARNEY SMALL
                                                        PORTFOLIO -         ENTERPRISE PORTFOLIO -          CAP GROWTH
                                                      CLASS II SHARES           CLASS II SHARES       OPPORTUNITIES PORTFOLIO
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................         114,263       70,716        2,000        2,000       65,993       38,670
Accumulation units purchased and
  transferred from other funding options ...          (4,000)      66,265       (2,000)           -       30,617       74,023
Accumulation units redeemed and
  transferred to other funding options .....         (16,945)     (22,718)           -            -      (33,969)     (46,700)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................          93,318      114,263            -        2,000       62,641       65,993
                                                 ===========   ==========   ==========   ==========   ==========   ==========

                                                                                                          DYNAMIC CAPITAL
                                                       ASSET MANAGER              CONTRAFUND(R)            APPRECIATION
                                                   PORTFOLIO - SERVICE         PORTFOLIO - SERVICE           PORTFOLIO -
                                                         CLASS 2                    CLASS 2               SERVICE CLASS 2
                                                 ------------------------   -----------------------   -----------------------
                                                     2005         2004         2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       3,391,481    2,611,811    2,374,551    1,703,000      219,380      260,748
Accumulation units purchased and
  transferred from other funding options ...         237,616      963,240    1,148,320    1,385,682       34,438       10,353
Accumulation units redeemed and
  transferred to other funding options .....        (502,647)    (183,570)    (602,475)    (714,131)     (74,480)     (51,721)
Annuity units ..............................               -            -            -            -            -            -
                                                 -----------   ----------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       3,126,450    3,391,481    2,920,396    2,374,551      179,338      219,380
                                                 ===========   ==========   ==========   ==========   ==========   ==========

8. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004 (CONTINUED)

                                                    MID CAP PORTFOLIO -      WELLS FARGO ADVANTAGE
                                                      SERVICE CLASS 2         MULTI CAP VALUE FUND
                                                 ------------------------   -----------------------
                                                     2005         2004         2005         2004
                                                 -----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................       1,497,039      884,235      139,941      159,322
Accumulation units purchased and
  transferred from other funding options ...       1,447,778      729,440       16,680            -
Accumulation units redeemed and
  transferred to other funding options .....        (395,587)    (116,636)     (12,436)     (19,381)
Annuity units ..............................               -            -            -            -
                                                 -----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................       2,549,230    1,497,039      144,185      139,941
                                                 ===========   ==========   ==========   ==========

                              INDEPENDENT AUDITORS

                              DELOITTE & TOUCHE LLP
                                 Tampa, Florida

                                    KPMG LLP
                              Hartford, Connecticut

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                                                              PAGE
                                                              ----
Reports of Independent Registered Public Accounting Firms...   F-1
Financial Statements as of December 31, 2005 (SUCCESSOR) and
  2004 (PREDECESSOR) and for the six months ended December
  31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR) and
  for each of the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Consolidated Balance Sheets...............................   F-4
  Consolidated Statements of Income.........................   F-5
  Consolidated Statements of Stockholder's Equity...........   F-6
  Consolidated Statements of Cash Flows.....................   F-7
  Notes to Consolidated Financial Statements................   F-9
Financial Statement Schedules as of December 31, 2005
  (SUCCESSOR) and 2004 (PREDECESSOR) and for the six months
  ended December 31, 2005 (SUCCESSOR) and June 30, 2005
  (PREDECESSOR) and for the years ended December 31, 2004
  (PREDECESSOR) and 2003 (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other
     Than Investments in Affiliates.........................  F-72
  Schedule III -- Consolidated Supplementary Insurance
     Information............................................  F-73
  Schedule IV -- Consolidated Reinsurance...................  F-75

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries (the "Company") as of December 31, 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR). Our audit also included the consolidated financial statement schedules as of December 31, 2005 (SUCCESSOR), and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and consolidated financial statement schedules based on our audit. The consolidated financial statements and consolidated financial statement schedules of the Company as of December 31, 2004 (PREDECESSOR), and for the years ended December 31, 2004 (PREDECESSOR) and 2003 (PREDECESSOR), were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion on those statements and included an explanatory paragraph regarding the Company's change of its accounting method for certain non-traditional long duration contracts and separate accounts in 2004 and for variable interest entities in 2003.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2005 (SUCCESSOR), and the results of their operations and their cash flows for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein as of December 31, 2005 (SUCCESSOR), and for the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR).

     As described in Note 1 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods prior and subsequent to the acquisition date are labeled "PREDECESSOR" and "SUCCESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
--------------------------------------
DELOITTE & TOUCHE LLP

New York, New York
March 29, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     We have audited the accompanying consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity, and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP
KPMG LLP

Hartford, Connecticut
March 28, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
The Travelers Insurance Company:

     Under date of March 28, 2005, we reported on the consolidated balance sheet of The Travelers Insurance Company and subsidiaries as of December 31, 2004 (PREDECESSOR) and the related consolidated statements of income, stockholder's equity and cash flows for each of the years in the two-year period ended December 31, 2004 (PREDECESSOR), which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

     In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and variable interest entities in 2003.

/s/ KPMG LLP

KPMG LLP
Hartford, Connecticut
March 28, 2005

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               SUCCESSOR     PREDECESSOR
                                                              ------------   ------------
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004
                                                              ------------   ------------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $48,848 and $40,466, respectively).....    $48,162        $ 42,621
  Trading securities, at fair value (cost: $457 and $1,220,
    respectively)...........................................        452           1,346
  Equity securities available-for-sale, at fair value (cost:
    $424 and $332, respectively)............................        421             374
  Mortgage and consumer loans...............................      2,094           2,124
  Policy loans..............................................        881           1,084
  Real estate and real estate joint ventures
    held-for-investment.....................................         96             112
  Other limited partnership interests.......................      1,248           1,259
  Short-term investments....................................      1,486           3,502
  Other invested assets.....................................      1,029           4,095
                                                                -------        --------
    Total investments.......................................     55,869          56,517
Cash and cash equivalents...................................        521             215
Accrued investment income...................................        549             548
Premiums and other receivables..............................      5,299           4,479
Deferred policy acquisition costs and value of business
  acquired..................................................      3,701           2,862
Assets of subsidiaries transferred..........................         --          10,019
Goodwill....................................................        856             196
Current income tax recoverable..............................          1              --
Deferred income tax asset...................................      1,283              --
Other assets................................................        154             265
Separate account assets.....................................     31,238          30,742
                                                                -------        --------
    Total assets............................................    $99,471        $105,843
                                                                =======        ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................    $18,077        $ 12,682
  Policyholder account balances.............................     32,986          33,755
  Other policyholder funds..................................        287             596
  Liabilities of subsidiaries transferred...................         --           5,745
  Current income tax payable................................         --             305
  Deferred income tax liability.............................         --           1,371
  Payables for collateral under securities loaned and other
    transactions............................................      8,750           2,215
  Other liabilities.........................................      1,477           4,127
  Separate account liabilities..............................     31,238          30,742
                                                                -------        --------
    Total liabilities.......................................     92,815          91,538
                                                                -------        --------
Stockholder's Equity:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized, issued and outstanding........................        100             100
Additional paid-in capital..................................      6,684           5,449
Retained earnings...........................................        241           7,159
Accumulated other comprehensive (loss) income...............       (369)          1,597
                                                                -------        --------
    Total stockholder's equity..............................      6,656          14,305
                                                                -------        --------
    Total liabilities and stockholder's equity..............    $99,471        $105,843
                                                                =======        ========

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
REVENUES
Premiums.....................................       $  222             $  325        $  911   $1,082
Universal life and investment-type product
  policy fees................................          442                406           690      531
Net investment income........................        1,216              1,608         3,012    2,743
Other revenues...............................           57                113           207      143
Net investment gains (losses)................         (188)                26             9       32
                                                    ------             ------        ------   ------
       Total revenues........................        1,749              2,478         4,829    4,531
                                                    ------             ------        ------   ------
EXPENSES
Policyholder benefits and claims.............          523                599         1,411    1,568
Interest credited to policyholder account
  balances...................................          504                698         1,305    1,248
Other expenses...............................          383                440           762      557
                                                    ------             ------        ------   ------
       Total expenses........................        1,410              1,737         3,478    3,373
                                                    ------             ------        ------   ------
Income from continuing operations before
  provision for income taxes.................          339                741         1,351    1,158
Provision for income taxes...................           98                205           361      240
                                                    ------             ------        ------   ------
Income from continuing operations............          241                536           990      918
Income from discontinued operations, net of
  income taxes...............................           --                240           491      440
                                                    ------             ------        ------   ------
Net income...................................       $  241             $  776        $1,481   $1,358
                                                    ======             ======        ======   ======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                ACCUMULATED OTHER
                                                                                           COMPREHENSIVE INCOME (LOSS)
                                                                                           ----------------------------
                                                                                                              FOREIGN
                                                                   ADDITIONAL              NET UNREALIZED    CURRENCY
                                                          COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION
                                                          STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT     TOTAL
                                                          ------   ----------   --------   --------------   -----------   -------
BALANCE AT JANUARY 1, 2003 (PREDECESSOR).................  $100     $ 5,443     $ 5,638       $   454         $   --      $11,635
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (545)                                     (545)
Comprehensive income (loss):
 Net income..............................................                         1,358                                     1,358
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          85                          85
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         817                         817
   Foreign currency translation adjustments..............                                                          4            4
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     906
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   2,264
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)...............   100       5,446       6,451         1,356              4       13,357
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (773)                                     (773)
Comprehensive income (loss):
 Net income..............................................                         1,481                                     1,481
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          98                          98
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         138                         138
   Foreign currency translation adjustments..............                                                          1            1
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                     237
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                   1,718
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)...............   100       5,449       7,159         1,592              5       14,305
Stock option transactions, net...........................                 3                                                     3
Dividends on common stock................................                          (675)                                     (675)
Comprehensive income (loss):
 Net income..............................................                           776                                       776
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative instruments,
     net of income taxes.................................                                          57                          57
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                         (32)                        (32)
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                      25
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                     801
Restructuring transactions, net (See Notes 10, 11, and
 15).....................................................            (3,095)     (2,966)         (166)                     (6,227)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)...................   100       2,357       4,294         1,451              5        8,207
Effect of push down accounting of MetLife, Inc.'s
 purchase price on The Travelers Insurance Company's net
 assets acquired (See Note 1)............................             4,547      (4,294)       (1,451)            (5)      (1,203)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT JULY 1, 2005 (SUCCESSOR)......................   100       6,904          --            --             --        7,004
Revisions of purchase price pushed down to The Travelers
 Insurance Company's net assets acquired (See Note 1)....              (220)                                                 (220)
Comprehensive income (loss):
 Net income..............................................                           241                                       241
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets and income taxes............................                                        (371)                       (371)
   Foreign currency translation adjustments..............                                                          2            2
                                                                                                                          -------
   Other comprehensive income (loss).....................                                                                    (369)
                                                                                                                          -------
 Comprehensive income (loss).............................                                                                    (128)
                                                           ----     -------     -------       -------         ------      -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR).................  $100     $ 6,684     $   241       $  (371)        $    2      $ 6,656
                                                           ====     =======     =======       =======         ======      =======

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                            SUCCESSOR                    PREDECESSOR
                                                         ----------------   --------------------------------------
                                                         SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                           DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                         ----------------   ----------------   -------------------
                                                               2005               2005           2004       2003
                                                         ----------------   ----------------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income...........................................      $    241           $    776       $  1,481   $  1,358
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization expenses.............             3                  5              4          4
    Amortization of premiums (accretion of discounts)
      associated with investments, net.................            96                (31)           (57)       (62)
    (Gains) losses from sales of investments, net......           188                (41)           (16)       (37)
    Change in undistributed income of real estate joint
      ventures and other limited partnership
      interests........................................           (19)               (22)           107          1
    Interest credited to other policyholder account
      balances.........................................           504                698          1,305      1,248
    Universal life and investment-type product policy
      fees.............................................          (442)              (448)          (781)      (606)
    Change in accrued investment income................           (55)                54            (39)       (42)
    Change in trading securities.......................           103                209            226       (232)
    Change in premiums and other receivables...........           134                 17             (8)         8
    Change in DAC and VOBA, net........................           (76)              (241)          (540)      (442)
    Change in insurance-related liabilities............           679                140            604        832
    Change in current income taxes payable.............            54                167            340         15
    Change in other assets.............................           494                (87)            73        (66)
    Change in other liabilities........................          (971)               (46)          (613)      (401)
    Other, net.........................................             2                 58             56         14
                                                             --------           --------       --------   --------
NET CASH PROVIDED BY OPERATING ACTIVITIES..............      $    935           $  1,208       $  2,142   $  1,592
                                                             --------           --------       --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities...................................      $ 22,065           $  7,437       $ 14,745   $ 22,016
    Equity securities..................................           221                108            182        150
    Mortgage and consumer loans........................           724                288            707        358
    Real estate and real estate joint ventures.........            65                146            198        195
    Other limited partnership interests................           173                125            332        239
  Purchases of:
    Fixed maturities...................................       (30,165)            (6,902)       (18,872)   (26,563)
    Equity securities..................................            --               (120)          (157)      (144)
    Mortgage and consumer loans........................          (480)              (452)          (944)      (317)
    Real estate and real estate joint ventures.........           (13)               (11)           (28)       (30)
    Other limited partnership interests................          (330)              (136)          (370)      (437)
  Policy loans.........................................             3                204             14         34
  Net change in short-term investments.................           752              1,102           (116)       814
  Net change in other invested assets..................           252               (206)          (152)         7
  Other, net...........................................             3                 --            130         94
                                                             --------           --------       --------   --------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES....      $ (6,730)          $  1,583       $ (4,331)  $ (3,584)
                                                             --------           --------       --------   --------

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
          FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                        SUCCESSOR                    PREDECESSOR
                                                     ----------------   --------------------------------------
                                                     SIX MONTHS ENDED   SIX MONTHS ENDED       YEARS ENDED
                                                       DECEMBER 31,         JUNE 30,          DECEMBER 31,
                                                     ----------------   ----------------   -------------------
                                                           2005               2005           2004       2003
                                                     ----------------   ----------------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.......................................      $  7,441           $  3,252       $  9,619   $  8,326
    Withdrawals....................................        (8,971)            (4,177)        (6,649)    (5,396)
  Net change in payables for collateral under
    securities loaned and other transactions.......         7,478               (943)            89       (430)
  Dividends on common stock........................            --               (675)          (773)      (545)
  Restructuring transactions.......................            --               (259)            --         --
  Other, net.......................................           (75)                --             --         --
                                                         --------           --------       --------   --------
NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES.......................................         5,873             (2,802)         2,286      1,955
                                                         --------           --------       --------   --------
Change in cash and cash equivalents................            78                (11)            97        (37)
Cash and cash equivalents, beginning of period.....           443                246            149        186
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...........      $    521           $    235       $    246   $    149
                                                         ========           ========       ========   ========
Cash and cash equivalents, subsidiaries
  transferred, beginning of period.................      $     --           $     31       $     10   $     18
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, SUBSIDIARIES
  TRANSFERRED, END OF PERIOD.......................      $     --           $     --       $     31   $     10
                                                         ========           ========       ========   ========
Cash and cash equivalents, from continuing
  operations, beginning of period..................      $    443           $    215       $    139   $    168
                                                         --------           --------       --------   --------
CASH AND CASH EQUIVALENTS, FROM CONTINUING
  OPERATIONS, END OF PERIOD........................      $    521           $    235       $    215   $    139
                                                         ========           ========       ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the period for income
    taxes..........................................      $     90           $    406       $     93   $    309
                                                         ========           ========       ========   ========
  Net cash paid during the period for income taxes,
    subsidiaries transferred.......................      $     --           $     99       $    169   $    147
                                                         ========           ========       ========   ========
  Non-cash transactions during the period:
    Business Dispositions:
      Assets of subsidiaries distributed to parent
         in restructuring transactions.............      $     --           $ 10,472       $     --   $     --
      Liabilities of subsidiaries distributed to
         parent in restructuring transactions......            --              6,014             --         --
                                                         --------           --------       --------   --------
      Net assets of subsidiaries distributed to
         parent in restructuring transactions......            --              4,458       $     --   $     --
      Less: cash disposed..........................            --                 25       $     --   $     --
                                                         --------           --------       --------   --------
      Business dispositions, net of cash
         disposed..................................      $     --           $  4,433       $     --   $     --
                                                         ========           ========       ========   ========
      Inclusion (reversal) of Travelers Property
         Casualty minority interest in joint
         ventures..................................      $     --           $     --       $    (58)  $     63
                                                         ========           ========       ========   ========
      Acquisition of real estate through
         foreclosures of mortgage loans............      $     --           $     --       $     --   $     53
                                                         ========           ========       ========   ========

---------------
See Note 1 for purchase accounting adjustments.
See Note 10, 11, and 15 for non-cash restructuring transactions.

          See accompanying notes to consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ACQUISITION OF THE TRAVELERS INSURANCE COMPANY BY METLIFE, INC.

     On July 1, 2005 (the "Acquisition Date"), The Travelers Insurance Company ("TIC," together with its subsidiaries, including The Travelers Life and Annuity Company ("TLAC"), the "Company") and other affiliated entities, including substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, and excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife, Inc. ("MetLife") from Citigroup (the "Acquisition") for $12.0 billion. MetLife is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe.

     Consideration paid by MetLife for the purchase consisted of approximately $10.9 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of approximately $1.0 billion to Citigroup and approximately $100 million in other transaction costs. Consideration paid to Citigroup will be finalized subject to review of the June 30, 2005 financial statements of Travelers by both MetLife and Citigroup and interpretation of the provisions of the acquisition agreement, dated as of January 31, 2005 between MetLife and Citigroup (the "Acquisition Agreement"), by both parties.

     In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets , the Acquisition is being accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the Acquisition Date. As required by the U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin Topic 5-J., Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company, thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Purchase Price Allocation and Goodwill -- Preliminary

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below. During the fourth quarter of 2005, the Company revised the purchase price allocation as a result of reviews of the Company's underwriting criteria performed in order to refine the estimate of fair values of assumed future policy benefit liabilities. As a result of these reviews and actuarial analyses, and to be consistent with MetLife's reserving methodologies, the Company increased its estimate of the fair value of liabilities relating to a specific group of acquired life insurance policies. Consequently, the fair value of future policy benefits assumed increased by $360 million, net of the related deferred tax assets of $126 million, for a net change of $234 million. The Company expects to complete its reviews and, if required, further refine its estimate of the fair value of such liabilities by June 30, 2006. Additionally, the Company received updated information regarding the fair values of certain assets and liabilities such as its investments in other limited partnerships, mortgage and consumer loans, other assets and other liabilities resulting in a change in the fair value of assets and liabilities acquired, net of their related deferred tax effects, of $28 million. These adjustments resulted in a reduction of the total net fair value of the assets acquired and liabilities assumed of $262 million from those initially estimated. Based upon MetLife's method of attributing the purchase price to the entities acquired, the portion of Travelers' purchase price attributed to the Company was decreased by $220 million resulting in an increase in goodwill of $42 million.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The fair value of certain other assets acquired and liabilities assumed, including goodwill, may be further adjusted during the allocation period due to finalization of the purchase price to be paid to Citigroup as noted previously, agreement between Citigroup and MetLife as to the tax basis purchase price to be allocated to the acquired subsidiaries, and receipt of information regarding the estimation of certain fair values. In no case will the adjustments extend beyond one year from the Acquisition Date.

                                                                        SUCCESSOR
                                                         ---------------------------------------
                                                                   AS OF JULY 1, 2005
                                                         ---------------------------------------
                                                                      (IN MILLIONS)
TOTAL PURCHASE PRICE...................................                            $11,966
  Purchase price attributed to other affiliates........                              5,182
                                                                                   -------
  Purchase price attributed to the Company.............                              6,784
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS..........................................       $ 8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR
  VALUE:...............................................
  Fixed maturities available-for-sale, at fair value...           (26)
  Mortgage loans on real estate........................            72
  Real estate and real estate joint ventures
     held-for-investment...............................            39
  Other limited partnership interests..................            48
  Other invested assets................................           (36)
  Premiums and other receivables.......................         1,001
  Elimination of historical deferred policy acquisition
     costs.............................................        (3,052)
  Value of business acquired...........................         3,490
  Value of distribution agreements and customer
     relationships acquired............................            73
  Net deferred income tax asset........................         1,747
  Elimination of historical goodwill...................          (196)
  Other assets.........................................           (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR
  VALUE:...............................................
  Future policy benefits...............................        (3,752)
  Policyholder account balances........................        (1,869)
  Other liabilities....................................           193
                                                              -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED..............................................                              5,928
                                                                                   -------
GOODWILL RESULTING FROM THE ACQUISITION................                            $   856
                                                                                   =======

     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, that are expected to benefit from the Acquisition as follows:

                                                                   SUCCESSOR
                                                               ------------------
                                                               AS OF JULY 1, 2005
                                                               ------------------
                                                                 (IN MILLIONS)
Institutional...............................................          $305
Individual..................................................           159
Corporate & Other...........................................           392
                                                                      ----
  TOTAL.....................................................          $856
                                                                      ====

     The entire amount of goodwill is expected to be deductible for income tax purposes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Condensed Statement of Net Assets Acquired

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as of July 1, 2005 as follows:

                                                                  SUCCESSOR
                                                              ------------------
                                                              AS OF JULY 1, 2005
                                                              ------------------
                                                                (IN MILLIONS)
ASSETS:
Fixed maturities available-for-sale.........................       $41,210
Trading securities..........................................           555
Equity securities available-for-sale........................           617
Mortgage loans on real estate...............................         2,363
Policy loans................................................           884
Real estate and real estate joint ventures
  held-for-investment.......................................           126
Other limited partnership interests.........................         1,120
Short-term investments......................................         2,225
Other invested assets.......................................         1,205
                                                                   -------
  Total investments.........................................        50,305
Cash and cash equivalents...................................           443
Accrued investment income...................................           494
Premiums and other receivables..............................         4,688
Value of business acquired..................................         3,490
Goodwill....................................................           856
Other intangible assets.....................................            73
Deferred tax asset..........................................         1,174
Other assets................................................           730
Separate account assets.....................................        30,427
                                                                   -------
  Total assets acquired.....................................        92,680
                                                                   -------
LIABILITIES:
Future policy benefits......................................        17,551
Policyholder account balances...............................        34,251
Other policyholder funds....................................           114
Current income taxes payable................................            36
Other liabilities...........................................         3,517
Separate account liabilities................................        30,427
                                                                   -------
  Total liabilities assumed.................................        85,896
                                                                   -------
  Net assets acquired.......................................       $ 6,784
                                                                   =======

  Other Intangible Assets

     Value of business acquired ("VOBA") reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered the calculated weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair value of business acquired, distribution agreements and customer relationships acquired are as follows:

                                                             SUCCESSOR
                                                           -------------    WEIGHTED AVERAGE
                                                           JULY 1, 2005    AMORTIZATION PERIOD
                                                           -------------   -------------------
                                                           (IN MILLIONS)
Value of business acquired...............................     $3,490            16 years
Value of distribution agreements and customer
  relationships acquired.................................         73            16 years
                                                              ------
  Total value of intangible assets acquired, excluding
     goodwill............................................     $3,563            16 years
                                                              ======

     The estimated future amortization of the value of business acquired, distribution agreements and customer relationships acquired from 2006 to 2010 is as follows:

                                                              (IN MILLIONS)
2006........................................................      $322
2007........................................................      $316
2008........................................................      $300
2009........................................................      $282
2010........................................................      $262

2.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     TIC is a Connecticut corporation incorporated in 1863. As described more fully in Note 1, on July 1, 2005, TIC became a wholly-owned subsidiary of MetLife, a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. Outside the United States, the MetLife companies have direct insurance operations in Asia Pacific, Latin America and Europe. The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products. Prior to the Acquisition, TIC was a wholly-owned subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from TIC to CIHC on June 30, 2005 in

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

contemplation of the Acquisition. Primerica is reported in discontinued operations for all periods presented. See Note 15.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     Minority interest related to consolidated entities included in other liabilities was $180 million and $216 million at December 31, 2005 and 2004, respectively.

     As described more fully in Note 1, the application of purchase accounting resulted in the establishment of a new basis of accounting. Consequently, all periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively. As such periods are not prepared on a consistent basis, the six month period and the years prior to the Acquisition are presented separately from the six month period subsequent to the Acquisition.

     Certain amounts in the predecessor consolidated financial statements for periods prior to July 1, 2005 have been reclassified to conform with the presentation of the successor.

     Significant reclassifications to the consolidated balance sheet as of December 31, 2004 are as follows: (i) securities previously reported in other invested assets are now reported in equity securities; (ii) real estate and real estate joint ventures previously reported in other invested assets are now reported in real estate and real estate joint ventures held-for-investment;
(iii) corporate joint ventures that were previously reported in other invested assets are now reported in other limited partnership interests; (iv) positive derivative revaluation previously reported in other assets are now reported in other invested assets; (v) reinsurance recoverables are now reported in premiums and other receivables; (vi) VOBA previously reported in other assets is now reported in deferred policy acquisition costs ("DAC"); (vii) policy and contract claim liabilities previously reported in contractholder funds are now reported in other policyholder funds; (viii) balances on investment-type contracts previously reported in contractholder funds are now reported in policyholder account balances; (ix) deferred sales inducements previously reported as part of DAC, are now reported in other assets; (x) trading securities sold and not yet purchased are now reported in other liabilities; and (xi) deferred profits previously reported as other liabilities are now reported in other policyholder funds.

     Reclassifications to the consolidated statements of income for the years ended December 31, 2004 and 2003, were primarily related to certain reinsurance and other revenues previously reported in general and administrative expenses which are now reported in other revenues. In addition, amortization of DAC is now reported in other expenses.

     The consolidated statements of cash flows for the years ended December 31, 2004 and 2003 have been presented using the indirect method. Reclassifications made to the consolidated statements of cash flows for the years ended December 31, 2004 and 2003 primarily related to investment-type policy activity previously reported as cash flows from operating activities which are now reported as cash flows from financing activities. In addition, net changes in payables for securities loaned transactions were reclassified from cash flows from investing activities to cash flows from financing activities and accrued withdrawn benefits were reclassified from cash flows from financing activities to cash flows from operating activities. Additionally, the statement of cash flows for the six months ended June 30, 2005 has been restated to include the cash flows of discontinued operations, which were previously excluded from that statement.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of DAC and the establishment and amortization of VOBA; (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; and (ix) the liability for litigation and regulatory matters. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, trading securities, mortgage and consumer loans, other limited partnerships and real estate joint ventures, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "--Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage and consumer loans are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage and consumer loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist primarily of the fair value of the Company's freestanding derivative instruments. In 2004, other invested assets also included the Company's investment in the preferred stock of Citigroup. See Note 10.

     Prior to the Acquisition, the Company used the equity method of accounting for all real estate joint ventures and other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

     Subsequent to the Acquisition, the Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than minor influence over operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor ownership investment and virtually no influence over operations.

  Trading Securities

     Trading securities are recorded at fair value with subsequent changes in fair value recognized in net investment income.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Certain securities of $208 million were reclassified to cash equivalents from short-term investments due to the revised term to maturity at the Acquisition Date.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the Acquisition Date.

     Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to the Acquisition, the Company amortized its deferred and payout annuity contracts employing a level effective yield methodology, whereas subsequent to the Acquisition, the Company amortizes DAC for deferred annuity contracts in proportion to anticipated gross profits and payout annuity contracts in proportion to anticipated premiums.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is as follows:

                                                                  SUCCESSOR
                                                              -----------------
                                                              DECEMBER 31, 2005
                                                              -----------------
                                                                (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.............................        $196
Elimination of historical goodwill..........................        (196)
Effect of push down accounting of MetLife's purchase price
  on TIC's net assets acquired (See Note 1).................         856
                                                                    ----
BALANCE, BEGINNING AND END OF PERIOD........................        $856
                                                                    ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or a discounted cash flow model.

  Liability for Future Policy Benefits and Policyholder Account Balances

     Overview

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. For contracts in-force at the time of the Acquisition, the Company revalued the liabilities using updated assumptions as to interest rates, mortality, persistency and provisions for adverse deviation which were current as of the time of the Acquisition. The interest rate for future policy benefit liabilities on non-participating traditional life insurance on the successor basis is approximately 4% at

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 2005. Interest rates for the future policy benefit liabilities on the predecessor basis ranged from 3% to 7% at December 31, 2004.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. The interest rates used in establishing such liabilities on the successor basis range from 4% to 6% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 2% to 9% at December 31, 2004.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities on the successor basis is approximately 4% at December 31, 2005. The interest rates for such liabilities on the predecessor basis ranged from 7% to 8% at December 31, 2004.

     Liabilities for unpaid claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.3% to 13% on the successor basis at December 31, 2005 and 1% to 8% on the predecessor basis at December 31, 2004, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

     Product Liability Classification Changes Resulting from the Acquisition

     Prior to the Acquisition, the Company determined the classification of its single premium immediate annuities and structured settlements as investment or insurance contracts at the contract level. As such, single premium immediate annuities and structured settlements with life contingent payments were classified and accounted for as "limited pay" long-duration insurance contracts due to their significant mortality risk. The liability associated with these contracts was reported in future policyholder benefits on the Company's consolidated balance sheet. Contracts without life contingencies were classified as investment contracts and were reported in policyholder account balances.

     Subsequent to the Acquisition, the Company classifies single premium immediate annuities and structured settlements at the block of business level which combines those contracts with life contingencies and those contracts without life contingencies. In the aggregate, both the single premium immediate annuities and structured settlements contain significant mortality risk. Therefore, the Company accounts for all single premium immediate annuities and structured settlements as long-duration insurance contracts and reports them as future policyholder benefits.

     With respect to immediate participation guarantee contracts, contracts may have funds associated with future life contingent payments on behalf of specific lives, as well as unallocated funds not yet associated with

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

specific lives or future payments. Prior to the Acquisition, the Company classified and reported funds within a contract that were associated with life contingent payments in future policyholder benefits on the Company's consolidated balance sheet. All other funds held with respect to those contracts were reported in policyholder account balances on the Company's consolidated balance sheet.

     Subsequent to the Acquisition, the Company evaluates the immediate participation guarantee contracts at the aggregate level. Based upon the Company's current evaluation, all immediate participation guarantee contracts are accounted for as universal life contracts and are being reported in policyholder account balances on the Company's consolidated balance sheet.

     Prior to the Acquisition, the Company recorded its deferred annuity contracts, including the guaranteed minimum death benefit ("GMDB") features, as investment contracts. Subsequent to the Acquisition, the Company records such contracts as insurance products. As a result, the Company has established a future policyholder benefit liability for GMDBs in accordance with Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1").

  Guarantees

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with the historical experience of the capital markets. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment; or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contractholder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term. Prior to the Acquisition, deferred revenues on life and annuity policies with life contingencies were reported in other liabilities, whereas subsequent to the Acquisition, these amounts are included in other policyholder funds on the accompanying consolidated balance sheet.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include fees and broker-dealer commissions. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Federal Income Taxes

     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

     For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by the Company's parent, MetLife. As a result of this election, the income tax bases in the acquired assets and liabilities were adjusted as of the Acquisition Date resulting in a change to the related deferred income taxes. See Notes 1 and 7.

  Reinsurance

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC and VOBA are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of SOP 03-1 on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $500 million were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
(iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of Accounting Principles Board ("APB") Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1 as interpreted by a Technical Practice Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The following summarizes the more significant aspects of the Company's adoption of SOP 03-1 prior to the Acquisition, effective January 1, 2004:

          Separate Account Presentation. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entity's general account.

          The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet at January 1, 2004 of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

          Variable Annuity Contracts with Guaranteed Minimum Death Benefit Features. SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a liability for insurance contracts, and provides that the reporting entity does not hold liabilities for investment contracts (i.e., there is no significant mortality risk).

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Liabilities for Universal Life and Variable Universal Life
     Contracts. SOP 03-1 requires that a liability, in addition to the account balance, be established for certain insurance benefit features provided under universal life and variable universal life products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

          The Company's universal life and variable universal life products were reviewed to determine whether an additional liability is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its universal life and variable universal life contracts with these features and established an additional liability of approximately $1 million.

          Sales Inducements to Contractholders. In accordance with SOP 03-1, the Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. These inducements relate to bonuses on certain products offered by the Company.

     Effective the third quarter of 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51 and its December 2003 revision ("FIN 46(r)"), which includes substantial changes from the original FIN
46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance.

     FIN 46 and FIN 46(r) change the method of determining whether certain entities, including securitization entities, should be consolidated in the Company's financial statements. An entity is subject to FIN 46 and FIN 46(r) and is called a VIE if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties; or (ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under SFAS No. 94, Consolidation of All Majority-Owned Subsidiaries. A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

     The adoption of the provisions of FIN 46(r) during the third quarter of 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                              SUCCESSOR
                                             --------------------------------------------
                                                          DECEMBER 31, 2005
                                             --------------------------------------------
                                                            GROSS
                                              COST OR    UNREALIZED
                                             AMORTIZED   -----------   ESTIMATED    % OF
                                               COST      GAIN   LOSS   FAIR VALUE   TOTAL
                                             ---------   ----   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities..................   $16,788    $ 45   $393    $16,440      34.1%
Residential mortgage-backed securities.....    11,304      14    121     11,197      23.2
U.S. Treasury/agency securities............     6,153      20     61      6,112      12.7
Foreign corporate securities...............     5,323      30    139      5,214      10.8
Commercial mortgage-backed securities......     4,545      10     75      4,480       9.3
Asset-backed securities....................     3,594       9     14      3,589       7.5
State and political subdivision
  securities...............................       632      --     25        607       1.3
Foreign government securities..............       472      17      2        487       1.0
                                              -------    ----   ----    -------     -----
  Total bonds..............................    48,811     145    830     48,126      99.9
Redeemable preferred stocks................        37       1      2         36       0.1
                                              -------    ----   ----    -------     -----
  Total fixed maturities...................   $48,848    $146   $832    $48,162     100.0%
                                              =======    ====   ====    =======     =====
Non-redeemable preferred stocks............   $   327    $  1   $  5    $   323      76.7%
Common stocks..............................        97       4      3         98      23.3
                                              -------    ----   ----    -------     -----
  Total equity securities..................   $   424    $  5   $  8    $   421     100.0%
                                              =======    ====   ====    =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             PREDECESSOR
                                            ----------------------------------------------
                                                          DECEMBER 31, 2004
                                            ----------------------------------------------
                                                            GROSS
                                             COST OR     UNREALIZED
                                            AMORTIZED   -------------   ESTIMATED    % OF
                                              COST       GAIN    LOSS   FAIR VALUE   TOTAL
                                            ---------   ------   ----   ----------   -----
                                                        (DOLLARS IN MILLIONS)
U.S. corporate securities.................   $21,956    $1,337   $33     $23,260      54.6%
Residential mortgage-backed securities....     4,636       122     4       4,754      11.2
U.S. Treasury/agency securities...........     1,818        99    --       1,917       4.5
Foreign corporate securities..............     6,855       384    12       7,227      16.9
Commercial mortgage-backed securities.....     2,249       113     3       2,359       5.5
Asset-backed securities...................     1,861        17     3       1,875       4.4
State and political subdivision
  securities..............................       360        41     1         400       0.9
Foreign government securities.............       576        59    --         635       1.5
                                             -------    ------   ---     -------     -----
  Total bonds.............................    40,311     2,172    56      42,427      99.5
Redeemable preferred stocks...............       155        40     1         194       0.5
                                             -------    ------   ---     -------     -----
  Total fixed maturities..................   $40,466    $2,212   $57     $42,621     100.0%
                                             =======    ======   ===     =======     =====
Non-redeemable preferred stocks...........   $   124    $    3   $ 1     $   126      33.7%
Common stocks.............................       208        41     1         248      66.3
                                             -------    ------   ---     -------     -----
  Total equity securities.................   $   332    $   44   $ 2     $   374     100.0%
                                             =======    ======   ===     =======     =====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is not exposed to any significant concentration of credit risk in its U.S. and foreign corporate fixed maturities portfolio, other than those disclosed below:

                                                           SUCCESSOR          PREDECESSOR
                                                       -----------------   -----------------
                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Communications(1)....................................       $2,753              $3,933
Banking..............................................       $2,193              $2,728
Electric Utilities...................................       $2,042              $2,965
Finance Companies....................................       $1,777              $3,344
Capital Goods(2).....................................       $1,223              $1,652
Real Estate Investment Trust.........................       $1,125              $1,983
Energy...............................................       $  991              $1,557
Basic Industry(3)....................................       $  936              $1,537
Insurance............................................       $  883              $1,769
Food and Beverage....................................       $  772              $  905
Natural Gas Utilities................................       $  737              $  911
Brokerage............................................       $  670              $  726
Industrial Other.....................................       $  650              $  629
Transportation(4)....................................       $  608              $  683

---------------

(1) Communications includes telecommunications, media cable and media non-cable.

(2) Capital goods includes aerospace, building materials, conglomerates, construction machine, containers, defense, packaging and environmental.

(3) Basic industry includes chemicals, metals, and paper.

(4) Transportation includes airlines, railroad and transportation services.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3,080 million and $4,955 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain (loss) of ($40) million and $392 million at December 31, 2005 and 2004, respectively. The Company held non-income producing fixed maturities at estimated fair values of $3 million and $47 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were ($5) million and $18 million at December 31, 2005 and 2004, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                    SUCCESSOR               PREDECESSOR
                                              ----------------------   ----------------------
                                                DECEMBER 31, 2005        DECEMBER 31, 2004
                                              ----------------------   ----------------------
                                               COST OR                  COST OR
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                COST      FAIR VALUE     COST      FAIR VALUE
                                              ---------   ----------   ---------   ----------
                                                               (IN MILLIONS)
Due in one year or less.....................   $ 1,336     $ 1,330      $ 2,087     $ 2,127
Due after one year through five years.......     9,730       9,623       11,394      11,849
Due after five years through ten years......     8,922       8,734       11,573      12,264
Due after ten years.........................     9,380       9,173        6,511       7,199
                                               -------     -------      -------     -------
  Subtotal..................................    29,368      28,860       31,565      33,439
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities.........    19,443      19,266        8,746       8,988
                                               -------     -------      -------     -------
  Subtotal..................................    48,811      48,126       40,311      42,427
Redeemable preferred stocks.................        37          36          155         194
                                               -------     -------      -------     -------
     Total fixed maturities.................   $48,848     $48,162      $40,466     $42,621
                                               =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     The Company makes investments in collateralized mortgage obligations ("CMOs"). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2005 and 2004, the Company held CMOs classified as available-for-sale with a fair value of $7,224 million and $2,395 million, respectively. Approximately 55% and 54% of the Company's CMO holdings were fully collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") securities at December 31, 2005 and 2004, respectively. In addition, the Company held $3,973 million and $2,359 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2005 and 2004, respectively. All of these securities are rated AAA by the major rating agencies.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        SUCCESSOR                   PREDECESSOR
                                     ----------------   -----------------------------------
                                     SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                       DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                     ----------------   ----------------   ----------------
                                           2005               2005          2004     2003
                                     ----------------   ----------------   ------   -------
                                                         (IN MILLIONS)
Proceeds...........................      $20,368             $2,971        $6,957   $13,101
Gross investment gains.............      $    41             $  152        $  257   $   449
Gross investment losses............      $  (318)            $  (96)       $ (219)  $  (364)

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     There were no gross investment losses above that exclude writedowns recorded during the six months ended December 31, 2005. Gross investment losses exclude writedowns recorded during the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $4 million, $42 million and $109 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
  AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                        SUCCESSOR
                                       ---------------------------------------------------------------------------
                                                                    DECEMBER 31, 2005
                                       ---------------------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                         LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                       -----------------------   -----------------------   -----------------------
                                                      GROSS                     GROSS                     GROSS
                                       ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                       FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                                  (DOLLARS IN MILLIONS)
U.S. corporate securities............   $13,605        $393        $  --        $  --       $13,605        $393
Residential mortgage-backed
  securities.........................     8,490         121           --           --         8,490         121
U.S. Treasury/agency securities......     4,148          61           --           --         4,148          61
Foreign corporate securities.........     4,284         139           --           --         4,284         139
Commercial mortgage-backed
  securities.........................     3,654          75           --           --         3,654          75
Asset-backed securities..............     1,741          14           --           --         1,741          14
State and political subdivision
  securities.........................       549          25           --           --           549          25
Foreign government securities........       147           2           --           --           147           2
                                        -------        ----        -----        -----       -------        ----
  Total bonds........................    36,618         830           --           --        36,618         830
Redeemable preferred stocks..........        28           2           --           --            28           2
                                        -------        ----        -----        -----       -------        ----
  Total fixed maturities.............   $36,646        $832        $  --        $  --       $36,646        $832
                                        =======        ====        =====        =====       =======        ====
Equity securities....................   $   214        $  8        $  --        $  --       $   214        $  8
                                        =======        ====        =====        =====       =======        ====
Total number of securities in an
  unrealized loss position...........     4,711                       --                      4,711
                                        =======                    =====                    =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                        ---------------------------------------------------------------------------
                                                                     DECEMBER 31, 2004
                                        ---------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                          LESS THAN 12 MONTHS         THAN 12 MONTHS                 TOTAL
                                        -----------------------   -----------------------   -----------------------
                                                       GROSS                     GROSS                     GROSS
                                        ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED   ESTIMATED    UNREALIZED
                                        FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. corporate securities.............    $2,943        $26          $192         $ 7         $3,135        $33
Residential mortgage-backed
  securities..........................       551          3            53           1            604          4
U.S. Treasury/agency securities.......        60         --            --          --             60         --
Foreign corporate securities..........       944          8           178           4          1,122         12
Commercial mortgage-backed
  securities..........................       250          3             7          --            257          3
Asset-backed securities...............       294          2            45           1            339          3
State and political subdivision
  securities..........................         4         --            11           1             15          1
Foreign government securities.........        19         --            --          --             19         --
                                          ------        ---          ----         ---         ------        ---
  Total bonds.........................     5,065         42           486          14          5,551         56
Redeemable preferred stocks...........        13         --             7           1             20          1
                                          ------        ---          ----         ---         ------        ---
  Total fixed maturities..............    $5,078        $42          $493         $15         $5,571        $57
                                          ======        ===          ====         ===         ======        ===
Equity securities.....................    $   31        $ 2          $  9         $--         $   40        $ 2
                                          ======        ===          ====         ===         ======        ===
Total number of securities in an
  unrealized loss position............       681                       89                        770
                                          ======                     ====                     ======

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004 where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                              SUCCESSOR
                       ---------------------------------------------------------------------------------------
                                                          DECEMBER 31, 2005
                       ---------------------------------------------------------------------------------------
                         COST OR AMORTIZED COST        GROSS UNREALIZED LOSSES        NUMBER OF SECURITIES
                       ---------------------------   ---------------------------   ---------------------------
                       LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE   LESS THAN 20%   20% OR MORE
                       -------------   -----------   -------------   -----------   -------------   -----------
                                                        (DOLLARS IN MILLIONS)
Less than six
  months.............     $37,631          $69           $814            $26           4,663           48
                          -------          ---           ----            ---           -----           --
  Total..............     $37,631          $69           $814            $26           4,663           48
                          =======          ===           ====            ===           =====           ==

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  PREDECESSOR
                                          ------------------------------------------------------------
                                                               DECEMBER 31, 2004
                                          ------------------------------------------------------------
                                               COST OR               GROSS                NUMBER
                                            AMORTIZED COST     UNREALIZED LOSSES      OF SECURITIES
                                          ------------------   ------------------   ------------------
                                          LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%       MORE       20%       MORE       20%       MORE
                                          ---------   ------   ---------   ------   ---------   ------
                                                             (DOLLARS IN MILLIONS)
Less than six months....................   $4,115      $  1       $29      $  --       499         5
Six months or greater but less than nine
  months................................      890        --        13         --       155        --
Nine months or greater but less than
  twelve months.........................      147        --         3         --        27        --
Twelve months or greater................      517        --        14         --        84        --
                                           ------      ----       ---      -----       ---        --
  Total.................................   $5,669      $  1       $59      $  --       765         5
                                           ======      ====       ===      =====       ===        ==

     As of December 31, 2005, $814 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $59 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $26 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 38% of the cost or amortized cost of such securities. Of such unrealized losses, all have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 2, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. In connection with the Acquisition, the Company's investment portfolio was revalued in accordance with purchase accounting as of July 1, 2005. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates since the portfolio revaluation at the Acquisition Date. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8,478 million and $2,106 million and an estimated fair value of $8,372 million and $1,918 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8,622 million and $1,986 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

income and investment expenses, respectively. Security collateral of $174 million and $341 million at December 31, 2005 and December 31, 2004, respectively, was on deposit from customers in connection with the securities lending transactions. Security collateral may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $21 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. The Company had no securities held in trust to satisfy collateral requirements at December 31, 2005. Company securities held in trust to satisfy collateral requirements, consisting primarily of fixed maturity securities, had an amortized cost of $15 million at December 31, 2004.

  MORTGAGE AND CONSUMER LOANS

     At December 31, 2005 and 2004, the Company's mortgage and consumer loans consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Current mortgage and consumer loans.................       $2,081              $2,070
Underperforming mortgage and consumer loans.........           13                  54
                                                           ------              ------
  Total mortgage and consumer loans.................       $2,094              $2,124
                                                           ======              ======

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Mortgage loans are collaterized by properties located in the United States. At December 31, 2005, approximately 37%, 12%, and 5% of the properties were located in California, New York, and New Jersey, respectively. Generally, the Company, as a lender, only loans up to 75% of the purchase price on the underlying real estate.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities..........................       $1,169             $1,173        $2,336     $2,330
Equity securities.........................            3                 22             9        (21)
Mortgage and consumer loans...............           85                 82           184        158
Real estate and real estate joint
  ventures................................            2                 19            29         20
Policy loans..............................           23                 29            70         76
Other limited partnership interests.......           33                217           262         32
Cash, cash equivalents and short-term
  investments.............................           61                 24            31         49
Preferred stock of Citigroup..............           --                 73           182        182
Other.....................................           (6)                 3             1         34
                                                 ------             ------        ------     ------
  Total...................................        1,370              1,642         3,104      2,860
Less: Investment expenses.................          154                 34            92        117
                                                 ------             ------        ------     ------
  Net investment income...................       $1,216             $1,608        $3,012     $2,743
                                                 ======             ======        ======     ======

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                               SUCCESSOR                   PREDECESSOR
                                            ----------------   ------------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED      YEARS ENDED
                                              DECEMBER 31,         JUNE 30,         DECEMBER 31,
                                            ----------------   ----------------   -----------------
                                                  2005               2005          2004       2003
                                            ----------------   ----------------   ------     ------
                                                                 (IN MILLIONS)
Fixed maturities(1).......................       $ (278)            $   17        $  (21)    $  (33)
Equity securities.........................            1                 35            17          9
Mortgage and consumer loans...............           (8)                 1             1        (14)
Real estate and real estate joint
  ventures................................            7                  7             1          6
Other limited partnership interests.......           (1)                 2             1         44
Sales of businesses.......................            2                 --            --         --
Derivatives...............................          (11)              (402)          122        507
Other.....................................          100                366          (112)      (487)
                                                 ------             ------        ------     ------
  Net investment gains (losses)...........       $ (188)            $   26        $    9     $   32
                                                 ======             ======        ======     ======

---------------
(1) Subsequent to the Acquisition, the Company's investment portfolio was repositioned, resulting in significant net investment losses during the six months ended December 31, 2005. Such losses resulted from the sale of securities during a period of rising interest rates.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities.............................       $(686)             $2,124        $2,155   $1,966
Equity securities............................          (3)                 21            42       33
Derivatives..................................           1                  83            (6)    (159)
Other........................................         (18)                  4             1       16
Discontinued operations......................          --                  --           256      225
                                                    -----              ------        ------   ------
  Total......................................        (706)              2,232         2,448    2,081
Amounts allocated from DAC and VOBA..........         135                  --            --       --
Deferred income taxes........................         200                (781)         (856)    (725)
                                                    -----              ------        ------   ------
     Net unrealized investment gains
       (losses)..............................       $(371)             $1,451        $1,592   $1,356
                                                    =====              ======        ======   ======

     The changes in net unrealized investment gains (losses) were as follows:

                                                  SUCCESSOR                  PREDECESSOR
                                               ----------------   ----------------------------------
                                               SIX MONTHS ENDED   SIX MONTHS ENDED     YEARS ENDED
                                                 DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                               ----------------   ----------------   ---------------
                                                     2005               2005          2004     2003
                                               ----------------   ----------------   ------   ------
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD..............      $ 1,451             $1,592        $1,356   $  454
Effect of purchase accounting push down (See
  Note 1)....................................       (1,451)                --            --       --
                                                   -------             ------        ------   ------
BALANCE, BEGINNING OF PERIOD.................           --              1,592         1,356      454
Unrealized investment gains (losses) during
  the period.................................         (706)                43           367    1,368
Unrealized investment gains (losses) relating
  to:
  DAC and VOBA...............................          135                 --            --       --
  Deferred income taxes......................          200                (18)         (131)    (466)
Restructuring transaction....................           --               (166)           --       --
                                                   -------             ------        ------   ------
BALANCE, END OF PERIOD.......................      $  (371)            $1,451        $1,592   $1,356
                                                   =======             ======        ======   ======
Net change in unrealized investment gains
  (losses)...................................      $  (371)            $ (141)       $  236   $  902
                                                   =======             ======        ======   ======

  TRADING SECURITIES

     Net investment income for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003 includes $6 million, ($35) million, $44 million and $190 million, respectively, of gains (losses) on securities classified as trading. Of these amounts, ($3) million, $20 million, $78 million and $92 million relate to net gains (losses) recognized on trading securities sold during the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003,

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

respectively. The remaining $9 million, ($55) million, ($34) million and $98 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively, relate to changes in fair value on trading securities held at December 31, 2005, June 30, 2005, December 31, 2004 and December 31, 2003, respectively.

  VARIABLE INTEREST ENTITIES

     As of December 31, 2004, a collateralized debt obligation and a real estate joint venture were consolidated as VIEs. The collateralized debt obligation was sold subsequent to June 30, 2005. The real estate joint venture experienced a reconsideration event that changed the Company's status so that it is no longer the primary beneficiary. The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                              NOT PRIMARY BENEFICIARY
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS (1)    LOSS (2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Asset-backed securitizations................................    $1,281        $ 69
Real estate joint ventures(3)...............................        97          18
Other limited partnerships(4)...............................     4,055         285
Other investments(5)........................................       200          15
                                                                ------        ----
  Total.....................................................    $5,633        $387
                                                                ======        ====

---------------

(1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2005. The assets of the real estate joint ventures, other limited partnerships and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

(4) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

(5) Other investments include securities that are not asset-backed securitizations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     On the Acquisition Date, derivative revaluation gains were reclassified from other assets to other invested assets to conform with MetLife's presentation.

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in hedging relationships. Accordingly, all changes in such derivative fair values for the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                           SUCCESSOR                        PREDECESSOR
                                -------------------------------   -------------------------------
                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                -------------------------------   -------------------------------
                                            CURRENT MARKET OR                 CURRENT MARKET OR
                                                FAIR VALUE                        FAIR VALUE
                                NOTIONAL   --------------------   NOTIONAL   --------------------
                                 AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                --------   ------   -----------   --------   ------   -----------
                                                          (IN MILLIONS)
Interest rate swaps...........  $ 6,540     $356       $ 49       $ 5,702    $   59      $109
Interest rate caps............    2,020       16         --           118         3        --
Financial futures.............       81        2          1         1,339        --        --
Foreign currency swaps........    3,084      429         72         3,219       850        45
Foreign currency forwards.....      488       18          2           431        --         8
Options.......................       --      165          3            --       189        --
Financial forwards............       --       --          2            --         2         2
Credit default swaps..........      957        2          2           415         4         3
                                -------     ----       ----       -------    ------      ----
  Total.......................  $13,170     $988       $131       $11,224    $1,107      $167
                                =======     ====       ====       =======    ======      ====

     The above table does not include notional values for equity futures, equity financial forwards, and equity options. At December 31, 2005 and 2004, the Company owned 587 and 217 equity futures contracts, respectively. Equity futures market values are included in financial futures in the preceding table. At December 31, 2005 and 2004, the Company owned 73,500 and 115,400 equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table. At December 31, 2005 and 2004, the Company owned 1,420,650 and 1,144,700 equity options, respectively. Equity options market values are included in options in the preceding table. The notional amount related to equity options for 2004 has been removed from the above table to conform to 2005 presentation.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                             SUCCESSOR
                              ------------------------------------------------------------------------
                                                           REMAINING LIFE
                              ------------------------------------------------------------------------
                                         AFTER ONE YEAR   AFTER FIVE YEARS
                              ONE YEAR      THROUGH           THROUGH
                              OR LESS      FIVE YEARS        TEN YEARS       AFTER TEN YEARS    TOTAL
                              --------   --------------   ----------------   ---------------   -------
                                                           (IN MILLIONS)
Interest rate swaps.........   $  942        $2,929            $2,519             $150         $ 6,540
Interest rate caps..........    2,000            20                --               --           2,020
Financial futures...........       81            --                --               --              81
Foreign currency swaps......      535           869             1,616               64           3,084
Foreign currency forwards...      488            --                --               --             488
Credit default swaps........       95           836                26               --             957
                               ------        ------            ------             ----         -------
  Total.....................   $4,141        $4,654            $4,161             $214         $13,170
                               ======        ======            ======             ====         =======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches).

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at time of exercise and the strike price. Equity index options are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                        SUCCESSOR                            PREDECESSOR
                           -----------------------------------   -----------------------------------
                                    DECEMBER 31, 2005                     DECEMBER 31, 2004
                           -----------------------------------   -----------------------------------
                                             FAIR VALUE                            FAIR VALUE
                           NOTIONAL   ------------------------   NOTIONAL   ------------------------
                            AMOUNT      ASSETS     LIABILITIES    AMOUNT      ASSETS     LIABILITIES
                           --------   ----------   -----------   --------   ----------   -----------
                                                         (IN MILLIONS)
Fair value...............  $    66       $ --         $ --       $ 1,506      $   --        $ 14
Cash flow................      430          2           --         7,560         897         142
Foreign operations.......       --         --           --            25          --          --
Non-qualifying...........   12,674        986          131         2,133         210          11
                           -------       ----         ----       -------      ------        ----
     Total...............  $13,170       $988         $131       $11,224      $1,107        $167
                           =======       ====         ====       =======      ======        ====

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate investments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                               SUCCESSOR                 PREDECESSOR
                                            ----------------   --------------------------------
                                            SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                              DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                            ----------------   ----------------   -------------
                                                  2005               2005         2004    2003
                                            ----------------   ----------------   -----   -----
                                                               (IN MILLIONS)
Changes in the fair value of
  derivatives.............................        $--                $(16)        $(21)   $  1
Changes in the fair value of the items
  hedged..................................         --                   5          (12)    (24)
                                                  ---                ----         ----    ----
Net ineffectiveness of fair value hedging
  activities..............................        $--                $(11)        $(33)   $(23)
                                                  ===                ====         ====    ====

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative has been excluded from the assessment of ineffectiveness. For the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, the cost of carry for financial futures was ($8) million, ($29) million and ($23) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate futures to hedge against changes in value of securities to be acquired; and (v) interest rate futures to hedge against changes in interest rates on liabilities to be issued.

     For the six months ended December 31, 2005, the Company did not recognize any net investment gains (losses) related to the assessment of hedge ineffectiveness. For the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized net investment gains (losses) of ($5) million, $6 million and ($3) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the six months ended December 31, 2005 and June 30, 2005 and for the years ended December 31, 2004 and 2003, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Presented below is a rollforward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                   SUCCESSOR                 PREDECESSOR
                                                ----------------   --------------------------------
                                                SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                  DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                                ----------------   ----------------   -------------
                                                      2005               2005         2004    2003
                                                ----------------   ----------------   -----   -----
                                                                   (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD...............        $ 83               $(6)         $(159)  $(286)
Effect of purchase accounting push down (See
  Note 1).....................................         (83)               --             --      --
                                                      ----               ---          -----   -----
BALANCE, BEGINNING OF PERIOD..................           -                (6)          (159)   (286)
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of
  cash flow hedges............................           1                85            140     112
Amounts reclassified to net investment
  income......................................          --                 4             13      15
                                                      ----               ---          -----   -----
BALANCE, END OF THE PERIOD....................        $  1               $83          $  (6)  $(159)
                                                      ====               ===          =====   =====

     At December 31, 2005, approximately ($5) million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2006.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps and options to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded in 2005, 2004 or 2003.

     The Company's consolidated statements of stockholder's equity for the six months ended December 31, 2005 did not include any gains (losses) related to foreign currency contracts used to hedge its net investments in foreign operations. The Company's consolidated statements of stockholder's equity for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, included gains (losses) of $3 million, $1 million and ($6) million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in accumulated other comprehensive income ("AOCI") are reclassified to the consolidated statements of income, while a pro rata portion is reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps, and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(v) RSATs to synthetically create investments; and (vi) basis swaps to better match the cash flows from assets and related liabilities.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2005. For the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($1) million, ($10) million, ($33) million and ($96) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum accumulation and withdrawal benefits. The fair value of the Company's embedded derivative liabilities was $40 million and $181 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) for the six months ended December 31, 2005 and June 30, 2005 and during the year ended December 31, 2004 were gains (losses) of $39 million, ($3) million and $30 million, respectively. There were no investment gains (losses) associated with embedded derivatives during the year ended December 31, 2003.

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005 and 2004, the Company was obligated to return cash collateral under its control of $128 million and $229 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005 and 2004, the Company had also accepted collateral consisting of various securities with a fair market value of $427 million and $584 million, respectively, which is held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2005 and 2004, none of the collateral had been sold or repledged. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2003 and 2004, and the six months ended June 30, 2005 and December 31, 2005, is as follows:

                                                               DAC      VOBA      TOTAL
                                                              ------   -------   -------
                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2003 (PREDECESSOR)....................  $2,044   $   115   $ 2,159
  Capitalization............................................     583        --       583
  Less: amortization........................................     266        14       280
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2003 (PREDECESSOR)..................   2,361       101     2,462
  Capitalization............................................     810        --       810
  Less: amortization........................................     399        11       410
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................   2,772        90     2,862
  Capitalization............................................     426        --       426
  Less: amortization........................................     230         6       236
                                                              ------   -------   -------
BALANCE AT JUNE 30, 2005 (PREDECESSOR)......................   2,968        84     3,052
Effect of purchase accounting push down (See Note 1)........  (2,968)    3,406       438
                                                              ------   -------   -------
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................      --     3,490     3,490
                                                              ------   -------   -------
  Capitalization............................................     262        --       262
                                                              ------   -------   -------
  Less: amortization related to:
     Net investment gains (losses)..........................      (4)      (25)      (29)
     Unrealized investment gains (losses)...................     (32)     (103)     (135)
     Other expenses.........................................      17       198       215
                                                              ------   -------   -------
       Total amortization...................................     (19)       70        51
                                                              ------   -------   -------
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................  $  281   $ 3,420   $ 3,701
                                                              ======   =======   =======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $320 million in 2006, $313 million in 2007, $296 million in 2008, $278 million in 2009 and $257 million in 2010.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Changes in value of distribution agreements ("VODA") and value of customer relationships acquired ("VOCRA"), which are reported within other assets in the consolidated balance sheet, are as follows:

                                                              (IN MILLIONS)
BALANCE AT DECEMBER 31, 2004 (PREDECESSOR)..................       $--
Effect of purchase accounting push down (See Note 1)........        73
Amortization................................................        --
                                                                   ---
BALANCE AT JULY 1, 2005 (SUCCESSOR).........................        73
Capitalization..............................................        --
Amortization................................................        (1)
                                                                   ---
BALANCE AT DECEMBER 31, 2005 (SUCCESSOR)....................       $72
                                                                   ===

     The estimated future amortization expense for the next five years of the value of distribution agreements and customer relationships acquired is $2 million in 2006, $3 million in 2007, $4 million in 2008, $4 million in 2009 and $5 million in 2010.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows:

                                             SUCCESSOR                 PREDECESSOR
                                          ----------------   -------------------------------
                                          SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                            DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                          ----------------   ----------------   ------------
                                                2005               2005             2004
                                          ----------------   ----------------   ------------
                                                            (IN MILLIONS)
BALANCE, END OF PREVIOUS PERIOD.........        $ 81               $50              $--
Effect of purchase accounting push down
  (See Note 1)..........................         (81)               --               --
                                                ----               ---              ---
Balance, beginning of period............          --                50               --
Capitalization..........................          23                33               51
Amortization............................          --                (2)              (1)
                                                ----               ---              ---
BALANCE, END OF PERIOD..................        $ 23               $81              $50
                                                ====               ===              ===

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
BALANCE, BEGINNING OF PERIOD...........       $ 511               $489         $434    $368
     Less: reinsurance recoverables....        (367)              (347)        (294)   (240)
                                              -----               ----         ----    ----
  Net balance at beginning of period...         144                142          140     128
                                              -----               ----         ----    ----
  Effect of purchase accounting
     pushdown..........................          (7)                --           --      --
  Incurred related to:
     Current period....................          19                 17           22      32
     Prior period......................          (3)                (3)           4       5
                                              -----               ----         ----    ----
       Total incurred..................          16                 14           26      37
                                              -----               ----         ----    ----
  Paid related to:
     Current period....................          (1)                (1)          (1)     (1)
     Prior period......................         (13)               (11)         (23)    (24)
                                              -----               ----         ----    ----
       Total paid......................         (14)               (12)         (24)    (25)
                                              -----               ----         ----    ----
  Net balance at end of period.........         139                144          142     140
     Add: reinsurance recoverables.....         373                367          347     294
                                              -----               ----         ----    ----
BALANCE, END OF PERIOD.................       $ 512               $511         $489    $434
                                              =====               ====         ====    ====

     Claims and claim adjustment expenses associated with prior periods decreased by $3 million for both the six months ended December 31, 2005 and the six months ended June 30, 2005. Claims and claim adjustment expenses associated with prior periods increased by $4 million and $5 million for the years ended December 31, 2004 and 2003, respectively. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

  ANNUITY CONTRACTS

                                                     SUCCESSOR                       PREDECESSOR
                                           ------------------------------   ------------------------------
                                                 DECEMBER 31, 2005                DECEMBER 31, 2004
                                           ------------------------------   ------------------------------
                                               IN THE            AT             IN THE            AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                (DOLLARS IN MILLIONS)
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Account value (general and separate
     account)............................     $ 32,772           N/A           $ 30,833           N/A
  Net amount at risk.....................     $    852(1)        N/A(2)        $  1,255(1)        N/A(2)
  Average attained age of
     contractholders.....................     60 years           N/A           59 years           N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                      SUCCESSOR                    PREDECESSOR
                                              -------------------------     -------------------------
                                                  DECEMBER 31, 2005             DECEMBER 31, 2004
                                              -------------------------     -------------------------
                                              SECONDARY       PAID UP       SECONDARY       PAID UP
                                              GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                              ----------     ----------     ----------     ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate
  account)..................................   $  1,944         N/A          $  1,239         N/A
Net amount at risk..........................   $ 25,795(1)      N/A(1)       $ 15,182(1)      N/A(1)
Average attained age of policyholders.......   57 years         N/A          57 years         N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $3 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the years ended December 31, 2004 and 2003. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $6 million, $5 million and $2 million for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
Mutual Fund Groupings                                             (IN MILLIONS)
Equity..............................................       $19,969             $17,611
Bond................................................         2,434               2,183
Balanced............................................         2,899               3,250
Money Market........................................           654                 681
Specialty...........................................           621                 649
                                                           -------             -------
  TOTAL.............................................       $26,577             $24,374
                                                           =======             =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $30,295 million and $28,703 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million and $2,039 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.5% and 4% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $232 million, $203 million, $375 million and $300 million for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     The Company did not have any proportional interest in separate accounts for fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet at December 31, 2005.

     For the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

6.  REINSURANCE

     Since 1997, the majority of the Company's universal life business has been reinsured under an 80% ceded/20% retained yearly renewable term ("YRT") quota share reinsurance program, and its term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance have reverted to YRT for new business. Effective May 1, 2005, the Company's quota share program for YRT and coinsurance changed to 70%/30%. Within its normal course of business, the Company may retain up to $5 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25 million for term insurance. Under certain circumstances, the Company may elect to retain up to $25 million per life. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $78 billion and $74 billion at December 31, 2005 and 2004, respectively. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     Prior to April 1, 2001, the Company reinsured the GMDB rider exposure on its variable annuity products. Total variable annuity account balances with GMDB riders were $32.8 billion, of which $12.0 billion, or 36%, was reinsured, and $26.7 billion, of which $12.0 billion, or 45%, was reinsured at December 31, 2005 and 2004, respectively. GMDBs are payable upon the death of the contractholder. When the benefits payable are greater than the account value of the variable annuity, the difference is called the net amount at risk ("NAR"). NAR totaled $0.9 billion, of which $0.8 billion, or 89%, is reinsured and $1.3 billion, of which $1.1 billion, or 85%, is reinsured at December 31, 2005 and 2004, respectively.

     TIC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers.

     Effective July 1, 2000, the Company reinsured 90% of its individual long-term care insurance business with General Electric Capital Assurance Company ("GECAC") and its subsidiary in the form of indemnity reinsurance agreements. Written premiums ceded per these agreements were $122 million and $111 million for the six months ended December 31, 2005 and June 30, 2005, respectively. Earned premiums ceded were $119 million and $112 million for the six months ended December 31, and June 30, 2005, respectively. Total written premiums ceded were $224 million and $227 million for the years ending December 31, 2004 and 2003, respectively.

     In accordance with the terms of the reinsurance agreement, GECAC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, TIC entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from TIC to CIHC. Under the terms of this agreement, any gains or losses remaining after the terms of the indemnity reinsurance agreement are satisfied, are reimbursable from CIHC for losses, or payable to CIHC for gains. TIC does however retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     In 2004, The Travelers Life and Annuity Reinsurance Company ("TLARC") was formed by TIC as a pure captive insurer in order to permit TIC and TLAC to cede 100% of its risk associated with the secondary death benefit guarantee rider on certain universal life contracts. TIC dividended TLARC's stock to CIHC in late 2004. As part of the Acquisition, TLARC became a direct subsidiary of MetLife. See Notes 11 and 16.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                          SUCCESSOR                  PREDECESSOR
                                      -----------------   ----------------------------------
                                      SIX MONTHS ENDED    SIX MONTHS ENDED     YEARS ENDED
                                        DECEMBER 31,          JUNE 30,        DECEMBER 31,
                                      -----------------   ----------------   ---------------
                                            2005                2005          2004     2003
                                      -----------------   ----------------   ------   ------
                                                          (IN MILLIONS)
Direct premiums earned..............        $ 381              $ 466         $1,191   $1,376
Reinsurance ceded...................         (159)              (141)          (280)    (294)
                                            -----              -----         ------   ------
Net premiums earned.................        $ 222              $ 325         $  911   $1,082
                                            =====              =====         ======   ======
Reinsurance recoverables netted
  against policyholder benefits.....        $ 521              $ 264         $  475   $  416
                                            =====              =====         ======   ======

     Written premiums are not materially different than earned premiums presented in the preceding table.

     Reinsurance recoverables, included in premiums and other receivables, were $4,283 million and $3,884 million at December 31, 2005 and 2004, respectively, including $2,772 million and $1,904 million at December 31, 2005 and 2004, respectively, relating to runoff of long-term care business and $1,356 million and $1,489 million at December 31, 2005 and 2004, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance premiums and ceded commissions payable included in other liabilities were $49 million and $48 million at December 31, 2005 and 2004, respectively.

7.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Current:
  Federal..............................        $58                $197         $368    $179
  Foreign..............................         --                   1            1       3
                                               ---                ----         ----    ----
                                                58                 198          369     182
                                               ---                ----         ----    ----
Deferred:
  Federal..............................         40                   7           (8)     58
                                               ---                ----         ----    ----
Provision for income taxes.............        $98                $205         $361    $240
                                               ===                ====         ====    ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                            SUCCESSOR                 PREDECESSOR
                                         ----------------   --------------------------------
                                         SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                           DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ----------------   ----------------   -------------
                                               2005               2005         2004    2003
                                         ----------------   ----------------   -----   -----
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate...        $119               $259         $473    $405
Tax effect of:
  Tax exempt investment income.........         (20)               (46)         (86)    (84)
  Tax reserve release..................          --                 --          (23)    (79)
  Other, net...........................          (1)                (8)          (3)     (2)
                                               ----               ----         ----    ----
Provision for income taxes.............        $ 98               $205         $361    $240
                                               ====               ====         ====    ====

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                          SUCCESSOR          PREDECESSOR
                                                      -----------------   -----------------
                                                      DECEMBER 31, 2005   DECEMBER 31, 2004
                                                      -----------------   -----------------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other policyholder
     liabilities....................................       $2,141              $   756
  Operating lease reserves..........................           13                   47
  Employee benefits.................................            3                  169
  Net unrealized investment losses..................          200                   --
  Capital loss carryforwards........................           92                   --
  Other.............................................           20                  114
                                                           ------              -------
  Total.............................................        2,469                1,086
                                                           ------              -------
Deferred income tax liabilities:
  DAC and VOBA......................................       (1,174)                (785)
  Net unrealized investment gains...................           --                 (763)
  Investments, net..................................          (12)                (832)
  Other.............................................           --                  (77)
                                                           ------              -------
  Total.............................................       (1,186)              (2,457)
                                                           ------              -------
Net deferred income tax asset (liability)...........       $1,283              $(1,371)
                                                           ======              =======

     At December 31, 2005, the Company has a net deferred tax asset. If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred tax asset will be realized.

     Capital loss carryforwards amount to $263 million at December 31, 2005 and will expire in 2010.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Subsequent to the Acquisition, the Company will file a consolidated tax return with its subsidiary, TLAC. The companies will execute a Tax Sharing Agreement (the "Tax Agreement") prior to the filing of the 2005 consolidated tax return. Under the Tax Agreement, the federal income taxes will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Agreement.

     For the periods prior to the Acquisition, the Company and its subsidiaries filed a consolidated federal income tax return with Citigroup and were part of a Tax Sharing Agreement with Citigroup (the "Citigroup Tax Agreement"). Under the Citigroup Tax Agreement, the federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the Citigroup Tax Agreement. TIC had $305 million payable to Citigroup at December 31, 2004 related to the Citigroup Tax Agreement.

     Under the Life Insurance Company Tax Act of 1959, stock life insurance companies were required to maintain a policyholders' surplus account containing the accumulated portion of current income which had not been subject to income tax in the year earned. The Deficit Reduction Act of 1984 required that no future amounts be added after 1983 to the policyholders' surplus account and that any future distributions to shareholders from the account would become subject to income at the general corporate income tax rate then in effect. During 2004, the American Jobs Creation Act of 2004 ("AJCA") was enacted. The AJCA provides, in part, that distributions from policyholders' surplus accounts during 2005 and 2006 will not be taxed. The amount of policyholders' surplus account at December 31, 2004 was approximately $932 million. If the entire policyholders' surplus account were deemed to be distributed in 2004, there would have been a tax liability of approximately $326 million. No current or deferred taxes have been provided on these amounts in the past because management considered the conditions under which these taxes would be paid remote. For federal income tax purposes, an election under Internal Revenue Code
Section 338 was made by MetLife upon Acquisition. The Section 338 election results in a deemed distribution of the Company's policyholders' surplus account in 2005. However, due to the provision of the AJCA, no tax liability will be incurred as a result of this deemed distribution of policyholders' surplus in 2005.

8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     In August 1999, an amended putative class action complaint was filed in Connecticut state court against TLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former TLAC affiliate, purchased structured settlement annuities from TLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of TLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against TLAC: (i) violation of the Connecticut Unfair Trade Practice Statute; (ii) unjust enrichment; and (iii) civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. The Company has recently learned that the Connecticut Supreme Court has reversed the trial court's certification of a class. Plaintiff may file a motion with respect to the order and may seek upon remand to the trial court to file another motion for class certification. TLAC and Travelers Equity Sales, Inc. intend to continue to vigorously defend the matter.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of TIC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and the NASD are also reviewing this matter. Tower Square intends to fully cooperate with the SEC, the NASD and the Connecticut Department of Banking. In the context of the above, two arbitration matters were commenced in 2005 against Tower Square. In one of the matters, defendants include other unaffiliated broker-dealers with whom the registered representative was formerly registered. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to defend itself vigorously in all such cases.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. In addition, like many insurance companies and agencies, in 2004 and 2005, the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated less than $1 million. The Company maintained a liability of $16 million, and a related asset for premium tax offsets of $9 million, at December 31, 2005, for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company have been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease and sublease agreements for office space. Future sublease income is projected to be insignificant. Future minimum gross rental payments are as follows:

                                                                   GROSS
                                                              RENTAL PAYMENTS
                                                              ---------------
                                                               (IN MILLIONS)
2006........................................................        $17
2007........................................................        $17
2008........................................................        $16
2009........................................................        $10
2010........................................................        $ 8
Thereafter..................................................        $ 8

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $715 million and $389 million at December 31, 2005 and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $339 million and $213 million at December 31, 2005 and 2004, respectively. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

  OTHER COMMITMENTS

     TIC is a member of the Federal Home Loan Bank of Boston (the "FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's balance sheets. TIC has also entered into several funding agreements with the FHLB of Boston whereby TIC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on TIC's residential mortgages and mortgage-backed securities to collateralize TIC's obligations under the funding agreements. TIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien, provide that upon any event of default by TIC, the FHLB of Boston's recovery is limited to the amount of TIC's liability under the outstanding funding agreements. The amount of the Company's liability for funding agreements with the FHLB of Boston as of December 31, 2005 is $1.1 billion, which is included in policyholder account balances.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII") (formerly Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in-force under this guarantee at December 31, 2005 is $447 million. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In connection with RSATs, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is $149 million at December 31, 2005. The credit default swaps expire at various times during the next three years.

9.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating employer in qualified and non-qualified, noncontributory defined benefit pension plans sponsored by MetLife. Employees were credited with prior service recognized by Citigroup, solely for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees (the "Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the closing date of the Acquisition. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year; accordingly, no expense related to the MetLife plans was allocated to the Company for the six months ended December 31, 2005.

     Prior to the Acquisition, the Company participated in qualified and non-qualified, noncontributory defined benefit pension plans and certain other postretirement plans sponsored by Citigroup. The Company's share of expense for these plans was $14 million, $28 million and $28 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. The obligation for benefits earned under these plans was retained by Citigroup.

10.  RESTRUCTURING TRANSACTIONS

     As described in Note 1, on July 1, 2005, MetLife acquired the Company from Citigroup. Prior to the Acquisition, certain restructuring transactions were required pursuant to the Acquisition Agreement. All restructuring transactions have been recorded at their historical basis. The following transfers to CIHC occurred on June 30, 2005:

          1. All TIC's membership in Keeper Holdings LLC, which holds an interest in CitiStreet LLC;

          2. All TIC's shares of Citigroup Series YYY and YY preferred stock, and all dividends with respect thereto;

          3. All TIC's shares of American Financial Life Insurance Company stock;

          4. All TIC's shares of Primerica stock (See Note 14);

          5. All TIC's obligations in the amount of $105 million, the related deferred income tax assets of $37 million and cash in the amount of $68 million associated with the Connecticut River Plaza lease;

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          6. All owned intellectual property and all trademarks used in connection with products offered only by or through the Company. This includes, but is not limited to, the "umbrella" trademark and umbrella design trademark, and any trademarks which include the terms "citi," "Citi," the arc design and the blue wave design;

          7. All TIC's net obligations in the amount of $443 million related to non-qualified employee benefit plans (including retiree welfare, pension, long-term disability, workers compensation and deferred compensation obligations) and associated assets consisting of $191 million in cash, and other assets, including a deferred income tax asset, totaling $252 million;

          8. All TIC's obligations and rights related to future gains and losses under all policies providing long-term care benefits;

          9. All tax liabilities for potential audit liabilities for federal and state income taxes and other taxes of approximately $78 million with respect to pre-Acquisition tax periods as the Acquisition Agreement provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the closing date.

     The Connecticut Insurance Department (the "Department") approved the special dividend of all TIC's ownership interests and obligations as included in items 1 through 6, 8 and 9 as set forth above. Restructuring transaction item 7, as set forth above, was accounted for as an asset/liability transfer, and did not require approval from the Department. The consolidated financial statements of the Company include the results of operations related to the aforementioned restructuring transactions through the date of distribution, other than Primerica which has been reported as discontinued operations.

11.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, TIC and TLAC are each permitted, without prior insurance regulatory clearance, to pay shareholder dividends to its parent as long as the amount of such dividend, when aggregated with all other dividends in the preceding twelve months, does not exceed the greater of
(i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. TIC and TLAC will each be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice or until the Commissioner has approved the dividend, whichever is sooner. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. TIC paid cash dividends to its former parent, CIHC, of $675 million in 2005, $773 million in 2004 and $545 million in 2003. A portion of the cash dividend paid in 2005 was considered an extraordinary dividend and was approved by the Department. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the Acquisition, under Connecticut State Insurance Law all dividend payments by TIC and TLAC through June 30, 2007 require prior approval of the Commissioner. TIC and TLAC have not paid any dividends since the Acquisition Date.

     On December 15, 2004, the Company dividended all of the issued and outstanding shares of TLARC to CIHC. TLARC was valued at $250,000 and was considered to be an ordinary dividend. At Acquisition, TLARC was sold by Citigroup to MetLife.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 1, in connection with the Acquisition Agreement, several restructuring transactions requiring regulatory approval were completed prior to the sale. TIC received regulatory approval from the Commissioner to complete the restructuring transactions via dividend, and to pay its dividends.

     In connection with the restructuring transactions as discussed in Note 10, the Company's additional paid-in capital ("APIC"), retained earnings and accumulated other comprehensive income were impacted as follows:

                                                                   PREDECESSOR
                                                            --------------------------
                                                                  JUNE 30, 2005
                                                            --------------------------
                                                                      RETAINED
                                                             APIC     EARNINGS   AOCI
                                                            -------   --------   -----
                                                                  (IN MILLIONS)
RESTRUCTURING TRANSACTIONS
Keeper Holdings LLC.......................................  $    (8)  $   (26)   $  --
Citigroup Series YYY preferred stock......................   (2,225)       --       --
Citigroup Series YY preferred stock.......................     (596)       --       --
Stock of American Financial Life Insurance Company........     (218)      210       --
Stock of Primerica Life Insurance Company.................   (1,100)   (3,150)    (166)
Deferred tax liabilities YYY and YY preferred stock.......      974        --       --
Tax Liabilities...........................................       78        --       --
                                                            -------   -------    -----
  Total impact............................................  $(3,095)  $(2,966)   $(166)
                                                            =======   =======    =====

  STATUTORY EQUITY AND INCOME

     The Department imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. TIC and TLAC exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles ("SAP") continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on the statutory capital and surplus of TIC and TLAC.

     SAP differs from GAAP primarily by: (i) charging policy acquisition costs to expense as incurred; (ii) establishing future policy benefit liabilities using different actuarial assumptions; (iii) valuing securities on a different basis; and (iv) maintaining additional reserves associated with credit default and interest related investment gains and losses.

     In addition, certain assets are not admitted under SAP and are charged directly to surplus. The most significant assets not admitted by TIC and TLAC are net deferred tax assets resulting from temporary differences between SAP basis and tax basis not expected to reverse and become recoverable within a year.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income of TIC, a Connecticut domiciled insurer, was $1,080 million, $975 million and $935 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $4,081 million and $7,886 million at December 31, 2005 and 2004, respectively.

     Statutory net income (loss) of TLAC, a Connecticut domiciled insurer, was ($80) million, ($211) million and $37 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $782 million and $942 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the six months ended December 31, 2005 and June 30, 2005, and the years ended December 31, 2004 and 2003, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:

                                                 SUCCESSOR                  PREDECESSOR
                                              ----------------   ---------------------------------
                                              SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                                DECEMBER 31,         JUNE 30,        DECEMBER 31,
                                              ----------------   ----------------   --------------
                                                    2005               2005         2004     2003
                                              ----------------   ----------------   -----   ------
                                                                 (IN MILLIONS)
Holding (losses) gains on investments
  arising during the period.................      $  (517)            $ 125         $ 418   $1,412
Income tax effect of holding gains
  (losses)..................................          181               (47)         (149)    (482)
                                                  -------             -----         -----   ------
Reclassification adjustments:
  Recognized holding (gains) losses included
     in current period income...............         (270)              (53)           (2)      18
  Amortization of premiums and accretion of
     discounts associated with
     investments............................           81               (29)          (49)     (62)
  Income tax effect of reclassification
     adjustments............................           66                29            18       16
                                                  -------             -----         -----   ------
       Total reclassification adjustments...         (123)              (53)          (33)     (28)
Allocation of holding losses on investments
  relating to other policyholder amounts....          135                --            --       --
Income tax effect of allocation of holding
  loss......................................          (47)               --            --       --
Unrealized investment gains (losses) of
  subsidiary at date of restructuring.......           --              (166)           --       --
                                                  -------             -----         -----   ------
Net unrealized investment gains (losses)....         (371)             (141)          236      902
Foreign currency translation adjustments
  arising during the period.................            2                --             1        4
Effect of transfer of Primerica ............           --               166            --       --
                                                  -------             -----         -----   ------
       Other comprehensive income
          (losses)..........................      $  (369)            $  25         $ 237   $  906
                                                  =======             =====         =====   ======

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                          SUCCESSOR                 PREDECESSOR
                                       ----------------   --------------------------------
                                       SIX MONTHS ENDED   SIX MONTHS ENDED    YEARS ENDED
                                         DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                       ----------------   ----------------   -------------
                                             2005               2005         2004    2003
                                       ----------------   ----------------   -----   -----
                                                          (IN MILLIONS)
Compensation.........................       $  86              $  72         $ 143   $ 121
Commissions..........................         236                309           606     465
Amortization of DAC and VOBA.........         186                236           410     280
Capitalization of DAC................        (262)              (426)         (810)   (583)
Rent, net of sublease income.........           7                  3            12      11
Minority interest....................           1                 --            --      --
Other................................         129                246           401     263
                                            -----              -----         -----   -----
  Total other expenses...............       $ 383              $ 440         $ 762   $ 557
                                            =====              =====         =====   =====

13.  BUSINESS SEGMENT INFORMATION

     Historically, the Company was organized into two operating segments, Travelers Life and Annuity ("TL&A") and Primerica. On June 30, 2005, in anticipation of the Acquisition, all of the Company's interests in Primerica were distributed via dividend to CIHC. See Notes 10 and 14. As a result, at June 30, 2005, the operations of Primerica were reclassified into discontinued operations and the segment was eliminated, leaving a single operating segment, TL&A.

     On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Institutional and Individual, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. The Institutional segment includes group life insurance and retirement & savings products and services. The Individual segment includes a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments and run-off businesses, as well as expenses associated with certain legal proceedings. Corporate & Other also includes the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates capital to each segment based upon an internal capital allocation system used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and adjustments related to net investment gains (losses), net of income taxes.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the six months ended December 31, 2005 and June 30, 2005 and the years ended December 31, 2004 and 2003. Segment results for periods prior to the Acquisition Date have been restated to reflect segment results in conformity with MetLife's segment presentation. The revised presentation conforms to the manner in which the Company manages and assesses its business. While the prior period presentations have been prepared using the classification of products in conformity with MetLife's segment presentation, they do not reflect the segment results using MetLife's method of capital allocation which allocates capital to each segment based upon an internal capital allocation system as described in the preceding paragraph. In periods prior to the Acquisition Date, earnings on capital were allocated to segments based upon a statutory risk based capital allocation method which resulted in less capital being allocated to the segments and more being retained at Corporate & Other. As it was impracticable to retroactively reflect the impact of applying MetLife's economic capital model on periods prior to the Acquisition Date, they were not restated for this change.

                                                                        SUCCESSOR
                                                    --------------------------------------------------
AS OF OR FOR THE SIX MONTHS ENDED                                                CORPORATE &
DECEMBER 31, 2005                                   INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------------                   -------------   ----------   -----------   -------
                                                                      (IN MILLIONS)
Premiums..........................................     $   116       $    93       $    13     $   222
Universal life and investment-type product policy
  fees............................................          17           425            --         442
Net investment income.............................         711           381           124       1,216
Other revenues....................................          10            45             2          57
Net investment gains (losses).....................         (87)          (99)           (2)       (188)
Policyholder benefits and claims..................         324           177            22         523
Interest credited to policyholder account
  balances........................................         303           201            --         504
Other expenses....................................          30           367           (14)        383
Income from continuing operations before provision
  for income taxes................................         111            99           129         339
Net income........................................          73            86            82         241
Total assets......................................      36,751        52,048        10,672      99,471
DAC and VOBA......................................         161         3,540            --       3,701
Goodwill..........................................         305           159           392         856
Separate account assets...........................       3,177        28,061            --      31,238
Policyholder liabilities..........................      28,340        18,705         4,305      51,350
Separate account liabilities......................       3,177        28,061            --      31,238

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     --------------------------------------------------
FOR THE SIX MONTHS ENDED                                                          CORPORATE &
JUNE 30, 2005                                        INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
------------------------                             -------------   ----------   -----------   -------
                                                                       (IN MILLIONS)
Premiums...........................................     $   206       $   102       $   17      $   325
Universal life and investment-type product policy
  fees.............................................          33           373           --          406
Net investment income..............................         778           547          283        1,608
Other revenues.....................................          (1)           66           48          113
Net investment gains (losses)......................         (10)           (3)          39           26
Policyholder benefits and claims...................         448           131           20          599
Interest credited to policyholder account
  balances.........................................         380           318           --          698
Other expenses.....................................          20           392           28          440
Income from continuing operations before provision
  for income taxes.................................         158           244          339          741
Income from discontinued operations, net of income
  taxes............................................          --            --          240          240
Net income.........................................         103           173          500          776

                                                                       PREDECESSOR
                                                   ---------------------------------------------------
AS OF OR FOR THE YEAR ENDED                                                     CORPORATE &
DECEMBER 31, 2004                                  INSTITUTIONAL   INDIVIDUAL      OTHER       TOTAL
---------------------------                        -------------   ----------   -----------   --------
                                                                      (IN MILLIONS)
Premiums.........................................     $   719       $   158       $    34     $    911
Universal life and investment-type product policy
  fees...........................................          73           617            --          690
Net investment income............................       1,443         1,027           542        3,012
Other revenues...................................           5           118            84          207
Net investment gains (losses)....................         (19)           24             4            9
Policyholder benefits and claims.................       1,190           182            39        1,411
Interest credited to policyholder account
  balances.......................................         688           617            --        1,305
Other expenses...................................          40           656            66          762
Income from continuing operations before
  provision for income taxes.....................         303           489           559        1,351
Income from discontinued operations, net of
  income taxes...................................          --            --           491          491
Net income.......................................         197           370           914        1,481
Total assets.....................................      32,837        48,343        24,663      105,843
DAC and VOBA.....................................         222         2,627            13        2,862
Goodwill.........................................          --           101            95          196
Separate account assets..........................       3,509        27,233            --       30,742
Policyholder liabilities.........................      26,809        16,506         3,718       47,033
Separate account liabilities.....................       3,509        27,233            --       30,742

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                        PREDECESSOR
                                                     -------------------------------------------------
FOR THE YEAR ENDED                                                                CORPORATE &
DECEMBER 31, 2003                                    INSTITUTIONAL   INDIVIDUAL      OTHER      TOTAL
------------------                                   -------------   ----------   -----------   ------
                                                                       (IN MILLIONS)
Premiums...........................................     $  921          $126         $ 35       $1,082
Universal life and investment-type product policy
  fees.............................................         69           462           --          531
Net investment income..............................      1,268           950          525        2,743
Other revenues.....................................         --            74           69          143
Net investment gains (losses)......................         (6)          (34)          72           32
Policyholder benefits and claims...................      1,368           153           47        1,568
Interest credited to policyholder account
  balances.........................................        650           598           --        1,248
Other expenses.....................................         41           456           60          557
Income from continuing operations before provision
  for income taxes.................................        193           371          594        1,158
Income from discontinued operations, net of income
  taxes............................................         --            --          440          440
Net income.........................................        126           306          926        1,358

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Substantially all of the Company's revenues originated in the United States.

14.  DISCONTINUED OPERATIONS

     As described in Note 1, and in accordance with the Acquisition Agreement, Primerica, a former operating segment of the Company, was distributed in the form of a dividend to CIHC on June 30, 2005.

     In accordance with SFAS No. 144 the distribution of Primerica by dividend to CIHC qualifies as a disposal by means other than a sale. As such, Primerica was treated as continuing operations until the date of disposal and, upon the date of disposal, the results from the operations were reclassified as discontinued operations for all periods presented.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes Primerica's financial information:

                                                                 PREDECESSOR
                                                      ----------------------------------
                                                      SIX MONTHS ENDED     YEARS ENDED
                                                          JUNE 30,        DECEMBER 31,
                                                      ----------------   ---------------
                                                            2005          2004     2003
                                                      ----------------   ------   ------
                                                                (IN MILLIONS)
Revenues from discontinued operations...............        $900         $1,770   $1,660
Expenses from discontinued operations...............         539          1,038      989
                                                            ----         ------   ------
Income from discontinued operations before provision
  for income taxes..................................         361            732      671
Provision for income taxes..........................         121            241      231
                                                            ----         ------   ------
  Income from discontinued operations, net of income
     taxes..........................................        $240         $  491   $  440
                                                            ====         ======   ======

     The following is a summary of Primerica's assets and liabilities at:

                                                                PREDECESSOR
                                                               -------------
                                                               DECEMBER 31,
                                                                   2004
                                                               -------------
                                                               (IN MILLIONS)
ASSETS
Investments.................................................      $ 5,891
Cash and cash equivalents...................................           31
Premiums and other receivables..............................          844
Deferred policy acquisition costs...........................        2,177
Other assets................................................          492
Separate account assets.....................................          584
                                                                  -------
Total assets held-for-sale..................................      $10,019
                                                                  =======

LIABILITIES
Future policy benefits......................................      $ 3,545
Deferred income taxes payable...............................          849
Other liabilities...........................................          767
Separate account liabilities................................          584
                                                                  -------
Total liabilities held-for-sale.............................      $ 5,745
                                                                  =======

     Primerica Financial Services, Inc. ("PFS"), a former affiliate, was a distributor of products for the Company. PFS or its affiliates sold $473 million, $983 million and $714 million of individual annuities for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to PFS were $19 million, $75 million and $58 million for the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively.

     Included in investments above is a $391 million investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                                         SUCCESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2005                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $48,162     $ 48,162
  Trading securities........................................             $   452     $    452
  Equity securities.........................................             $   421     $    421
  Mortgage and consumer loans...............................             $ 2,094     $  2,087
  Policy loans..............................................             $   881     $    881
  Short-term investments....................................             $ 1,486     $  1,486
  Cash and cash equivalents.................................             $   521     $    521
  Mortgage loan commitments.................................    $339     $    --     $     (2)
  Commitments to fund partnership investments...............    $715     $    --     $     --
Liabilities:
  Policyholder account balances.............................             $28,851     $ 27,795
  Payables for collateral under securities loaned and other
     transactions...........................................             $ 8,750     $  8,750

                                                                        PREDECESSOR
                                                              --------------------------------
                                                              NOTIONAL   CARRYING   ESTIMATED
DECEMBER 31, 2004                                              AMOUNT     VALUE     FAIR VALUE
-----------------                                             --------   --------   ----------
                                                                       (IN MILLIONS)
Assets:
  Fixed maturities..........................................             $ 42,621    $ 42,621
  Trading securities........................................             $  1,346    $  1,346
  Equity securities.........................................             $    374    $    374
  Mortgage and consumer loans...............................             $  2,124    $  2,197
  Policy loans..............................................             $  1,084    $  1,084
  Short-term investments....................................             $  3,502    $  3,502
  Cash and cash equivalents.................................             $    215    $    215
  Mortgage loan commitments.................................    $213     $     --    $     --
  Commitments to fund partnership investments...............    $389     $     --    $     --
Liabilities:
  Policyholder account balances.............................             $ 29,601    $ 29,769
  Payables for collateral under securities loaned and other
     transactions...........................................             $  2,215    $  2,215

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities, trading securities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments, including financial futures, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     During 1995, Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly-owned subsidiary of MetLife, acquired 100% of the group life business of TIC. The Company's consolidated balance sheet includes a reinsurance receivable related to this business of $387 million at December 31, 2005 and $409 million at December 31, 2004. Ceded premiums related to this business were $1 million for both the six

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

months ended December 31, 2005 and June 30, 2005. Ceded benefits related to this business were $11 million and $13 million, for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In December 2004, TIC and TLAC entered into a reinsurance agreement with TLARC related to guarantee features included in certain of their universal life and variable universal life products. This reinsurance agreement is treated as a deposit-type contract and at December 31, 2005, the Company had a recoverable from TLARC of $48 million. Fees associated with this contract, included within other expenses, were $1 million and $40 million for the six months ended December 31, 2005 and June 30, 2005, respectively.

     In addition, TIC's and TLAC's individual insurance mortality risk is reinsured, in part, to Reinsurance Group of America, Incorporated ("RGA"), an affiliate. Reinsurance recoverables, under these agreements with RGA, were $47 million and $30 million at December 31, 2005 and 2004, respectively. Ceded premiums earned, universal life fees and benefits incurred were $4 million, $34 million and $54 million, respectively, for the six months ended December 31, 2005 and $5 million, $18 million and $28 million, respectively, for the six months ended June 30, 2005.

     At June 30, 2005 and December 31, 2004, the Company had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amounts of $10 million and $14 million, respectively. Income (loss) of ($1) million, $1 million and $7 million was recognized on these investments in the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively. In July 2005, the Company sold its investment in Tribeca.

     Prior to the Acquisition, the Company had related party transactions with its former parent and/or affiliates. These transactions are described as follows:

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid Citigroup and its subsidiaries $22 million, $41 million and $55 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively, for these services.

     The Company has received reimbursements from Citigroup and its former affiliates related to the Company's increased benefit and lease expenses after the spin-off of Travelers Property and Casualty, a former affiliate of the Company and Citigroup. These reimbursements totaled $8 million, $27 million and $34 million for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003, respectively.

     At December 31, 2004, the Company maintained a short-term investment pool in which its insurance affiliates participated. The position of each company participating in the pool is calculated and adjusted daily. The Company's pool amounted to $3.3 billion at December 31, 2004.

     The Company had outstanding loaned securities to a former affiliate, Citigroup Global Markets, Inc., of $342 million for the year ended December 31, 2004.

     Included in other invested assets was a $2.8 billion investment in Citigroup Preferred Stock for the year ended December 31, 2004 carried at cost. Dividends received on these investments were $84 million and $203 million for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively. The dividends received in 2005 were subsequently distributed back to Citigroup as part of the restructuring transactions prior to the Acquisition. See Note 10.

     The Company had investments in an affiliated joint venture, Tishman Speyer, of $93 million at December 31, 2004. Income of $99 million, $54 million and $19 million was earned on these investments for the six months ended June 30, 2005, and the years ended December 31, 2004 and 2003, respectively.

                        THE TRAVELERS INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In the ordinary course of business, the Company purchased and sold securities through affiliated broker-dealers, including Smith Barney. These transactions were conducted on an arm's-length basis. Amounts due to Smith Barney were $364 million at December 31, 2004. The Company marketed deferred annuity products and life insurance through its affiliate, Smith Barney. Annuity products related to these products were $345 million, $877 million $835 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Life premiums were $55 million, $138 million and $115 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to Smith Barney were $33 million, $72 million and $70 million in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. The Company also marketed individual annuity and life insurance through its affiliated broker-dealers. Deposits received from affiliated broker-dealers were $1.1 billion, $2.0 billion and $1.8 billion in the six months ended June 30, 2005 and for the years ended December 31, 2004 and 2003, respectively. Commissions and fees paid to affiliated broker-dealers were $45 million, $90 million and $83 million in the six months ended June 30, 2005 and in 2004 and 2003, respectively.

17.  SUBSEQUENT EVENT

     On February 14, 2006, TIC filed, with the State of Connecticut Office of the Secretary of the State, a Certificate of Amendment to the Charter as Amended and Restated of The Travelers Insurance Company (the "Charter Amendment"). The Charter Amendment changes the name of TIC to "MetLife Insurance Company of Connecticut" and is effective on May 1, 2006.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                      OTHER THAN INVESTMENTS IN AFFILIATES
                               DECEMBER 31, 2005

                                 (IN MILLIONS)

                                                                        SUCCESSOR
                                                     -----------------------------------------------
                                                                                        AMOUNT AT
                                                          COST OR        ESTIMATED    WHICH SHOWN ON
                                                     AMORTIZED COST(1)   FAIR VALUE   BALANCE SHEET
                                                     -----------------   ----------   --------------
TYPE OF INVESTMENT
Fixed Maturities:
  Bonds:
     U.S. Treasury/agency securities...............       $ 6,153         $ 6,112        $ 6,112
     State and political subdivision securities....           632             607            607
     Foreign government securities.................           472             487            487
     Public utilities..............................         2,590           2,546          2,546
     Convertibles and bonds with warrants
       attached....................................             1               1              1
     All other corporate bonds.....................        19,520          19,107         19,107
  Residential and commercial mortgage-backed, and
     other asset-backed securities.................        19,443          19,266         19,266
  Redeemable and preferred stock...................            37              36             36
                                                          -------         -------        -------
     Total fixed maturities........................        48,848         $48,162         48,162
                                                          -------         =======        -------
Trading Securities.................................           457         $   452            452
                                                                          =======
Equity Securities:
  Common stocks:
     Banks, trust and insurance companies..........             1               1              1
     Industrial, miscellaneous and all other.......            96              97             97
  Non-redeemable preferred stocks..................           327             323            323
                                                          -------         -------        -------
     Total equity securities.......................           424         $   421            421
                                                          -------         =======        -------
Mortgage and consumer loans........................         2,094                          2,094
Policy loans.......................................           881                            881
Real estate and real estate joint ventures.........            96                             96
Other limited partnership interests................         1,248                          1,248
Short-term investments.............................         1,486                          1,486
Other invested assets..............................         1,029                          1,029
                                                          -------                        -------
     Total investments.............................       $56,563                        $55,869
                                                          =======                        =======

---------------

(1) The Company's trading securities portfolio is mainly comprised of fixed maturities. Cost for fixed maturities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
    AS OF DECEMBER 31, 2005 (SUCCESSOR) AND DECEMBER 31, 2004 (PREDECESSOR)

                                 (IN MILLIONS)

                                                   DAC        FUTURE POLICY      POLICYHOLDER
                                                   AND     BENEFITS AND OTHER      ACCOUNT       UNEARNED
SEGMENT                                            VOBA    POLICYHOLDER FUNDS      BALANCES     REVENUE (1)
-------                                           ------   -------------------   ------------   -----------
AS OF DECEMBER 31, 2005 (SUCCESSOR)
Institutional...................................  $  161         $11,880           $16,460         $  1
Individual......................................   3,540           2,179            16,526           21
Corporate & Other...............................      --           4,305                --           --
                                                  ------         -------           -------         ----
                                                  $3,701         $18,364           $32,986         $ 22
                                                  ======         =======           =======         ====

AS OF DECEMBER 31, 2004 (PREDECESSOR)
Institutional...................................  $  222         $ 8,011           $18,798         $ 17
Individual......................................   2,627           1,549            14,957          206
Corporate & Other...............................      13           3,718                --           --
                                                  ------         -------           -------         ----
                                                  $2,862         $13,278           $33,755         $223
                                                  ======         =======           =======         ====

---------------

(1) Amounts are included in other policyholder funds column for successor and in other liabilities for predecessor.

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
             FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 (SUCCESSOR)
                        AND JUNE 30, 2005 (PREDECESSOR)
          AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (PREDECESSOR)

                                 (IN MILLIONS)

                            PREMIUM                  POLICYHOLDER   AMORTIZATION OF
                            REVENUES       NET       BENEFITS AND    DAC AND VOBA       OTHER         PREMIUMS
                           AND POLICY   INVESTMENT     INTEREST       CHARGED TO      OPERATING       WRITTEN
SEGMENT                       FEES        INCOME       CREDITED     OTHER EXPENSES    EXPENSES    (EXCLUDING LIFE)
-------                    ----------   ----------   ------------   ---------------   ---------   ----------------
FOR THE SIX MONTHS ENDED
DECEMBER 31, 2005 (SUCCESSOR)
Institutional............    $  133       $  711        $  627           $  1           $ 29            $ --
Individual...............       518          381           378            185            182              --
Corporate & Other........        13          124            22             --            (14)             --
                             ------       ------        ------           ----           ----            ----
                             $  664       $1,216        $1,027           $186           $197            $ --
                             ======       ======        ======           ====           ====            ====
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Institutional............    $  239       $  778        $  828           $  4           $ 16            $206
Individual...............       475          547           449            231            162              62
Corporate & Other........        17          283            20              1             27              17
                             ------       ------        ------           ----           ----            ----
                             $  731       $1,608        $1,297           $236           $205            $285
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Institutional............    $  792       $1,443        $1,878           $  7           $ 33            $719
Individual...............       775        1,027           799            401            255              72
Corporate & Other........        34          542            39              2             64              34
                             ------       ------        ------           ----           ----            ----
                             $1,601       $3,012        $2,716           $410           $352            $825
                             ======       ======        ======           ====           ====            ====
FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Institutional............    $  990       $1,268        $2,018           $ 12           $ 29            $921
Individual...............       588          950           751            266            190              25
Corporate & Other........        35          525            47              2             58              35
                             ------       ------        ------           ----           ----            ----
                             $1,613       $2,743        $2,816           $280           $277            $981
                             ======       ======        ======           ====           ====            ====

                        THE TRAVELERS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE IV

                            CONSOLIDATED REINSURANCE
         AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE SIX MONTHS ENDED
                      DECEMBER 31, 2005 AND JUNE 30, 2005
                 AND THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                                % AMOUNT
                                                        GROSS                           NET     ASSUMED
                                                        AMOUNT     CEDED    ASSUMED   AMOUNT     TO NET
                                                       --------   -------   -------   -------   --------
AS OF AND FOR THE SIX MONTHS ENDED
  DECEMBER 31, 2005 (SUCCESSOR)
Life insurance in-force..............................  $109,333   $78,438   $   --    $30,895      --%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    237   $    34   $   --    $   203      --%
  Accident and health................................       144       125       --         19      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    381   $   159   $   --    $   222      --%
                                                       ========   =======   ======    =======
FOR THE SIX MONTHS ENDED
  JUNE 30, 2005 (PREDECESSOR)
Insurance Premium:
  Life insurance.....................................  $    335   $    27   $   --    $   308      --%
  Accident and health................................       129       112       --         17      --%
  Property and casualty insurance....................         2         2       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $    466   $   141   $   --    $   325      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2004 (PREDECESSOR)
Life insurance in-force..............................  $100,794   $73,575   $3,313    $30,532    10.9%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $    927   $    51   $   --    $   876      --%
  Accident and health................................       263       228       --         35      --%
  Property and casualty insurance....................         1         1       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,191   $   280   $   --    $   911      --%
                                                       ========   =======   ======    =======
AS OF AND FOR THE YEAR ENDED
  DECEMBER 31, 2003 (PREDECESSOR)
Life insurance in-force..............................  $ 89,443   $62,957   $3,362    $29,848    11.3%
                                                       ========   =======   ======    =======
Insurance Premium:
  Life insurance.....................................  $  1,086   $    40   $   --    $ 1,046      --%
  Accident and health................................       269       233       --         36      --%
  Property and casualty insurance....................        21        21       --         --      --%
                                                       --------   -------   ------    -------
    Total insurance premium..........................  $  1,376   $   294   $   --    $ 1,082      --%
                                                       ========   =======   ======    =======

                          METLIFE RETIREMENT ACCOUNT


                      STATEMENT OF ADDITIONAL INFORMATION


          METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES



                                  INDIVIDUAL
                           VARIABLE ANNUITY CONTRACT
                                   ISSUED BY

                   METLIFE INSURANCE COMPANY OF CONNECTICUT

                                 ONE CITYPLACE
                       HARTFORD, CONNECTICUT 06103-3415



                                                                       May 2006

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:


    Statement of Assets and Liabilities as of December 31, 2005
    Statement of Operations for the year ended December 31, 2005
    Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004
    Statement of Investments as of December 31, 2005

    Notes to Financial Statements

    The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:


    Consolidated Statements of Income for the years ended December 31, 2005, 2004 and 2003
    Consolidated Balance Sheets as of December 31, 2005 and 2004 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2005, 2004 and 2003
    Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003

    Notes to Consolidated Financial Statements

(b) Exhibits


EXHIBIT
NUMBER  DESCRIPTION
------- ------------------------------------------------------------------------------------------------------------------------
 1.     Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant.
        (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, File No. 333-58783, filed July
        9, 1998.)

 2.     Not Applicable.

 3(a)   Distribution and Management Principal Underwriting among the Registrant, The Travelers Insurance Company and
        Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 3 to the
        Registration Statement on Form N-4, File No. 333-58783, filed February 26, 2001.)

 3(b)   Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the
        Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

 3(c)   Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to
        The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed
        April 6, 2006.)

 4.     Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the
        Registration Statement on Form N-4, File No. 333-58783, filed November 3, 1998.)

                      a.     Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective
                             Amendment No. 14 to the Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.

 5.            1) Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration
               Statement on Form N-4, File No. 333-58783, filed November 3, 1998.)

               a.     The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                      Application Rev. 5-05, National app L-22213
               b.     The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                      Application Rev. 7-05 National app L-22213

              c.      The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                      Application Rev. 11-05 National app L-22213
              d.      The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                      Application Rev. 1-06 National app L-22213
              e.      The Travelers Insurance Company, The Travelers Life and Annuity Company, Master Application for Group
                      Deferred Variable Annuity L22534 TRA Master App 7-05
              f.      The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 5-
                      05
              g.      The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 6-
                      05
              h.      The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 7-
                      05
              i.      The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 7-
                      05
              j.      The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 11-
                      05
              k.      The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY 1-
                      06

     2)       Form of Variable Annuity Application. (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment
              No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-
              65343 filed April 6, 2006.)

6(a) Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to
     Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)
              1) Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective
              May 1, 2006. (Incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 14 to The Travelers
              Fund ABD for Variable Annuities Registration Statement on Form N-4 , File No. 033-65343 filed April 6, 2006.)

6(b) By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to
     Exhibit 6(b) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)

6(c) Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May
     1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The Travelers Fund ABD for
     Variable Annuities Registration Statement on Form N-4 , File No. 033-65343 filed April 6, 2006.)

7.   Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

8.   Form of Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778, filed April 21, 2005).

8(a) Participation Agreement Among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution
     Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1,
     2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD
     for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)

8(b) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance
     Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1,
     2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD
     for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)

9.   Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the
     Registration Statement on Form N-4, File No. 333-58783, filed July 9, 1998.)

10. (a) Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

10. (b) Consent of Deloitte& Touche LLP, Independent Registered Public Accounting Firm. Filed herewith

11.     Not applicable.

12.     Not applicable.

15      Powers of Attorney authorizing Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L.
        Lipscomb, Gina C. Sandonato, Myra L. Saul, and Marie C. Swift as signatory for C. Robert Henrikson, Leland C.
        Launer, Jr., Lisa M. Weber, Stanley J. Talbi, and Joseph J. Prochaska, Jr. (Incorporated herein by reference to Post-
        Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-101778, filed September 20,
        2005).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR



NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH INSURANCE COMPANY
---------------------------- ---------------------------------------------------------
C. Robert Henrikson (a)      Director, Chairman, President and Chief Executive Officer
Leland C. Launer, Jr. (e)    Director
Lisa M. Weber (a)            Director
Steven A. Kandarian (b)      Executive Vice President and Chief Investment Officer
James L. Lipscomb (a)        Executive Vice President and General Counsel
Gwenn L. Carr (a)            Senior Vice President and Secretary
Joseph J. Prochaska, Jr. (a) Senior Vice President and Chief Accounting Officer
Stanley J. Talbi (a)         Senior Vice President and Chief Financial Officer
Anthony J. Williamson (a)    Senior Vice President and Treasurer
Michael K. Farrell (b)       Senior Vice President
Hugh C. McHaffie (d)         Senior Vice President
Roberto Baron (a)            Vice President and Senior Actuary
Steven J. Brash (a)          Vice President
William D. Cammarata (f)     Vice President
Vincent Cirulli (b)          Vice President
James R. Dingler (b)         Vice President
Elizabeth M. Forget (g)      Vice President
Judith A. Gulotta (b)        Vice President
S. Peter Headley (h)         Vice President and Assistant Secretary
C. Scott Inglis (b)          Vice President
Daniel D. Jordan (d)         Vice President and Assistant Secretary
Bennett Kleinberg (c)        Vice President and Actuary
Paul L. LeClair (d)          Vice President and Actuary
Gene L. Lunman (c)           Vice President
Joseph J. Massimo (f)        Vice President
Daniel A. O'Neill (b)        Vice President
Mark S. Reilly (c)           Vice President
Mark J. Remington (c)        Vice President
Jonathan L. Rosenthal (b)    Vice President and Chief Hedging Officer
Ragai A. Roushdy (b)         Vice President
Erik V. Savi (b)             Vice President
Kevin M. Thornwarth (b)      Vice President
Mark. H. Wilsmann (b)        Vice President
Louis P. DiGiacomo (a)       Assistant Vice President
Christopher A. Kremer (d)    Assistant Vice President and Actuary
Sharon A. Owens (c)          Assistant Vice President
Linn K. Richardson (c)       Assistant Vice President and Actuary
Ellen N. Derrig (b)          Assistant Secretary
William K. Ding (b)          Assistant Secretary
William P. Gardella (b)      Assistant Secretary
Nancy J. Hammer (i)          Assistant Secretary
Donald J. Healy, Jr. (j)     Assistant Secretary
Todd Lurie (b)               Assistant Secretary
Mark T. Pallis (k)           Assistant Secretary
Edward M. Pollock (k)        Assistant Secretary
Gregory M. Harrison (a)      Assistant Treasurer
James W. Koeger (l)          Assistant Treasurer
Patricia M. Wersching (l)    Assistant Treasurer
Joseph A. Zdeb (a)           Assistant Treasurer



PRINCIPAL BUSINESS ADDRESS:
(a) One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York
11101

(b) 10 Park Avenue, Morristown, NJ 07962
(c) 185 Asylum Street, Hartford, CT 06103
(d) 501 Boylston Street, Boston, MA 02116
(e) 501 Route 22, Bridgewater, NJ 08807
(f) 18210 Crane Nest Drive, Tampa, FL 33647
(g) 260 Madison Avenue, New York, NY 10016
(h) 6750 Poplar Avenue, Germantown, TN 38138
(i) 2400 Lakeview Parkway, Alpharetta, GA 30004
(j) 2021 Spring Road, Oak Brook, IL 60523
(k) 400 South El Camino Real, San Mateo, CA 94402
(l) 13045 Tesson Ferry Road, St. Louis, MO 63128


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant and Depositor and ultimately controlled by MetLife, Inc. An organizational chart for MetLife, Inc. follows:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 28, 2006, there were 2,234 Contract Owners.


ITEM 28. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and Travelers Distribution LLC, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) MLI Distribution LLC
    One Cityplace
    Hartford, CT 06103-3415

MLI Distribution LLC also serves as principal underwriter for the following funds:

MetLife of CT Fund U for Variable Annuities (formerly, The Travelers Fund U for Variable Annuities), MetLife of CT Fund VA for Variable Annuities (formerly, The Travelers Fund VA for Variable Annuities), MetLife of CT Fund BD for Variable Annuities (formerly, The Travelers Fund BD for Variable Annuities), MetLife of CT Fund BD II for Variable Annuities (formerly, The Travelers Fund BD II for Variable Annuities), MetLife of CT Fund BD III for Variable Annuities (formerly, The Travelers Fund BD III for Variable Annuities), MetLife of CT Fund BD IV for Variable Annuities (formerly, The Travelers Fund BD IV for Variable Annuities), MetLife of CT Fund ABD for Variable Annuities (formerly, The Travelers Fund ABD for Variable Annuities), MetLife of CT Fund ABD II for Variable Annuities (formerly, The Travelers Fund ABD II for Variable Annuities), MetLife of CT Separate Account PF for Variable Annuities (formerly, The Travelers Separate Account PF for Variable Annuities), MetLife of CT Separate Account PF II for Variable Annuities (formerly, The Travelers Separate Account PF II for Variable Annuities), MetLife of CT Separate Account QP for Variable Annuities (Formerly, The Travelers Separate Account QP for Variable Annuities), MetLife of CT Separate Account TM for Variable Annuities (formerly, The Travelers Separate Account TM for Variable Annuities), MetLife of CT Separate Account Six for Variable Annuities (formerly, The Travelers Separate Account Six for Variable Annuities), MetLife of CT Separate Account Seven for Variable Annuities (formerly, The Travelers Separate Account Seven for Variable Annuities), MetLife of CT Separate Account Eight for Variable Annuities (formerly, The Travelers Separate Account Eight for Variable Annuities), MetLife of CT Separate Account Nine for Variable Annuities (formerly, The Travelers Separate Account Nine for Variable Annuities), MetLife of CT Separate Account Ten for Variable Annuities (formerly, The Travelers Separate Account Ten for Variable Annuities), MetLife of CT Fund UL for Variable Life Insurance (formerly, The Travelers Fund UL for Variable Life Insurance), MetLife of CT Fund UL II for Variable Life Insurance (formerly, The Travelers Fund UL II for Variable Life Insurance), MetLife of CT Fund UL III for Variable Life Insurance (formerly, The Travelers Fund UL III for Variable Life Insurance), MetLife of CT Variable Life Insurance Separate Account One (formerly, The Travelers Variable Life Insurance Separate Account One), MetLife of CT Variable Life Insurance Separate Account Two (formerly, The Travelers Variable Life Insurance Separate Account Two), MetLife of CT Variable Life Insurance Separate Account Three (formerly, The Travelers Variable Life Insurance Separate Account Three), MetLife of CT Variable Life Insurance Separate Account Four (formerly, The Travelers Variable Life Insurance Separate Account Four), The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, MetLife of CT Quality Bond Account for Variable Annuities (formerly, The Travelers Quality Bond Account for Variable Annuities), MetLife of CT Money Market Account for Variable Annuities ( The Travelers Money Market Account for Variable Annuities), The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, MetLife of CT Separate Account Eleven for Variable Annuities (formerly, TIC Separate Account Eleven for Variable Annuities), MetLife of CT Separate Account Twelve for Variable Annuities (formerly, TLAC Separate Account Twelve for Variable Annuities), MetLife of CT Separate Account Thirteen for Variable Annuities (formerly, TIC Separate Account Thirteen for Variable Annuities), MetLife of CT Separate Account Fourteen for Variable Annuities (formerly, TLAC Separate Account Fourteen for Variable Annuities), MetLife of CT Variable Annuity Separate Account 2002 (formerly, TIC Variable Annuity Separate Account 2002) and MetLife Life and Annuity oF CT Variable Annuity Separate Account 2002 (formerly, TLAC Variable Annuity Separate Account 2002.

(b) Name and Principal        Positions and Offices
    Business Address          With Underwriter
    ------------------------- ----------------------------------------------------
    Leslie Sutherland (a)     President
    Steven J. Brash (a)       Vice President
    Debora L. Buffington (b)  Vice President, Director of Compliance
    Charles M. Deuth (a)      Vice President, National Accounts
    Anthony J. Dufault (b)    Vice President
    James R. Fitzpatrick (b)  Vice President
    Elizabeth M. Forget (c)   Vice President and Chief Marketing Officer
    Helayne F. Klier (c)      Vice President
    Paul M. Kos (b)           Vice President
    Paul A. LaPiana (b)       Vice President, Life Insurance Distribution Division
    Richard C. Pearson (b)    Vice President and Secretary
    John E. Petersen (e)      Vice President
    Robert H. Petersen (e)    Vice President and Chief Financial Officer
    Deron J. Richens (b)      Vice President
    Paul A. Smith (a)         Vice President
    Cathy Sturdivant (b)      Vice President
    Paulina Vakouros (c)      Vice President
    Edward C. Wilson (b)      Vice President and Chief Distribution Officer
    James R. Allen (b)        Assistant Vice President
    Robert H. Bruce (b)       Assistant Vice President
    Jeffrey A. Tupper (b)     Assistant Vice President
    Anthony J. Williamson (a) Treasurer
    Jonnie L. Crawford (b)    Assistant Secretary
    Gregory M. Harrison       Assistant Treasurer
    James W. Koeger (d)       Assistant Treasurer
    Michael K. Farrell (f)    Manager
    Craig W. Markham (d)      Manager
    William J. Toppeta (a)    Manager



    PRINCIPAL BUSINESS ADDRESS
    (a) One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, New York 11101
    (b) 5 Park Plaza, Suite 1900, Irvine, CA 92614
    (c) 260 Madison Avenue, New York, NY 10016
    (d) 13045 Tesson Ferry Road, St. Louis, MO 63128
    (e) 485-E U.S. Highway 1 South, 4th Floor, Iselin, NJ 08830
    (f) 10 Park Avenue, Morristown, NJ 07962


(c) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


MetLife Insurance Company of Connecticut

One Cityplace
Hartford, Connecticut 06103-3415

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


(d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)--(d) of Rule 6c-7 have been complied with.

(e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1) -- (4) of such letter.


The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 10th day of April, 2006.

          THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES

                                 (Registrant)

                        THE TRAVELERS INSURANCE COMPANY
                                  (Depositor)


                                              By: /s/ Bennett D. Kleinberg
                                                  -----------------------------
                                                  Bennett D. Kleinberg, Vice
                                                  President and Actuary



As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 10th day of April 2006.


*C. ROBERT HENRIKSON       Director, Chairman, President
-------------------------- and Chief Executive Officer
(C. Robert Henrikson)

*STANLEY J. TALBI          Senior Vice President and
-------------------------- Chief Financial Officer
(Stanley J. Talbi)

*JOSEPH J. PROCHASKA, JR.  Senior Vice President and
-------------------------- Chief Accounting Officer
(Joseph J. Prochaska, Jr.)

*LELAND C, LAUNER, JR.     Director
--------------------------
(Leland C. Launer, Jr.)

*LISA M. WEBER             Director
--------------------------
(Lisa M. Weber)


*By: /s/ Myra L. Saul
     -------------------------
     Myra L. Saul ,
     Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION
----------- --------------------------------------------------------------------------------------------------------
     5      a.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                Application Rev. 5-05, National app L-22213
            b.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                Application Rev. 7-05 National app L-22213
            c.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                Application Rev. 11-05 National app L-22213
            d.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Deferred Variable Annuity
                Application Rev. 1-06 National app L-22213
            e.  The Travelers Insurance Company, The Travelers Life and Annuity Company, Master Application for Group
                Deferred Variable Annuity L22534 TRA Master App 7-05
            f.  The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY
                5-05
            g.  The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY
                6-05
            h.  The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY
                7-05
            i.  The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY
                8-05
            j.  The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY
                11-05
            k.  The Travelers Insurance Company for Group Deferred Variable Annuity Application (New York) L-22535NY
                1-06

  10. (a)   Consent of KPMG LLP, Independent Registered Public Accounting Firm.
  10. (b)   Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.